UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.21

ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

December 7, 2021

This report provides management’s discussion of fund performance for the AB All Market Real Return Portfolio for the annual reporting period ended October 31, 2021.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	6 Months	12 Months

AB ALL MARKET REAL RETURN PORTFOLIO

Class 1 Shares[1]	10.19%	45.63%

Class 2 Shares[1]	10.36%	46.10%

Class A Shares[2]	10.08%	45.29%

Class C Shares	9.71%	44.41%

Advisor Class Shares[2,3]	10.22%	45.63%

Class R Shares[2,3]	9.96%	45.04%

Class K Shares2.3	10.10%	45.40%

Class I Shares[2,3]	10.42%	46.17%

Class Z Shares[3]	10.31%	46.17%

MSCI AC World Commodity Producers Index (net)	7.96%	65.36%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended October 31, 2021.

All share classes of the Fund underperformed the benchmark for the 12-month period, but outperformed for the six-month period, before sales

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charges. For the 12-month period, the strategic allocation detracted overall, relative to the benchmark, as real estate, commodity futures and inflation-sensitive equities underperformed commodity producers. Security selection within commodity equities, commodity futures, real estate investment trusts (“REITs”) and inflation-sensitive equities contributed. The Fund’s tactical overweight to commodity futures contributed, but this was offset by tactical underweights to REITs and inflation-sensitive equities.

During the six-month period, the strategic allocation contributed overall, relative to the benchmark, as commodity futures and inflation-sensitive equities outperformed commodity producers. Security selection within commodity equities, commodity futures, REITs and inflation-sensitive equities contributed. The Fund’s tactical overweight to commodity equities contributed, while tactical underweights to REITs and inflation-sensitive equities detracted.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, inflation swaps and currency forwards, which added to absolute returns for both periods, while total return swaps and variance swaps detracted for both periods. Written options were utilized for hedging and investment purposes and had no material impact on performance for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded strong double-digit returns during the 12-month period ended October 31, 2021. Accommodative monetary policy, widespread vaccination distribution and resilient company earnings growth helped quell inflation concerns and supported equity markets throughout most of the period. Bouts of volatility increased as worsening supply-chain constraints and the negative economic impact of the coronavirus delta variant were compounded by the convergence of politically divisive budget negotiations in the US and turmoil in China’s economy. The US Federal Reserve moved gradually toward tapering but signaled that current economic conditions continued to justify low rates for the next several years, which steadied equity markets. Investors also reacted favorably to positive developments in Washington, DC, after Congress reached a deal to temporarily raise the US debt ceiling and as Chinese authorities moved to calm fears around the collapse of the heavily indebted Chinese real estate developer Evergrande and a slowdown in China’s economy. Large-cap stocks underperformed small-cap stocks on a relative basis, and value-style stocks narrowly outperformed their growth-style peers.

Fixed-income market returns were mixed as longer-term treasury returns fell in most major developed markets on rising yields—particularly in Australia, Canada and the UK. Global inflation-linked bonds significantly outperformed treasuries. Relatively low interest rates set the stage for the continued outperformance of risk assets, led by the performance of high-yield corporate bonds—particularly in the US, eurozone and emerging

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markets. Emerging-market hard-currency sovereign bonds also had strong performance, mostly from the high-yield component. Emerging- and developed-market investment-grade corporate bonds also posted positive performance, with the US outperforming the eurozone. Securitized assets outperformed, especially in commercial mortgage-backed securities. Local-currency sovereign bonds trailed, as the US dollar was mixed against emerging-market currencies and fell versus most developed-market currencies except the yen and South Korean won. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

Inflation assets rallied over the six- and 12-month periods, with natural resource equities, commodities, REITs and inflation breakevens all posting positive returns. The global vaccine rollout kept investor sentiment elevated, as they anticipated that a speedy rollout would allow pent-up demand for goods and services to reenter the market. Early reassurance from central banks around the world that stimulus measures would remain in place further bolstered inflation expectations and benefited these assets. Commodities were the top performers over the six-month period, as coal and natural gas prices in China and Europe spiked in response to constrained supply. Factories across regions were shuttered or forced to reduce capacity in response to the energy crunch, and in turn limited output of metals, which also saw price appreciation. Energy producers also outperformed over this period, benefiting from the energy bounce. Unprecedented supply-chain challenges kept inflation expectations elevated, which benefited breakevens. REITs posted positive returns over the period as well, but lagged the broader equity market.

The Fund’s Senior Investment Management Team continues to look for sources of value via asset allocation shifts, active security selection, risk overlay strategies and currency management. The Fund uses a blend of quantitative and fundamental research in order to determine overall portfolio risk, allocate risk across major real asset classes and identify idiosyncratic opportunities.

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities

(continued on next page)

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(“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund seeks inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser utilizes its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include REITs and other real estate-related securities.

The Fund invests in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may enter into derivatives, such as options, futures contracts, forwards, swaps or structured notes, to a significant extent,

(continued on next page)

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subject to the limits of applicable law. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser considers the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through use of a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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DISCLOSURES AND RISKS (continued)

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The

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DISCLOSURES AND RISKS (continued)

derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth

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DISCLOSURES AND RISKS (continued)

more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports.” Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2011 TO 10/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Real Return Portfolio Class A shares (from 10/31/2011 to 10/31/2021) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	45.63%	45.63%

5 Years	8.21%	8.21%

10 Years	1.86%	1.86%

CLASS 2 SHARES[1]

1 Year	46.10%	46.10%

5 Years	8.49%	8.49%

10 Years	2.12%	2.12%

CLASS A SHARES

1 Year	45.29%	39.12%

5 Years	8.00%	7.05%

10 Years	1.71%	1.27%

CLASS C SHARES

1 Year	44.41%	43.41%

5 Years	7.22%	7.22%

10 Years[2]	0.97%	0.97%

ADVISOR CLASS SHARES[3]

1 Year	45.63%	45.63%

5 Years	8.27%	8.27%

10 Years	1.99%	1.99%

CLASS R SHARES[3]

1 Year	45.04%	45.04%

5 Years	7.72%	7.72%

10 Years	1.47%	1.47%

CLASS K SHARES[3]

1 Year	45.40%	45.40%

5 Years	8.01%	8.01%

10 Years	1.74%	1.74%

CLASS I SHARES[3]

1 Year	46.17%	46.17%

5 Years	8.49%	8.49%

10 Years	2.11%	2.11%

CLASS Z SHARES[3]

1 Year	46.17%	46.17%

5 Years	8.49%	8.49%

Since Inception[4]	2.68%	2.68%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.15%, 0.88%, 1.44%, 2.19%, 1.18%, 1.64%, 1.33%, 0.91% and 0.90% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs, to 1.30%, 2.05%, 1.05%, 1.55% and 1.30% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 1/31/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	36.95%

5 Years	6.89%

10 Years	2.46%

CLASS 2 SHARES[1]

1 Year	37.15%

5 Years	7.15%

10 Years	2.72%

CLASS A SHARES

1 Year	30.62%

5 Years	5.74%

10 Years	1.87%

CLASS C SHARES

1 Year	34.50%

5 Years	5.87%

10 Years[2]	1.57%

ADVISOR CLASS SHARES[3]

1 Year	36.95%

5 Years	6.92%

10 Years	2.58%

CLASS R SHARES[3]

1 Year	36.34%

5 Years	6.40%

10 Years	2.08%

CLASS K SHARES[3]

1 Year	36.79%

5 Years	6.68%

10 Years	2.35%

CLASS I SHARES[3]

1 Year	37.21%

5 Years	7.13%

10 Years	2.71%

CLASS Z SHARES[3]

1 Year	37.21%

5 Years	7.13%

Since Inception[4]	2.11%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 1/31/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,100.80	$6.83	1.29%	$6.99	1.32%
Hypothetical**	$1,000	$1,018.70	$6.56	1.29%	$6.72	1.32%
Class C
Actual	$1,000	$1,097.10	$10.78	2.04%	$10.94	2.07%
Hypothetical**	$1,000	$1,014.92	$10.36	2.04%	$10.51	2.07%
Advisor Class
Actual	$1,000	$1,102.20	$5.51	1.04%	$5.67	1.07%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%	$5.45	1.07%
Class R
Actual	$1,000	$1,099.60	$8.15	1.54%	$8.31	1.57%
Hypothetical**	$1,000	$1,017.44	$7.83	1.54%	$7.98	1.57%
Class K
Actual	$1,000	$1,101.00	$6.67	1.26%	$6.83	1.29%
Hypothetical**	$1,000	$1,018.85	$6.41	1.26%	$6.56	1.29%
Class I
Actual	$1,000	$1,104.20	$4.40	0.83%	$4.56	0.86%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%	$4.38	0.86%
Class 1
Actual	$1,000	$1,101.90	$5.72	1.08%	$5.88	1.11%
Hypothetical**	$1,000	$1,019.76	$5.50	1.08%	$5.65	1.11%
Class 2
Actual	$1,000	$1,103.60	$4.29	0.81%	$4.40	0.83%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%	$4.23	0.83%
Class Z
Actual	$1,000	$1,103.10	$4.40	0.83%	$4.56	0.86%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%	$4.38	0.86%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

PORTFOLIO SUMMARY

October 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,332.3

1

All data are as of October 31, 2021. The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Consolidated Portfolio of Investments” section of the report for additional details).

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

October 31, 2021 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Royal Dutch Shell PLC – Class B	$31,068,920	2.3%

Prologis, Inc.	26,950,674	2.0

iShares Global Energy ETF	23,204,849	1.7

Simon Property Group, Inc.	14,281,583	1.1

Digital Realty Trust, Inc.	13,290,758	1.0

Chevron Corp.	12,517,421	0.9

TotalEnergies SE	12,138,368	0.9

Welltower, Inc.	11,610,564	0.9

Mitsui Fudosan Co., Ltd.	11,534,805	0.9

BP PLC	11,279,965	0.8

	$167,877,907	12.5%

1

All data are as of October 31, 2021. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Consolidated Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.9% or less in the following: Austria, Belgium, Brazil, Chile, Denmark, Finland, Greece, India, Ireland, Israel, Italy, Mexico, Netherlands, New Zealand, Philippines, Russia, Singapore, South Africa, South Korea, Switzerland, Taiwan, Thailand, United Arab Emirates, United Republic of Tanzania and Zambia.

2	Long-term investments.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2021

Company	Shares	U.S. $ Value

COMMON STOCKS – 75.4%
Real Estate – 33.7%
Diversified Real Estate Activities – 2.7%
Ayala Land, Inc.	2,432,200	$1,693,518
Daito Trust Construction Co., Ltd.	19,100	2,368,096
Mitsubishi Estate Co., Ltd.	191,600	2,911,742
Mitsui Fudosan Co., Ltd.	504,500	11,534,805
New World Development Co., Ltd.	1,028,750	4,462,130
Nomura Real Estate Holdings, Inc.	34,400	838,650
Sumitomo Realty & Development Co., Ltd.	50,600	1,828,680
Sun Hung Kai Properties Ltd.	597,500	7,921,848
UOL Group Ltd.	415,500	2,228,504

		35,787,973

Diversified REITs – 2.4%
Alexander & Baldwin, Inc.	112,690	2,764,286
Broadstone Net Lease, Inc.	80,450	2,139,165
Charter Hall Long Wale REIT	599,370	2,198,855
Cofinimmo SA	12,250	1,976,340
Essential Properties Realty Trust, Inc.	179,230	5,339,262
Fibra Uno Administracion SA de CV	991,230	986,030
Growthpoint Properties Ltd.(a)	1,440,142	1,221,882
ICADE	26,520	2,079,748
Land Securities Group PLC	297,780	2,797,488
Merlin Properties Socimi SA	362,400	3,924,675
Stockland	1,819,436	6,271,487

		31,699,218

Health Care REITs – 1.6%
Medical Properties Trust, Inc.	304,350	6,491,785
Physicians Realty Trust	178,296	3,389,407
Welltower, Inc.	144,410	11,610,564

		21,491,756

Hotel & Resort REITs – 0.9%
Apple Hospitality REIT, Inc.	312,640	4,911,575
Park Hotels & Resorts, Inc.(b)	235,610	4,365,853
RLJ Lodging Trust	207,970	2,998,927

		12,276,355

Industrial REITs – 5.3%
Americold Realty Trust	162,690	4,794,474
Ascendas Real Estate Investment Trust	1,088,200	2,492,447
Centuria Industrial REIT	384,710	1,061,136
Dream Industrial Real Estate Investment Trust	331,324	4,537,768
GLP J-REIT	1,693	2,761,384
Industrial & Infrastructure Fund Investment Corp.	1,353	2,480,789
LondonMetric Property PLC	676,760	2,420,461
Mitsui Fudosan Logistics Park, Inc.	403	2,142,733

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Plymouth Industrial REIT, Inc.	54,286	$1,387,550
Prologis, Inc.	185,918	26,950,674
Rexford Industrial Realty, Inc.	91,090	6,121,248
Segro PLC	402,882	7,120,755
STAG Industrial, Inc.	152,240	6,627,007

		70,898,426

Office REITs – 2.7%
Alexandria Real Estate Equities, Inc.	46,191	9,429,431
alstria office REIT-AG	182,980	3,420,231
City Office REIT, Inc.	273,270	5,183,932
Cousins Properties, Inc.	165,835	6,568,724
Daiwa Office Investment Corp.	284	1,833,190
Japan Prime Realty Investment Corp.	525	1,925,652
Nippon Building Fund, Inc.	670	4,352,952
Orix JREIT, Inc.	130	215,684
True North Commercial Real Estate Investment Trust	146,620	881,426
Workspace Group PLC	174,140	1,958,986

		35,770,208

Real Estate Development – 1.6%
China Resources Land Ltd.	990,000	3,846,613
CIFI Holdings Group Co., Ltd.	8,058,000	4,472,820
Emaar Properties PJSC	1,560,120	1,707,910
Instone Real Estate Group SE(c)	88,019	2,319,899
Longfor Group Holdings Ltd.(c)	437,000	2,114,171
Megaworld Corp.	17,716,000	1,079,339
Midea Real Estate Holding Ltd.(a)(c)	2,554,000	4,407,907
Times China Holdings Ltd.	2,686,000	1,827,703

		21,776,362

Real Estate Operating Companies – 2.9%
Aroundtown SA	584,280	4,060,460
CA Immobilien Anlagen AG	64,239	2,756,431
Castellum AB(a)	110,250	2,938,562
Central Pattana PCL	820,600	1,465,247
CIFI Ever Sunshine Services Group Ltd.(c)	560,120	999,526
CTP NV(c)	118,359	2,513,467
Fastighets AB Balder – Class B(a)(b)	70,280	5,095,860
Hulic Co., Ltd.	176,200	1,694,250
LEG Immobilien SE	35,330	5,255,091
Shurgard Self Storage SA	36,080	2,210,549
Swire Properties Ltd.	783,600	2,100,805
TAG Immobilien AG	122,620	3,725,327
VGP NV	7,460	1,929,400
Vonovia SE	22,530	1,366,733

		38,111,708

Real Estate Services – 0.0%
FirstService Corp.	2,412	481,075

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Residential REITs – 5.6%
American Campus Communities, Inc.	98,240	$5,277,453
American Homes 4 Rent – Class A	158,720	6,444,032
Bluerock Residential Growth REIT, Inc.	80,910	1,094,712
Comforia Residential REIT, Inc.	685	1,995,350
Daiwa Securities Living Investments Corp.	2,130	2,151,760
Equity Residential	5,540	478,656
Essex Property Trust, Inc.	27,260	9,266,492
Independence Realty Trust, Inc.	277,370	6,554,253
Invitation Homes, Inc.	162,450	6,701,062
Killam Apartment Real Estate Investment Trust	296,860	5,454,587
Mid-America Apartment Communities, Inc.	35,870	7,325,013
Minto Apartment Real Estate Investment Trust(c)	135,080	2,501,643
Sun Communities, Inc.	51,497	10,092,382
UDR, Inc.	129,870	7,211,681
UNITE Group PLC (The)	160,040	2,389,523

		74,938,599

Retail REITs – 3.9%
AEON REIT Investment Corp.	2,358	3,187,644
Brixmor Property Group, Inc.	240,460	5,636,382
CapitaLand Integrated Commercial Trust	2,464,760	3,925,020
Eurocommercial Properties NV	144,615	3,375,262
Federal Realty Investment Trust	42,430	5,106,451
Link REIT	579,901	5,137,597
Mercialys SA	154,538	1,678,775
NETSTREIT Corp.	185,876	4,505,634
Simon Property Group, Inc.	97,432	14,281,583
SITE Centers Corp.	282,270	4,485,270

		51,319,618

Specialized REITs – 4.1%
American Tower Corp.	12,898	3,636,849
Crown Castle International Corp.	11,850	2,136,555
CubeSmart	117,980	6,490,080
Digital Realty Trust, Inc.	84,220	13,290,758
EPR Properties	84,920	4,263,833
Equinix, Inc.	7,380	6,177,577
Iron Mountain, Inc.	24,108	1,100,289
National Storage Affiliates Trust	59,890	3,740,730
Public Storage	19,490	6,474,188
Safestore Holdings PLC	247,540	4,072,028
SBA Communications Corp.	3,004	1,037,371
VICI Properties, Inc.(a)	31,384	921,120
Weyerhaeuser Co.	39,071	1,395,616

		54,736,994

		449,288,292

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 9.8%
Integrated Oil & Gas – 7.3%
BP PLC	2,354,456	$11,279,965
Chevron Corp.	109,332	12,517,421
Exxon Mobil Corp.	127,375	8,211,866
Gazprom PJSC (Sponsored ADR)	392,220	3,863,367
LUKOIL PJSC (Sponsored ADR)	19,679	2,007,848
OMV AG	30,138	1,824,655
PetroChina Co., Ltd. – Class H	13,632,000	6,572,634
Repsol SA	509,184	6,521,899
Royal Dutch Shell PLC – Class A	29,773	682,066
Royal Dutch Shell PLC – Class B	1,353,841	31,068,920
TotalEnergies SE	242,404	12,138,368

		96,689,009

Oil & Gas Equipment & Services – 0.2%
Subsea 7 SA	366,830	3,292,850

Oil & Gas Exploration & Production – 1.3%
Aker BP ASA	137,490	5,275,753
Canadian Natural Resources Ltd.	25,521	1,084,684
EOG Resources, Inc.	98,232	9,082,531
Pioneer Natural Resources Co.	3,684	688,834
Williams Cos., Inc. (The)	33,310	935,678

		17,067,480

Oil & Gas Refining & Marketing – 0.4%
ENEOS Holdings, Inc.	860,500	3,469,751
Gevo, Inc.(a)(b)	33,479	242,053
Idemitsu Kosan Co., Ltd.	16,000	436,997
Neste Oyj	2,377	132,332
Renewable Energy Group, Inc.(b)	8,841	565,824
VERBIO Vereinigte BioEnergie AG	3,118	247,915

		5,094,872

Oil & Gas Storage & Transportation – 0.6%
Antero Midstream Corp.	8,901	94,707
Cheniere Energy, Inc.(b)	6,466	668,584
Enbridge, Inc.	68,600	2,873,484
EnLink Midstream LLC(b)	7,120	55,892
Gibson Energy, Inc.(a)	4,015	80,910
Keyera Corp.(a)	6,059	155,294
Kinder Morgan, Inc.	53,441	895,137
Koninklijke Vopak NV(a)	1,792	71,318
ONEOK, Inc.	12,218	777,309
Pembina Pipeline Corp.(a)	15,080	499,214
Targa Resources Corp.	6,269	342,726
TC Energy Corp.	26,846	1,452,278

		7,966,853

		130,111,064

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 7.9%
Aluminum – 0.4%
Alcoa Corp.	77,671	$3,568,983
Norsk Hydro ASA	164,613	1,209,159

		4,778,142

Commodity Chemicals – 0.4%
Beijing Sanju Environmental Protection and New Material Co., Ltd.(b)	689,885	656,598
Corteva, Inc.	75,330	3,250,490
Ecopro Co., Ltd.	4,315	371,012
Guangzhou Tinci Materials Technology Co., Ltd.	15,240	392,196
Kuraray Co., Ltd.	32,400	293,189
LG Chem Ltd.	404	289,892
Mitsubishi Chemical Holdings Corp.	64,200	531,411
W-Scope Corp.(a)(b)	36,600	292,930

		6,077,718

Construction Materials – 0.3%
CSR Ltd.	454,731	2,041,377
GCC SAB de CV	210,117	1,550,261

		3,591,638

Copper – 0.4%
First Quantum Minerals Ltd.	128,343	3,038,502
Lundin Mining Corp.	198,211	1,724,897
OZ Minerals Ltd.	59,404	1,129,974

		5,893,373

Diversified Chemicals – 0.2%
Daicel Corp.	46,400	347,409
Kemira Oyj(a)	21,483	329,933
LANXESS AG	3,639	245,205
Sumitomo Chemical Co., Ltd.	370,100	1,823,229

		2,745,776

Diversified Metals & Mining – 2.2%
Anglo American PLC	229,732	8,739,700
China Molybdenum Co., Ltd.(a)	825,000	510,017
Ganfeng Lithium Co., Ltd.	11,600	303,714
GEM Co., Ltd.	163,600	278,263
Glencore PLC(b)	1,751,964	8,760,837
MMC Norilsk Nickel PJSC (ADR)	63,294	1,976,241
Nanjing Hanrui Cobalt Co., Ltd.	24,200	298,908
Orocobre Ltd.(a)(b)	164,922	1,113,784
Rio Tinto Ltd.	10,788	739,115
Rio Tinto PLC	98,024	6,111,940
Zhejiang Huayou Cobalt Co., Ltd.	18,600	322,594

		29,155,113

Fertilizers & Agricultural Chemicals – 0.2%
CF Industries Holdings, Inc.	39,470	2,241,896

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gold – 1.1%
Agnico Eagle Mines Ltd.	113,374	$6,017,726
AngloGold Ashanti Ltd.	193,632	3,572,266
Barrick Gold Corp.	138,320	2,540,938
Northern Star Resources Ltd.	115,284	798,092
Regis Resources Ltd.	484,394	726,421
St. Barbara Ltd.	588,647	647,276

		14,302,719

Industrial Gases – 0.1%
Air Liquide SA	3,162	527,920
Air Products and Chemicals, Inc.	1,861	557,946
Linde PLC	1,884	601,373

		1,687,239

Paper Packaging – 0.1%
Sealed Air Corp.	12,212	724,416
Smurfit Kappa Group PLC	8,472	444,073

		1,168,489

Paper Products – 0.4%
Stora Enso Oyj – Class R	205,540	3,420,086
Suzano SA(b)	226,500	1,975,725

		5,395,811

Precious Metals & Minerals – 0.0%
Industrias Penoles SAB de CV(b)	47,462	605,885

Specialty Chemicals – 0.5%
Albemarle Corp.	1,742	436,319
Beijing Easpring Material Technology Co., Ltd.	26,500	366,828
Chr Hansen Holding A/S	1,373	109,242
Danimer Scientific, Inc.(a)(b)	23,998	354,210
Ecolab, Inc.	2,270	504,439
Evonik Industries AG	12,030	389,782
IMCD NV	1,814	402,789
Johnson Matthey PLC	10,190	380,857
Koninklijke DSM NV	2,601	568,262
Livent Corp.(b)	12,480	352,186
Novozymes A/S – Class B	3,794	279,082
Shanghai Putailai New Energy Technology Co., Ltd.	11,260	313,054
Shenzhen Capchem Technology Co., Ltd.	15,000	336,322
Sika AG	1,915	648,763
Symrise AG	1,138	157,410
Umicore SA(a)	18,619	1,067,548
Wacker Chemie AG	2,572	464,778

		7,131,871

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Steel – 1.6%
APERAM SA	79,411	$4,734,771
ArcelorMittal SA	254,432	8,604,924
Commercial Metals Co.	21,118	679,577
Evraz PLC	190,089	1,614,616
Steel Dynamics, Inc.	21,346	1,410,544
Vale SA (Sponsored ADR) – Class B	303,110	3,858,590

		20,903,022

		105,678,692

Capital Goods – 4.0%
Aerospace & Defense – 0.0%
Hexcel Corp.(b)	9,342	530,065

Agricultural & Farm Machinery – 0.1%
Lindsay Corp.	3,157	459,880
Toro Co. (The)	2,984	284,883

		744,763

Building Products – 0.8%
A O Smith Corp.	9,429	688,977
Carrier Global Corp.	26,585	1,388,535
Cie de Saint-Gobain	20,068	1,384,944
Fletcher Building Ltd.	350,720	1,803,863
Johnson Controls International PLC	4,652	341,317
Kingspan Group PLC	2,980	343,072
Lennox International, Inc.	1,674	500,995
Nibe Industrier AB	31,588	469,829
Owens Corning	23,487	2,193,921
ROCKWOOL International A/S	778	355,791
Xinyi Glass Holdings Ltd.	128,000	360,697
Zurn Water Solutions Corp.	19,008	689,610

		10,521,551

Construction & Engineering – 0.2%
Arcosa, Inc.	16,172	836,577
Ferrovial SA(a)	13,768	434,629
Vinci SA	14,256	1,524,112

		2,795,318

Construction & Farm Machinery & Heavy Trucks – 0.0%
Cummins, Inc.	1,456	349,207

Electrical Components & Equipment – 1.4%
ABB Ltd.	11,759	389,026
Acuity Brands, Inc.	8,773	1,802,237
Advent Technologies Holdings, Inc.(a)(b)	56,712	543,868
AFC Energy PLC(b)	301,665	248,864
Amara Raja Batteries Ltd.	27,760	253,314
Ballard Power Systems, Inc.(a)(b)	36,133	654,867
Blink Charging Co.(a)(b)	11,843	376,607

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Camel Group Co., Ltd.	281,700	$576,129
Ceres Power Holdings PLC(b)	14,001	238,633
Contemporary Amperex Technology Co., Ltd.	3,300	330,568
EnerSys	6,595	527,864
Eve Energy Co., Ltd.	21,200	375,785
First Solar, Inc.(b)	7,065	844,903
FuelCell Energy, Inc.(a)(b)	54,794	437,804
Gotion High-tech Co., Ltd.(b)	40,500	372,976
GS Yuasa Corp.	13,500	293,890
Hubbell, Inc.	3,509	699,589
Legrand SA	3,523	384,324
Nexans SA	2,646	265,483
nVent Electric PLC	25,762	913,263
Plug Power, Inc.(b)	12,000	459,240
PowerCell Sweden AB(a)(b)	11,096	247,991
Prysmian SpA	36,230	1,369,823
Rockwell Automation, Inc.	6,271	2,002,957
Schneider Electric SE	2,732	471,046
Signify NV(c)	11,990	580,992
SMA Solar Technology AG	8,964	473,952
Sunrun, Inc.(a)(b)	12,799	738,246
Vertiv Holdings Co.	57,410	1,474,289

		18,348,530

Heavy Electrical Equipment – 0.4%
Bloom Energy Corp.(b)	14,667	458,490
CS Wind Corp.	5,270	314,617
ITM Power PLC(a)(b)	49,114	328,440
Ming Yang Smart Energy Group Ltd.	104,319	504,922
NARI Technology Co., Ltd.	62,560	380,923
NEL ASA(b)	164,208	347,672
Nordex SE(b)	22,766	418,378
Siemens Energy AG(b)	22,603	648,719
Siemens Gamesa Renewable Energy SA(a)(b)	14,778	401,010
TPI Composites, Inc.(b)	11,283	379,447
Unison Co., Ltd./South Korea(b)	117,462	347,216
Vestas Wind Systems A/S	6,247	270,055
Xinjiang Goldwind Science & Technology Co., Ltd. – Class H	218,000	487,512

		5,287,401

Industrial Conglomerates – 0.1%
General Electric Co.	4,926	516,590
Honeywell International, Inc.	2,617	572,128
Roper Technologies, Inc.	1,074	523,972

		1,612,690

Industrial Machinery – 0.9%
Chart Industries, Inc.(b)	2,449	434,746

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

China Conch Venture Holdings Ltd.	79,500	$386,318
Energy Recovery, Inc.(b)	25,821	524,683
Evoqua Water Technologies Corp.(b)	13,199	552,114
GEA Group AG	6,521	321,167
John Bean Technologies Corp.	3,342	493,781
Kurita Water Industries Ltd.	3,600	177,810
McPhy Energy SA(b)	10,858	294,620
Mitsubishi Heavy Industries Ltd.	68,000	1,738,954
Mueller Industries, Inc.	12,117	637,839
NGK Insulators Ltd.	21,800	362,995
Pentair PLC	8,506	629,189
Snap-on, Inc.	7,402	1,504,308
SPX Corp.(b)	9,623	559,000
Techtronic Industries Co., Ltd.	91,000	1,869,618
Trane Technologies PLC	1,599	289,307
Watts Water Technologies, Inc.	1,871	355,527
Xylem, Inc./NY	4,288	559,970

		11,691,946

Trading Companies & Distributors – 0.1%
WW Grainger, Inc.	3,997	1,851,051

		53,732,522

Utilities – 3.6%
Electric Utilities – 1.1%
Acciona SA	1,777	341,260
AusNet Services Ltd.	52,502	97,635
Avangrid, Inc.	14,135	744,915
Contact Energy Ltd.	20,730	121,640
Edison International	10,410	655,101
Elia Group SA/NV(a)	922	107,564
Enel SpA	585,486	4,901,561
Eversource Energy	9,422	799,928
Exelon Corp.	13,834	735,831
Fjordkraft Holding ASA(c)	2,632	15,670
Fortis, Inc./Canada	12,919	575,071
Hydro One Ltd.(c)	8,364	199,841
Iberdrola SA	45,224	534,029
Infratil Ltd.	16,493	97,860
NextEra Energy, Inc.	5,340	455,662
NRG Energy, Inc.	40,668	1,622,247
Orsted AS(c)	1,665	235,169
PG&E Corp.(b)	41,366	479,846
Red Electrica Corp. SA	23,367	486,542
Spark Infrastructure Group	48,115	102,009
SSE PLC	9,148	206,009
Terna – Rete Elettrica Nazionale	70,453	524,930
Verbund AG(a)	2,666	277,910

		14,318,230

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gas Utilities – 0.4%
APA Group(a)	32,348	$200,708
Atmos Energy Corp.	3,586	330,342
Beijing Enterprises Holdings Ltd.	13,148	50,539
Chesapeake Utilities Corp.	482	63,176
China Gas Holdings Ltd.	67,353	168,114
China Resources Gas Group Ltd.	24,742	132,924
Enagas SA	6,823	153,104
ENN Energy Holdings Ltd.	20,754	357,560
Hong Kong & China Gas Co., Ltd.	296,724	460,970
Italgas SpA	13,310	84,565
Kunlun Energy Co., Ltd.	109,202	99,459
National Fuel Gas Co.	2,500	143,575
Naturgy Energy Group SA	9,038	237,481
New Jersey Resources Corp.	2,643	99,932
Northwest Natural Holding Co.	841	37,921
ONE Gas, Inc.	1,467	98,729
Snam SpA	56,207	318,345
Southwest Gas Holdings, Inc.	1,620	112,185
Spire, Inc.	1,417	88,931
Toho Gas Co., Ltd.	2,721	80,603
Tokyo Gas Co., Ltd.	11,244	195,116
Towngas China Co., Ltd.	26,698	18,329
UGI Corp.	37,546	1,629,872

		5,162,480

Independent Power and Renewable Electricity Producers – 0.9%
Albioma SA	14,005	550,943
Atlantica Sustainable Infrastructure PLC(a)	16,858	663,362
Azure Power Global Ltd.(a)(b)	19,907	473,588
Boralex, Inc.	19,602	606,623
Brookfield Renewable Corp.	12,557	520,097
China Longyuan Power Group Corp. Ltd.	180,000	421,027
EDP Renovaveis SA	110,007	3,064,751
Energix-Renewable Energies Ltd.	75,069	353,318
Enlight Renewable Energy Ltd.(b)	149,790	369,281
Falck Renewables SpA(a)	35,245	355,461
Innergex Renewable Energy, Inc.(a)	36,920	614,538
Meridian Energy Ltd.	41,937	150,231
Neoen SA(b)(c)	5,486	252,589
NextEra Energy Partners LP	8,157	703,949
Omega Geracao SA(b)	44,100	255,748
Ormat Technologies, Inc.(a)(b)	8,140	588,766
RENOVA, Inc.(b)	7,500	329,932
Solaria Energia y Medio Ambiente SA(b)	17,349	347,192
Terna Energy SA	20,726	280,323
TransAlta Renewables, Inc.	43,427	642,843
Xinyi Energy Holdings Ltd.	546,000	321,943

		11,866,505

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Independent Power Producers & Energy Traders – 0.2%
AES Corp. (The)	24,013	$603,447
Cia Energetica de Sao Paulo (Preference Shares)	93,200	421,099
Clearway Energy, Inc.	18,012	594,216
Drax Group PLC	62,232	452,602
ERG SpA	11,773	425,287
Guangxi Guiguan Electric Power Co., Ltd.	299,800	271,255
Northland Power, Inc.	19,571	629,226

		3,397,132

Multi-Utilities – 0.5%
ACEA SpA	1,167	25,308
Algonquin Power & Utilities Corp.(a)	42,489	612,479
CenterPoint Energy, Inc.	16,255	423,280
Consolidated Edison, Inc.	9,689	730,551
E.ON SE	49,460	627,143
National Grid PLC	133,115	1,704,345
NiSource, Inc.	10,758	265,400
NorthWestern Corp.	1,413	80,343
RWE AG	17,752	683,304
Sempra Energy	8,755	1,117,401
Suez SA	5,247	119,400
United Utilities Group PLC	35,594	505,903
Unitil Corp.	434	18,119
Veolia Environnement SA	8,791	287,105

		7,200,081

Water Utilities – 0.5%
Aguas Andinas SA	1,812,279	345,302
American States Water Co.	6,475	588,189
American Water Works Co., Inc.	7,664	1,334,916
Beijing Enterprises Water Group Ltd.	1,214,417	464,192
California Water Service Group	10,654	648,615
China Water Affairs Group Ltd.	23,271	23,917
Cia de Saneamento Basico do Estado de Sao Paulo	63,500	396,045
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)(a)	9,369	58,837
Essential Utilities, Inc.	6,131	288,586
Guangdong Investment Ltd.	176,000	221,296
Middlesex Water Co.	3,792	417,575
Pennon Group PLC	28,993	462,454
Severn Trent PLC	10,683	400,103
SJW Group	10,349	682,206

		6,332,233

		48,276,661

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Software & Services – 2.1%
Application Software – 0.5%
Adobe, Inc.(b)	3,712	$2,414,136
Autodesk, Inc.(b)	375	119,104
Bentley Systems, Inc.	3,515	207,912
Constellation Software, Inc./Canada	664	1,166,931
Dropbox, Inc. – Class A(b)	33,466	1,020,378
Fair Isaac Corp.(b)	1,197	476,645
Intuit, Inc.	1,815	1,136,172
RingCentral, Inc. – Class A(b)	1,951	475,615

		7,016,893

Data Processing & Outsourced Services – 0.1%
Western Union Co. (The) – Class W	46,591	848,888

Internet Services & Infrastructure – 0.1%
GDS Holdings Ltd. (ADR)(b)	14,210	844,074
Vnet Group, Inc. (ADR)(b)	49,290	772,867

		1,616,941

IT Consulting & Other Services – 0.4%
Accenture PLC – Class A	4,144	1,486,826
EPAM Systems, Inc.(b)	2,392	1,610,390
Gartner, Inc.(b)	5,042	1,673,490
International Business Machines Corp.	3,640	455,364

		5,226,070

Systems Software – 1.0%
Fortinet, Inc.(b)	3,030	1,019,110
Microsoft Corp.	25,446	8,438,402
Oracle Corp.	8,968	860,390
ServiceNow, Inc.(b)	3,001	2,093,978
Trend Micro, Inc./Japan	15,200	859,110

		13,270,990

		27,979,782

Pharmaceuticals & Biotechnology – 1.5%
Biotechnology – 0.2%
AbbVie, Inc.	15,841	1,816,487
Amgen, Inc.	1,804	373,374
Horizon Therapeutics PLC(b)	2,038	244,377
Jinyu Bio-Technology Co., Ltd.	72,000	179,194
Moderna, Inc.(b)	219	75,601

		2,689,033

Life Sciences Tools & Services – 0.6%
Bio-Rad Laboratories, Inc. – Class A(b)	2,442	1,940,609
Eurofins Scientific SE	3,012	355,461
Mettler-Toledo International, Inc.(b)	1,188	1,759,285
Sartorius Stedim Biotech	2,204	1,214,780

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Waters Corp.(b)	6,325	$2,324,754

		7,594,889

Pharmaceuticals – 0.7%
Bayer AG	9,674	545,204
Elanco Animal Health, Inc.(b)	22,514	740,260
Eli Lilly & Co.	9,710	2,473,720
Novo Nordisk A/S – Class B	23,845	2,614,720
Pfizer, Inc.	44,957	1,966,419
Sumitomo Dainippon Pharma Co., Ltd.(a)	4,800	67,880
Takeda Pharmaceutical Co., Ltd.	35,800	1,004,756

		9,412,959

		19,696,881

Food Beverage & Tobacco – 1.4%
Agricultural Products – 0.3%
Archer-Daniels-Midland Co.	11,555	742,293
Bunge Ltd.	20,333	1,883,649
Darling Ingredients, Inc.(b)	8,698	735,155

		3,361,097

Brewers – 0.0%
Kirin Holdings Co., Ltd.	37,800	657,941

Packaged Foods & Meats – 0.9%
a2 Milk Co., Ltd. (The)(a)(b)	40,890	192,610
Beyond Meat, Inc.(a)(b)	3,563	352,666
Danone SA	5,276	343,920
Glanbia PLC	21,445	350,220
Hershey Co. (The)	6,707	1,176,073
Hormel Foods Corp.	13,743	581,604
JBS SA	66,700	461,504
Kellogg Co.	6,559	402,067
Kerry Group PLC – Class A	2,160	289,897
Maple Leaf Foods, Inc.	65,160	1,420,505
Marfrig Global Foods SA	85,100	399,580
Minerva SA/Brazil	145,700	251,447
Mowi ASA	136,532	3,959,041
Nestle SA	1,157	152,617
Pilgrim’s Pride Corp.(b)	24,289	683,978
Sao Martinho SA	31,900	216,480
Tyson Foods, Inc. – Class A	9,628	769,951
WH Group Ltd.(c)	392,500	275,148

		12,279,308

Tobacco – 0.2%
Altria Group, Inc.	7,407	326,723
Philip Morris International, Inc.	18,721	1,769,883

		2,096,606

		18,394,952

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.3%
Semiconductor Equipment – 0.6%
Applied Materials, Inc.	15,640	$2,137,206
ASML Holding NV	3,682	2,993,096
Enphase Energy, Inc.(b)	2,418	560,082
GCL-Poly Energy Holdings Ltd.(b)(d)(e)	208,000	31,194
KLA Corp.	495	184,516
Lam Research Corp.	594	334,761
Meyer Burger Technology AG(a)(b)	381,744	182,179
Sino-American Silicon Products, Inc.	61,000	417,829
SolarEdge Technologies, Inc.(b)	1,529	542,306
Teradyne, Inc.	3,500	483,840
Xinyi Solar Holdings Ltd.	140,000	290,816

		8,157,825

Semiconductors – 0.7%
Advanced Micro Devices, Inc.(b)	10,505	1,263,016
Broadcom, Inc.	2,114	1,123,950
Canadian Solar, Inc.(a)(b)	13,969	580,412
Flat Glass Group Co., Ltd.(a)	84,421	452,553
LONGi Green Energy Technology Co., Ltd. – Class A	20,780	316,832
NVIDIA Corp.	5,019	1,283,208
QUALCOMM, Inc.	10,837	1,441,755
STMicroelectronics NV	22,117	1,050,088
SunPower Corp.(a)(b)	16,094	541,724
Wolfspeed, Inc.(a)(b)	4,771	573,045

		8,626,583

		16,784,408

Banks – 1.1%
Diversified Banks – 0.9%
Banco Bilbao Vizcaya Argentaria SA	107,180	750,059
Bank of America Corp.	30,760	1,469,713
BNP Paribas SA	7,784	521,039
Commonwealth Bank of Australia	13,972	1,107,451
Danske Bank A/S	11,518	194,903
ING Groep NV	101,862	1,545,135
JPMorgan Chase & Co.	14,992	2,546,991
National Bank of Canada	23,543	1,949,108
Raiffeisen Bank International AG	21,156	618,177
Societe Generale SA	59,118	1,974,773

		12,677,349

Regional Banks – 0.2%
Fifth Third Bancorp	12,388	539,250
Mebuki Financial Group, Inc.	289,600	592,960
SVB Financial Group(b)	1,527	1,095,470

		2,227,680

		14,905,029

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Technology Hardware & Equipment – 0.9%
Electronic Components – 0.0%
Samsung SDI Co., Ltd.	294	$185,493

Electronic Equipment & Instruments – 0.1%
Itron, Inc.(b)	8,493	660,501
Landis+Gyr Group AG(b)	8,090	556,168

		1,216,669

Technology Distributors – 0.2%
Arrow Electronics, Inc.(b)	14,757	1,708,122
CDW Corp./DE	5,232	976,553

		2,684,675

Technology Hardware, Storage & Peripherals – 0.6%
Apple, Inc.	56,995	8,537,851

		12,624,688

Media & Entertainment – 0.9%
Broadcasting – 0.0%
RAI Way SpA(c)	2,610	15,810

Cable & Satellite – 0.0%
SES SA	10,513	94,419

Interactive Home Entertainment – 0.2%
Electronic Arts, Inc.	14,249	1,998,423
Sea Ltd. (ADR)(b)	860	295,470

		2,293,893

Interactive Media & Services – 0.7%
Alphabet, Inc. – Class A(b)	1,001	2,963,881
Alphabet, Inc. – Class C(b)	1,054	3,125,542
Meta Platforms, Inc. – Class A(b)	11,929	3,859,867

		9,949,290

Movies & Entertainment – 0.0%
Bollore SA	11,038	64,155
Universal Music Group NV	2,592	75,253

		139,408

		12,492,820

Retailing – 0.9%
Computer & Electronics Retail – 0.0%
Best Buy Co., Inc.	4,470	546,413

Department Stores – 0.1%
Next PLC	10,971	1,195,723

General Merchandise Stores – 0.0%
Target Corp.	1,863	483,672

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Home Improvement Retail – 0.3%
Home Depot, Inc. (The)	8,893	$3,305,884
Lowe’s Cos., Inc.	375	87,682

		3,393,566

Internet & Direct Marketing Retail – 0.5%
Amazon.com, Inc.(b)	1,531	5,163,190
HelloFresh SE(b)	19,184	1,554,650

		6,717,840

		12,337,214

Diversified Financials – 0.9%
Asset Management & Custody Banks – 0.2%
Brookfield Infrastructure Corp.	961	58,275
Carlyle Group, Inc. (The)	36,703	2,060,874
Hicl Infrastructure PLC	53,101	122,308

		2,241,457

Consumer Finance – 0.2%
Ally Financial, Inc.	32,052	1,530,163
Capital One Financial Corp.	6,077	917,809

		2,447,972

Financial Exchanges & Data – 0.1%
Moody’s Corp.	2,736	1,105,754

Investment Banking & Brokerage – 0.2%
Goldman Sachs Group, Inc. (The)	3,757	1,552,956
Raymond James Financial, Inc.	11,392	1,123,137

		2,676,093

Mortgage REITs – 0.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(a)	6,007	362,823

Multi-Sector Holdings – 0.2%
Industrivarden AB	10,906	359,769
Investor AB(a)	35,208	812,387
Kinnevik AB(b)	30,533	1,198,445

		2,370,601

Other Diversified Financial Services – 0.0%
Voya Financial, Inc.	2,522	175,960

		11,380,660

Health Care Equipment & Services – 0.8%
Health Care Distributors – 0.1%
AmerisourceBergen Corp. – Class A	9,365	1,142,717

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Equipment – 0.3%
ABIOMED, Inc.(b)	809	$268,620
Danaher Corp.	2,250	701,483
IDEXX Laboratories, Inc.(b)	3,934	2,620,595
ResMed, Inc.	1,956	514,252

		4,104,950

Health Care Facilities – 0.0%
Universal Health Services, Inc. – Class B	942	116,902

Health Care Supplies – 0.1%
Align Technology, Inc.(b)	1,197	747,371
Cooper Cos., Inc. (The)	2,204	918,892

		1,666,263

Health Care Technology – 0.1%
Cerner Corp.	26,630	1,978,343

Managed Health Care – 0.2%
Humana, Inc.	477	220,927
Molina Healthcare, Inc.(b)	6,767	2,001,137

		2,222,064

		11,231,239

Transportation – 0.7%
Air Freight & Logistics – 0.1%
Kuehne & Nagel International AG	5,012	1,578,532

Airport Services – 0.1%
Aena SME SA(b)(c)	2,015	330,937
Aeroports de Paris(b)	706	94,198
Auckland International Airport Ltd.(b)	33,107	189,765
Beijing Capital International Airport Co., Ltd.(b)	44,827	29,149
Flughafen Zurich AG(b)	522	94,266
Fraport AG Frankfurt Airport Services Worldwide(b)	1,014	72,573
Grupo Aeroportuario del Centro Norte SAB de CV (ADR)(b)	943	45,632
Grupo Aeroportuario del Pacifico SAB de CV (ADR)(a)	957	120,850
Grupo Aeroportuario del Sureste SAB de CV (ADR)	540	108,891
Hainan Meilan International Airport Co., Ltd.(b)	3,670	14,851
Japan Airport Terminal Co., Ltd.(b)	2,553	126,648
Sydney Airport(a)(b)	36,254	224,827

		1,452,587

Highways & Railtracks – 0.5%
Atlantia SpA(b)	13,810	266,925
Atlas Arteria Ltd.	26,293	123,568

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Getlink SE	11,912	$183,339
Jiangsu Expressway Co., Ltd. – Class H	33,503	31,768
Shenzhen Expressway Co., Ltd. – Class H	19,059	17,963
Transurban Group(a)	521,449	5,313,123
Yuexiu Transport Infrastructure Ltd.	25,688	16,442
Zhejiang Expressway Co., Ltd. – Class H	39,311	34,913

		5,988,041

Marine – 0.0%
AP Moller – Maersk A/S – Class B	36	104,326

Marine Ports & Services – 0.0%
China Merchants Holdings International Co., Ltd.	36,945	61,594
COSCO SHIPPING Ports Ltd.	45,447	37,829
Hamburger Hafen und Logistik AG	639	14,323
Hutchison Port Holdings Trust	138,521	29,839
Westshore Terminals Investment Corp.(a)	1,075	23,253

		166,838

		9,290,324

Consumer Services – 0.7%
Casinos & Gaming – 0.0%
La Francaise des Jeux SAEM(c)	7,430	385,806

Hotels, Resorts & Cruise Lines – 0.2%
Hilton Grand Vacations, Inc.(b)	47,290	2,377,741

Leisure Facilities – 0.1%
Planet Fitness, Inc.(b)	13,700	1,089,835

Restaurants – 0.3%
Chipotle Mexican Grill, Inc. – Class A(b)	711	1,264,890
Darden Restaurants, Inc.	410	59,097
Dine Brands Global, Inc.(b)	13,990	1,182,295
Domino’s Pizza Enterprises Ltd.	17,830	1,828,967
Domino’s Pizza, Inc.	476	232,750

		4,567,999

Specialized Consumer Services – 0.1%
WW International, Inc.(b)	35,673	619,283

		9,040,664

Consumer Durables & Apparel – 0.7%
Apparel, Accessories & Luxury Goods – 0.2%
Lululemon Athletica, Inc.(b)	170	79,222
Pandora A/S	13,715	1,919,216

		1,998,438

Consumer Electronics – 0.0%
Panasonic Corp.	20,600	254,740

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Homebuilding – 0.4%
Construtora Tenda SA	304,500	$920,438
Corp. GEO SAB de CV Series B(b)(d)(e)	1,321	– 0	–
Desarrolladora Homex SAB de CV(b)	1,590	4
Installed Building Products, Inc.	3,496	444,167
MRV Engenharia e Participacoes SA	203,700	366,341
PulteGroup, Inc.	60,220	2,895,377
Urbi Desarrollos Urbanos SAB de CV(b)	9	4

		4,626,331

Household Appliances – 0.1%
Electrolux AB(a)	63,682	1,445,229
Whirlpool Corp.	1,505	317,299

		1,762,528

		8,642,037

Commercial & Professional Services – 0.5%
Environmental & Facilities Services – 0.3%
Aker Carbon Capture AS(b)	71,394	258,710
Casella Waste Systems, Inc. – Class A(b)	6,406	555,528
Clean Harbors, Inc.(b)	6,125	689,308
Ecopro HN Co., Ltd.(b)	3,521	330,240
Republic Services, Inc. – Class A	5,130	690,498
Tetra Tech, Inc.	3,576	628,160
Waste Management, Inc.	3,711	594,614

		3,747,058

Human Resource & Employment Services – 0.1%
Robert Half International, Inc.	17,487	1,977,255

Research & Consulting Services – 0.1%
Booz Allen Hamilton Holding Corp.	8,885	771,751

		6,496,064

Insurance – 0.5%
Life & Health Insurance – 0.5%
iA Financial Corp., Inc.	13,895	821,956
Japan Post Insurance Co., Ltd.	65,500	1,062,717
Manulife Financial Corp.	18,434	359,117
MetLife, Inc.	26,688	1,676,006
Prudential Financial, Inc.	17,970	1,977,599

		5,897,395

Multi-line Insurance – 0.0%
Aviva PLC	39,442	212,826

		6,110,221

Automobiles & Components – 0.5%
Auto Parts & Equipment – 0.3%
Aisin Corp.	39,500	1,445,414

38 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

BorgWarner, Inc.	7,709	$347,445
Exide Industries Ltd.	111,362	257,566
Lear Corp.	2,121	364,494
Magna International, Inc. – Class A (Canada)	8,374	681,166
Tianneng Power International Ltd.(a)	446,000	509,284

		3,605,369

Automobile Manufacturers – 0.2%
Nissan Motor Co., Ltd.(b)	162,300	826,084
Tesla, Inc.(b)	1,462	1,628,668

		2,454,752

		6,060,121

Telecommunication Services – 0.4%
Integrated Telecommunication Services – 0.4%
Cellnex Telecom SA(a)(c)	15,645	962,162
China Tower Corp. Ltd.(c)	1,189,818	154,199
Eutelsat Communications SA	4,550	64,670
Helios Towers PLC(a)(b)	12,067	25,498
Infrastrutture Wireless Italiane SpA(a)(c)	208,630	2,304,966
Telefonica SA	282,470	1,226,953
Telenor ASA	15,611	246,662
Washington H Soul Pattinson & Co., Ltd.	6,458	159,039

		5,144,149

Wireless Telecommunication Services – 0.0%
Softbank Corp.	33,400	455,899

		5,600,048

Food & Staples Retailing – 0.2%
Food Retail – 0.1%
George Weston Ltd.(a)	1,126	121,662
J Sainsbury PLC	70,879	290,310
Kroger Co. (The)	36,154	1,446,883

		1,858,855

Hypermarkets & Super Centers – 0.1%
Costco Wholesale Corp.	2,300	1,130,542

		2,989,397

Industrials – 0.2%
Machinery – 0.2%
AGCO Corp.	2,876	351,476
CNH Industrial NV	37,380	643,892
Deere & Co.	3,024	1,035,145

		2,030,513

Information Technology – 0.1%
Technology Hardware, Storage & Peripherals – 0.1%
NetApp, Inc.	20,815	1,858,779

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household & Personal Products – 0.1%
Personal Products – 0.1%
BellRing Brands, Inc.(b)	22,864	$613,212
Estee Lauder Cos., Inc. (The) – Class A	1,732	561,740

		1,174,952

Total Common Stocks (cost $840,273,071)		1,004,208,024

INVESTMENT COMPANIES – 3.2%
Funds and Investment Trusts – 3.2%(f)
3i Infrastructure PLC	17,108	77,479
iShares Global Energy ETF	798,790	23,204,849
iShares MSCI Global Metals & Mining Producers ETF(a)	92,136	3,908,870
JPMorgan Alerian MLP Index ETN(a)	213,230	4,042,841
VanEck Vectors Agribusiness ETF	54,379	5,203,527
VanEck Vectors Gold Miners ETF	215,430	6,831,285

Total Investment Companies (cost $39,522,892)		43,268,851

SHORT-TERM INVESTMENTS – 17.6%
Investment Companies – 17.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(f)(g)(h) (cost $233,996,687)	233,996,687	233,996,687

Total Investments Before Security Lending Collateral for Securities Loaned – 96.2% (cost $1,113,792,650)		1,281,473,562

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(f)(g)(h) (cost $20,370,388)	20,370,388	20,370,388

Total Investments – 97.7% (cost $1,134,163,038)		1,301,843,950
Other assets less liabilities – 2.3%		30,496,152

Net Assets – 100.0%		$1,332,340,102

40 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Copper Futures	134	December 2021	$14,632,800	$(485,786)
LME Nickel Futures	165	November 2021	19,330,740	810,409
LME Primary Aluminum Futures	366	November 2021	24,817,088	2,229,494
LME Zinc Futures	248	November 2021	21,341,950	2,714,498
Gold 100 OZ Futures	214	December 2021	38,175,460	(726,276)
Natural Gas Futures	154	December 2021	8,514,660	(503,317)
WTI Crude Futures	482	December 2021	39,417,960	294,654
Gasoline RBOB Futures	87	December 2021	8,470,703	1,137,023
NY Harbor ULSD Futures	100	December 2021	10,340,820	1,494,967
Brent Crude Futures	457	January 2022	37,213,510	2,581,215
Silver Futures	75	December 2021	8,980,875	36,771
Low Sulphur Gasoil Futures	125	March 2022	8,643,750	1,334,148
S&P 500 E-Mini Futures	68	December 2021	15,629,800	318,463
Platinum Futures	88	January 2022	4,491,080	290,982
Cattle Feeder Futures	94	November 2021	7,359,025	(47,278)
Bcom Comdty Index Futures	1,265	December 2021	13,080,100	416,071
Coffee ‘C’ Futures	102	May 2022	7,925,400	161,242
LME Nickel Futures	107	January 2022	12,493,962	59,999
Natural Gas Futures	785	February 2022	40,388,250	(511,066)
LME Primary Aluminum Futures	307	January 2022	20,860,650	123,718
LME Zinc Futures	132	January 2022	11,171,325	58,970
Sugar 11 (World) Futures	479	April 2022	10,166,296	(18,626)
Corn Futures	494	May 2022	14,319,825	122,585
Wheat Futures (CBT)	279	May 2022	10,992,600	(3,517)
Live Cattle Futures	128	April 2022	7,025,920	(21,034)
Cotton No.2 Futures	122	May 2022	6,689,870	(43,916)
Soybean Meal Futures	297	May 2022	9,943,560	16,807
Soybean Oil Futures	299	May 2022	10,711,974	41,450
Lean Hogs Futures	124	April 2022	4,069,680	54,380
KC HRW Wheat Futures	265	May 2022	10,444,313	(38,683)
Cocoa Futures	139	May 2022	3,608,440	(2,369)
Coffee Robusta Futures	287	January 2022	6,354,180	258,964
Soybean Futures	262	May 2022	16,614,075	33,848

Sold Contracts
LME Primary Aluminum Futures	366	November 2021	24,817,088	(171,781)
LME Zinc Futures	248	November 2021	21,341,950	(1,328,140)
LME Nickel Futures	165	November 2021	19,330,740	(462,890)
MSCI Emerging Markets Futures	48	December 2021	3,028,800	98,641
MSCI EAFE Futures	51	December 2021	5,965,980	(59,169)

				$10,265,451

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	AUD	6,449	USD	4,836	11/09/2021	$(15,311)
Australia and New Zealand Banking Group Ltd.	USD	4,832	AUD	6,449	11/09/2021	18,961
Bank of America, NA	EUR	4,785	USD	5,685	11/08/2021	152,568
Bank of America, NA	SGD	1,591	USD	1,166	11/10/2021	(13,467)
Bank of America, NA	PEN	33,369	USD	8,131	11/12/2021	(228,659)
Bank of America, NA	PEN	32,003	USD	8,040	11/12/2021	22,817
Bank of America, NA	SEK	22,984	USD	2,654	11/17/2021	(22,833)
Bank of America, NA	USD	9,273	JPY	1,056,208	11/17/2021	(4,899)
Bank of America, NA	CNH	21,721	USD	3,352	12/09/2021	(26,513)
Barclays Bank PLC	EUR	2,613	USD	3,023	11/08/2021	2,265
Barclays Bank PLC	GBP	4,428	USD	5,953	11/10/2021	(106,648)
Barclays Bank PLC	USD	6,132	GBP	4,428	11/10/2021	(72,314)
Barclays Bank PLC	USD	4,659	GBP	3,405	11/10/2021	934
Barclays Bank PLC	USD	5,478	SGD	7,463	11/10/2021	55,930
Barclays Bank PLC	CLP	2,346,092	USD	2,966	11/12/2021	85,339
Barclays Bank PLC	COP	39,093,273	USD	10,161	11/12/2021	(213,473)
Barclays Bank PLC	AUD	3,965	USD	2,979	11/17/2021	(3,814)
Barclays Bank PLC	EUR	24,806	USD	28,914	11/17/2021	230,169
Barclays Bank PLC	USD	9,044	SEK	77,680	11/17/2021	2,320
Barclays Bank PLC	CAD	5,836	USD	4,715	11/19/2021	(134)
Barclays Bank PLC	USD	4,801	CAD	5,922	11/19/2021	(15,686)
Barclays Bank PLC	CZK	46,665	USD	2,129	12/07/2021	30,187
Barclays Bank PLC	USD	1,133	MYR	4,704	12/22/2021	(409)
Barclays Bank PLC	USD	8,354	MYR	35,061	12/22/2021	84,383
Barclays Bank PLC	INR	833,740	USD	11,055	01/07/2022	22,364
Barclays Bank PLC	KRW	3,613,044	USD	3,080	01/20/2022	9,263
Barclays Bank PLC	USD	1,668	KRW	1,950,140	01/20/2022	(10,146)
Barclays Bank PLC	IDR	48,279,039	USD	3,359	01/27/2022	(3,884)
Barclays Bank PLC	IDR	8,318,884	USD	581	01/27/2022	1,595
Barclays Bank PLC	PHP	894,584	USD	17,446	01/27/2022	(159,678)
Barclays Bank PLC	USD	4,527	IDR	65,617,750	01/27/2022	44,047
Barclays Bank PLC	USD	35,984	PHP	1,846,819	01/27/2022	362,202
BNP Paribas SA	USD	4,541	AUD	6,226	11/09/2021	142,488
BNP Paribas SA	CHF	48,024	USD	52,011	11/17/2021	(460,893)
BNP Paribas SA	HUF	2,824,060	USD	9,535	12/07/2021	476,867
BNP Paribas SA	USD	1,597	HUF	473,121	12/07/2021	(79,891)
BNP Paribas SA	MXN	95,656	USD	4,684	01/13/2022	89,425
BNP Paribas SA	DKK	14,922	USD	2,325	01/20/2022	797
Citibank, NA	AUD	1,937	USD	1,396	11/09/2021	(61,256)
Citibank, NA	JPY	150,214	USD	1,372	11/17/2021	53,729
Citibank, NA	USD	1,330	JPY	145,602	11/17/2021	(52,079)
Citibank, NA	HUF	473,121	USD	1,515	12/07/2021	(2,832)
Citibank, NA	CNH	29,710	USD	4,569	12/09/2021	(52,325)
Citibank, NA	NOK	10,585	USD	1,268	01/20/2022	15,828
Credit Suisse International	ZAR	106,024	USD	7,044	11/24/2021	121,784
Credit Suisse International	USD	5,979	HUF	1,871,151	12/07/2021	22,550
Credit Suisse International	USD	3,677	CNH	23,556	12/09/2021	(12,299)
Credit Suisse International	USD	12,247	CNH	79,322	12/09/2021	91,755

42 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	6,095	ILS	19,679	12/09/2021	$124,843
Credit Suisse International	USD	1,285	MXN	26,432	01/13/2022	(15,487)
Deutsche Bank AG	BRL	97,157	USD	17,380	11/03/2021	165,077
Deutsche Bank AG	USD	17,810	BRL	97,157	11/03/2021	(595,049)
Deutsche Bank AG	USD	4,811	CLP	3,921,778	11/12/2021	4,565
Deutsche Bank AG	GBP	697	USD	957	11/17/2021	3,194
Deutsche Bank AG	NZD	35,950	USD	25,411	11/17/2021	(346,178)
Deutsche Bank AG	USD	23,794	JPY	2,717,885	11/17/2021	54,512
Deutsche Bank AG	USD	25,718	NOK	216,766	11/17/2021	(60,929)
Deutsche Bank AG	USD	649	PLN	2,566	12/07/2021	(6,213)
Deutsche Bank AG	USD	24,365	RUB	1,795,453	12/15/2021	726,728
Goldman Sachs Bank USA	BRL	57,547	USD	10,198	11/03/2021	1,446
Goldman Sachs Bank USA	USD	10,338	BRL	57,547	11/03/2021	(141,967)
Goldman Sachs Bank USA	AUD	4,223	USD	3,071	11/09/2021	(105,180)
Goldman Sachs Bank USA	GBP	655	USD	900	11/10/2021	3,226
Goldman Sachs Bank USA	COP	32,491,316	USD	8,505	11/12/2021	(116,981)
Goldman Sachs Bank USA	AUD	31,605	USD	23,412	11/17/2021	(364,300)
Goldman Sachs Bank USA	JPY	260,270	USD	2,280	11/17/2021	(4,222)
Goldman Sachs Bank USA	USD	8,453	CAD	10,412	11/17/2021	(40,204)
Goldman Sachs Bank USA	USD	5,451	CHF	5,007	11/17/2021	19,361
Goldman Sachs Bank USA	USD	52,948	EUR	45,605	11/17/2021	(213,355)
Goldman Sachs Bank USA	USD	1,258	JPY	140,792	11/17/2021	(22,971)
Goldman Sachs Bank USA	USD	6,828	ZAR	103,361	11/24/2021	(78,901)
Goldman Sachs Bank USA	BRL	5,353	USD	948	12/02/2021	4,578
Goldman Sachs Bank USA	ILS	19,679	USD	6,149	12/09/2021	(71,361)
Goldman Sachs Bank USA	RUB	238,018	USD	3,362	12/15/2021	36,024
Goldman Sachs Bank USA	USD	5,716	RUB	418,242	12/15/2021	128,965
Goldman Sachs Bank USA	USD	13,909	MYR	57,832	12/22/2021	9,373
Goldman Sachs Bank USA	USD	3,459	CHF	3,174	01/13/2022	14,951
HSBC Bank USA	EUR	2,086	USD	2,415	11/08/2021	3,588
HSBC Bank USA	USD	3,008	SGD	4,098	11/10/2021	30,690
HSBC Bank USA	CLP	7,074,081	USD	8,898	11/12/2021	210,968
HSBC Bank USA	COP	29,544,703	USD	7,880	11/12/2021	39,865
HSBC Bank USA	USD	5,153	CLP	4,119,483	11/12/2021	(94,516)
HSBC Bank USA	USD	10,348	CLP	8,537,420	11/12/2021	135,626
HSBC Bank USA	USD	12,538	CAD	15,505	11/17/2021	(10,246)
HSBC Bank USA	PLN	25,421	USD	6,591	12/07/2021	224,188
HSBC Bank USA	USD	1,547	PLN	5,966	12/07/2021	(52,617)
HSBC Bank USA	USD	1,229	CNH	7,948	12/09/2021	7,119
HSBC Bank USA	INR	718,072	USD	9,423	01/07/2022	(79,033)
HSBC Bank USA	USD	20,618	INR	1,551,812	01/07/2022	(83,261)
HSBC Bank USA	KRW	11,925,312	USD	10,111	01/20/2022	(25,107)
HSBC Bank USA	SEK	20,123	USD	2,306	01/20/2022	(40,318)
HSBC Bank USA	USD	3,063	KRW	3,613,044	01/20/2022	7,607
HSBC Bank USA	USD	4,663	NOK	39,878	01/20/2022	53,991
HSBC Bank USA	USD	11,242	TWD	315,335	01/20/2022	139,979
HSBC Bank USA	IDR	415,354	USD	29	01/27/2022	(66)
JPMorgan Chase Bank, NA	USD	4,517	EUR	3,825	11/08/2021	(95,113)
JPMorgan Chase Bank, NA	HKD	127,340	USD	16,346	11/10/2021	(20,719)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	JPY	175,259	USD	1,580	11/17/2021	$42,371
JPMorgan Chase Bank, NA	U	SD1,029	JPY	114,639	11/17/2021	(22,850)
JPMorgan Chase Bank, NA	USD	2,097	NOK	17,952	01/20/2022	26,075
Morgan Stanley Capital Services, Inc.	BRL	99,872	USD	17,889	11/03/2021	192,712
Morgan Stanley Capital Services, Inc.	USD	17,698	BRL	99,872	11/03/2021	(2,509)
Morgan Stanley Capital Services, Inc.	EUR	2,614	USD	3,030	11/08/2021	8,761
Morgan Stanley Capital Services, Inc.	USD	7,915	EUR	6,717	11/08/2021	(149,660)
Morgan Stanley Capital Services, Inc.	AUD	8,302	USD	5,990	11/09/2021	(255,050)
Morgan Stanley Capital Services, Inc.	USD	1,248	AUD	1,719	11/09/2021	45,335
Morgan Stanley Capital Services, Inc.	USD	3,697	GBP	2,695	11/10/2021	(8,964)
Morgan Stanley Capital Services, Inc.	JPY	818,405	USD	7,430	11/17/2021	248,743
Morgan Stanley Capital Services, Inc.	CAD	11,275	USD	8,810	11/19/2021	(300,150)
Morgan Stanley Capital Services, Inc.	USD	4,545	CAD	5,747	11/19/2021	98,435
Morgan Stanley Capital Services, Inc.	USD	17,784	BRL	99,872	12/02/2021	(190,395)
Morgan Stanley Capital Services, Inc.	CZK	29,563	USD	1,343	12/07/2021	13,596
Morgan Stanley Capital Services, Inc.	PLN	5,966	USD	1,526	12/07/2021	31,413
Morgan Stanley Capital Services, Inc.	CHF	2,272	USD	2,475	01/13/2022	(11,759)
Morgan Stanley Capital Services, Inc.	USD	2,655	CHF	2,437	01/13/2022	12,613
Morgan Stanley Capital Services, Inc.	TWD	756,282	USD	27,020	01/20/2022	(277,923)
Natwest Markets PLC	JPY	342,583	USD	3,070	11/17/2021	63,818
Natwest Markets PLC	NOK	39,878	USD	4,775	01/20/2022	58,107
Societe Generale	USD	1,411	AUD	1,937	11/09/2021	45,840
Standard Chartered Bank	GBP	1,167	USD	1,587	11/10/2021	(9,698)
Standard Chartered Bank	USD	1,180	SGD	1,602	11/10/2021	8,441
Standard Chartered Bank	ZAR	132,120	USD	9,159	11/24/2021	532,629
State Street Bank & Trust Co.	EUR	19,712	USD	23,373	11/08/2021	582,785
State Street Bank & Trust Co.	USD	1,426	EUR	1,214	11/08/2021	(21,876)
State Street Bank & Trust Co.	GBP	692	USD	957	11/10/2021	9,837
State Street Bank & Trust Co.	USD	177	HKD	1,380	11/10/2021	206
State Street Bank & Trust Co.	USD	153	JPY	17,039	11/17/2021	(3,497)
State Street Bank & Trust Co.	USD	341	CAD	437	11/19/2021	11,677
State Street Bank & Trust Co.	CZK	31,511	USD	1,468	12/07/2021	51,568
State Street Bank & Trust Co.	USD	2,977	CZK	63,876	12/07/2021	(104,535)
State Street Bank & Trust Co.	CNH	33,863	USD	5,219	12/09/2021	(48,669)

44 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	THB	768,737	USD	22,688	12/09/2021	$(471,731)
State Street Bank & Trust Co.	USD	11,310	THB	375,781	12/09/2021	10,817
State Street Bank & Trust Co.	NZD	174	USD	121	01/20/2022	(3,818)
UBS AG	USD	3,089	AUD	4,223	11/09/2021	88,048
UBS AG	GBP	3,405	USD	4,637	11/10/2021	(22,383)
UBS AG	JPY	273,509	USD	2,406	11/17/2021	5,896
UBS AG	USD	4,626	JPY	505,392	11/17/2021	(191,039)
UBS AG	USD	7,778	CAD	9,782	11/19/2021	125,993
UBS AG	USD	3,176	SEK	27,711	01/20/2022	54,919

						$261,423

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD 57,870	03/18/2031	2.378%	CPI#	Maturity	$351,769	$	– 0	–	$351,769
Goldman Sachs International	USD 133,680	04/26/2027	1.705%	CPI#	Maturity	7,979,878		– 0	–	7,979,878
Goldman Sachs International	USD 69,760	04/26/2027	2.175%	CPI#	Maturity	2,494,257		– 0	–	2,494,257
Goldman Sachs International	USD 110,190	04/25/2030	1.900%	CPI#	Maturity	3,624,732		– 0	–	3,624,732
Goldman Sachs International	USD 58,060	03/16/2031	2.289%	CPI#	Maturity	609,913		– 0	–	609,913

						$15,060,549	$	– 0	–	$15,060,549

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
JPMorgan JMABRF34 Index(1)	0.60%	Annual	USD	36,679	12/15/2021	$(991,234)

Pay Total Return on Reference Obligation
UBS AG
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.23%	Quarterly	USD	41,604	04/15/2022	(568,336)
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.19%	Quarterly	USD	2,563	09/15/2022	(39,384)
FTSE EPRA/NAREIT Developed Real Estate Index	3 Month LIBOR Plus 0.26%	Quarterly	USD	55,311	09/15/2022	(846,391)

						$(2,445,345)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid)/ Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
USD/JPY 04/19/2022*	6.85%	Maturity	USD	1,445	$(187,124)	$	– 0	–	$(187,124)

*	Termination date

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $20,569,902 or 1.5% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

EPRA – European Public Real Estate Association

ETF – Exchange Traded Fund

ETN – Exchange Traded Note

FTSE – Financial Times Stock Exchange

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rate

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NAREIT – National Association of Real Estate Investment Trusts

PJSC – Public Joint Stock Company

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REIT – Real Estate Investment Trust

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(1)	The following table represents the (long/(short)) basket holdings underlying the total return swap with JPMorgan JMABRF34 Index as of October 31, 2021.

Security Description	Current Notional	Percent of Basket’s Value
LME Zinc Futures 01/2022	USD (8,380,133)	(22.8)%
LME Zinc Futures 05/2022	8,252,020	22.5%
Cotton No.2 Futures 12/2021	(8,093,376)	(22.1)%
WTI Crude Futures 01/2022	(8,064,270)	(22.0)%
Cotton No.2 Futures 05/2022	8,036,726	21.9%
LME Zinc Futures 01/2022	(7,981,424)	(21.8)%
LME Zinc Futures 05/2022	7,954,816	21.7%
Brent Crude Futures 01/2022	(7,852,962)	(21.4)%
Gasoline RBOB Futures 01/2022	(7,842,139)	(21.4)%
WTI Crude Futures 05/2022	7,771,494	21.2%
Gasoline RBOB Futures 05/2022	7,745,116	21.1%
Brent Crude Futures 05/2022	7,730,177	21.1%
Corn Futures 12/2021	(7,730,030)	(21.1)%
Corn Futures 05/2022	7,711,311	21.0%
Copper Futures 05/2022	7,684,718	21.0%
Copper Futures 12/2021	(7,681,820)	(20.9)%
NY Harbor ULSD Futures 01/2022	(7,678,915)	(20.9)%
Soybean Oil Futures 05/2022	7,657,599	20.9%
Soybean Oil Futures 01/2022	(7,652,388)	(20.9)%
KC HRW Wheat Futures 12/2021	(7,620,735)	(20.8)%
NY Harbor ULSD Futures 05/2022	7,607,698	20.7%
Live Cattle Futures 12/2021	(7,605,890)	(20.7)%
KC HRW Wheat Futures 05/2022	7,561,606	20.6%
Live Cattle Futures 04/2021	7,560,369	20.6%
Wheat Futures (CBT) 05/2022	7,544,702	20.6%
Wheat Futures (CBT) 12/2021	(7,536,822)	(20.5)%
Soybean Meal Futures 01/2022	(7,394,930)	(20.2)%
Soybean Meal Futures 05/2022	7,373,123	20.1%
Coffee ‘C’ Futures 12/2021	(7,362,530)	(20.1)%
Coffee ‘C’ Futures 05/2022	7,344,320	20.0%
Soybean Futures 05/2022	7,334,415	20.0%
Soybean Futures 01/2022	(7,316,520)	(19.9)%
Sugar #11 (World) Futures 03/2022	(7,076,047)	(19.3)%
Natural Gas Futures 03/2022	7,061,452	19.3%
LME Primary Aluminum Futures 05/2022	7,053,939	19.2%
Sugar #11 (World) Futures 05/2022	7,053,589	19.2%
LME Primary Aluminum Futures 01/2022	(7,020,988)	(19.1)%
Natural Gas Futures 01/2022	(6,936,113)	(18.9)%
Lean Hogs Futures 04/2022	6,754,865	18.4%
Lean Hogs Futures 12/2021	(6,579,152)	(17.9)%

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 47

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $879,795,963)	$1,047,476,875	(a)
Affiliated issuers (cost $254,367,075—including investment of cash collateral for securities loaned of $20,370,388)	254,367,075
Cash collateral due from broker	54,197,552
Foreign currencies, at value (cost $4,578,121)	4,543,560
Unrealized appreciation on inflation swaps	15,060,549
Unrealized appreciation on forward currency exchange contracts	6,661,666
Receivable for investment securities sold and foreign currency transactions	5,731,093
Receivable for capital stock sold	1,397,774
Unaffiliated dividends and interest receivable	1,340,959
Affiliated dividends receivable	1,616

Total assets	1,390,778,719

Liabilities
Due to custodian	1,169,924
Payable for collateral received on securities loaned	20,370,388
Cash collateral due to broker	17,150,000
Unrealized depreciation on forward currency exchange contracts	6,400,243
Payable for investment securities purchased and foreign currency transactions	6,049,814
Payable for variation margin on futures	2,551,431
Unrealized depreciation on total return swaps	2,445,345
Advisory fee payable	821,490
Payable for capital stock redeemed	647,137
Unrealized depreciation on variance swaps	187,124
Distribution fee payable	143,514
Administrative fee payable	32,636
Transfer Agent fee payable	21,581
Foreign capital gains tax payable	4,032
Directors’ fees payable	2,806
Accrued expenses	441,152

Total liabilities	58,438,617

Net Assets	$1,332,340,102

Composition of Net Assets
Capital stock, at par	$125,021
Additional paid-in capital	1,235,190,177
Distributable earnings	97,024,904

Net Assets	$1,332,340,102

(a)	Includes securities on loan with a value of $29,958,266 (see Note E).

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,305,858	490,660	$10.81	*

C	$199,444	18,370	$10.86

Advisor	$18,096,491	1,677,451	$10.79

R	$66,525	6,144	$10.83

K	$1,157,324	108,313	$10.68

I	$27,012,700	2,524,619	$10.70

1	$678,946,029	63,999,000	$10.61

2	$10,875	1,000	$10.88

Z	$601,544,856	56,195,231	$10.70

*	The maximum offering price per share for Class A shares was $11.29 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 49

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,408,147)	$27,454,777
Affiliated issuers	34,351
Interest (net of foreign taxes withheld of $117)(a)	(159,765)
Securities lending income	249,929	$27,579,292

Expenses
Advisory fee (see Note B)	8,828,846
Distribution fee—Class A	9,970
Distribution fee—Class C	3,683
Distribution fee—Class R	324
Distribution fee—Class K	2,932
Distribution fee—Class 1	1,489,545
Transfer agency—Class A	12,503
Transfer agency—Class C	1,366
Transfer agency—Advisor Class	54,198
Transfer agency—Class R	159
Transfer agency—Class K	2,357
Transfer agency—Class I	6,380
Transfer agency—Class 1	122,583
Transfer agency—Class 2	3
Transfer agency—Class Z	112,417
Custody and accounting	333,424
Audit and tax	153,666
Registration fees	150,690
Administrative	93,486
Legal	46,024
Directors’ fees	33,340
Printing	31,873
Miscellaneous	50,252

Total expenses	11,540,021
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(163,285)

Net expenses		11,376,736

Net investment income		16,202,556

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(b)	$56,124,035
Forward currency exchange contracts	2,737,603
Futures	130,052,916
Swaps	(11,640,193)
Foreign currency transactions	4,719,024
Net change in unrealized appreciation/depreciation of:
Investments	216,361,647
Forward currency exchange contracts	(1,797,406)
Futures	187,084
Swaps	6,355,811
Foreign currency denominated assets and liabilities	(46,515)

Net gain on investment and foreign currency transactions	403,054,006

Net Increase in Net Assets from Operations	$419,256,562

(a)	The negative interest income reflects coupon income adjusted for fluctuations in the inflation index related to inflation-indexed bonds and the amortization of premiums.

(b)	Net of foreign realized capital gains taxes of $7,548.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 51

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2021	Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$16,202,556	$13,891,611
Net realized gain (loss) on investment and foreign currency transactions	181,993,385	(66,470,870)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	221,060,621	(63,456,198)
Contributions from Affiliates (see Note B)	– 0	–	9,171

Net increase (decrease) in net assets from operations	419,256,562	(116,026,286)
Distributions to Shareholders
Class A	(221,879)	(167,388)
Class C	(9,571)	(4,157)
Advisor Class	(412,387)	(343,095)
Class R	(652)	(3,960)
Class K	(32,508)	(34,127)
Class I	(808,887)	(500,083)
Class 1	(16,708,336)	(11,399,122)
Class 2	(293)	(184)
Class Z	(15,915,046)	(10,352,467)
Capital Stock Transactions
Net increase (decrease)	18,064,568	(83,740,442)

Total increase (decrease)	403,211,571	(222,571,311)
Net Assets
Beginning of period	929,128,531	1,151,699,842

End of period	$1,332,340,102	$929,128,531

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2021

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a non-diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2021, consolidated net assets of the Fund were $1,332,340,102, of which $247,566,047, or 19%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z, and Class T shares. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of October 31, 2021, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities:	Level 1	Level 2		Level 3			Total
Assets:
Common Stocks:
Real Estate	$294,794,006	$154,494,286		$	– 0	–	$449,288,292
Energy	47,095,641	83,015,423			– 0	–	130,111,064
Materials	38,080,386	67,598,306			– 0	–	105,678,692
Capital Goods	30,581,843	23,150,679			– 0	–	53,732,522
Utilities	28,961,782	19,314,879			– 0	–	48,276,661
Software & Services	27,120,672	859,110			– 0	–	27,979,782
Pharmaceuticals & Biotechnology	13,714,886	5,981,995			– 0	–	19,696,881
Food Beverage & Tobacco	12,463,455	5,931,497			– 0	–	18,394,952
Semiconductors & Semiconductor Equipment	11,049,821	5,703,393			31,194		16,784,408
Banks	7,600,532	7,304,497			– 0	–	14,905,029
Technology Hardware & Equipment	11,883,027	741,661			– 0	–	12,624,688
Media & Entertainment	12,334,246	158,574			– 0	–	12,492,820
Retailing	9,586,841	2,750,373			– 0	–	12,337,214
Diversified Financials	8,887,751	2,492,909			– 0	–	11,380,660
Health Care Equipment & Services	11,231,239	– 0	–		– 0	–	11,231,239
Transportation	364,304	8,926,020			– 0	–	9,290,324
Consumer Services	6,825,891	2,214,773			– 0	–	9,040,664
Consumer Durables & Apparel	6,468,081	2,173,956			0	(a)	8,642,037
Commercial & Professional Services	6,237,354	258,710			– 0	–	6,496,064
Insurance	4,834,678	1,275,543			– 0	–	6,110,221
Automobiles & Components	3,021,773	3,038,348			– 0	–	6,060,121
Telecommunication Services	25,498	5,574,550			– 0	–	5,600,048
Food & Staples Retailing	2,699,087	290,310			– 0	–	2,989,397
Industrials	1,386,621	643,892			– 0	–	2,030,513

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Information Technology	$1,858,779		$	– 0	–	$	– 0	–	$1,858,779
Household & Personal Products	1,174,952			– 0	–		– 0	–	1,174,952
Investment Companies	43,191,372			77,479			– 0	–	43,268,851
Short-Term Investments	233,996,687			– 0	–		– 0	–	233,996,687
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	20,370,388			– 0	–		– 0	–	20,370,388

Total Investments in Securities	897,841,593			403,971,163	(b)		31,194		1,301,843,950
Other Financial Instruments(c):
Assets:
Futures	14,689,299			– 0	–		– 0	–	14,689,299	(d)
Forward Currency Exchange Contracts	– 0	–		6,661,666			– 0	–	6,661,666
Inflation (CPI) Swaps	– 0	–		15,060,549			– 0	–	15,060,549
Liabilities:
Futures	(4,423,848)			– 0	–		– 0	–	(4,423,848	)(d)
Forward Currency Exchange Contracts	– 0	–		(6,400,243)			– 0	–	(6,400,243)
Total Return Swaps	– 0	–		(2,445,345)			– 0	–	(2,445,345)
Variance Swaps	– 0	–		(187,124)			– 0	–	(187,124)

Total	$908,107,044			$416,660,666			$31,194		$1,324,798,904

(a)	The Fund held securities with zero market value at period end.

(b)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(d)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT

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investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2022. For the year ended October 31, 2021, such reimbursement amounted to $23,383.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2021, the reimbursement for such services amounted to $93,486.

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The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $237,310 for the year ended October 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $28 from the sale of Class A shares and received $5 and $4 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2021, such waiver amounted to $139,397.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$229,370	$1,028,539	$1,023,912	$233,997	$34
Government Money Market Portfolio*	6,911	328,739	315,280	20,370	2

Total				$254,367	$36

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended October 31, 2020, the Adviser reimbursed the Fund $9,171 for trading losses incurred due to a trade entry error.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $159,628, $16,755, $19,733 and $1,946,964 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$696,290,009		$574,337,449
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,512,463,120

Gross unrealized appreciation	$229,936,519
Gross unrealized depreciation	(381,219,652)

Net unrealized depreciation	$(151,283,133)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be

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received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2021, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$417,104	*	Receivable/Payable for variation margin on futures	$59,169	*
Commodity contracts	Receivable/Payable for variation margin on futures	14,272,195	*	Receivable/Payable for variation margin on futures	4,364,679	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	6,661,666		Unrealized depreciation on forward currency exchange contracts	6,400,243

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$15,060,549
Commodity contracts			Unrealized depreciation on total return swaps	$962,153
Equity contracts			Unrealized depreciation on total return swaps	1,483,192
Foreign currency contracts			Unrealized depreciation on variance swaps	187,124

Total		$36,411,514		$13,456,560

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(24,187)	$11,047

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	11,452,075	2,380,110

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	118,625,028	(2,204,073)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$2,737,603	$(1,797,406)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,380,360	11,158,402

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	10,057,954	1,651,937

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(138,080)	(83,956)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(26,940,427)	(6,370,572)

Total		$121,150,326	$4,745,489

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2021:

Futures:
Average notional amount of buy contracts	$392,099,553
Average notional amount of sale contracts	$42,073,958
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$466,539,968
Average principal amount of sale contracts	$520,219,414
Inflation Swaps:
Average notional amount	$460,372,308
Total Return Swaps:
Average notional amount	$159,680,472
Variance Swaps:
Average notional amount	$2,949,047

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$18,961	$(15,311)	$	– 0	–	$	– 0	–	$3,650
Bank of America, NA	175,385	(175,385)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	930,998	(586,186)	– 0	–	– 0	–	344,812
BNP Paribas SA	709,577	(540,784)	– 0	–	– 0	–	168,793
Citibank, NA	421,326	(355,616)	– 0	–	– 0	–	65,710
Credit Suisse International	360,932	(27,786)	– 0	–	– 0	–	333,146
Deutsche Bank AG	954,076	(954,076)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	14,926,704	(1,159,442)	(13,767,262)	– 0	–	– 0	–
HSBC Bank USA	853,621	(385,164)	(300,000)	– 0	–	168,457
JPMorgan Chase Bank, NA	68,446	(68,446)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	651,608	(651,608)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	121,925	– 0	–	– 0	–	– 0	–	121,925
Societe Generale	45,840	– 0	–	– 0	–	– 0	–	45,840
Standard Chartered Bank	541,070	(9,698)	– 0	–	– 0	–	531,372
State Street Bank & Trust Co.	666,890	(654,126)	– 0	–	– 0	–	12,764
UBS AG	274,856	(274,856)	– 0	–	– 0	–	– 0	–

Total	$21,722,215	$(5,858,484)	$(14,067,262)	$	– 0	–	$1,796,469	^

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$15,311	$(15,311)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	296,371	(175,385)		(120,986)			– 0	–		– 0	–
Barclays Bank PLC	586,186	(586,186)		– 0	–		– 0	–		– 0	–
BNP Paribas SA	540,784	(540,784)		– 0	–		– 0	–		– 0	–
Citibank, NA	355,616	(355,616)		– 0	–		– 0	–		– 0	–
Credit Suisse International	27,786	(27,786)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	1,008,369	(954,076)		– 0	–		– 0	–		54,293
Goldman Sachs Bank USA/Goldman Sachs International	1,159,442	(1,159,442)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	385,164	(385,164)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	138,682	(68,446)		– 0	–		– 0	–		70,236
Morgan Stanley Capital Services, Inc.	1,196,410	(651,608)		(260,000)			– 0	–		284,802
Standard Chartered Bank	9,698	(9,698)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	654,126	(654,126)		– 0	–		– 0	–		– 0	–
UBS AG	1,667,533	(274,856)		(1,392,677)			– 0	–		– 0	–

Total	$8,041,478	$(5,858,484)		$(1,773,663)		$	– 0	–		$409,331	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
JPMorgan Chase Bank, NA	$991,234	$	– 0	–	$(730,000)	$	– 0	–	$261,234

Total	$991,234	$	– 0	–	$(730,000)	$	– 0	–	$261,234	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted

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the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended October 31, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$29,958,266	$20,370,388	$11,364,448	$248,064	$1,865	$505

*	As of October 31, 2021.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class A
Shares sold	317,223	106,944	$3,288,034	$878,328

Shares issued in reinvestment of dividends	25,555	18,577	214,154	159,388

Shares converted from Class C	47,783	5,054	457,252	40,141

Shares redeemed	(804,855)	(454,169)	(7,247,828)	(3,812,340)

Net decrease	(414,294)	(323,594)	$(3,288,388)	$(2,734,483)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class C
Shares sold	64	5,106	$591	$41,696

Shares issued in reinvestment of dividends	1,081	428	9,141	3,697

Shares converted to Class A	(47,515)	(5,044)	(457,252)	(40,141)

Shares redeemed	(1,542)	(21,492)	(14,427)	(175,527)

Net decrease	(47,912)	(21,002)	$(461,947)	$(170,275)

Advisor Class
Shares sold	543,513	266,300	$5,271,583	$2,062,690

Shares issued in reinvestment of dividends	35,548	30,646	296,466	261,410

Shares redeemed	(442,417)	(911,996)	(4,262,588)	(6,219,619)

Net increase (decrease)	136,644	(615,050)	$1,305,461	$(3,895,519)

Class R
Shares sold	873	5,559	$8,390	$43,032

Shares issued in reinvestment of dividends	77	467	652	3,960

Shares redeemed	(1,930)	(30,671)	(18,669)	(234,057)

Net decrease	(980)	(24,645)	$(9,627)	$(187,065)

Class K
Shares sold	70,470	111,348	$687,598	$803,021

Shares issued in reinvestment of dividends	3,926	4,034	32,508	34,127

Shares redeemed	(158,429)	(165,165)	(1,448,034)	(1,162,309)

Net decrease	(84,033)	(49,783)	$(727,928)	$(325,161)

Class I
Shares sold	286,467	275,947	$2,889,024	$1,888,924

Shares issued in reinvestment of dividends	97,928	59,111	808,887	500,083

Shares redeemed	(738,310)	(200,636)	(6,968,310)	(1,540,739)

Net increase (decrease)	(353,915)	134,422	$(3,270,399)	$848,268

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class 1
Shares sold	13,434,001	7,351,843	$126,050,237	$57,260,027

Shares issued in reinvestment of dividends	1,712,373	1,079,630	14,041,460	9,079,689

Shares redeemed	(13,764,673)	(17,336,540)	(126,361,702)	(130,350,693)

Net increase (decrease)	1,381,701	(8,905,067)	$13,729,995	$(64,010,977)

Class Z
Shares sold	249,298	669,090	$2,315,447	$4,754,066

Shares issued in reinvestment of dividends	1,926,761	1,223,696	15,915,046	10,352,467

Shares redeemed	(844,383)	(3,826,335)	(7,443,092)	(28,371,763)

Net increase (decrease)	1,331,676	(1,933,549)	$10,787,401	$(13,265,230)

There were no transactions in capital shares for Class 2 for the year ended October 31, 2021 and the year ended October 31, 2020.

At October 31, 2021, certain AB mutual funds owned approximately 40% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk—The Fund’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

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LIBOR Transition and Associated Risk — A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$34,109,559	$22,804,583

Total distributions paid	$34,109,559	$22,804,583

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$117,458,659
Accumulated capital and other losses	(61,812,103	)(a)
Unrealized appreciation/(depreciation)	(151,358,647	)(b)

Total accumulated earnings/(deficit)	$(95,712,091	)(c)

(a)

As of October 31, 2021, the Fund had a net capital loss carryforward of $61,812,103. During the fiscal year, the Fund utilized $68,312,672 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund had a net short-term capital loss carryforward of $61,812,103, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.65	$ 8.66	$ 8.53	$ 8.90	$ 8.24

Income From Investment Operations

Net investment income(a)(b)	.27	.09	.12	.14	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.14	(.96)	.13	(.23)	.76

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.41	(.87)	.25	(.09)	.85

Less: Dividends

Dividends from net investment income	(.25)	(.14)	(.12)	(.28)	(.19)

Net asset value, end of period	$ 10.81	$ 7.65	$ 8.66	$ 8.53	$ 8.90

Total Return

Total investment return based on net asset value(d)*	45.48	%(g)	(10.11)%	2.97%	(1.11)%	10.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,306	$6,926	$10,634	$11,478	$11,819

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.29%	1.29%	1.30%	1.26%	1.27%

Expenses, before waivers/reimbursements(e)(f)‡	1.39%	1.40%	1.32%	1.27%	1.28%

Net investment income(b)	2.86%	1.10%	1.42%	1.52%	1.05%

Portfolio turnover rate	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.03%	.04%

See footnote summary on page 90.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.66	$ 8.63	$ 8.49	$ 8.83	$ 8.17

Income From Investment Operations

Net investment income (loss)(a)(b)	(.49)	.03	.06	.07	.02

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.86	(.95)	.11	(.23)	.76

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.37	(.92)	.17	(.16)	.78

Less: Dividends

Dividends from net investment income	(.17)	(.05)	(.03)	(.18)	(.12)

Net asset value, end of period	$ 10.86	$ 7.66	$ 8.63	$ 8.49	$ 8.83

Total Return

Total investment return based on net asset value(d)*	44.41%	(10.74	)%(g)	2.05	%(g)	(1.82)%	9.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$199	$508	$754	$1,225	$1,801

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.04%	2.04%	2.05%	2.01%	2.02%

Expenses, before waivers/reimbursements(e)(f)‡	2.19%	2.15%	2.07%	2.02%	2.03%

Net investment income (loss)(b)	(5.20)%	.34%	.66%	.78%	.27%

Portfolio turnover rate	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.03%	.04%

See footnote summary on page 90.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.63	$ 8.63	$ 8.51	$ 8.89	$ 8.22

Income From Investment Operations

Net investment income(a)(b)	.16	.11	.14	.16	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.27	(.95)	.12	(.24)	.77

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.43	(.84)	.26	(.08)	.88

Less: Dividends

Dividends from net investment income	(.27)	(.16)	(.14)	(.30)	(.21)

Net asset value, end of period	$ 10.79	$ 7.63	$ 8.63	$ 8.51	$ 8.89

Total Return

Total investment return based on net asset value(d)*	45.82	%(g)	(9.79)%	3.15%	(.96)%	10.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,096	$11,761	$18,611	$26,030	$27,670

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.04%	1.04%	1.05%	1.01%	1.02%

Expenses, before waivers/reimbursements(e)(f)‡	1.17%	1.14%	1.07%	1.02%	1.02%

Net investment income(b)	1.60%	1.33%	1.66%	1.77%	1.31%

Portfolio turnover rate	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.03%	.04%

See footnote summary on page 90.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.53	$ 8.53	$ 8.40	$ 8.79	$ 8.14

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)	.07	.10	.11	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.41	(.95)	.11	(.23)	.76

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.39	(.88)	.21	(.12)	.83

Less: Dividends

Dividends from net investment income	(.09)	(.12)	(.08)	(.27)	(.18)

Net asset value, end of period	$ 10.83	$ 7.53	$ 8.53	$ 8.40	$ 8.79

Total Return

Total investment return based on net asset value(d)*	45.23	%(g)	(10.32)%	2.62%	(1.47)%	10.29%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$67	$54	$271	$271	$239

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.54%	1.54%	1.55%	1.55%	1.54%

Expenses, before waivers/reimbursements(e)(f)‡	1.57%	1.60%	1.57%	1.58%	1.60%

Net investment income (loss)(b)	(.19)%	.92%	1.16%	1.24%	.81%

Portfolio turnover rate	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.03%	.04%

See footnote summary on page 90.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.55	$ 8.55	$ 8.42	$ 8.80	$ 8.15

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)	.08	.12	.13	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.39	(.94)	.13	(.23)	.75

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.37	(.86)	.25	(.10)	.84

Less: Dividends

Dividends from net investment income	(.24)	(.14)	(.12)	(.28)	(.19)

Net asset value, end of period	$ 10.68	$ 7.55	$ 8.55	$ 8.42	$ 8.80

Total Return

Total investment return based on net asset value(d)*	45.60	%(g)	(10.10)%	3.03%	(1.20)%	10.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,157	$1,453	$2,069	$2,604	$2,265

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.26%	1.28%	1.27%	1.26%	1.28%

Expenses, before waivers/reimbursements(e)(f)‡	1.28%	1.29%	1.28%	1.27%	1.29%

Net investment income (loss)(b)	(.18)%	1.08%	1.44%	1.52%	1.05%

Portfolio turnover rate	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.03%	.04%

See footnote summary on page 90.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.58	$ 8.58	$ 8.46	$ 8.83	$ 8.17

Income From Investment Operations

Net investment income(a)(b)	.09	.12	.15	.17	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.32	(.94)	.13	(.22)	.77

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.41	(.82)	.28	(.05)	.89

Less: Dividends

Dividends from net investment income	(.29)	(.18)	(.16)	(.32)	(.23)

Net asset value, end of period	$ 10.70	$ 7.58	$ 8.58	$ 8.46	$ 8.83

Total Return

Total investment return based on net asset value(d)*	46.03	%(g)	(9.76)%	3.39%	(.69)%	10.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,013	$21,817	$23,541	$12,213	$16,753

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.84%	.86%	.85%	.83%	.85%

Expenses, before waivers/reimbursements(e)(f)‡	.85%	.87%	.86%	.84%	.86%

Net investment income(b)	.88%	1.49%	1.79%	1.96%	1.48%

Portfolio turnover rate	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.03%	.04%

See footnote summary on page 90.

86 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.52	$ 8.51	$ 8.39	$ 8.76	$ 8.11

Income From Investment Operations

Net investment income(a)(b)	.13	.10	.13	.15	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.23	(.93)	.12	(.22)	.76

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.36	(.83)	.25	(.07)	.86

Less: Dividends

Dividends from net investment income	(.27)	(.16)	(.13)	(.30)	(.21)

Net asset value, end of period	$ 10.61	$ 7.52	$ 8.51	$ 8.39	$ 8.76

Total Return

Total investment return based on net asset value(d)*	45.63%	(9.94)%	3.14%	(.92)%	10.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$678,946	$470,635	$608,485	$641,891	$649,421

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.08%	1.10%	1.09%	1.08%	1.09%

Expenses, before waivers/reimbursements(e)(f)‡	1.10%	1.11%	1.10%	1.08%	1.10%

Net investment income(b)	1.33%	1.26%	1.62%	1.71%	1.24%

Portfolio turnover rate	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.03%	.04%

See footnote summary on page 90.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.70	$ 8.71	$ 8.58	$ 8.96	$ 8.29

Income From Investment Operations

Net investment income(a)(b)	.14	.12	.16	.18	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.33	(.95)	.13	(.24)	.77

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.47	(.83)	.29	(.06)	.90

Less: Dividends

Dividends from net investment income	(.29)	(.18)	(.16)	(.32)	(.23)

Net asset value, end of period	$ 10.88	$ 7.70	$ 8.71	$ 8.58	$ 8.96

Total Return

Total investment return based on net asset value(d)*	46.10%	(9.70)%	3.46%	(.77)%	10.96%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11	$8	$9	$9	$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.83%	.82%	.81%	.82%	.82%

Expenses, before waivers/reimbursements(e)(f)‡	.84%	.84%	.81%	.82%	.83%

Net investment income(b)	1.45%	1.53%	1.90%	1.95%	1.50%

Portfolio turnover rate	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.03%	.04%

See footnote summary on page 90.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.58	$ 8.58	$ 8.46	$ 8.83	$ 8.17

Income From Investment Operations

Net investment income(a)(b)	.14	.12	.16	.17	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.27	(.94)	.12	(.22)	.76

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	3.41	(.82)	.28	(.05)	.89

Less: Dividends

Dividends from net investment income	(.29)	(.18)	(.16)	(.32)	(.23)

Net asset value, end of period	$ 10.70	$ 7.58	$ 8.58	$ 8.46	$ 8.83

Total Return

Total investment return based on net asset value(d)*	46.17%	(9.75)%	3.37%	(.68)%	10.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$601,545	$415,967	$487,326	$1,013,733	$692,895

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.84%	.85%	.84%	.83%	.82%

Expenses, before waivers/reimbursements(e)(f)‡	.85%	.86%	.85%	.84%	.83%

Net investment income(b)	1.44%	1.51%	1.89%	1.86%	1.60%

Portfolio turnover rate	65%	88%	100%	141%	123%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.03%	.04%

See footnote summary on page 90.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 89

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, such waiver amounted to .01%, ..01%, .01%, .01% and .01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2021	2020	2019	2018	2017

Class A
Net of waivers/reimbursements	1.29%	1.29%	1.29%	1.26%	1.27%
Before waivers/reimbursements	1.39%	1.40%	1.32%	1.27%	1.28%
Class C
Net of waivers/reimbursements	2.04%	2.04%	2.04%	2.01%	2.02%
Before waivers/reimbursements	2.19%	2.15%	2.07%	2.02%	2.03%
Advisor Class
Net of waivers/reimbursements	1.04%	1.04%	1.04%	1.01%	1.02%
Before waivers/reimbursements	1.17%	1.14%	1.06%	1.02%	1.02%
Class R
Net of waivers/reimbursements	1.54%	1.54%	1.54%	1.55%	1.54%
Before waivers/reimbursements	1.57%	1.60%	1.57%	1.58%	1.60%
Class K
Net of waivers/reimbursements	1.26%	1.28%	1.27%	1.26%	1.28%
Before waivers/reimbursements	1.28%	1.29%	1.28%	1.27%	1.29%
Class I
Net of waivers/reimbursements	.84%	.86%	.84%	.83%	.85%
Before waivers/reimbursements	.85%	.87%	.85%	.84%	.86%
Class 1
Net of waivers/reimbursements	1.08%	1.10%	1.09%	1.08%	1.09%
Before waivers/reimbursements	1.10%	1.11%	1.09%	1.08%	1.10%
Class 2
Net of waivers/reimbursements	.83%	.82%	.81%	.82%	.82%
Before waivers/reimbursements	.84%	.84%	.81%	.82%	.83%
Class Z
Net of waivers/reimbursements	.84%	.85%	.83%	.83%	.82%
Before waivers/reimbursements	.85%	.86%	.84%	.84%	.83%

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2020 and October 31, 2019 by .02% and .07%, respectively.

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB All Market Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Real Return Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of October 31, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 91

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2021

92 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2021. For individual shareholders, the Fund designates 37.01% of dividends paid as qualified dividend income. For corporate shareholders, 7.21% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 93

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)*

OFFICERS

Vinod Chathlani(2), Vice President Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

94 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Portfolio are managed under the direction of the Board of Directors. Certain information concerning the Portfolio’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## ^ 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Vinod Chathlani 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Daniel J. Loewy 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer of Dynamic Asset Allocation.

Leon Zhu 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc, (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held by video conference on August 3-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised

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by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5-, and 10-year periods ended May 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand,

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and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in

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some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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NOTES

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 111

NOTES

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AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0151-1021

OCT    10.31.21

ANNUAL REPORT

AB BOND INFLATION STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 8, 2021

This report provides management’s discussion of fund performance for the AB Bond Inflation Strategy for the annual reporting period ended October 31, 2021.

The Fund’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	6 Months	12 Months

AB BOND INFLATION STRATEGY

Class 1 Shares[1]	3.31%	7.77%

Class 2 Shares[1]	3.46%	7.98%

Class A Shares	3.20%	7.63%

Class C Shares	2.89%	6.87%

Advisor Class Shares[2]	3.43%	7.98%

Class R Shares[2]	3.20%	7.44%

Class K Shares[2]	3.31%	7.64%

Class I Shares[2]	3.37%	7.88%

Class Z Shares[2]	3.44%	7.94%

Bloomberg 1-10 Year TIPS Index	3.55%	7.05%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2021.

During the 12-month period, all share classes except Class C outperformed the benchmark, before sales charges. Off-benchmark sector allocation was the main contributor to outperformance, relative to the benchmark, mostly from allocations to investment-grade corporate bonds, Consumer Price Index (“CPI”) swaps, credit risk-transfer securities, commercial mortgage-backed securities and emerging-market corporate bonds, while interest rate swaps and investment-grade credit default

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swaps detracted. Currency decisions detracted, primarily from losses due to exposures to the Canadian dollar, Australian dollar and New Zealand dollar that were greater than gains in the euro and Russian ruble.

During the six-month period, all share classes underperformed the benchmark, before sales charges. The Fund’s holdings of agency mortgage-backed securities, collateralized mortgage obligations and credit protection via credit default swaps were the primary detractors. Off-benchmark sector allocation contributed, with gains from CPI swaps, investment-grade corporate bonds and emerging-market corporate bonds. Currency decisions also contributed, due to beneficial exposures to the Russian ruble, Australian dollar and Swedish krona that exceeded a loss in the Canadian dollar.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes, which added to absolute returns for both periods. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Total return swaps were used in the corporate sector for hedging and investment purposes. Written swaptions were used for hedging and investment purposes, which had an immaterial impact on returns for both periods. During the 12-month period, written options were used in the corporate sector for hedging and investment purposes.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income market returns were mixed for the 12-month period ended October 31, 2021. Longer-term treasury returns fell in most major developed markets on rising yields—particularly in Australia, Canada, and the UK. Global inflation-linked bonds outperformed US Treasuries. Relatively low interest rates set the stage for the continued outperformance of risk assets, led by the performance of high-yield corporate bonds—particularly in the US, eurozone, and emerging markets. Emerging-market hard-currency sovereign bonds also had strong performance, mostly from the high-yield component. Emerging- and developed-market investment-grade corporate bonds also posted positive performance, with the US outperforming the eurozone. Securitized assets outperformed, especially commercial mortgage-backed securities. Local-currency sovereign bonds trailed, as the US dollar was mixed against emerging-market currencies and fell versus most developed-market currencies except the yen and South Korean won. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

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INVESTMENT POLICIES

The Fund seeks real return. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser considers the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Fund may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. While the Fund expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Fund may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps. The Fund intends to use leverage for investment purposes. To do this, the Fund expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser considers the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

(continued on next page)

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The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in loan participations and assignments; structured securities; mortgage-backed and other asset-backed securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater

6 | AB BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2011 TO 10/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Bond Inflation Strategy Class A shares (from 10/31/2011 to 10/31/2021) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			-0.26%

1 Year	7.77%	7.77%

5 Years	4.52%	4.52%

10 Years	3.08%	3.08%

CLASS 2 SHARES[2]			-0.16%

1 Year	7.98%	7.98%

5 Years	4.65%	4.65%

10 Years	3.19%	3.19%

CLASS A SHARES			-0.54%

1 Year	7.63%	3.08%

5 Years	4.37%	3.48%

10 Years	2.91%	2.46%

CLASS C SHARES			-1.29%

1 Year	6.87%	5.87%

5 Years	3.61%	3.61%

10 Years[3]	2.15%	2.15%

ADVISOR CLASS SHARES[4]			-0.32%

1 Year	7.98%	7.98%

5 Years	4.65%	4.65%

10 Years	3.18%	3.18%

CLASS R SHARES[4]			-0.90%

1 Year	7.44%	7.44%

5 Years	4.15%	4.15%

10 Years	2.68%	2.68%

CLASS K SHARES[4]			-0.60%

1 Year	7.64%	7.64%

5 Years	4.38%	4.38%

10 Years	2.93%	2.93%

CLASS I SHARES[4]			-0.27%

1 Year	7.88%	7.88%

5 Years	4.63%	4.63%

10 Years	3.18%	3.18%

CLASS Z SHARES[4]			-0.17%

1 Year	7.94%	7.94%

5 Years	4.64%	4.64%

Since Inception[5]	4.22%	4.22%
(footnotes continued on next page)

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.88%, 0.78%, 1.18%, 1.91%, 0.93%, 1.58%, 1.21%, 0.88% and 0.81% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses (exclusive of extraordinary expenses, interest expense and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2021.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

5	Inception date: 12/11/2014.

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	7.42%

5 Years	4.44%

10 Years	3.18%

CLASS 2 SHARES[1]

1 Year	7.53%

5 Years	4.53%

10 Years	3.28%

CLASS A SHARES

1 Year	2.69%

5 Years	3.38%

10 Years	2.57%

CLASS C SHARES

1 Year	5.51%

5 Years	3.50%

10 Years[2]	2.27%

ADVISOR CLASS SHARES[3]

1 Year	7.54%

5 Years	4.53%

10 Years	3.28%

CLASS R SHARES[3]

1 Year	7.00%

5 Years	4.03%

10 Years	2.80%

CLASS K SHARES[3]

1 Year	7.30%

5 Years	4.28%

10 Years	3.03%

CLASS I SHARES[3]

1 Year	7.62%

5 Years	4.55%

10 Years	3.30%

CLASS Z SHARES[3]

1 Year	7.58%

5 Years	4.54%

Since Inception[4]	4.20%

(footnotes continued on next page)

12 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 12/11/2014.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,032.00	$3.94	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class C
Actual	$1,000	$1,028.90	$7.77	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Advisor Class
Actual	$1,000	$1,034.30	$2.67	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class R
Actual	$1,000	$1,032.00	$5.22	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class K
Actual	$1,000	$1,033.10	$3.95	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class I
Actual	$1,000	$1,033.70	$2.67	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class 1
Actual	$1,000	$1,033.10	$3.18	0.62%
Hypothetical**	$1,000	$1,022.08	$3.16	0.62%
Class 2
Actual	$1,000	$1,034.60	$2.67	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class Z
Actual	$1,000	$1,034.40	$2.67	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO SUMMARY

October 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,023.7

Total Investments ($mil): $1,204.9

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	82.7%

Non-U.S. Inflation-Protected Exposure	0.2

Non-Inflation Exposure	17.1

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	10.9%

Commercial Mortgage-Backed Securities	5.0%

Collateralized Mortgage Obligations	3.9%

Corporates–Non-Investment Grade	2.6%

Asset-Backed Securities	2.0%

Collateralized Loan Obligations	2.0%

Mortgage Pass-Throughs	1.9%

Emerging Markets–Corporate Bonds	0.5%

Local Governments–US Municipal Bonds	0.5%

Quasi-Sovereigns	0.3%

Emerging Markets–Sovereigns	0.2%

Common Stocks	0.1%

Governments–Sovereign Bonds	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	69.8%

Corporates–Investment Grade	9.6%

Commercial Mortgage-Backed Securities	4.4%

Collateralized Mortgage Obligations	3.3%

Corporates–Non-Investment Grade	2.2%

Asset-Backed Securities	1.8%

Collateralized Loan Obligations	1.7%

Mortgage Pass-Throughs	1.6%

Emerging Markets–Corporate Bonds	0.5%

Local Governments–US Municipal Bonds	0.4%

Quasi-Sovereigns	0.3%

Emerging Markets–Sovereigns	0.2%

Governments–Treasuries	0.1%

Other	0.2%

Short-Term	3.9%

1

All data are as of October 31, 2021. The Fund’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2

The Fund’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Fund (see “Portfolio of Investments” section of the report for additional details). “Other” sector breakdown weightings represent 0.1% or less in the following sectors: Common Stocks and Governments–Sovereign Bonds. Derivative transactions may result in a form of leverage for the Fund. The Fund uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Fund’s total investments will generally exceed its net assets.

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2021

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 82.1%
Canada – 0.2%
Canadian Government Real Return Bond 0.50%, 12/01/2050	CAD	2,819	$2,378,030

United States – 81.9%
U.S. Treasury Inflation Index 0.125%, 01/15/2023 (TIPS)(a)	U.S.$	24,561	25,486,295
0.125%, 07/15/2024-07/15/2031 (TIPS)		196,177	216,088,922
0.125%, 10/15/2024 (TIPS)(a)(b)		14,228	15,273,340
0.25%, 01/15/2025-07/15/2029 (TIPS)(a)		64,083	70,454,921
0.375%, 07/15/2023 (TIPS)(b)		38,242	40,434,662
0.375%, 01/15/2027-07/15/2027 (TIPS)		142,442	158,341,236
0.50%, 01/15/2028 (TIPS)(a)		31,401	35,267,306
0.625%, 01/15/2024 (TIPS)(a)		53,963	57,715,260
0.625%, 01/15/2026 (TIPS)		107,568	119,030,793
0.75%, 07/15/2028 (TIPS)(a)		45,149	51,864,634
0.875%, 01/15/2029 (TIPS)		26,981	31,289,082
2.50%, 01/15/2029 (TIPS)		11,766	15,103,167
3.875%, 04/15/2029 (TIPS)		1,398	1,953,358

			838,302,976

Total Inflation-Linked Securities (cost $807,919,124)			840,681,006

CORPORATES - INVESTMENT GRADE – 11.3%
Industrial – 6.5%
Basic – 0.7%
Alpek SAB de CV 3.25%, 02/25/2031(c)		564	557,232
4.25%, 09/18/2029(c)		232	244,702
Braskem Netherlands Finance BV 4.50%, 01/31/2030(c)		200	202,913
GUSAP III LP 4.25%, 01/21/2030(c)		1,000	1,050,125
Industrias Penoles SAB de CV 4.75%, 08/06/2050(c)		343	371,898
Inversiones CMPC SA 4.375%, 04/04/2027(c)		845	916,191
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(c)		270	278,572

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Suzano Austria GmbH 2.50%, 09/15/2028	U.S.$	2,204	$2,085,535
3.75%, 01/15/2031		222	221,445
Yamana Gold, Inc. 2.63%, 08/15/2031(c)		1,457	1,421,114

			7,349,727

Capital Goods – 0.1%
Flowserve Corp. 2.80%, 01/15/2032		545	535,087
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		180	190,445

			725,532

Communications - Media – 0.7%
Discovery Communications LLC 4.65%, 05/15/2050		58	68,217
5.20%, 09/20/2047		188	235,071
5.30%, 05/15/2049		83	105,517
Netflix, Inc. 5.875%, 11/15/2028		1,272	1,548,864
Prosus NV 3.68%, 01/21/2030(c)		428	435,972
4.027%, 08/03/2050(c)		487	455,345
Tencent Holdings Ltd. 1.81%, 01/26/2026(c)		874	874,983
2.39%, 06/03/2030(c)		610	593,713
3.24%, 06/03/2050(c)		655	625,230
Time Warner Cable LLC 4.50%, 09/15/2042		235	256,214
Weibo Corp. 3.375%, 07/08/2030		2,114	2,088,632

			7,287,758

Communications - Telecommunications – 0.4%
AT&T, Inc. 3.50%, 09/15/2053		319	323,661
3.65%, 09/15/2059		827	840,571
4.30%, 12/15/2042		365	412,512
T-Mobile USA, Inc. 2.625%, 04/15/2026-02/15/2029		509	512,084
2.875%, 02/15/2031		559	556,635
3.375%, 04/15/2029(c)		119	122,343
3.40%, 10/15/2052(c)		1,278	1,272,287

			4,040,093

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.4%
General Motors Co. 6.125%, 10/01/2025	U.S.$	194	$224,875
6.80%, 10/01/2027		272	335,167
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(c)		1,732	1,826,740
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(c)		1,378	1,493,945

			3,880,727

Consumer Cyclical - Other – 0.2%
Las Vegas Sands Corp. 3.90%, 08/08/2029		1,419	1,438,327
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		92	104,289
MDC Holdings, Inc. 6.00%, 01/15/2043		731	925,833

			2,468,449

Consumer Cyclical - Retailers – 0.3%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		1,525	1,681,983
InRetail Consumer 3.25%, 03/22/2028(c)		552	540,719
Ross Stores, Inc. 4.70%, 04/15/2027		1,083	1,230,992

			3,453,694

Consumer Non-Cyclical – 1.1%
Altria Group, Inc. 3.40%, 05/06/2030		950	993,130
4.80%, 02/14/2029		226	257,602
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		1,080	1,513,804
BAT Capital Corp. 2.259%, 03/25/2028		1,727	1,693,116
2.726%, 03/25/2031		671	654,131
4.70%, 04/02/2027		605	673,559
Baxalta, Inc. 3.60%, 06/23/2022		209	211,895
Cencosud SA 5.15%, 02/12/2025(c)		1,134	1,234,146
Cigna Corp. 4.375%, 10/15/2028		501	574,256
CVS Health Corp. 4.30%, 03/25/2028		49	55,529

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(c)	U.S.$	350	$346,062
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,190	1,163,998
Sigma Alimentos SA de CV 4.125%, 05/02/2026(c)		209	224,061
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		1,151	1,231,927

			10,827,216

Energy – 1.2%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,962	1,912,283
Cenovus Energy, Inc. 4.25%, 04/15/2027		33	36,246
4.40%, 04/15/2029		1,830	2,050,039
Enbridge Energy Partners LP 7.375%, 10/15/2045		1,351	2,173,340
Energy Transfer LP 6.25%, 04/15/2049		843	1,121,595
Eni SpA 4.25%, 05/09/2029(c)		954	1,080,729
Marathon Petroleum Corp. 5.125%, 12/15/2026		289	332,630
6.50%, 03/01/2041		282	391,929
Oleoducto Central SA 4.00%, 07/14/2027(c)		453	462,994
ONEOK Partners LP 6.125%, 02/01/2041		105	135,907
ONEOK, Inc. 6.35%, 01/15/2031		166	211,041
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(c)		306	306,459
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		1,455	1,991,473

			12,206,665

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 03/25/2024(c)		600	639,675
CITIC Ltd. 2.85%, 02/25/2030(c)		550	558,525

			1,198,200

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.2%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031	U.S.$	1,508	$1,445,780
Expedia Group, Inc. 4.625%, 08/01/2027		486	544,378
6.25%, 05/01/2025(c)		34	38,837
IHS Markit Ltd. 4.25%, 05/01/2029		295	336,436
4.75%, 08/01/2028		59	68,932

			2,434,363

Technology – 0.9%
Baidu, Inc. 1.625%, 02/23/2027		474	462,861
3.425%, 04/07/2030		201	209,543
Broadcom, Inc. 3.137%, 11/15/2035(c)		188	185,167
3.187%, 11/15/2036(c)		557	546,690
4.11%, 09/15/2028		652	718,647
4.15%, 11/15/2030		1,101	1,210,384
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		974	1,147,197
Infor, Inc. 1.75%, 07/15/2025(c)		450	452,628
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(c)		1,428	1,413,249
Micron Technology, Inc. 4.185%, 02/15/2027		805	887,577
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(c)		711	857,825
SK Hynix, Inc. 2.375%, 01/19/2031(c)		382	367,102
VeriSign, Inc. 2.70%, 06/15/2031		250	252,377

			8,711,247

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(c)		528	564,949
4.75%, 10/20/2028(c)		614	682,363

			1,247,312

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		235	250,742
5.875%, 07/05/2034(c)		300	345,831

			596,573

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.0%
ENA Master Trust 4.00%, 05/19/2048(c)	U.S.$	303	$306,276

			66,733,832

Financial Institutions – 4.6%
Banking – 2.8%
ABN AMRO Bank NV 4.75%, 07/28/2025(c)		200	220,088
American Express Co. Series B 3.553% (LIBOR 3 Month + 3.43%), 11/15/2021(d)(e)		99	99,000
Banco de Credito del Peru 3.125%, 07/01/2030(c)		958	947,510
Bank of America Corp. 2.299%, 07/21/2032		1,775	1,737,423
2.687%, 04/22/2032		636	644,548
Series DD 6.30%, 03/10/2026(d)		295	339,583
Series Z 6.50%, 10/23/2024(d)		458	508,110
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(d)		273	297,169
Barclays Bank PLC 6.86%, 06/15/2032(c)(d)		137	185,191
BNP Paribas SA 2.871%, 04/19/2032(c)		1,145	1,163,629
CIT Group, Inc. 5.25%, 03/07/2025		579	637,265
Citigroup, Inc. 3.98%, 03/20/2030		402	446,489
4.075%, 04/23/2029		592	658,943
5.95%, 01/30/2023(d)		257	267,159
Series W 4.00%, 12/10/2025(d)		504	513,813
Series Y 4.15%, 11/15/2026(d)		480	483,533
Credit Suisse Group AG 3.091%, 05/14/2032(c)		1,522	1,548,863
4.194%, 04/01/2031(c)		614	680,478
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		296	297,273
3.961%, 11/26/2025		405	432,410
Discover Bank 4.682%, 08/09/2028		327	345,740

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Fifth Third Bancorp Series L 4.50%, 09/30/2025(d)	U.S.$	334	$360,643
Goldman Sachs Group, Inc. (The) 2.383%, 07/21/2032		631	620,292
2.615%, 04/22/2032		1,364	1,367,874
Series V 4.125%, 11/10/2026(d)		775	778,402
HSBC Holdings PLC 4.292%, 09/12/2026		377	410,806
4.583%, 06/19/2029		1,663	1,878,708
ING Groep NV 2.727%, 04/01/2032		1,217	1,241,316
JPMorgan Chase & Co. 2.58%, 04/22/2032		1,364	1,373,794
Series I 3.599% (LIBOR 3 Month + 3.47%), 01/30/2022(d)(e)		528	529,896
Series V 3.451% (LIBOR 3 Month + 3.32%), 01/01/2022(d)(e)		258	258,712
Series Z 3.932% (LIBOR 3 Month + 3.80%), 02/01/2022(d)(e)		432	434,674
Morgan Stanley Series H 3.734% (LIBOR 3 Month + 3.61%), 01/15/2022(d)(e)		124	124,577
Natwest Group PLC Series U 2.452% (LIBOR 3 Month + 2.32%), 09/30/2027(d)(e)		600	596,946
Santander Holdings USA, Inc. 4.40%, 07/13/2027		424	471,814
Standard Chartered PLC 1.639% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		400	385,184
6.00%, 07/26/2025(c)(d)		1,267	1,374,809
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)		1,060	1,194,228
UBS AG/Stamford CT 7.625%, 08/17/2022		465	489,110
UniCredit SpA 2.569%, 09/22/2026(c)		746	750,304
3.127%, 06/03/2032(c)		368	365,568

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

US Bancorp Series J 5.30%, 04/15/2027(d)	U.S.$	427	$473,671
Wells Fargo & Co. 2.188%, 04/30/2026		589	602,088
Series BB 3.90%, 03/15/2026(d)		418	426,021

			28,963,654

Brokerage – 0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(d)		554	609,843
Series I 4.00%, 06/01/2026(d)		1,366	1,406,980

			2,016,823

Finance – 1.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032		860	876,693
6.50%, 07/15/2025		209	242,177
Air Lease Corp. 2.10%, 09/01/2028		376	364,946
2.875%, 01/15/2026		111	114,622
3.625%, 04/01/2027		51	54,216
Aircastle Ltd. 2.85%, 01/26/2028(c)		1,329	1,338,901
4.125%, 05/01/2024		232	245,099
4.25%, 06/15/2026		83	89,968
5.25%, 08/11/2025(c)		585	648,063
Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(c)		1,097	1,081,748
3.50%, 11/01/2027(c)		211	220,096
4.125%, 08/01/2025(c)		7	7,477
4.375%, 01/30/2024(c)		194	205,921
4.875%, 10/01/2025(c)		246	268,998
5.50%, 12/15/2024(c)		550	611,066
CDBL Funding 1 3.50%, 10/24/2027(c)		940	980,909
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	200	280,730
GE Capital Funding LLC 4.40%, 05/15/2030	U.S.$	1,570	1,836,429
Synchrony Financial 4.50%, 07/23/2025		1,875	2,051,100

			11,519,159

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.4%
Alleghany Corp. 3.625%, 05/15/2030	U.S.$	1,257	$1,373,360
Centene Corp. 2.625%, 08/01/2031		563	554,437
4.625%, 12/15/2029		237	255,998
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(c)		183	244,104
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(c)		125	216,909
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(c)		1,000	1,134,250
Voya Financial, Inc. 5.65%, 05/15/2053		335	351,773

			4,130,831

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		233	254,042

REITs – 0.1%
Vornado Realty LP 3.40%, 06/01/2031		718	736,402

			47,620,911

Utility – 0.2%
Electric – 0.2%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)		358	367,688
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(c)		661	537,600
Engie Energia Chile SA 3.40%, 01/28/2030(c)		751	750,437

			1,655,725

Total Corporates – Investment Grade (cost $112,885,654)			116,010,468

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.2%
Non-Agency Fixed Rate CMBS – 3.3%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(c)		520	475,042
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		730	774,383

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(c)	U.S.$	885	$907,328
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		915	943,181
Series 2013-GC11, Class D 4.418%, 04/10/2046(c)		191	195,389
Series 2015-GC27, Class A5 3.137%, 02/10/2048		1,382	1,450,690
Series 2015-GC35, Class A4 3.818%, 11/10/2048		450	487,096
Series 2016-C1, Class A4 3.209%, 05/10/2049		775	826,407
Series 2016-GC36, Class A5 3.616%, 02/10/2049		565	608,980
Series 2017-P8, Class AS 3.789%, 09/15/2050		526	573,858
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 04/12/2035(c)		79	79,403
Series 2015-CR24, Class A5 3.696%, 08/10/2048		590	634,043
Series 2015-CR25, Class A4 3.759%, 08/10/2048		1,155	1,247,488
Series 2015-DC1, Class A5 3.35%, 02/10/2048		1,220	1,290,044
Series 2015-PC1, Class A5 3.902%, 07/10/2050		745	802,335
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		475	505,107
Series 2015-C3, Class A4 3.718%, 08/15/2048		395	424,359
Series 2015-C4, Class A4 3.808%, 11/15/2048		1,853	2,006,871
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.159%, 08/10/2044(c)		19	8,983
Series 2013-G1, Class A1 2.059%, 04/10/2031(c)		110	110,301
Series 2014-GC18, Class D 4.975%, 01/10/2047(c)		393	64,764
Series 2014-GC22, Class A5 3.862%, 06/10/2047		1,072	1,139,386
Series 2015-GC28, Class A5 3.396%, 02/10/2048		1,300	1,378,149

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GSF Series 2021-1, Class A1 1.433%, 08/15/2026(f)(g)	U.S.$	172	$171,416
Series 2021-1, Class A2 2.435%, 08/15/2026(f)(g)		351	358,198
Series 2021-1, Class AS 2.638%, 08/15/2026(f)(g)		40	40,726
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 08/15/2047		1,220	1,296,269
Series 2014-C21, Class B 4.341%, 08/15/2047		314	330,495
Series 2014-C22, Class XA 0.824%, 09/15/2047(h)		19,325	371,152
Series 2015-C30, Class A5 3.822%, 07/15/2048		585	633,212
Series 2015-C31, Class A3 3.801%, 08/15/2048		986	1,057,583
Series 2015-C33, Class A4 3.77%, 12/15/2048		1,150	1,249,561
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.039%, 09/15/2050(h)		8,785	384,639
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.566%, 08/15/2046(c)		53	52,797
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		78	35,130
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.048%, 10/15/2048(h)		9,942	319,329
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049		870	944,548
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 05/15/2051		1,200	1,358,339
Series 2018-C8, Class A4 3.983%, 02/15/2051		990	1,100,699
Series 2018-C9, Class A4 4.117%, 03/15/2051		1,800	2,006,193

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045	U.S.$	2,309	$2,346,085
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 02/15/2048		1,160	1,232,415
Series 2016-LC25, Class C 4.352%, 12/15/2059		330	347,119
Series 2016-NXS6, Class A4 2.918%, 11/15/2049		900	948,237
Series 2016-NXS6, Class C 4.297%, 11/15/2049		525	556,122
Series 2018-C48, Class A5 4.302%, 01/15/2052		145	165,497

			34,239,348

Non-Agency Floating Rate CMBS – 1.9%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.09% (LIBOR 1 Month + 1.00%), 06/15/2035(c)(e)		659	659,154
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.091% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(e)		1,755	1,751,744
BBCMS Mortgage Trust Series 2020-BID, Class A 2.23% (LIBOR 1 Month + 2.14%), 10/15/2037(c)(e)		1,383	1,389,105
BCP Trust Series 2021-330N, Class A 0.889% (LIBOR 1 Month + 0.80%), 06/15/2038(c)(e)		288	286,287
BFLD Trust Series 2021-FPM, Class A 1.691% (LIBOR 1 Month + 1.60%), 06/15/2038(c)(e)		2,276	2,275,313
BHMS Series 2018-ATLS, Class A 1.34% (LIBOR 1 Month + 1.25%), 07/15/2035(c)(e)		1,001	1,001,287
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.91% (LIBOR 1 Month + 0.82%), 06/15/2035(c)(e)		1,000	999,391

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.09% (LIBOR 1 Month + 1.00%), 04/15/2034(c)(e)	U.S.$	766	$765,585
Series 2019-IMC, Class D 1.99% (LIBOR 1 Month + 1.90%), 04/15/2034(c)(e)		185	184,555
Series 2019-IMC, Class E 2.24% (LIBOR 1 Month + 2.15%), 04/15/2034(c)(e)		895	888,445
BX Trust Series 2018-EXCL, Class A 1.178% (LIBOR 1 Month + 1.09%), 09/15/2037(c)(e)		1,026	1,021,150
CLNY Trust Series 2019-IKPR, Class D 2.115% (LIBOR 1 Month + 2.03%), 11/15/2038(c)(e)		1,000	994,981
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.11% (LIBOR 1 Month + 1.03%), 12/19/2030(c)(e)		1,042	1,040,861
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.049% (SOFR+ 2.00%), 01/25/2051(c)(e)		209	210,849
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.29% (LIBOR 1 Month + 1.20%), 06/15/2038(c)(e)		1,368	1,369,878
Series 2019-SMP, Class A 1.24% (LIBOR 1 Month + 1.15%), 08/15/2032(c)(e)		1,125	1,125,891
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(g)		1,070	1,099,260
Invitation Homes Trust Series 2018-SFR2, Class C 1.37% (LIBOR 1 Month + 1.28%), 06/17/2037(c)(e)		374	374,367
Series 2018-SFR3, Class C 1.386% (LIBOR 1 Month + 1.30%), 07/17/2037(c)(e)		710	711,092
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.04% (LIBOR 1 Month + 1.95%), 11/15/2026(e)(g)		162	149,174

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 1.59% (LIBOR 1 Month + 1.50%), 07/15/2036(c)(e)	U.S.$	461	$461,201
Starwood Retail Property Trust Series 2014-STAR, Class A 1.56% (LIBOR 1 Month + 1.47%), 11/15/2027(c)(e)		756	461,103

			19,220,673

Total Commercial Mortgage-Backed Securities (cost $52,717,896)			53,460,021

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.9%
Risk Share Floating Rate – 3.3%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 1.939% (LIBOR 1 Month + 1.85%), 10/25/2028(c)(e)		412	412,020
Series 2019-1A, Class M1B 1.839% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(e)		914	914,432
Series 2019-2A, Class M1C 2.089% (LIBOR 1 Month + 2.00%), 04/25/2029(c)(e)		707	708,884
Series 2019-3A, Class M1B 1.689% (LIBOR 1 Month + 1.60%), 07/25/2029(c)(e)		660	661,477
Series 2019-3A, Class M1C 2.039% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		480	480,000
Series 2019-4A, Class M1B 2.089% (LIBOR 1 Month + 2.00%), 10/25/2029(c)(e)		965	965,600
Series 2020-2A, Class M1B 3.289% (LIBOR 1 Month + 3.20%), 08/26/2030(c)(e)		167	167,162
Series 2020-3A, Class M1B 2.939% (LIBOR 1 Month + 2.85%), 10/25/2030(c)(e)		178	179,545
Series 2020-4A, Class M2A 2.689% (LIBOR 1 Month + 2.60%), 06/25/2030(c)(e)		144	144,164

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2021-1A, Class M1C 2.999% (SOFR+ 2.95%), 03/25/2031(c)(e)	U.S.$	728	$753,357
Series 2021-2A, Class M1B 1.549% (SOFR+ 1.50%), 06/25/2031(c)(e)		1,425	1,427,191
Series 2021-3A, Class A2 1.049% (SOFR+ 1.00%), 09/25/2031(c)(e)		1,699	1,705,405
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.489% (LIBOR 1 Month + 2.40%), 04/25/2031(c)(e)		158	158,380
Series 2019-R02, Class 1M2 2.389% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(e)		96	96,940
Series 2019-R03, Class 1M2 2.239% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(e)		49	48,983
Series 2019-R04, Class 2M2 2.189% (LIBOR 1 Month + 2.10%), 06/25/2039(c)(e)		87	86,989
Series 2019-R05, Class 1M2 2.089% (LIBOR 1 Month + 2.00%), 07/25/2039(c)(e)		49	48,716
Series 2019-R06, Class 2M2 2.189% (LIBOR 1 Month + 2.10%), 09/25/2039(c)(e)		165	165,301
Series 2019-R07, Class 1M2 2.189% (LIBOR 1 Month + 2.10%), 10/25/2039(c)(e)		365	366,531
Series 2020-R01, Class 1M2 2.139% (LIBOR 1 Month + 2.05%), 01/25/2040(c)(e)		734	737,700
Series 2020-R02, Class 2M2 2.089% (LIBOR 1 Month + 2.00%), 01/25/2040(c)(e)		417	418,732
Series 2021-R01, Class 1M2 1.60% (SOFR+ 1.55%), 10/25/2041(c)(e)		1,447	1,453,443
Eagle Re Ltd. Series 2020-1, Class M1A 0.989% (LIBOR 1 Month + 0.90%), 01/25/2030(c)(e)		1,100	1,089,296
Series 2021-2, Class M1B 2.099% (SOFR+ 2.05%), 04/25/2034(c)(e)		675	674,583

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 4.889% (LIBOR 1 Month + 4.80%), 05/25/2028(e)	U.S.$	172	$176,624
Series 2017-DNA3, Class M2 2.589% (LIBOR 1 Month + 2.50%), 03/25/2030(e)		900	919,225
Series 2017-HQA2, Class M2B 2.739% (LIBOR 1 Month + 2.65%), 12/25/2029(e)		840	859,297
Series 2019-DNA3, Class M2 2.139% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(e)		71	71,704
Series 2019-DNA4, Class M2 2.039% (LIBOR 1 Month + 1.95%), 10/25/2049(c)(e)		297	298,126
Series 2019-FTR2, Class M2 2.239% (LIBOR 1 Month + 2.15%), 11/25/2048(c)(e)		515	515,087
Series 2019-HQA3, Class M2 1.939% (LIBOR 1 Month + 1.85%), 09/25/2049(c)(e)		454	455,821
Series 2020-DNA1, Class M2 1.789% (LIBOR 1 Month + 1.70%), 01/25/2050(c)(e)		469	470,473
Series 2020-DNA5, Class M2 2.849% (SOFR+ 2.80%), 10/25/2050(c)(e)		811	820,514
Series 2021-DNA5, Class M2 1.699% (SOFR+ 1.65%), 01/25/2034(c)(e)		589	591,843
Series 2021-DNA6, Class M2 1.548% (SOFR+ 1.50%), 10/25/2041(c)(e)		2,561	2,565,496
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 4.989% (LIBOR 1 Month + 4.90%), 11/25/2024(e)		164	170,118
Series 2015-C02, Class 1M2 4.089% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		163	165,836
Series 2015-C02, Class 2M2 4.089% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		19	18,715

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 1M2 5.089% (LIBOR 1 Month + 5.00%), 07/25/2025(e)	U.S.$	155	$158,989
Series 2015-C03, Class 2M2 5.089% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		36	36,548
Series 2015-C04, Class 1M2 5.789% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		540	570,830
Series 2016-C05, Class 2M2 4.539% (LIBOR 1 Month + 4.45%), 01/25/2029(e)		553	576,048
Series 2016-C06, Class 1M2 4.339% (LIBOR 1 Month + 4.25%), 04/25/2029(e)		248	257,924
Series 2016-C07, Class 2M2 4.439% (LIBOR 1 Month + 4.35%), 05/25/2029(e)		822	857,293
Series 2017-C02, Class 2M2C 3.739% (LIBOR 1 Month + 3.65%), 09/25/2029(e)		938	977,234
Series 2017-C03, Class 1M2 3.089% (LIBOR 1 Month + 3.00%), 10/25/2029(e)		510	525,339
Home Re Ltd. Series 2020-1, Class M1B 3.339% (LIBOR 1 Month + 3.25%), 10/25/2030(c)(e)		788	790,269
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.088% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(e)		146	145,747
Series 2019-2R, Class A 2.838% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(e)		743	735,384
Series 2019-3R, Class A 2.788% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(e)		77	77,394
Series 2020-1R, Class A 2.438% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(g)		277	276,765
Radnor Re Ltd. Series 2019-1, Class M1B 2.039% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(e)		586	586,600
Series 2019-2, Class M1B 1.839% (LIBOR 1 Month + 1.75%), 06/25/2029(c)(e)		723	722,776

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-1, Class M1A 1.039% (LIBOR 1 Month + 0.95%), 01/25/2030(c)(e)	U.S.$	391	$388,254
Series 2020-2, Class M1C 4.689% (LIBOR 1 Month + 4.60%), 10/25/2030(c)(e)		436	436,904
STACR Trust Series 2018-DNA3, Class M2 2.189% (LIBOR 1 Month + 2.10%), 09/25/2048(c)(e)		426	431,718
Traingle Re Ltd. Series 2020-1, Class M1B 3.989% (LIBOR 1 Month + 3.90%), 10/25/2030(c)(e)		1,640	1,643,054
Series 2021-1, Class M1B 3.089% (LIBOR 1 Month + 3.00%), 08/25/2033(c)(e)		701	701,314
Series 2021-3, Class M1A 1.949% (SOFR+ 1.90%), 02/25/2034(c)(e)		1,084	1,086,407

			33,946,501

Agency Floating Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICs Series 3955, Class SD 6.51% (6.60% – LIBOR 1 Month), 11/15/2041(e)(i)		2,432	459,829
Series 4693, Class SL 6.06% (6.15% – LIBOR 1 Month), 06/15/2047(e)(i)		1,493	340,873
Series 4954, Class SL 5.961% (6.05% – LIBOR 1 Month), 02/25/2050(e)(i)		2,064	369,605
Series 4981, Class HS 6.011% (6.10% – LIBOR 1 Month), 06/25/2050(e)(i)		4,181	661,533
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.451% (6.54% – LIBOR 1 Month), 12/25/2041(e)(i)		744	153,125
Series 2014-17, Class SA 5.961% (6.05% – LIBOR 1 Month), 04/25/2044(e)(i)		1,962	426,580
Series 2014-78, Class SE 6.011% (6.10% – LIBOR 1 Month), 12/25/2044(e)(i)		1,117	213,933

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-77, Class DS 5.911% (6.00% – LIBOR 1 Month), 10/25/2046(e)(i)	U.S.$	1,173	$224,754
Series 2017-62, Class AS 6.061% (6.15% – LIBOR 1 Month), 08/25/2047(e)(i)		1,376	280,761
Series 2017-81, Class SA 6.111% (6.20% – LIBOR 1 Month), 10/25/2047(e)(i)		1,597	368,138
Series 2017-97, Class LS 6.111% (6.20% – LIBOR 1 Month), 12/25/2047(e)(i)		1,796	439,228
Government National Mortgage Association Series 2017-122, Class SA 6.114% (6.20% – LIBOR 1 Month), 08/20/2047(e)(i)		1,020	217,774
Series 2017-134, Class MS 6.114% (6.20% – LIBOR 1 Month), 09/20/2047(e)(i)		1,099	244,137

			4,400,270

Agency Fixed Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICs Series 5015, Class BI 4.00%, 09/25/2050(h)		2,584	436,789
Series 5049, Class CI 3.50%, 12/25/2050(h)		2,813	374,818
Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 12/25/2050(h)		5,520	820,985

			1,632,592

Non-Agency Floating Rate – 0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.189% (LIBOR 1 Month + 2.10%), 04/25/2047(c)(e)		193	196,009

Total Collateralized Mortgage Obligations (cost $40,030,617)			40,175,372

CORPORATES - NON-INVESTMENT GRADE – 2.6%
Industrial – 1.8%
Basic – 0.2%
Axalta Coating Systems LLC 3.375%, 02/15/2029(c)		844	803,007

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(c)	EUR	506	$583,474
Ingevity Corp. 3.875%, 11/01/2028(c)	U.S.$	683	671,853

			2,058,334

Capital Goods – 0.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(c)		942	922,350
GFL Environmental, Inc. 3.50%, 09/01/2028(c)		993	988,720
TransDigm, Inc. 6.25%, 03/15/2026(c)		512	534,804

			2,445,874

Communications - Media – 0.3%
Cable One, Inc. 4.00%, 11/15/2030(c)		499	490,537
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(c)		472	472,986
5.00%, 02/01/2028(c)		702	730,073
CSC Holdings LLC 6.75%, 11/15/2021		145	145,173
Sirius XM Radio, Inc. 4.00%, 07/15/2028(c)		1,076	1,083,242

			2,922,011

Communications - Telecommunications – 0.1%
Lumen Technologies, Inc. 4.50%, 01/15/2029(c)		970	937,059

Consumer Cyclical - Automotive – 0.1%
Allison Transmission, Inc. 3.75%, 01/30/2031(c)		985	946,654
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(c)	EUR	191	225,962

			1,172,616

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 4.00%, 08/01/2028(c)	U.S.$	1,235	1,234,210
Mattel, Inc. 3.375%, 04/01/2026(c)		549	565,981
3.75%, 04/01/2029(c)		550	571,483

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(c)	U.S.$	394	$441,083
11.50%, 06/01/2025(c)		422	480,417

			3,293,174

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(c)		1,046	1,013,595

Consumer Cyclical - Retailers – 0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(c)		623	630,981

Consumer Non-Cyclical – 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(c)		664	654,392
Jazz Securities DAC 4.375%, 01/15/2029(c)		305	313,754
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(c)		1,390	1,383,314
Newell Brands, Inc. 4.70%, 04/01/2026		471	515,938
4.875%, 06/01/2025		115	125,912

			2,993,310

Energy – 0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(c)		388	387,969
Venture Global Calcasieu Pass LLC 3.875%, 08/15/2029(c)		343	349,359
4.125%, 08/15/2031(c)		350	362,544

			1,099,872

			18,566,826

Financial Institutions – 0.7%
Banking – 0.5%
Banco Santander SA 7.50%, 02/08/2024(c)(d)		1,200	1,299,144
Credit Suisse Group AG 6.375%, 08/21/2026(c)(d)		320	348,518
7.50%, 07/17/2023-12/11/2023(c)(d)		1,356	1,450,398
Discover Financial Services Series D 6.125%, 06/23/2025(d)		1,667	1,861,272

			4,959,332

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.2%
Navient Corp. 6.125%, 03/25/2024	U.S.$	722	$772,569
SLM Corp. 4.20%, 10/29/2025		900	951,732

			1,724,301

			6,683,633

Utility – 0.1%
Electric – 0.1%
Vistra Operations Co. LLC 4.375%, 05/01/2029(c)		1,057	1,043,597

Total Corporates - Non-Investment Grade (cost $25,880,712)			26,294,056

ASSET-BACKED SECURITIES – 2.0%
Autos - Fixed Rate – 1.0%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 09/20/2024(c)		1,760	1,843,512
Series 2018-2A, Class A 4.00%, 03/20/2025(c)		1,425	1,514,500
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		777	772,370
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(c)		1,080	1,072,457
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(c)		791	787,862
First Investors Auto Owner Trust Series 2019-1A, Class B 3.02%, 03/17/2025(c)		1,190	1,195,955
Series 2020-1A, Class A 1.49%, 01/15/2025(c)		146	146,228
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(c)		1,000	992,400
Octane Receivables Trust Series 2021-2A, Class B 2.02%, 09/20/2028(c)		1,508	1,507,947

			9,833,231

Other ABS - Fixed Rate – 0.8%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(c)(f)		1,464	1,481,273

38 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(c)	U.S.$	711	$713,978
Series 2021-Z1, Class A 1.07%, 08/15/2025(c)		575	574,615
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(c)		777	794,476
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(c)(f)		561	562,971
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(c)		503	558,593
Series 2020-1A, Class A2 3.981%, 12/20/2050(c)		332	351,289
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(c)		523	536,147
Nelnet Student Loan Trust Series 2021-CA, Class B 2.53%, 04/20/2062(c)		758	763,219
Series 2021-DA, Class B 2.90%, 04/20/2062(c)		793	799,378
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(c)		290	291,150
Series 2021-3, Class B 1.66%, 07/20/2031(c)		1,090	1,080,035

			8,507,124

Credit Cards - Fixed Rate – 0.2%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(c)		729	734,536
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(c)		352	347,748
World Financial Network Credit Card Master Trust Series 2019-B, Class M 3.04%, 04/15/2026		1,070	1,086,992

			2,169,276

Total Asset-Backed Securities (cost $20,248,436)			20,509,631

abfunds.com	AB BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 2.0%
CLO - Floating Rate – 1.9%
AGL CLO 12 Ltd. Series 2021-12A, Class D 2.98% (LIBOR 3 Month + 2.85%), 07/20/2034(c)(e)	U.S.$	948	$944,508
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 1.347% (LIBOR 3 Month + 1.20%), 07/20/2034(c)(e)		1,111	1,112,054
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 3.224% (LIBOR 3 Month + 3.10%), 04/15/2034(c)(e)		1,000	1,000,159
Ballyrock CLO 16 Ltd. Series 2021-16A, Class C 3.035% (LIBOR 3 Month + 3.10%), 07/20/2034(c)(e)		660	660,060
Dryden CLO Ltd. Series 2020-78A, Class C 2.072% (LIBOR 3 Month + 1.95%), 04/17/2033(c)(e)		880	881,202
Series 2020-78A, Class D 3.122% (LIBOR 3 Month + 3.00%), 04/17/2033(c)(e)		460	460,711
Elevation CLO Ltd. Series 2020-11A, Class C 2.324% (LIBOR 3 Month + 2.20%), 04/15/2033(c)(e)		780	761,638
Elmwood CLO IX Ltd. Series 2021-2A, Class D 3.089% (LIBOR 3 Month + 2.95%), 07/20/2034(c)(e)		1,065	1,065,113
Flatiron CLO 21 Ltd. Series 2021-1A, Class D 3.051% (LIBOR 3 Month + 2.90%), 07/19/2034(c)(e)		1,120	1,107,473
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 1.202% (LIBOR 3 Month + 1.07%), 04/20/2034(c)(e)		1,077	1,077,634
Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.122% (LIBOR 3 Month + 2.00%), 04/17/2033(c)(e)		400	400,641

40 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Magnetite XXVI Ltd. Series 2020-26A, Class A1R 1.21% (LIBOR 3 Month + 1.12%), 07/25/2034(c)(e)	U.S.$	2,348	$2,356,219
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 2.922% (LIBOR 3 Month + 2.80%), 07/16/2035(c)(e)		1,295	1,280,096
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 1.242% (LIBOR 3 Month + 1.13%), 07/17/2035(c)(e)		1,354	1,354,272
New Mountain CLO Ltd. Series CLO-3A, Class A 1.311% (LIBOR 3 Month + 1.18%), 10/20/2034(c)(e)		500	500,075
OCP CLO Ltd. Series 2020-18A, Class AR 1.222% (LIBOR 3 Month + 1.09%), 07/20/2032(c)(e)		1,424	1,425,665
Pikes Peak CLO 8 Series 2021-8A, Class A 1.322% (LIBOR 3 Month + 2.17%), 07/20/2034(c)(e)		1,450	1,451,228
Regatta XX Funding Ltd. Series 2021-2A, Class D 3.184% (LIBOR 3 Month + 3.10%), 10/15/2034(c)(e)		1,425	1,425,461
Voya CLO Ltd. Series 2019-1A, Class DR 2.974% (LIBOR 3 Month + 2.85%), 04/15/2031(c)(e)		340	333,101

			19,597,310

CLO - Fixed Rate – 0.1%
CAJUN Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(c)		464	464,000

Total Collateralized Loan Obligations (cost $20,099,101)			20,061,310

abfunds.com	AB BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 1.9%
Agency Fixed Rate 30-Year – 1.9%
Uniform Mortgage-Backed Security Series 2021 2.50%, 11/01/2051, TBA (cost $19,873,633)	U.S.$	19,331	$19,852,031

EMERGING MARKETS - CORPORATE BONDS – 0.5%
Industrial – 0.5%
Basic – 0.1%
CSN Resources SA 4.625%, 06/10/2031(c)		537	526,797
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(c)		379	409,794
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		262	255,171

			1,191,762

Capital Goods – 0.2%
Cemex SAB de CV 3.875%, 07/11/2031(c)		942	941,341
Embraer Netherlands Finance BV 5.40%, 02/01/2027		590	615,665
6.95%, 01/17/2028(c)		384	425,472
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)		270	676

			1,983,154

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		427	412,055

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(c)		483	446,596

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(c)		327	330,229
Natura Cosmeticos SA 4.125%, 05/03/2028(c)		583	577,054
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(g)(j)(k)		655	6,566

			913,849

			4,947,416

42 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(g)	U.S.$	89	$91,213

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(c)(l)		229	17,808

Total Emerging Markets - Corporate Bonds (cost $5,816,373)			5,056,437

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.5%
United States – 0.5%
City of New York Series 2021-D 1.923%, 08/01/2031		775	753,334
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		660	666,085
State of California Series 2010 5.70%, 11/01/2021		825	825,000
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035		904	927,270
University of California Series 2021-B 3.071%, 05/15/2051		1,465	1,496,385

Total Local Governments - US Municipal Bonds (cost $4,618,720)			4,668,074

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Indonesia – 0.0%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(c)		435	466,103

Mexico – 0.2%
Comision Federal de Electricidad 3.348%, 02/09/2031(c)		1,089	1,052,791
Petroleos Mexicanos 6.75%, 09/21/2047		529	466,181
6.84%, 01/23/2030		29	30,254

			1,549,226

abfunds.com	AB BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Peru – 0.1%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(c)	U.S.$	1,185	$1,158,708

Total Quasi-Sovereigns (cost $3,204,743)			3,174,037

EMERGING MARKETS - SOVEREIGNS – 0.3%
Dominican Republic – 0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(c)		1,213	1,232,181

Egypt – 0.1%
Egypt Government International Bond 5.875%, 02/16/2031(c)		1,259	1,131,526

Oman – 0.1%
Oman Government International Bond 4.875%, 02/01/2025(c)		256	267,088
6.25%, 01/25/2031(c)		336	362,985

			630,073

Total Emerging Markets - Sovereigns (cost $3,042,166)			2,993,780

GOVERNMENTS - TREASURIES – 0.2%
Malaysia – 0.2%
Malaysia Government Bond Series 117 3.882%, 03/10/2022 (cost $1,589,178)	MYR	6,633	1,613,517

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Preference Shares)(f)(j)(m)(n) (cost $1,427,910)		1,428	1,502,628

44 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Colombia – 0.0%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	248	$232,702

Qatar – 0.0%
Qatar Government International Bond 3.40%, 04/16/2025(c)		398	425,188

Saudi Arabia – 0.1%
Saudi Government International Bond 2.90%, 10/22/2025(c)		733	773,681

Total Governments - Sovereign Bonds (cost $1,376,286)			1,431,571

		Shares
SHORT-TERM INVESTMENTS – 4.6%
Investment Companies – 4.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(o)(p)(q) (cost $47,432,507)		47,432,507	47,432,507

Total Investments – 117.7% (cost $1,168,163,056)			1,204,916,446
Other assets less liabilities – (17.7)%			(181,237,635)

Net Assets – 100.0%			$1,023,678,811

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	116	December 2021	$25,433,000	$(98,591)

Sold Contracts
U.S. 10 Yr Ultra Futures	72	December 2021	10,442,250	16,982
U.S. T-Note 5 Yr (CBT) Futures	502	December 2021	61,118,500	759,448
U.S. Ultra Bond (CBT) Futures	44	December 2021	8,641,875	25,069

				$702,908

abfunds.com	AB BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CAD	28,804	USD	22,618	11/19/2021	$(655,943)
Citibank, NA	AUD	23,469	USD	16,913	11/09/2021	(742,190)
Deutsche Bank AG	USD	9,205	RUB	678,330	12/15/2021	274,561
Goldman Sachs Bank USA	MYR	7,213	USD	1,735	12/22/2021	(1,169)
JPMorgan Chase Bank, NA	SEK	205,670	USD	23,512	01/20/2022	(466,810)
Morgan Stanley Capital Services, Inc.	AUD	1,131	USD	834	11/09/2021	(17,041)
Morgan Stanley Capital Services, Inc.	SEK	6,916	USD	804	01/20/2022	(2,591)
Standard Chartered Bank	CAD	1,219	USD	985	11/19/2021	336
State Street Bank & Trust Co.	EUR	965	USD	1,146	11/08/2021	31,163
State Street Bank & Trust Co.	AUD	639	USD	482	11/09/2021	1,097
State Street Bank & Trust Co.	AUD	1,221	USD	904	11/09/2021	(14,560)
UBS AG	AUD	886	USD	641	11/09/2021	(25,463)
UBS AG	USD	752	RUB	53,348	12/15/2021	(6,649)

						$(1,625,259)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 37, 5 Year Index, 12/20/2026*	(1.00)%	Quarterly	0.52%	USD	115,612	$(2,867,929)	$(2,642,220)	$(225,709)
Malaysia, 12/20/2026*	(1.00)	Quarterly	0.54	USD	50,370	(1,214,066)	(1,210,126)	(3,940)
People’s Republic of China, 7.500%, 10/28/2027, 12/20/2026*	(1.00)	Quarterly	0.46	USD	29,050	(817,849)	(825,573)	7,724

						$(4,899,844)	$(4,677,919)	$(221,925)

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	16,120	09/07/2026	CPI#	2.670%	Maturity	$(397,018)	$	– 0	–	$(397,018)
USD	16,120	09/07/2031	2.519%	CPI#	Maturity	504,369		– 0	–	504,369
USD	10,500	04/15/2028	3.010%	CPI#	Maturity	219,058		– 0	–	219,058

46 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	64,600	02/26/2022	CPI#	1.440%	Maturity	$(3,219,324)	$	– 0	–	$(3,219,324)
USD	38,550	02/28/2022	CPI#	1.352%	Maturity	(1,992,523)		– 0	–	(1,992,523)
USD	4,500	07/15/2022	1.484%	CPI#	Maturity	247,646		– 0	–	247,646
USD	11,250	07/15/2022	1.575%	CPI#	Maturity	587,480		– 0	–	587,480
USD	9,450	07/15/2022	1.758%	CPI#	Maturity	462,906		– 0	–	462,906
USD	12,000	07/15/2022	1.850%	CPI#	Maturity	541,006		– 0	–	541,006
USD	21,500	07/15/2022	1.851%	CPI#	Maturity	968,167		– 0	–	968,167
USD	9,000	07/15/2023	1.902%	CPI#	Maturity	525,553		– 0	–	525,553
USD	3,000	01/15/2024	1.599%	CPI#	Maturity	240,709		– 0	–	240,709
USD	64,600	02/26/2025	1.589%	CPI#	Maturity	5,874,101		– 0	–	5,874,101
USD	38,550	02/28/2025	1.527%	CPI#	Maturity	3,628,722		– 0	–	3,628,722
USD	11,250	01/15/2028	2.799%	CPI#	Maturity	457,128		– 0	–	457,128

						$8,647,980	$	– 0	–	$8,647,980

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
SEK	217,650	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/ Annual	$(505,146)	$143		$(505,289)
USD	1,160	06/09/2025	2.488%	3 Month LIBOR	Semi-Annual/ Quarterly	(69,747)	– 0	–	(69,747)
USD	2,106	08/04/2025	2.293%	3 Month LIBOR	Semi-Annual/ Quarterly	(104,918)	– 0	–	(104,918)
USD	5,400	10/04/2026	1.487%	3 Month LIBOR	Semi-Annual/ Quarterly	(72,342)	– 0	–	(72,342)
USD	1,080	11/08/2026	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	(30,803)	– 0	–	(30,803)
USD	1,080	11/09/2026	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	(31,650)	– 0	–	(31,650)
USD	7,030	04/04/2027	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	(441,761)	– 0	–	(441,761)
USD	20,920	06/05/2027	0.558%	3 Month LIBOR	Semi-Annual/ Quarterly	806,973	– 0	–	806,973
USD	715	07/12/2027	2.355%	3 Month LIBOR	Semi-Annual/ Quarterly	(46,482)	– 0	–	(46,482)
USD	5,395	06/04/2029	2.150%	3 Month LIBOR	Semi-Annual/ Quarterly	(315,856)	– 0	–	(315,856)
USD	3,170	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	(30,162)	– 0	–	(30,162)
USD	40,300	05/21/2031	1.617%	3 Month LIBOR	Semi-Annual/ Quarterly	(556,831)	– 0	–	(556,831)
USD	1,490	11/10/2035	2.631%	3 Month LIBOR	Semi-Annual/ Quarterly	(197,067)	– 0	–	(197,067)
CAD	978	03/03/2051	2.297%	3 Month CDOR	Semi-Annual	8,349	38		8,311
CAD	2,980	03/04/2051	2.333%	3 Month CDOR	Semi-Annual	6,972	– 0	–	6,972

						$(1,580,471)	$181		$(1,580,652)

abfunds.com	AB BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.42%	USD	1,683	$141,063	$112,507	$28,556
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	1,367	114,577	94,575	20,002
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	1,367	114,577	97,909	16,668
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	346	29,000	22,505	6,495
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	346	29,000	22,505	6,495
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	328	27,492	21,813	5,679
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	683	57,247	51,956	5,291
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	67	5,616	12,994	(7,378)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	68	5,700	13,645	(7,945)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	707	59,258	139,945	(80,687)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	708	59,342	140,251	(80,909)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	1,341	112,398	262,437	(150,039)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	2,682	224,797	534,774	(309,977)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	664	55,655	113,369	(57,714)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	288	24,139	57,193	(33,054)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	354	29,671	67,610	(37,939)

48 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00	) %	Monthly	5.42%	USD	708	$59,343	$142,259	$(82,916)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	9	(2,497)	(1,388)	(1,109)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	9	(2,496)	(1,109)	(1,387)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	13	(3,607)	(1,266)	(2,341)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	27	(7,491)	(3,852)	(3,639)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	27	(7,490)	(3,509)	(3,981)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	25	(6,936)	(2,886)	(4,050)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	37	(10,264)	(4,493)	(5,771)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	43	(11,929)	(5,394)	(6,535)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	43	(11,929)	(5,222)	(6,707)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	60	(16,645)	(7,287)	(9,358)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	60	(16,645)	(6,575)	(10,070)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	87	(24,136)	(9,534)	(14,602)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	92	(25,522)	(10,898)	(14,624)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	121	(33,568)	(12,712)	(20,856)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00		Monthly	10.00	USD	1,145	(114,741)	(24,374)	(90,367)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	5	(1,387)	(598)	(789)

abfunds.com	AB BOND INFLATION STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	122	$(33,844)	$(14,233)	$(19,611)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	139	(38,561)	(16,507)	(22,054)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	130	(36,064)	(10,091)	(25,973)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	138	(38,284)	(9,133)	(29,151)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	226	(62,697)	(32,093)	(30,604)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	169	(46,883)	(13,397)	(33,486)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	30	(8,322)	(3,366)	(4,956)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	130	(36,064)	(15,680)	(20,384)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	150	(41,612)	(18,092)	(23,520)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	217	(60,200)	(23,759)	(36,441)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	218	(60,477)	(23,859)	(36,618)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	436	(120,954)	(29,941)	(91,013)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	662	(183,650)	(44,410)	(139,240)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	714	(198,076)	(39,229)	(158,847)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	15	(4,162)	(2,181)	(1,981)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	15	(4,162)	(1,287)	(2,875)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	27	(7,490)	(3,314)	(4,176)

50 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	30	$(8,322)	$(2,836)	$(5,486)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	30	(8,322)	(2,621)	(5,701)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	59	(16,368)	(6,097)	(10,271)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	166	(46,052)	(16,929)	(29,123)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	178	(49,380)	(14,723)	(34,657)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	371	(102,922)	(58,042)	(44,880)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	322	(89,328)	(41,947)	(47,381)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	517	(143,424)	(82,047)	(61,377)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	598	(165,896)	(87,990)	(77,906)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,000	(277,416)	(126,723)	(150,693)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,300	(360,642)	(146,980)	(213,662)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	28	(7,768)	(2,615)	(5,153)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	30	(8,322)	(2,802)	(5,520)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	118	(32,735)	(14,413)	(18,322)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	122	(33,845)	(11,362)	(22,483)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	241	(66,857)	(28,540)	(38,317)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	691	(191,695)	(81,115)	(110,580)

abfunds.com	AB BOND INFLATION STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	1,100	$(305,158)	$(155,607)	$(149,551)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	191	(52,987)	(12,892)	(40,095)

						$(2,097,349)	$610,297	$(2,707,646)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD 23,800	07/15/2023	1.848%	CPI#	Maturity	$1,458,505	$	– 0	–	$1,458,505

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	595	03/06/2042	2.804%	3 Month LIBOR	Semi-Annual/ Quarterly	$(114,466)	$	– 0	–	$(114,466)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC iBoxx $ Liquid High Yield Index	3 Month LIBOR	Maturity	USD 20,837	12/20/2021	$25,579

52 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2021
HSBC Securities (USA), Inc.†	0.08%	—	$35,002,392
HSBC Securities (USA), Inc.†	0.08%	—	26,126,916
HSBC Securities (USA), Inc.†	0.08%	—	10,775,122
HSBC Securities (USA), Inc.†	0.08%	—	8,627,476
HSBC Securities (USA), Inc.†	0.08%	—	3,977,631
HSBC Securities (USA), Inc.†	0.12%	—	10,339,797
JPMorgan Chase Bank†	0.12%	—	30,124,869
JPMorgan Chase Bank†	0.12%	—	28,235,376
JPMorgan Chase Bank†	0.12%	—	8,672,106

			$161,881,685

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2021.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days		31-90 Days		Greater than 90 Days		Total
Inflation-Linked Securities	$161,881,685	$	– 0 –	$	– 0 –	$	– 0 –	$161,881,685

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $159,692,379 or 15.6% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2021.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.21% of net assets as of October 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$172,261	$171,416	0.02%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	360,693	358,198	0.04%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	41,063	40,726	0.00%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,143,960	1,099,260	0.11%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.04%, 11/15/2026	11/16/2015	161,923	149,174	0.01%

abfunds.com	AB BOND INFLATION STRATEGY | 53

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.438%, 02/27/2023	02/11/2000	$276,765	$276,765	0.03%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	89,000	91,213	0.01%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	363,153	6,566	0.00%

(h)	IO – Interest Only.

(i)	Inverse interest only security.

(j)	Non-income producing security.

(k)	Defaulted matured security.

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2021.

(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$1,427,910	$1,502,628	0.15%

(n)	Fair valued by the Adviser.

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:
AUD – Australian Dollar
CAD – Canadian Dollar
EUR – Euro
MYR – Malaysian Ringgit
RUB – Russian Ruble
SEK – Swedish Krona
USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

54 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,120,730,549)	$1,157,483,939
Affiliated issuers (cost $47,432,507)	47,432,507
Cash	1,448,501
Cash collateral due from broker	11,618,471
Foreign currencies, at value (cost $153,689)	155,637
Receivable for capital stock sold	17,009,846
Interest receivable	2,761,297
Unrealized appreciation on inflation swaps	1,458,505
Market value on credit default swaps (net premiums paid $1,908,247)	1,148,875
Unrealized appreciation on forward currency exchange contracts	307,157
Receivable for investment securities sold	173,005
Unrealized appreciation on total return swaps	25,579
Affiliated dividends receivable	370

Total assets	1,241,023,689

Liabilities
Payable for reverse repurchase agreements	161,881,685
Payable for investment securities purchased	46,021,962
Market value on credit default swaps (net premiums received $1,297,950)	3,246,224
Cash collateral due to broker	2,228,000
Unrealized depreciation on forward currency exchange contracts	1,932,416
Payable for capital stock redeemed	524,040
Payable for variation margin on centrally cleared swaps	484,616
Advisory fee payable	263,765
Payable for variation margin on futures	156,563
Unrealized depreciation on interest rate swaps	114,466
Distribution fee payable	54,635
Administrative fee payable	35,130
Foreign capital gains tax payable	26,085
Transfer Agent fee payable	10,438
Directors’ fees payable	2,381
Accrued expenses	362,472

Total liabilities	217,344,878

Net Assets	$1,023,678,811

Composition of Net Assets
Capital stock, at par	$86,286
Additional paid-in capital	976,474,149
Distributable earnings	47,118,376

Net Assets	$1,023,678,811

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 55

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$54,687,141	4,567,084	$11.97	*

C	$12,914,723	1,110,758	$11.63

Advisor	$475,604,297	39,682,410	$11.99

R	$2,368,824	197,440	$12.00

K	$7,419,974	620,598	$11.96

I	$6,092,748	514,527	$11.84

1	$377,333,107	32,158,633	$11.73

2	$66,347,709	5,658,106	$11.73

Z	$20,910,288	1,776,823	$11.77

*	The maximum offering price per share for Class A shares was $12.50 which reflects a sales charge of 4.25%.

See notes to financial statements.

56 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income
Interest	$37,677,341
Dividends
Unaffiliated issuers	7,908
Affiliated issuers	1,469	$37,686,718

Expenses
Advisory fee (see Note B)	3,659,031
Distribution fee—Class A	92,576
Distribution fee—Class C	68,444
Distribution fee—Class R	11,980
Distribution fee—Class K	18,088
Distribution fee—Class 1	345,655
Transfer agency—Class A	42,124
Transfer agency—Class C	7,729
Transfer agency—Advisor Class	275,816
Transfer agency—Class R	6,230
Transfer agency—Class K	14,471
Transfer agency—Class I	6,489
Transfer agency—Class 1	35,000
Transfer agency—Class 2	6,372
Transfer agency—Class Z	3,259
Registration fees	210,272
Custody and accounting	182,014
Audit and tax	117,526
Administrative	104,020
Printing	57,390
Legal	36,314
Directors’ fees	27,531
Miscellaneous	29,596

Total expenses before interest expense	5,357,927
Interest expense	227,728

Total expenses	5,585,655
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,169,019)

Net expenses		4,416,636

Net investment income		33,270,082

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 57

STATEMENT OF OPERATIONS (continued)

Year Ended October 31, 2021

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$16,691,774
Forward currency exchange contracts	(533,627)
Futures	6,637,541
Options written	839,826
Swaps	(10,071,677)
Swaptions written	467,008
Foreign currency transactions	79,958
Net change in unrealized appreciation/depreciation of:
Investments(b)	(6,152,702)
Forward currency exchange contracts	(2,237,680)
Futures	(304,492)
Options written	(510,303)
Swaps	13,389,261
Swaptions written	(51,621)
Foreign currency denominated assets and liabilities	55,950

Net gain on investment and foreign currency transactions	18,299,216

Net Increase in Net Assets from Operations	$51,569,298

(a)	Net of foreign realized capital gains taxes of $829.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $1,890.

See notes to financial statements.

58 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Increase in Net Assets from Operations
Net investment income	$33,270,082	$14,427,948
Net realized gain on investment and foreign currency transactions	14,110,803	7,521,295
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,188,413	20,654,424

Net increase in net assets from operations	51,569,298	42,603,667
Distributions to Shareholders
Class A	(1,439,317)	(649,771)
Class C	(255,420)	(50,256)
Advisor Class	(11,236,851)	(3,332,209)
Class R	(74,773)	(62,687)
Class K	(278,001)	(127,416)
Class I	(241,543)	(224,256)
Class 1	(14,464,863)	(7,448,238)
Class 2	(2,649,431)	(1,473,613)
Class Z	(756,905)	(502,262)
Capital Stock Transactions
Net increase (decrease)	430,919,982	(98,268,014)

Total increase (decrease)	451,092,176	(69,535,055)
Net Assets
Beginning of period	572,586,635	642,121,690

End of period	$1,023,678,811	$572,586,635

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 59

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2021

Cash flows from operating activities
Net increase in net assets from operations		$51,569,298
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(919,202,949)
Purchases of short-term investments	(527,649,241)
Proceeds from disposition of long-term investments	588,055,941
Proceeds from disposition of short-term investments	482,860,371
Net realized gain on investment transactions and foreign currency transactions	(14,110,803)
Net realized loss on forward currency exchange contracts	(533,627)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,188,413)
Net accretion of bond discount and amortization of bond premium	7,528,788
Inflation index adjustment	(29,505,553)
Decrease in receivable for investments sold	6,709,056
Increase in interest receivable	(62,794)
Increase in affiliated dividends receivable	(275)
Decrease in cash collateral due from broker	2,609,200
Increase in payable for investments purchased	32,436,214
Increase in cash collateral due to broker	1,885,000
Increase in advisory fee payable	92,344
Increase in administrative fee payable	7,830
Increase in Foreign capital gains tax payable	26,085
Decrease in Transfer Agent fee payable	(1,836)
Increase in distribution fee payable	15,931
Increase in Directors’ fee payable	209
Increase in accrued expenses	140,333
Payments on options written, net	(12,505)
Payments on swaptions written, net	(169,112)
Payments on swaps, net	(5,262,679)
Proceeds for exchange-traded derivatives settlements, net	12,405,671

Total adjustments		(365,926,814)

Net cash provided by (used in) operating activities		(314,357,516)

See notes to financial statements.

60 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CASH FLOWS (continued)

For the Year Ended October 31, 2021

Cash flows from financing activities
Subscriptions of capital stock, net	$390,796,286
Cash dividends paid (net of dividend reinvestments)†	(6,250,820)
Repayment of reverse repurchase agreements	(68,813,523)

Net cash provided by (used in) financing activities		$315,731,943
Effect of exchange rate on cash		135,908

Net increase in cash		1,510,335
Cash at beginning of year		93,803

Cash at end of year		$1,604,138

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$25,146,284
Interest expense paid during the year	$293,034

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 61

NOTES TO FINANCIAL STATEMENTS

October 31, 2021

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in

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NOTES TO FINANCIAL STATEMENTS (continued)

accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

abfunds.com	AB BOND INFLATION STRATEGY | 63

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments

abfunds.com	AB BOND INFLATION STRATEGY | 65

NOTES TO FINANCIAL STATEMENTS (continued)

for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$840,681,006		$	– 0	–	$840,681,006
Corporates – Investment Grade		– 0	–	116,010,468			– 0	–	116,010,468
Commercial Mortgage-Backed Securities		– 0	–	52,889,681			570,340		53,460,021
Collateralized Mortgage Obligations		– 0	–	40,175,372			– 0	–	40,175,372
Corporates – Non-Investment Grade		– 0	–	26,294,056			– 0	–	26,294,056
Asset-Backed Securities		– 0	–	18,465,387			2,044,244		20,509,631
Collateralized Loan Obligations		– 0	–	20,061,310			– 0	–	20,061,310
Mortgage Pass-Throughs		– 0	–	19,852,031			– 0	–	19,852,031
Emerging Markets – Corporate Bonds		– 0	–	5,056,437			– 0	–	5,056,437
Local Governments – US Municipal Bonds		– 0	–	4,668,074			– 0	–	4,668,074
Quasi-Sovereigns		– 0	–	3,174,037			– 0	–	3,174,037
Emerging Markets – Sovereigns		– 0	–	2,993,780			– 0	–	2,993,780
Governments – Treasuries		– 0	–	1,613,517			– 0	–	1,613,517
Common Stocks		– 0	–	– 0	–		1,502,628		1,502,628
Governments – Sovereign Bonds		– 0	–	1,431,571			– 0	–	1,431,571
Short-Term Investments		47,432,507		– 0	–		– 0	–	47,432,507

Total Investments in Securities		47,432,507		1,153,366,727			4,117,212		1,204,916,446
Other Financial Instruments(a):
Assets:
Futures		801,499		– 0	–		– 0	–	801,499	(b)
Forward Currency Exchange Contracts		– 0	–	307,157			– 0	–	307,157
Centrally Cleared Inflation (CPI) Swaps		– 0	–	14,256,845			– 0	–	14,256,845	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	822,294			– 0	–	822,294	(b)
Credit Default Swaps		– 0	–	1,148,875			– 0	–	1,148,875
Inflation (CPI) Swaps		– 0	–	1,458,505			– 0	–	1,458,505
Total Return Swaps		– 0	–	25,579			– 0	–	25,579

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(98,591)		$	– 0	–	$	– 0	–	$(98,591	)(b)
Forward Currency Exchange Contracts	– 0	–		(1,932,416)			– 0	–	(1,932,416)
Centrally Cleared Credit Default Swaps	– 0	–		(4,899,844)			– 0	–	(4,899,844	)(b)
Centrally Cleared Inflation (CPI) Swaps	– 0	–		(5,608,865)			– 0	–	(5,608,865	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–		(2,402,765)			– 0	–	(2,402,765	)(b)
Credit Default Swaps	– 0	–		(3,246,224)			– 0	–	(3,246,224)
Interest Rate Swaps	– 0	–		(114,466)			– 0	–	(114,466)
Reverse Repurchase Agreements	(161,881,685)			– 0	–		– 0	–	(161,881,685)

Total	$(113,746,270)			$1,153,181,402			$4,117,212		$1,043,552,344

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

abfunds.com	AB BOND INFLATION STRATEGY | 67

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

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NOTES TO FINANCIAL STATEMENTS (continued)

those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest), on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2022 and then may be extended for additional one-year terms. For the year ended October 31, 2021, such reimbursement amounted to $1,162,153.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2021, the reimbursement for such services amounted to $104,020.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $153,263 for the year ended October 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $16,760 from the sale of Class A shares and received $22,542 and $831 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2021.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2021, such waiver amounted to $6,866.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,644	$510,265	$465,476	$47,433	$1

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $312,902, $56,056, $58,026 and $1,583,324 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the

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Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$174,278,653	$164,817,184
U.S. government securities	744,946,198	411,500,382

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,168,168,951

Gross unrealized appreciation	$60,434,118
Gross unrealized depreciation	(16,850,054)

Net unrealized appreciation	$43,584,064

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract

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and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium

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received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2021, the Fund held written options for hedging and non-hedging purposes.

During the year ended October 31, 2021, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment

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to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust

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risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its

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risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the year ended October 31, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$801,499	*	Receivable/Payable for variation margin on futures	$98,591	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	7,724	*	Receivable/Payable for variation margin on centrally cleared swaps	229,649	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	15,079,101	*	Receivable/Payable for variation margin on centrally cleared swaps	8,011,773	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	307,157		Unrealized depreciation on forward currency exchange contracts	1,932,416

Interest rate contracts				Unrealized depreciation on interest rate swaps	114,466

Interest rate contracts	Unrealized appreciation on inflation swaps	1,458,505

Credit contracts	Market value on credit default swaps	1,148,875		Market value on credit default swaps	3,246,224

Credit contracts	Unrealized appreciation on total return swaps	25,579

Total		$18,828,440			$13,633,119

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$6,637,541	$(304,492)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(533,627)	(2,237,680)

Interest rate contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	839,826	(510,303)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(169,112)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	636,120	(51,621)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,204,717)	12,409,864

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(7,866,960)	979,397

Total		$(2,660,929)	$10,285,165

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2021:

Futures:
Average notional amount of buy contracts	$29,871,775	(a)
Average notional amount of sale contracts	$158,843,418
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$51,756,314
Average principal amount of sale contracts	$103,490,358
Options Written:
Average notional amount	$62,745,920	(b)
Swaptions Written:
Average notional amount	$22,722,600	(c)
Interest Rate Swaps:
Average notional amount	$595,000
Inflation Swaps:
Average notional amount	$23,800,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$167,424,791
Centrally Cleared Inflation Swaps:
Average notional amount	$287,960,000
Credit Default Swaps:
Average notional amount of buy contracts	$14,069,308
Average notional amount of sale contracts	$13,736,385
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$197,784,308
Total Return Swaps:
Average notional amount	$20,860,000

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for one month during the year.

(c)	Positions were open for four months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2021. Exchange-traded

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derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$980,067	$(923,345)	$(56,722)	$	– 0	–	$	– 0	–
Deutsche Bank AG	274,561	(274,561)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	55,655	(55,655)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,482,644	(808,032)	(674,612)	– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	114,593	(114,593)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	336	– 0	–	– 0	–	– 0	–	336
State Street Bank & Trust Co.	32,260	(14,560)	– 0	–	– 0	–	17,700

Total	$2,940,116	$(2,190,746)	$(731,334)	$	– 0	–	$18,036	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$655,943	$	– 0	–	$	– 0	–	$	– 0	–	$655,943
Citibank, NA/Citigroup Global Markets, Inc.	923,345		(923,345)			– 0	–		– 0	–	– 0	–
Credit Suisse International	372,461		– 0	–		(260,000)			(58,407)		54,054
Deutsche Bank AG	709,355		(274,561)			– 0	–		(338,838)		95,956
Goldman Sachs Bank USA/Goldman Sachs International	1,285,055		(55,655)			– 0	–		(1,229,400)		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	808,032		(808,032)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	492,243		(114,593)			(270,500)			– 0	–	107,150
State Street Bank & Trust Co.	14,560		(14,560)			– 0	–		– 0	–	– 0	–
UBS AG	32,112		– 0	–		– 0	–		– 0	–	32,112

Total	$5,293,106		$(2,190,746)			$(530,500)			$(1,626,645)		$945,215	^

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*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2021, the average amount of reverse repurchase agreements outstanding was $201,615,300 and the daily weighted average interest rate was 0.09%. At October 31, 2021, the Fund had reverse repurchase agreements outstanding in the amount of $161,881,685 as reported on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2021:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Securities (USA), Inc.	$94,849,334	$(94,849,334)	$	– 0	–
JPMorgan Chase Bank	67,032,351	(67,032,351)		– 0	–

Total	$161,881,685	$(161,881,685)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class A
Shares sold	2,978,479	1,261,189	$35,571,322	$14,062,730

Shares issued in reinvestment of dividends	90,410	43,961	1,077,553	495,138

Shares converted from Class C	37,706	14,046	448,061	156,235

Shares redeemed	(1,241,973)	(2,126,950)	(14,796,949)	(23,152,124)

Net increase (decrease)	1,864,622	(807,754)	$22,299,987	$(8,438,021)

Class C
Shares sold	910,217	187,777	$10,556,717	$2,049,635

Shares issued in reinvestment of dividends	18,764	3,364	217,682	37,161

Shares converted to Class A	(38,802)	(14,427)	(448,061)	(156,235)

Shares redeemed	(119,284)	(81,140)	(1,373,884)	(868,047)

Net increase	770,895	95,574	$8,952,454	$1,062,514

Advisor Class
Shares sold	32,633,289	5,506,776	$390,487,358	$60,921,189

Shares issued in reinvestment of dividends	752,032	253,528	8,980,280	2,856,501

Shares redeemed	(5,427,376)	(9,408,756)	(64,729,262)	(103,456,299)

Net increase (decrease)	27,957,945	(3,648,452)	$334,738,376	$(39,678,609)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class R
Shares sold	75,262	77,780	$896,690	$845,022

Shares issued in reinvestment of dividends	6,268	4,957	74,772	55,751

Shares redeemed	(149,178)	(457,340)	(1,768,349)	(4,996,719)

Net decrease	(67,648)	(374,603)	$(796,887)	$(4,095,946)

Class K
Shares sold	275,029	289,515	$3,257,866	$3,233,235

Shares issued in reinvestment of dividends	23,367	11,291	278,000	127,416

Shares redeemed	(266,306)	(174,841)	(3,145,625)	(1,884,738)

Net increase	32,090	125,965	$390,241	$1,475,913

Class I
Shares sold	196,613	366,818	$2,313,809	$4,053,521

Shares issued in reinvestment of dividends	20,510	20,138	241,543	224,256

Shares redeemed	(427,976)	(574,453)	(5,005,518)	(6,419,617)

Net decrease	(210,853)	(187,497)	$(2,450,166)	$(2,141,840)

Class 1
Shares sold	8,538,149	4,785,245	$99,794,546	$52,219,913

Shares issued in reinvestment of dividends	943,670	515,381	11,024,083	5,712,290

Shares redeemed	(4,846,477)	(7,432,024)	(56,534,866)	(80,548,968)

Net increase (decrease)	4,635,342	(2,131,398)	$54,283,763	$(22,616,765)

Class 2
Shares sold	1,000,419	2,095,390	$11,655,904	$22,581,072

Share issued in reinvestment of dividends	214,040	115,965	2,498,675	1,284,697

Shares redeemed	(871,616)	(2,363,445)	(10,110,085)	(25,251,716)

Net increase (decrease)	342,843	(152,090)	$4,044,494	$(1,385,947)

Class Z
Shares sold	1,223,975	1,366,377	$14,312,713	$14,759,779

Share issued in reinvestment of dividends	64,293	45,824	753,696	501,842

Shares redeemed	(479,527)	(3,464,375)	(5,608,689)	(37,710,934)

Net increase (decrease)	808,741	(2,052,174)	$9,457,720	$(22,449,313)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce

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NOTES TO FINANCIAL STATEMENTS (continued)

disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk

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NOTES TO FINANCIAL STATEMENTS (continued)

may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$27,901,153	$13,870,708
Net long-term capital gains	3,495,951	– 0	–

Total taxable distributions paid	$31,397,104	$13,870,708

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$3,796,204	(a)
Unrealized appreciation/(depreciation)	43,631,840	(b)

Total accumulated earnings/(deficit)	$47,428,044	(c)

(a)	During the fiscal year, the Fund utilized $11,427,672 of capital loss carry forwards to offset current year net realized gains.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of swaps, the tax deferral of losses on wash sales, and the amortization on callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.56	$ 10.95	$ 10.47	$ 10.83	$ 10.92

Income From Investment Operations

Net investment income(a)(b)	.51	.25	.21	.28	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	.59	.52	(.38)	(.11)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.86	.84	.73	(.10)	.10

Less: Dividends and Distributions

Dividends from net investment income	(.45)	(.23)	(.24)	(.26)	(.19)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.23)	(.25)	(.26)	(.19)

Net asset value, end of period	$ 11.97	$ 11.56	$ 10.95	$ 10.47	$ 10.83

Total Return

Total investment return based on net asset value(d)	7.63%	7.64%	7.00%	(.99)%	.91%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54,687	$31,248	$38,422	$52,116	$27,718

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.78%	.91%	1.25%	1.31%	1.01%

Expenses, before waivers/reimbursements(e)	1.00%	1.18%	1.51%	1.56%	1.34%

Net investment income(b)	4.29%	2.26%	1.93%	2.60%	1.95%

Portfolio turnover rate	62%	48%	40%	36%	42%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.25	$ 10.67	$ 10.24	$ 10.61	$ 10.71

Income From Investment Operations

Net investment income(a)(b)	.44	.18	.13	.19	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.31	.56	.49	(.37)	(.11)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.75	.74	.62	(.18)	.02

Less: Dividends

Dividends from net investment income	(.37)	(.16)	(.19)	(.19)	(.12)

Net asset value, end of period	$ 11.63	$ 11.25	$ 10.67	$ 10.24	$ 10.61

Total Return

Total investment return based on net asset value(d)	6.87%	6.92%	6.18%	(1.77)%	.16%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,915	$3,823	$2,607	$3,391	$3,627

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.53%	1.64%	1.99%	2.03%	1.76%

Expenses, before waivers/reimbursements(e)	1.75%	1.91%	2.26%	2.29%	2.09%

Net investment income(b)	3.79%	1.62%	1.28%	1.77%	1.26%

Portfolio turnover rate	62%	48%	40%	36%	42%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.57	$ 10.96	$ 10.49	$ 10.84	$ 10.93

Income From Investment Operations

Net investment income(a)(b)	.57	.27	.27	.30	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33	.60	.48	(.37)	(.13)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.90	.87	.75	(.07)	.12

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.26)	(.27)	(.28)	(.21)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.48)	(.26)	(.28)	(.28)	(.21)

Net asset value, end of period	$ 11.99	$ 11.57	$ 10.96	$ 10.49	$ 10.84

Total Return

Total investment return based on net asset value(d)	7.98%	7.93%	7.21%	(.68)%	1.15%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$475,604	$135,677	$168,440	$150,011	$107,545

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.53%	.66%	.97%	1.05%	.77%

Expenses, before waivers/reimbursements(e)	.74%	.92%	1.24%	1.31%	1.10%

Net investment income(b)	4.76%	2.44%	2.47%	2.80%	2.31%

Portfolio turnover rate	62%	48%	40%	36%	42%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.57	$ 10.93	$ 10.46	$ 10.82	$ 10.89

Income From Investment Operations

Net investment income(a)(b)	.45	.21	.20	.24	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38	.62	.49	(.37)	(.12)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.83	.83	.69	(.13)	.09

Less: Dividends
Dividends from net investment income	(.40)	(.19)	(.22)	(.23)	(.16)

Net asset value, end of period	$ 12.00	$ 11.57	$ 10.93	$ 10.46	$ 10.82

Total Return

Total investment return based on net asset value(d)	7.44%	7.61	%(f)	6.64%	(1.15)%	.80	%(f)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,369	$3,066	$6,992	$6,354	$5,364

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.04%	1.21%	1.47%	1.54%	1.29%

Expenses, before waivers/reimbursements(e)	1.40%	1.58%	1.83%	1.90%	1.67%

Net investment income(b)	3.74%	1.88%	1.88%	2.24%	2.08%

Portfolio turnover rate	62%	48%	40%	36%	42%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.54	$ 10.92	$ 10.45	$ 10.81	$ 10.89

Income From Investment Operations

Net investment income(a)(b)	.52	.27	.17	.27	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	.58	.54	(.38)	(.11)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.86	.85	.71	(.11)	.10

Less: Dividends and Distributions

Dividends from net investment income	(.44)	(.23)	(.23)	(.25)	(.18)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.23)	(.24)	(.25)	(.18)

Net asset value, end of period	$ 11.96	$ 11.54	$ 10.92	$ 10.45	$ 10.81

Total Return

Total investment return based on net asset value(d)	7.64%	7.74%	6.88%	(1.01)%	.96%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,420	$6,790	$5,051	$12,055	$2,903

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.78%	.89%	1.27%	1.35%	1.01%

Expenses, before waivers/reimbursements(e)	1.09%	1.21%	1.57%	1.65%	1.37%

Net investment income(b)	4.34%	2.40%	1.61%	2.57%	1.95%

Portfolio turnover rate	62%	48%	40%	36%	42%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.44	$ 10.84	$ 10.38	$ 10.74	$ 10.84

Income From Investment Operations

Net investment income(a)(b)	.51	.27	.25	.28	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	.59	.49	(.36)	(.12)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.88	.86	.74	(.08)	.12

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.26)	(.27)	(.28)	(.22)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.48)	(.26)	(.28)	(.28)	(.22)

Net asset value, end of period	$ 11.84	$ 11.44	$ 10.84	$ 10.38	$ 10.74

Total Return

Total investment return based on net asset value(d)	7.88%	7.97%	7.23%	(.73)%	1.15%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,093	$8,297	$9,893	$5,688	$642

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.53%	.65%	.94%	1.11%	.76%

Expenses, before waivers/reimbursements(e)	.74%	.88%	1.18%	1.34%	.99%

Net investment income(b)	4.31%	2.42%	2.40%	2.67%	2.25%

Portfolio turnover rate	62%	48%	40%	36%	42%

See footnote summary on page 100.

96 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.35	$ 10.77	$ 10.33	$ 10.69	$ 10.80

Income From Investment Operations

Net investment income(a)(b)	.52	.26	.24	.28	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	.59	.48	(.36)	(.11)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.86	.85	.72	(.08)	.11

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.27)	(.27)	(.28)	(.22)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.48)	(.27)	(.28)	(.28)	(.22)

Net asset value, end of period	$ 11.73	$ 11.35	$ 10.77	$ 10.33	$ 10.69

Total Return

Total investment return based on net asset value(d)	7.77%	7.84%	7.18%	(.77	)%(f)	1.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$377,333	$312,381	$319,282	$306,620	$274,366

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.63%	.75%	1.07%	1.14%	.86%

Expenses, before waivers/reimbursements(e)	.75%	.88%	1.20%	1.28%	1.04%

Net investment income(b)	4.44%	2.42%	2.31%	2.66%	2.10%

Portfolio turnover rate	62%	48%	40%	36%	42%

See footnote summary on page 100.

abfunds.com	AB BOND INFLATION STRATEGY | 97

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.34	$ 10.76	$ 10.32	$ 10.69	$ 10.79

Income From Investment Operations

Net investment income(a)(b)	.53	.28	.26	.29	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	.58	.48	(.37)	(.11)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.88	.86	.74	(.08)	.13

Less: Dividends and Distributions

Dividends from net investment income	(.49)	(.28)	(.29)	(.29)	(.23)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.49)	(.28)	(.30)	(.29)	(.23)

Net asset value, end of period	$ 11.73	$ 11.34	$ 10.76	$ 10.32	$ 10.69

Total Return

Total investment return based on net asset value(d)	7.98%	7.96%	7.19%	(.77)%	1.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$66,348	$60,289	$58,829	$50,705	$54,118

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.53%	.65%	.96%	1.03%	.76%

Expenses, before waivers/reimbursements(e)	.65%	.78%	1.09%	1.17%	.94%

Net investment income(b)	4.51%	2.53%	2.45%	2.78%	2.24%

Portfolio turnover rate	62%	48%	40%	36%	42%

See footnote summary on page 100.

98 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.38	$ 10.80	$ 10.35	$ 10.72	$ 10.82

Income From Investment Operations

Net investment income(a)(b)	.56	.24	.27	.28	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32	.62	.47	(.36)	(.11)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.88	.86	.74	(.08)	.13

Less: Dividends and Distributions

Dividends from net investment income	(.49)	(.28)	(.28)	(.29)	(.23)

Return of capital	– 0	–	– 0	–	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.49)	(.28)	(.29)	(.29)	(.23)

Net asset value, end of period	$ 11.77	$ 11.38	$ 10.80	$ 10.35	$ 10.72

Total Return

Total investment return based on net asset value(d)	7.94%	7.92%	7.26%	(.77)%	1.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,910	$11,016	$32,606	$26,142	$16,019

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.53%	.67%	.96%	1.06%	.76%

Expenses, before waivers/reimbursements(e)	.65%	.81%	1.10%	1.21%	.94%

Net investment income(b)	4.81%	2.16%	2.50%	2.69%	2.22%

Portfolio turnover rate	62%	48%	40%	36%	42%

See footnote summary on page 100.

abfunds.com	AB BOND INFLATION STRATEGY | 99

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2021	2020	2019	2018	2017

Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.97%	1.01%	1.02%	1.01%	1.07%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.72%	1.77%	1.77%	1.76%	1.82%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.72%	.77%	.77%	.76%	.83%
Class R
Net of waivers/reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers/reimbursements	1.36%	1.37%	1.36%	1.36%	1.38%
Class K
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	1.05%	1.07%	1.04%	1.05%	1.10%
Class I
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.71%	.73%	.73%	.73%	.72%
Class 1
Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.72%	.73%	.73%	.74%	.77%
Class 2
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.62%	.63%	.63%	.64%	.67%
Class Z
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.62%	.63%	.64%	.65%	.68%

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

100 | AB BOND INFLATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Bond Inflation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Bond Inflation Strategy (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2021, and the related statements of operations and cash flows or the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

abfunds.com	AB BOND INFLATION STRATEGY | 101

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2021

102 | AB BOND INFLATION STRATEGY	abfunds.com

2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2021. For foreign shareholders, 100% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designates $3,495,951 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

abfunds.com	AB BOND INFLATION STRATEGY | 103

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1),*

OFFICERS

Michael Canter(2), Vice President Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Multi-Sector Fixed-Income Team. Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

104 | AB BOND INFLATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 45 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

		74	None

abfunds.com	AB BOND INFLATION STRATEGY | 105

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

106 | AB BOND INFLATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

abfunds.com	AB BOND INFLATION STRATEGY | 107

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

108 | AB BOND INFLATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

abfunds.com	AB BOND INFLATION STRATEGY | 109

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

110 | AB BOND INFLATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## ^ 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Weiner is expected to retire on or about December 31, 2021.

abfunds.com	AB BOND INFLATION STRATEGY | 111

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Michael Canter 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Director of Securitized Assets and US Multi-Sector Fixed-Income.

Janaki Rao 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

112 | AB BOND INFLATION STRATEGY	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this

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purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0151-1021

OCT    10.31.21

ANNUAL REPORT

AB HIGH YIELD PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB High Yield Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH YIELD PORTFOLIO | 1

ANNUAL REPORT

December 9, 2021

This report provides management’s discussion of fund performance for the AB High Yield Portfolio for the annual reporting period ended October 31, 2021. Prior to April 30, 2021, the Fund was named AB FlexFeeTM High Yield Portfolio.

From February 26, 2018, through April 29, 2021, the Fund had a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown during this period reflects performance fee adjustments and would have been different if the Fund had been managed under the current advisory fee arrangement. Class A and Class Z shares of the Fund were not in operation during this period. The Fund subsequently changed its fiscal year-end from December 31 to October 31.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	4 Months	6 Months	12 Months

AB HIGH YIELD PORTFOLIO

Class A Shares	0.46%	2.23%	—[1]

Advisor Class Shares[2]	0.54%	2.38%	13.42%

Class Z Shares[2]	0.54%	2.36%	—[1]

Primary Benchmark:[3] Bloomberg US Corporate HY 2% Issuer Capped Index	0.71%	2.36%	10.53%

Markit iBoxx USD Liquid High Yield Index	0.35%	1.70%	9.07%

1	Recommencement of operations: 4/30/2021.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3

Effective April 30, 2021, the broad-based index used for comparison with the Fund’s performance has changed from the Markit iBoxx USD Liquid High Yield Index to the Bloomberg US Corporate HY 2% Issuer Capped Index in connection with the elimination of a performance (fulcrum) fee arrangement for the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the four-, six- and 12-month periods ended October 31, 2021. The table also includes the Markit iBoxx USD Liquid High Yield Index. Class A and Z shares recommenced operations on April 30, 2021; due to limited performance history, there is no discussion of performance for these share classes for the 12-month period.

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Advisor Class shares outperformed the primary benchmark during the 12-month period, before sales charges. Security selection drove outperformance, relative to the benchmark, as gains within energy, finance, basic industry and technology offset a loss in airlines. Industry allocation also contributed due to gains from the use of high-yield credit default swap and euro crossover derivatives, as well as underweights to consumer noncyclical and airlines, which were partially offset by an underweight to energy and exposure to US Treasuries. An overweight on the five-year part of the yield curve detracted. Currency decisions did not have a material impact on performance.

During the six-month period, Class A shares underperformed the benchmark, while Class Z performed in line and Advisor Class outperformed, before sales charges. Yield-curve positioning was a minor detractor. Industry allocation did not impact returns since gains within high-yield credit default swaps and interest rate swaps were offset by an underweight to energy. Security selection contributed the most, primarily within energy, consumer noncyclical and basic industry, offsetting a loss within consumer cyclical. Currency decisions had no material impact on performance.

In the four-month period, all share classes underperformed the benchmark, before sales charges. Yield-curve positioning detracted the most, from an overweight to the five-year part of the curve. An underweight to energy also detracted at the industry allocation level. Currency decisions were a minor detractor. Security selection within energy, electric, basic industry and consumer noncyclical contributed, while selection within consumer cyclical detracted.

During all periods, the Fund utilized derivatives in the form of futures to hedge duration and interest-rate risk, and interest rate swaps to hedge duration risk. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure as well as to hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps were used to create synthetic high-yield exposure.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income market returns were mixed for the 12-month period ended October 31, 2021. Longer-term treasury returns fell in most major developed markets on rising yields—particularly in Australia, Canada, and the UK. Global inflation-linked bonds outperformed US Treasuries. Relatively low interest rates set the stage for the continued outperformance of risk assets, led by the performance of high-yield corporate bonds—particularly in the US, eurozone, and emerging markets. Emerging-market hard-currency sovereign bonds also had strong performance, mostly from the

abfunds.com	AB HIGH YIELD PORTFOLIO | 3

high-yield component. Emerging- and developed-market investment-grade corporate bonds also posted positive performance, with the US outperforming the eurozone. Securitized assets outperformed, especially commercial mortgage-backed securities. Local-currency sovereign bonds trailed, as the US dollar was mixed against emerging-market currencies and fell versus most developed-market currencies except the yen and South Korean won. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-yield strategy with a global, multi-sector approach. The Team invests in corporate bonds from US and non-US issuers, and government bonds from developed and emerging markets, primarily focusing on lower-rated bonds (“junk bonds”), although it may also invest in investment-grade bonds.

INVESTMENT POLICIES

At least 80% of the Fund’s net assets will, under normal circumstances, be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service or BB+ or lower by S&P Global Ratings or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies and securities of emerging-market issuers. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way

(continued on next page)

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to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Corporate HY 2% Issuer Capped Index and the Markit iBoxx USD Liquid High Yield Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. The Markit iBoxx USD Liquid High Yield Index consists of USD high-yield bond issues with more than $400 million outstanding, selected to provide a balanced representation of the broad USD high-yield liquid corporate bond universe. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price

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DISCLOSURES AND RISKS (continued)

volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

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DISCLOSURES AND RISKS (continued)

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Performance information prior to July 26, 2016 shown in this report reflects the historical performance of the AB High-Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”). Upon completion of a reorganization of the Accounting Survivor into the Fund on July 26, 2016 (the “Reorganization”), Class Z shares of the Fund assumed the performance and financial history of the Accounting Survivor. Because the Fund has higher expenses than the Accounting Survivor had, the Accounting Survivor’s performance would have been lower than that shown had it operated with the Fund’s current expense levels. At the time of the Reorganization, the Accounting Survivor and the Fund had substantially similar investment objectives and strategies.

From February 26, 2018 through April 29, 2021, the Fund had a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown during this period reflects

8 | AB HIGH YIELD PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

performance fee adjustments and would have been different if the Fund had been managed under the current advisory fee arrangement. Class A and Class Z shares of the Fund were not in operation during this period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB HIGH YIELD PORTFOLIO | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2011 TO 10/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB High Yield Portfolio Advisor Class shares (from 10/31/2011 to 10/31/2021) as compared to the performance of the Fund’s current and previous benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

10 | AB HIGH YIELD PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			2.05%

Since Recommencement of Operations[2]	2.23%	-2.09%

ADVISOR CLASS SHARES[3]			2.39%

1 Year	13.42%	13.42%

5 Years	6.88%	6.88%

10 Years	7.22%	7.22%

CLASS Z SHARES[3]			2.55%

Since Recommencement of Operations[2]	2.36%	2.36%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.27%, 2.02% and 1.93% for Class A, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.85%, 0.60% and 0.60% for Class A, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before April 30, 2022. Any fees waived and expenses borne by the Adviser through December 31, 2019 under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total other expenses to exceed the expense limitation for Advisor Class shares in effect (1) at the time of the waiver or reimbursement or (2) at the time of recapture. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2021.

2	Recommencement of operations date: 4/30/2021.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB HIGH YIELD PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

Since Recommencement of Operations[1]	-1.95%

ADVISOR CLASS SHARES[2]

1 Year	13.89%

5 Years	6.97%

10 Years	7.81%

CLASS Z SHARES[2]

Since Recommencement of Operations[1]	2.48%

1	Recommencement of operations date: 4/30/2021.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB HIGH YIELD PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 5/1/2021	Ending Account Value 10/31/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,022.30	$4.33	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Advisor Class
Actual	$1,000	$1,023.80	$3.06	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class Z
Actual	$1,000	$1,023.60	$3.06	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB HIGH YIELD PORTFOLIO | 13

PORTFOLIO SUMMARY

October 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $63.8

1

All data are as of October 31, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” represents less than 0.1% weightings in the following security types: Emerging Markets—Treasuries, Rights and Warrants.

14 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2021

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 79.0%
Industrial – 71.0%
Basic – 4.2%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(a)	U.S.$	28	$29,151
Arconic Corp. 6.125%, 02/15/2028(a)		11	11,606
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		150	142,715
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(a)		16	17,390
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(a)		6	6,217
4.875%, 03/01/2031(a)		4	4,169
9.875%, 10/17/2025(a)		118	135,043
Commercial Metals Co. 4.875%, 05/15/2023		50	51,885
5.375%, 07/15/2027		45	47,113
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		29	30,026
Diamond BC BV 4.625%, 10/01/2029(a)		27	27,313
ERP Iron Ore, LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)		5	3,791
FMG Resources (August 2006) Pty Ltd. 4.375%, 04/01/2031(a)		178	180,897
Freeport-McMoRan, Inc. 5.25%, 09/01/2029		104	113,693
5.40%, 11/14/2034		99	120,909
Glatfelter Corp. 4.75%, 11/15/2029(a)		84	85,574
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		10	10,288
Graphic Packaging International LLC 4.75%, 07/15/2027(a)		28	30,307
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)		37	40,089
INEOS Styrolution Group GmbH 2.25%, 01/16/2027(a)	EUR	100	112,503
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	131	128,862
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(f)		39	41,055
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(a)		48	53,608

abfunds.com	AB HIGH YIELD PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Kleopatra Finco SARL 4.25%, 03/01/2026(a)	EUR	100		$110,882
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(g)	U.S.$	60		– 0	–
Mercer International, Inc. 5.125%, 02/01/2029		11		10,936
NOVA Chemicals Corp. 5.25%, 06/01/2027(a)		54		56,706
Olin Corp. 5.625%, 08/01/2029		57		62,332
Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen Group Issuer LLC/Reynolds Gro 4.00%, 10/15/2027(a)		147		143,796
Peabody Energy Corp. 6.00%, 03/31/2022(a)		0	**	243
6.375%, 03/31/2025(a)		30		27,313
8.50% (6.00% Cash and 2.50% PIK), 12/31/2024(a)(f)		42		39,958
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024(a)		46		47,035
Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(a)		21		21,413
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(a)		231		233,491
Sealed Air Corp. 5.25%, 04/01/2023(a)		35		36,567
5.50%, 09/15/2025(a)		33		36,455
SPCM SA 3.375%, 03/15/2030(a)		200		196,620
TPC Group, Inc. 10.50%, 08/01/2024(a)		24		21,746
Unifrax Escrow Issuer Corp. 5.25%, 09/30/2028(a)		20		20,009
7.50%, 09/30/2029(a)		17		16,902
Valvoline, Inc. 4.25%, 02/15/2030(a)		133		134,996
WR Grace Holdings LLC 5.625%, 08/15/2029(a)		48		48,405

				2,690,009

Capital Goods – 5.4%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	120		142,613
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)	U.S.$	200		195,250

16 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)	U.S.$	200	$204,050
5.25%, 08/15/2027(a)		200	199,000
Ball Corp. 2.875%, 08/15/2030		222	213,296
Bombardier, Inc. 6.00%, 02/15/2028(a)		85	85,737
7.50%, 12/01/2024-03/15/2025(a)		151	156,014
7.875%, 04/15/2027(a)		10	10,400
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		73	76,272
5.125%, 07/15/2029(a)		11	11,967
Colfax Corp. 6.375%, 02/15/2026(a)		9	9,383
Crown Cork & Seal Co., Inc. 7.375%, 12/15/2026		20	24,585
Energizer Holdings, Inc. 4.375%, 03/31/2029(a)		74	70,902
EnerSys 4.375%, 12/15/2027(a)		80	84,004
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		162	167,468
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		140	139,396
4.00%, 08/01/2028(a)		120	117,200
Granite US Holdings Corp. 11.00%, 10/01/2027(a)		18	19,722
Griffon Corp. 5.75%, 03/01/2028		3	3,137
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		6	6,069
LSB Industries, Inc. 6.25%, 10/15/2028(a)		44	44,463
Madison IAQ LLC 5.875%, 06/30/2029(a)		37	36,717
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		13	13,244
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	100	119,680
Stevens Holding Co., Inc. 6.125%, 10/01/2026(a)	U.S.$	20	21,614
Tervita Corp. 11.00%, 12/01/2025(a)		105	120,526
TransDigm, Inc. 4.625%, 01/15/2029		16	15,898
4.875%, 05/01/2029		84	84,280

abfunds.com	AB HIGH YIELD PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.25%, 03/15/2026(a)	U.S.$	362	$378,124
6.375%, 06/15/2026		27	27,935
8.00%, 12/15/2025(a)		61	64,882
Triumph Group, Inc. 6.25%, 09/15/2024(a)		23	22,977
7.75%, 08/15/2025		23	23,376
8.875%, 06/01/2024(a)		213	234,709
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	100	116,235
Wesco Distribution, Inc. 7.125%, 06/15/2025(a)	U.S.$	91	96,810
7.25%, 06/15/2028(a)		107	118,130

			3,476,065

Communications - Media – 9.3%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		125	130,407
Altice Financing SA 5.00%, 01/15/2028(a)		378	363,747
AMC Networks, Inc. 4.25%, 02/15/2029		133	131,057
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		8	8,090
Cable One, Inc. 4.00%, 11/15/2030(a)		102	100,270
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/2031-01/15/2034(a)		397	386,546
4.50%, 08/15/2030-06/01/2033(a)		288	292,013
4.75%, 03/01/2030(a)		40	41,345
5.00%, 02/01/2028(a)		193	200,718
5.125%, 05/01/2027(a)		295	306,033
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(a)		197	202,174
CSC Holdings LLC 3.375%, 02/15/2031(a)		208	189,376
4.625%, 12/01/2030(a)		316	289,600
7.50%, 04/01/2028(a)		200	213,664
DISH DBS Corp. 5.125%, 06/01/2029		34	32,744
5.875%, 07/15/2022-11/15/2024		201	209,774
7.75%, 07/01/2026		101	112,421
DISH Network Corp. 3.375%, 08/15/2026(h)		27	27,540
Gray Escrow II, Inc. 5.375%, 11/15/2031(a)		179	181,033
iHeartCommunications, Inc. 5.25%, 08/15/2027(a)		37	37,874

18 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375%, 05/01/2026	U.S.$	5	$5,348
8.375%, 05/01/2027		40	42,868
Lamar Media Corp. 4.875%, 01/15/2029		8	8,393
Liberty Interactive LLC 8.25%, 02/01/2030		279	304,475
Mav Acquisition Corp. 5.75%, 08/01/2028(a)		91	89,403
8.00%, 08/01/2029(a)		60	58,350
Meredith Corp. 6.875%, 02/01/2026		149	154,457
National CineMedia LLC 5.75%, 08/15/2026		21	16,633
5.875%, 04/15/2028(a)		60	55,605
Scripps Escrow II, Inc. 3.875%, 01/15/2029(a)		121	120,907
5.375%, 01/15/2031(a)		18	17,649
Sinclair Television Group, Inc. 4.125%, 12/01/2030(a)		44	41,928
5.125%, 02/15/2027(a)		9	8,677
5.50%, 03/01/2030(a)		153	146,316
Sirius XM Radio, Inc. 3.875%, 09/01/2031(a)		76	73,064
4.00%, 07/15/2028(a)		135	135,909
4.125%, 07/01/2030(a)		111	110,506
5.50%, 07/01/2029(a)		82	88,499
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	100	120,731
TEGNA, Inc. 5.00%, 09/15/2029	U.S.$	177	179,272
Univision Communications, Inc. 4.50%, 05/01/2029(a)		19	19,213
6.625%, 06/01/2027(a)		203	219,697
9.50%, 05/01/2025(a)		10	10,864
Urban One, Inc. 7.375%, 02/01/2028(a)		54	56,713
Virgin Media Secured Finance PLC 5.50%, 05/15/2029(a)		200	210,649
Ziggo BV 5.50%, 01/15/2027(a)		150	154,706

			5,907,258

Communications - Telecommunications – 4.8%
Altice France SA/France 5.125%, 07/15/2029(a)		402	391,225
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		200	206,750

abfunds.com	AB HIGH YIELD PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Embarq Corp. 7.995%, 06/01/2036	U.S.$	185	$204,529
Frontier Communications Holdings LLC 6.75%, 05/01/2029(a)		43	44,548
Hughes Satellite Systems Corp. 6.625%, 08/01/2026		125	141,678
Iliad Holding SAS 7.00%, 10/15/2028(a)		200	206,466
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(d)(i)		158	79,819
8.50%, 10/15/2024(a)(d)(i)		47	24,373
Level 3 Financing, Inc. 3.75%, 07/15/2029(a)		66	62,393
4.25%, 07/01/2028(a)		134	132,693
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)		238	229,918
Series G 6.875%, 01/15/2028		65	72,360
Nexstar Broadcasting, Inc. 5.625%, 07/15/2027(a)		118	124,455
Sprint Capital Corp. 8.75%, 03/15/2032		321	479,146
Sprint Communications, Inc. 6.00%, 11/15/2022		38	39,857
Sprint Corp. 7.875%, 09/15/2023		73	81,039
Switch Ltd. 4.125%, 06/15/2029(a)		87	87,621
Telecom Italia Capital SA 6.375%, 11/15/2033		90	104,301
Telesat Canada/Telesat LLC 6.50%, 10/15/2027(a)		30	24,357
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(a)		200	201,388
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(a)		141	137,768
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 01/15/2027(a)		1	886

			3,077,570

Consumer Cyclical - Automotive – 3.8%
Adient US LLC 9.00%, 04/15/2025(a)		26	27,862
Allison Transmission, Inc. 3.75%, 01/30/2031(a)		112	107,640
5.875%, 06/01/2029(a)		30	32,340
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(a)		103	107,769

20 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.50%, 05/15/2027(a)	U.S.$	59	$62,705
Dana, Inc. 4.25%, 09/01/2030		20	20,234
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		26	27,174
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(b)(c)(d)(g)		32	– 0	–
(First Lien) 11.00%, 10/31/2024(b)(c)(d)(g)		13	– 0	–
Ford Motor Co. 8.50%, 04/21/2023		128	140,262
9.00%, 04/22/2025		36	43,294
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		200	199,381
3.096%, 05/04/2023		221	225,223
3.219%, 01/09/2022		221	221,676
4.00%, 11/13/2030		200	208,821
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029(a)		135	142,386
5.25%, 07/15/2031(a)		36	38,282
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024(a)	EUR	100	123,692
6.875%, 11/15/2026(a)		100	128,875
Mclaren Finance PLC 7.50%, 08/01/2026(a)	U.S.$	200	200,043
Meritor, Inc. 4.50%, 12/15/2028(a)		21	20,990
6.25%, 06/01/2025(a)		8	8,390
PM General Purchaser LLC 9.50%, 10/01/2028(a)		90	93,852
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		12	12,319
Tenneco, Inc. 5.00%, 07/15/2026		25	24,379
5.125%, 04/15/2029(a)		76	75,314
7.875%, 01/15/2029(a)		35	38,267
Titan International, Inc. 7.00%, 04/30/2028(a)		60	61,710

			2,392,880

Consumer Cyclical - Entertainment – 4.5%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		26	26,669
Carnival Corp. 4.00%, 08/01/2028(a)		67	66,749
5.75%, 03/01/2027(a)		195	198,412
9.875%, 08/01/2027(a)		28	32,340

abfunds.com	AB HIGH YIELD PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

10.50%, 02/01/2026(a)	U.S.$	260	$302,120
Cedar Fair LP 5.25%, 07/15/2029		15	15,545
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 5.375%, 06/01/2024		70	70,614
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027		64	65,934
5.50%, 05/01/2025(a)		192	199,677
Cinemark USA, Inc. 5.25%, 07/15/2028(a)		151	147,389
Mattel, Inc. 3.375%, 04/01/2026(a)		78	80,413
3.75%, 04/01/2029(a)		98	101,828
5.875%, 12/15/2027(a)		100	107,704
NCL Corp., Ltd. 3.625%, 12/15/2024(a)		79	74,892
5.875%, 03/15/2026(a)		24	24,098
10.25%, 02/01/2026(a)		107	122,863
Royal Caribbean Cruises Ltd. 5.25%, 11/15/2022		61	62,667
5.50%, 08/31/2026-04/01/2028(a)		222	224,958
10.875%, 06/01/2023(a)		138	153,870
11.50%, 06/01/2025(a)		74	84,082
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		33	35,345
Six Flags Entertainment Corp. 4.875%, 07/31/2024(a)		117	118,420
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		125	132,940
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		167	175,992
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		16	15,516
7.00%, 02/15/2029(a)		79	79,338
13.00%, 05/15/2025(a)		48	55,032
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		29	28,885
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		69	68,627

			2,872,919

Consumer Cyclical - Other – 3.9%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		58	60,651
Beazer Homes USA, Inc. 6.75%, 03/15/2025		28	29,143

22 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Boyd Gaming Corp. 8.625%, 06/01/2025(a)	U.S.$	20	$21,632
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		67	67,199
6.25%, 09/15/2027(a)		151	157,604
Caesars Entertainment, Inc. 4.625%, 10/15/2029(a)		73	73,436
6.25%, 07/01/2025(a)		138	145,261
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		148	153,654
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(a)		26	25,153
Empire Communities Corp. 7.00%, 12/15/2025(a)		61	63,473
Everi Holdings, Inc. 5.00%, 07/15/2029(a)		21	21,506
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		91	94,822
Forestar Group, Inc. 3.85%, 05/15/2026(a)		41	41,014
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		100	97,643
4.875%, 01/15/2030		17	18,157
5.375%, 05/01/2025(a)		40	41,737
5.75%, 05/01/2028(a)		11	11,819
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		37	36,884
5.00%, 06/01/2029(a)		52	53,067
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125%, 12/01/2024		28	28,957
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		40	41,980
Mattamy Group Corp. 4.625%, 03/01/2030(a)		58	58,868
MGM Resorts International 6.00%, 03/15/2023		33	34,875
7.75%, 03/15/2022		16	16,376
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(a)		46	46,862
5.875%, 09/01/2031(a)		46	46,921
Scientific Games International, Inc. 7.00%, 05/15/2028(a)		9	9,722

abfunds.com	AB HIGH YIELD PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 4.75%, 04/01/2029(a)	U.S.$	20	$20,186
Standard Industries, Inc./NJ 3.375%, 01/15/2031(a)		250	231,996
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		16	15,872
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		54	60,614
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(a)		17	18,703
5.875%, 04/15/2023(a)		8	8,340
Travel + Leisure Co. 4.625%, 03/01/2030(a)		12	12,442
6.625%, 07/31/2026(a)		233	260,115
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		4	4,052
5.50%, 03/01/2025(a)		236	240,100
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		86	86,473
7.75%, 04/15/2025(a)		48	50,573

			2,507,882

Consumer Cyclical - Restaurants – 0.9%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		146	141,477
4.00%, 10/15/2030(a)		173	167,827
5.75%, 04/15/2025(a)		66	68,823
IRB Holding Corp. 6.75%, 02/15/2026(a)		12	12,281
7.00%, 06/15/2025(a)		5	5,297
Papa John’s International, Inc. 3.875%, 09/15/2029(a)		54	52,793
Yum! Brands, Inc. 4.625%, 01/31/2032		140	145,978

			594,476

Consumer Cyclical - Retailers – 3.7%
Arko Corp. 5.125%, 11/15/2029(a)		99	96,529
Bath & Body Works, Inc. 5.25%, 02/01/2028		20	21,580
6.625%, 10/01/2030(a)		185	207,018
6.75%, 07/01/2036		48	57,652
6.875%, 11/01/2035		128	155,476

24 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.50%, 06/15/2029	U.S.$	17	$19,208
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(f)		28	26,843
Dufry One BV 2.50%, 10/15/2024(a)	EUR	103	117,329
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)	U.S.$	29	28,080
Gap, Inc. (The) 3.625%, 10/01/2029(a)		49	48,057
3.875%, 10/01/2031(a)		33	32,375
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		13	13,001
Hanesbrands, Inc. 4.625%, 05/15/2024(a)		191	199,693
5.375%, 05/15/2025(a)		25	26,038
LBM Acquisition LLC 6.25%, 01/15/2029(a)		14	13,589
Levi Strauss & Co. 3.50%, 03/01/2031(a)		139	140,781
Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)		62	62,671
7.875%, 05/01/2029(a)		58	58,763
Murphy Oil USA, Inc. 3.75%, 02/15/2031(a)		125	123,171
5.625%, 05/01/2027		2	2,431
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)		27	28,353
Party City Holdings, Inc. 8.75%, 02/15/2026(a)		20	20,504
Rite Aid Corp. 7.50%, 07/01/2025(a)		22	22,110
8.00%, 11/15/2026(a)		263	265,499
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		84	87,477
SRS Distribution, Inc. 6.125%, 07/01/2029(a)		19	19,544
Staples, Inc. 7.50%, 04/15/2026(a)		112	113,426
10.75%, 04/15/2027(a)		61	58,231
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		33	35,929
White Cap Buyer LLC 6.875%, 10/15/2028(a)		19	19,643

abfunds.com	AB HIGH YIELD PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

William Carter Co. (The) 5.50%, 05/15/2025(a)	U.S.$	25	$26,159
5.625%, 03/15/2027(a)		119	123,461
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		73	72,055

			2,342,676

Consumer Non-Cyclical – 9.8%
AdaptHealth LLC 4.625%, 08/01/2029(a)		121	119,840
AHP Health Partners, Inc. 5.75%, 07/15/2029(a)		53	53,238
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		326	321,283
4.875%, 02/15/2030(a)		100	107,173
5.75%, 03/15/2025		11	11,158
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		59	62,783
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		196	201,827
5.75%, 08/15/2027(a)		85	89,027
6.125%, 04/15/2025(a)		36	36,692
9.00%, 12/15/2025(a)		103	108,096
Catalent Pharma Solutions, Inc. 3.125%, 02/15/2029(a)		50	48,804
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		78	82,614
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		42	42,422
4.00%, 03/15/2031(a)		151	156,258
Chobani LLC/Chobani Finance Corp., Inc. 4.625%, 11/15/2028(a)		24	24,618
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)		20	20,001
5.625%, 03/15/2027(a)		17	17,794
6.00%, 01/15/2029(a)		14	14,806
6.625%, 02/15/2025(a)		52	54,280
6.875%, 04/01/2028-04/15/2029(a)		264	259,336
DaVita, Inc. 3.75%, 02/15/2031(a)		155	146,925
4.625%, 06/01/2030(a)		132	132,754
Elanco Animal Health, Inc. 5.90%, 08/28/2028		120	140,174
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		122	117,685
Encompass Health Corp. 5.75%, 09/15/2025		30	30,733

26 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Endo Luxembourg Finance Co. I SARL/Endo US, Inc. 6.125%, 04/01/2029(a)	U.S.$	48	$47,323
Grifols Escrow Issuer SA 4.75%, 10/15/2028(a)		200	203,209
Horizon Therapeutics USA, Inc. 5.50%, 08/01/2027(a)		200	211,645
IQVIA, Inc. 2.25%, 03/15/2029(a)	EUR	100	114,495
5.00%, 05/15/2027(a)	U.S.$	207	214,592
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)		143	137,606
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(a)		99	99,116
4.375%, 01/31/2032(a)		46	46,062
4.875%, 05/15/2028(a)		80	85,870
Legacy LifePoint Health LLC 6.75%, 04/15/2025(a)		20	21,000
LifePoint Health, Inc. 5.375%, 01/15/2029(a)		217	212,788
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)(d)(i)		10	4,716
MEDNAX, Inc. 6.25%, 01/15/2027(a)		119	124,914
ModivCare Escrow Issuer, Inc. 5.00%, 10/01/2029(a)		35	35,598
ModivCare, Inc. 5.875%, 11/15/2025(a)		24	25,218
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)		164	163,212
5.25%, 10/01/2029(a)		288	292,719
Newell Brands, Inc. 4.35%, 04/01/2023		25	26,052
4.70%, 04/01/2026		94	102,968
4.875%, 06/01/2025		12	13,139
Nidda Healthcare Holding GmbH 3.50%, 09/30/2024(a)	EUR	100	113,804
Option Care Health, Inc. 4.375%, 10/31/2029(a)	U.S.$	120	121,177
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		40	40,354
Paysafe Finance PLC/Paysafe Holdings US Corp. 4.00%, 06/15/2029(a)		67	63,818

abfunds.com	AB HIGH YIELD PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Performance Food Group, Inc. 4.25%, 08/01/2029(a)	U.S.$	75	$75,103
Post Holdings, Inc. 4.50%, 09/15/2031(a)		40	39,260
4.625%, 04/15/2030(a)		58	58,348
5.50%, 12/15/2029(a)		100	106,353
5.625%, 01/15/2028(a)		54	56,342
5.75%, 03/01/2027(a)		90	93,389
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)		32	31,730
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		6	6,362
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		24	25,325
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		20	20,013
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		77	75,615
5.75%, 07/15/2025		3	3,076
Tempur Sealy International, Inc. 3.875%, 10/15/2031(a)		104	103,077
Tenet Healthcare Corp. 6.125%, 10/01/2028(a)		17	17,853
6.25%, 02/01/2027(a)		58	60,239
7.50%, 04/01/2025(a)		158	167,652
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		73	72,951
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		23	23,858
US Foods, Inc. 4.75%, 02/15/2029(a)		60	60,731
6.25%, 04/15/2025(a)		107	112,304
US Renal Care, Inc. 10.625%, 07/15/2027(a)		104	108,135
Vizient, Inc. 6.25%, 05/15/2027(a)		10	10,464

			6,249,896

Energy – 9.8%
Antero Resources Corp. 5.00%, 03/01/2025		30	30,538
7.625%, 02/01/2029(a)		6	6,647
Apache Corp. 4.375%, 10/15/2028		93	99,914
4.625%, 11/15/2025		8	8,616
4.875%, 11/15/2027		14	15,230

28 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Athabasca Oil Corp. 9.75%, 11/01/2026(g)	U.S.$	85	$85,633
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		127	128,776
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/2026(a)		14	14,497
7.625%, 12/15/2025(a)		201	216,066
Bonanza Creek Energy, Inc. 5.00%, 10/15/2026(a)		119	120,195
7.50%, 04/30/2026		6	5,684
Callon Petroleum Co. 8.00%, 08/01/2028(a)		124	124,934
8.25%, 07/15/2025		8	7,921
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		72	73,530
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		16	16,481
7.00%, 06/15/2025(a)		50	51,487
CNX Resources Corp. 6.00%, 01/15/2029(a)		29	30,602
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		105	112,847
DCP Midstream Operating LP 4.95%, 04/01/2022		35	35,179
Diamond Foreign Asset Co./Diamond Finance LLC 9.00% (9.00% Cash or 13.00% PIK), 04/22/2027(a)(f)		4	4,403
9.00% (9.00% Cash or 13.00% PIK), 04/22/2027(f)		4	3,800
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		122	127,528
EnLink Midstream LLC 5.625%, 01/15/2028(a)		60	63,653
EnLink Midstream Partners LP 4.15%, 06/01/2025		119	123,534
4.40%, 04/01/2024		47	49,116
4.85%, 07/15/2026		107	111,069
5.60%, 04/01/2044		14	13,750
Series C 6.00%, 12/15/2022(j)		102	81,603
EQM Midstream Partners LP 4.50%, 01/15/2029(a)		57	58,633
4.75%, 01/15/2031(a)		106	109,755
5.50%, 07/15/2028		53	58,410

abfunds.com	AB HIGH YIELD PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024	U.S.$	45		$44,778
6.25%, 05/15/2026		21		20,335
6.50%, 10/01/2025		35		34,482
7.75%, 02/01/2028		62		61,343
8.00%, 01/15/2027		141		141,713
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		96		99,450
7.00%, 08/01/2027		26		27,084
Gulfport Energy Corp. 6.00%, 10/15/2024(d)		128		7,040
6.375%, 05/15/2025-01/15/2026(d)		54		2,970
6.625%, 05/01/2023(d)		4		220
Gulfport Energy Operating Corp. 8.00%, 05/17/2026(a)		55		60,849
Harbour Energy PLC 5.50%, 10/15/2026(a)		200		201,163
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		82		82,044
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/2025(a)		0	**	447
5.75%, 02/01/2029(a)		12		12,227
6.00%, 02/01/2031(a)		213		218,740
Independence Energy Finance LLC 7.25%, 05/01/2026(a)		95		98,896
ITT Holdings LLC 6.50%, 08/01/2029(a)		179		179,451
Moss Creek Resources Holdings, Inc. 10.50%, 05/15/2027(a)		48		47,627
Murphy Oil Corp. 6.375%, 07/15/2028-12/01/2042		111		116,407
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		36		35,110
7.50%, 01/15/2028(a)		37		35,462
Nabors Industries, Inc. 5.75%, 02/01/2025		30		28,519
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		126		122,779
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		86		87,310
7.50%, 11/01/2023		86		82,965
Occidental Petroleum Corp. 3.40%, 04/15/2026		8		8,154
3.50%, 06/15/2025		23		23,757
5.50%, 12/01/2025		28		30,785

30 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

5.55%, 03/15/2026	U.S.$	272		$300,280
6.125%, 01/01/2031		93		111,259
6.20%, 03/15/2040		69		83,486
8.50%, 07/15/2027		42		52,509
8.875%, 07/15/2030		42		56,959
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 02/15/2028		9		6,541
9.25%, 05/15/2025(a)		80		77,625
PDC Energy, Inc. 5.75%, 05/15/2026		69		70,964
Range Resources Corp. 5.00%, 03/15/2023		24		24,667
8.25%, 01/15/2029(a)		55		61,909
Renewable Energy Group, Inc. 5.875%, 06/01/2028(a)		41		43,114
SM Energy Co. 5.625%, 06/01/2025		34		34,102
6.50%, 07/15/2028		19		19,948
Southwestern Energy Co. 5.375%, 02/01/2029(a)		55		57,906
6.45%, 01/23/2025		124		135,128
8.375%, 09/15/2028		22		24,540
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		88		88,587
Sunnova Energy Corp. 5.875%, 09/01/2026(a)		40		40,829
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		16		16,919
Talos Production, Inc. 12.00%, 01/15/2026		74		80,393
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032(a)		175		180,515
Transocean Guardian Ltd. 5.875%, 01/15/2024(a)		149		146,994
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		26		25,954
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		50		49,996
Transocean, Inc. 6.80%, 03/15/2038		0	**	100
7.50%, 01/15/2026(a)		18		14,510
8.00%, 02/01/2027(a)		89		68,047
11.50%, 01/30/2027(a)		32		32,992
Vantage Drilling International 7.50%, 11/01/2019(b)(c)(d)(e)		46		– 0	–

abfunds.com	AB HIGH YIELD PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031(a)	U.S.$	101	$104,619
W&T Offshore, Inc. 9.75%, 11/01/2023(a)		57	55,483
Weatherford International Ltd. 11.00%, 12/01/2024(a)		2	2,085
Western Midstream Operating LP 3.95%, 06/01/2025		33	34,771
4.65%, 07/01/2026		41	44,414
4.75%, 08/15/2028		12	13,201
5.30%, 02/01/2030		49	53,705
5.45%, 04/01/2044		26	30,534
6.50%, 02/01/2050		84	100,550

			6,248,273

Other Industrial – 1.0%
Avient Corp. 5.75%, 05/15/2025(a)		103	107,995
Belden, Inc. 3.875%, 03/15/2028(a)	EUR	100	119,773
H&E Equipment Services, Inc. 3.875%, 12/15/2028(a)	U.S.$	33	32,876
IAA, Inc. 5.50%, 06/15/2027(a)		62	64,567
Interface, Inc. 5.50%, 12/01/2028(a)		53	55,304
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)		228	229,072
Univar Solutions USA, Inc./Washington 5.125%, 12/01/2027(a)		17	17,799

			627,386

Services – 4.9%
ADT Security Corp. (The) 4.125%, 08/01/2029(a)		52	51,273
4.875%, 07/15/2032(a)		139	138,915
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		77	80,981
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625%, 06/01/2028(a)		200	198,750
4.875%, 06/01/2028(a)	GBP	100	133,343
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	96	93,923
Aptim Corp. 7.75%, 06/15/2025(a)		85	68,897

32 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

APX Group, Inc. 5.75%, 07/15/2029(a)	U.S.$	199	$197,257
Aramark Services, Inc. 6.375%, 05/01/2025(a)		95	99,998
Cars.com, Inc. 6.375%, 11/01/2028(a)		115	120,219
eDreams ODIGEO SA 5.50%, 09/01/2023(a)	EUR	102	117,226
Garda World Security Corp. 4.625%, 02/15/2027(a)	U.S.$	115	114,152
9.50%, 11/01/2027(a)		28	30,214
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		134	136,212
Monitronics International, Inc. 0.00%, 04/01/2020(b)(c)(d)(e)		14	– 0	–
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		312	284,608
Nielsen Finance LLC/Nielsen Finance Co. 5.875%, 10/01/2030(a)		95	99,680
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		105	100,631
5.25%, 04/15/2024(a)		55	58,515
5.75%, 04/15/2026(a)		130	139,031
6.25%, 01/15/2028(a)		102	104,568
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/2025(a)		12	12,240
Sabre GLBL, Inc. 7.375%, 09/01/2025(a)		59	62,819
9.25%, 04/15/2025(a)		65	75,114
Service Corp. International/US 3.375%, 08/15/2030		94	92,564
Square, Inc. 2.75%, 06/01/2026(a)		111	112,308
3.50%, 06/01/2031(a)		108	110,745
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		120	127,283
Verscend Escrow Corp. 9.75%, 08/15/2026(a)		137	145,157
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		17	17,595

			3,124,218

Technology – 3.2%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)		37	38,068

abfunds.com	AB HIGH YIELD PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ascend Learning LLC 6.875%, 08/01/2025(a)	U.S.$	19	$19,336
Austin BidCo, Inc. 7.125%, 12/15/2028(a)		37	38,205
Boxer Parent Co., Inc. 7.125%, 10/02/2025(a)		25	26,523
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(a)		31	30,860
CommScope, Inc. 4.75%, 09/01/2029(a)		92	90,239
6.00%, 03/01/2026(a)		56	58,004
8.25%, 03/01/2027(a)		29	29,554
Elastic NV 4.125%, 07/15/2029(a)		17	16,909
Imola Merger Corp. 4.75%, 05/15/2029(a)		40	41,105
LogMeIn, Inc. 5.50%, 09/01/2027(a)		24	24,038
Microchip Technology, Inc. 4.25%, 09/01/2025		200	207,955
NCR Corp. 5.00%, 10/01/2028(a)		86	87,579
5.125%, 04/15/2029(a)		101	103,313
5.75%, 09/01/2027(a)		24	25,220
6.125%, 09/01/2029(a)		56	60,194
Pitney Bowes, Inc. 6.875%, 03/15/2027(a)		40	41,575
Playtika Holding Corp. 4.25%, 03/15/2029(a)		83	83,148
Presidio Holdings, Inc. 8.25%, 02/01/2028(a)		5	5,324
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		226	215,353
Science Applications International Corp. 4.875%, 04/01/2028(a)		15	15,468
Seagate HDD Cayman 4.091%, 06/01/2029		156	161,293
Sensata Technologies, Inc. 3.75%, 02/15/2031(a)		217	214,615
TTM Technologies, Inc. 4.00%, 03/01/2029(a)		40	39,620
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		305	316,134
Xerox Corp. 4.375%, 03/15/2023		18	18,587

			2,008,219

34 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.7%
Air Canada 3.875%, 08/15/2026(a)	U.S.$	25	$25,329
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		60	62,920
5.75%, 04/20/2029(a)		52	55,970
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		175	184,020
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		73	81,869
United Airlines, Inc. 4.625%, 04/15/2029(a)		59	60,843

			470,951

Transportation - Services – 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, 03/01/2029(a)		26	27,442
5.75%, 07/15/2027(a)		22	22,998
BCP V Modular Services 6.75%, 11/30/2029	EUR	113	127,888
EC Finance PLC 3.00%, 10/15/2026		111	129,750
Herc Holdings, Inc. 5.50%, 07/15/2027(a)	U.S.$	34	35,481
Modulaire Global Finance PLC 6.50%, 02/15/2023(a)	EUR	100	117,461
United Rentals North America, Inc. 3.875%, 02/15/2031	U.S.$	205	206,420
5.50%, 05/15/2027		25	26,199
XPO Logistics, Inc. 6.25%, 05/01/2025(a)		25	26,339

			719,978

			45,310,656

Financial Institutions – 6.4%
Banking – 0.7%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		103	105,407
7.00%, 01/15/2026(a)		22	23,430
Ally Financial, Inc. Series B 4.70%, 05/15/2026(j)		164	170,084
Series C 4.70%, 05/15/2028(j)		28	28,490

abfunds.com	AB HIGH YIELD PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Discover Financial Services Series D 6.125%, 06/23/2025(j)	U.S.$	93	$103,838
Societe Generale SA 8.00%, 09/29/2025(a)(j)		3	3,500

			434,749

Brokerage – 0.4%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		57	63,321
Lehman Brothers Holdings, Inc. 5.625%, 01/24/2013(d)(e)		423	2,329
LPL Holdings, Inc. 4.00%, 03/15/2029(a)		60	61,356
NFP Corp. 4.875%, 08/15/2028(a)		95	96,453
6.875%, 08/15/2028(a)		35	35,590

			259,049

Finance – 2.1%
Air Lease Corp. Series B 4.65%, 06/15/2026(j)		50	51,901
Aircastle Ltd. 5.25%, 06/15/2026(a)(j)		31	31,809
Armor Holdco, Inc. 8.50%, 11/15/2029		151	151,000
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		98	97,747
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		32	30,502
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		36	37,432
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		164	166,654
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(a)		144	148,109
goeasy Ltd. 4.375%, 05/01/2026(a)		23	23,653
5.375%, 12/01/2024(a)		7	7,198
HighTower Holding, LLC 6.75%, 04/15/2029(a)		11	11,250
Navient Corp. 5.50%, 01/25/2023		87	90,879
5.625%, 08/01/2033		31	29,454
6.125%, 03/25/2024		115	123,055
6.50%, 06/15/2022		84	86,360
7.25%, 09/25/2023		59	64,193

36 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

OneMain Finance Corp. 8.875%, 06/01/2025	U.S.$	37	$40,018
SLM Corp. 4.20%, 10/29/2025		102	107,863
5.125%, 04/05/2022		21	20,818

			1,319,895

Insurance – 0.4%
Acrisure LLC/Acrisure Finance, Inc. 6.00%, 08/01/2029(a)		19	18,692
10.125%, 08/01/2026(a)		40	44,509
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(a)		135	139,663
AmWINS Group, Inc. 4.875%, 06/30/2029(a)		39	38,881
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		42	41,812
USI, Inc./NY 6.875%, 05/01/2025(a)		7	7,098

			290,655

Other Finance – 0.2%
Intrum AB 3.50%, 07/15/2026(a)	EUR	100	115,336

REITs – 2.6%
ADLER Group SA 2.75%, 11/13/2026(a)		100	103,579
Aedas Homes Opco SLU 4.00%, 08/15/2026		111	130,578
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	90	87,822
5.75%, 05/15/2026(a)		105	108,586
Diversified Healthcare Trust 4.75%, 02/15/2028		189	188,438
9.75%, 06/15/2025		90	97,765
Hospitality Properties Trust 4.50%, 06/15/2023		25	25,559
Iron Mountain, Inc. 4.50%, 02/15/2031(a)		130	131,095
4.875%, 09/15/2029(a)		69	71,335
5.25%, 07/15/2030(a)		25	26,132
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 05/01/2024		93	100,928
5.75%, 02/01/2027		59	67,359

abfunds.com	AB HIGH YIELD PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/2029(a)	U.S.$	67		$68,017
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, 06/01/2023(a)		27		27,883
9.375%, 04/01/2027(a)		167		182,667
Service Properties Trust 7.50%, 09/15/2025		247		273,174

				1,690,917

				4,110,601

Utility – 1.6%
Electric – 1.6%
Calpine Corp. 3.75%, 03/01/2031(a)		197		189,056
4.50%, 02/15/2028(a)		141		142,798
5.125%, 03/15/2028(a)		133		132,668
Talen Energy Supply LLC 4.60%, 12/15/2021		0	**	205
6.50%, 06/01/2025		132		80,404
7.25%, 05/15/2027(a)		44		42,140
10.50%, 01/15/2026(a)		139		92,022
Vistra Corp. 8.00%, 10/15/2026(a)(j)		59		61,932
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)		148		146,124
5.00%, 07/31/2027(a)		31		31,741
5.50%, 09/01/2026(a)		78		80,297

				999,387

Total Corporates - Non-Investment Grade (cost $49,532,237)				50,420,644

CORPORATES - INVESTMENT GRADE – 10.2%
Industrial – 6.6%
Basic – 0.8%
ArcelorMittal SA 4.25%, 07/16/2029		25		27,383
7.00%, 10/15/2039		71		99,312
Arconic Corp. 6.00%, 05/15/2025(a)		20		21,001
CF Industries, Inc. 3.45%, 06/01/2023		44		45,630
4.95%, 06/01/2043		44		53,673
5.15%, 03/15/2034		23		27,993
5.375%, 03/15/2044		73		93,363

38 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Glencore Finance Canada Ltd. 6.00%, 11/15/2041(a)	U.S.$	5	$6,176
INEOS Finance PLC 2.875%, 05/01/2026(a)	EUR	120	140,018

			514,549

Capital Goods – 0.1%
General Electric Co. Series D 3.446% (LIBOR 3 Month + 3.33%), 12/15/2021(j)(k)	U.S.$	40	39,117
Howmet Aerospace, Inc. 5.90%, 02/01/2027		4	4,581

			43,698

Communications - Media – 0.8%
Netflix, Inc. 3.625%, 05/15/2027	EUR	124	164,846
4.375%, 11/15/2026	U.S.$	25	27,832
4.625%, 05/15/2029	EUR	113	163,953
4.875%, 04/15/2028	U.S.$	100	114,648

			471,279

Communications - Telecommunications – 1.1%
Hughes Satellite Systems Corp. 5.25%, 08/01/2026		21	23,438
Qwest Corp. 6.75%, 12/01/2021		78	78,717
7.25%, 09/15/2025		55	65,520
T-Mobile USA, Inc. 2.625%, 02/15/2029		80	79,271
2.875%, 02/15/2031		155	154,345
3.375%, 04/15/2029(a)		47	48,320
3.50%, 04/15/2031		126	130,622
4.75%, 02/01/2028		126	132,993

			713,226

Consumer Cyclical - Automotive – 0.4%
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		200	216,543

Consumer Cyclical - Other – 0.4%
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		16	18,137
MDC Holdings, Inc. 6.00%, 01/15/2043		87	109,988
PulteGroup, Inc. 6.00%, 02/15/2035		26	33,923

abfunds.com	AB HIGH YIELD PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Toll Brothers Finance Corp. 4.875%, 03/15/2027	U.S.$	93	$103,179

			265,227

Consumer Non-Cyclical – 1.2%
HCA, Inc. 5.375%, 09/01/2026		33	37,573
5.625%, 09/01/2028		35	41,161
5.875%, 02/15/2026		54	61,504
Kraft Heinz Foods Co. 3.00%, 06/01/2026		185	192,980
4.25%, 03/01/2031		84	94,708
4.375%, 06/01/2046		93	108,546
Pilgrim’s Pride Corp. 3.50%, 03/01/2032(a)		105	105,696
5.875%, 09/30/2027(a)		136	143,340

			785,508

Energy – 0.6%
Cenovus Energy, Inc. 4.25%, 04/15/2027		15	16,475
5.40%, 06/15/2047		2	2,507
6.75%, 11/15/2039		1	1,999
Continental Resources, Inc./OK 4.90%, 06/01/2044		16	18,186
5.75%, 01/15/2031(a)		28	33,542
Enable Midstream Partners LP 4.40%, 03/15/2027		105	114,792
4.95%, 05/15/2028		20	22,367
Hess Corp. 7.30%, 08/15/2031		36	48,458
Marathon Oil Corp. 6.80%, 03/15/2032		34	44,375
Ovintiv Exploration, Inc. 5.625%, 07/01/2024		79	86,933
QEP Resources, Inc. 5.375%, 10/01/2022		1	529

			390,163

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(a)		5	5,711

Technology – 0.6%
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		125	128,885
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(a)		18	18,321

40 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MSCI, Inc. 4.00%, 11/15/2029(a)	U.S.$	149	$155,735
Nokia Oyj 3.375%, 06/12/2022		16	16,228
6.625%, 05/15/2039		64	85,912

			405,081

Transportation - Airlines – 0.6%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		60	70,195
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		45	49,893
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		234	254,544

			374,632

			4,185,617

Financial Institutions – 3.6%
Banking – 1.0%
Barclays Bank PLC 6.86%, 06/15/2032(a)(j)		15	19,698
CIT Group, Inc. 3.929%, 06/19/2024		37	38,502
Citigroup, Inc. Series T 6.25%, 08/15/2026(j)		38	43,874
Series U 5.00%, 09/12/2024(j)		70	72,355
Series V 4.70%, 01/30/2025(j)		41	41,772
Series W 4.00%, 12/10/2025(j)		18	18,351
Series Y 4.15%, 11/15/2026(j)		46	46,339
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/2022(j)		128	127,771
JPMorgan Chase & Co. Series FF 5.00%, 08/01/2024(j)		80	82,882
Series HH 4.60%, 02/01/2025(j)		49	50,057
Lloyds Banking Group PLC 6.00%, 06/07/2032(j)	GBP	8	10,360

abfunds.com	AB HIGH YIELD PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. Series BB 3.90%, 03/15/2026(j)	U.S.$	111	$113,130

			665,091

Brokerage – 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(j)		58	63,846

Finance – 0.5%
Aircastle Ltd. 2.85%, 01/26/2028(a)		2	2,015
5.25%, 08/11/2025(a)		148	163,955
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		2	1,977
3.50%, 11/01/2027(a)		18	18,776
4.125%, 08/01/2025(a)		16	17,089
4.375%, 01/30/2024(a)		36	38,212
4.875%, 10/01/2025(a)		6	6,561
5.50%, 12/15/2024(a)		41	45,552

			294,137

Insurance – 1.2%
ACE Capital Trust II 9.70%, 04/01/2030		20	29,879
Centene Corp. 2.50%, 03/01/2031		453	441,365
2.625%, 08/01/2031		43	42,346
3.00%, 10/15/2030		100	101,617
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		61	85,897
Prudential Financial, Inc. 5.20%, 03/15/2044		20	21,318
5.625%, 06/15/2043		50	52,541

			774,963

REITs – 0.8%
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029		70	74,123
5.00%, 10/15/2027		122	128,398
5.25%, 08/01/2026		40	40,864
Office Properties Income Trust 3.45%, 10/15/2031		104	101,556
4.50%, 02/01/2025		27	28,721

42 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Vornado Realty LP 3.40%, 06/01/2031	U.S.$	126		$129,230

				502,892

				2,300,929

Total Corporates - Investment Grade (cost $6,111,842)				6,486,546

BANK LOANS – 4.2%
Industrial – 3.8%
Basic – 0.0%
Nouryon Finance B.V. 2.839% (LIBOR 1 Month + 2.75%), 10/01/2025(l)		8		7,894

Capital Goods – 0.3%
ACProducts Holdings, Inc. 4.750% (LIBOR 3 Month + 4.25%), 05/17/2028(l)		99		98,444
Apex Tool Group, LLC 6.500% (LIBOR 1 Month + 5.25%), 08/01/2024(l)		56		56,133
Granite US Holdings Corporation 4.132% (LIBOR 3 Month + 4.00%), 09/30/2026(b)(l)		55		54,757
The Chamberlain Group, LLC. 10/22/2028(m)		20		19,959

				229,293

Communications - Media – 0.2%
Advantage Sales & Marketing, Inc. 6.000% (LIBOR 3 Month + 5.25%), 10/28/2027(l)		38		37,919
Clear Channel Outdoor Holdings, Inc. 3.601% (LIBOR 2 Month + 3.50%), 08/21/2026(l)		0	**	30
3.629% (LIBOR 3 Month + 3.50%), 08/21/2026(l)		12		11,534
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.087% (LIBOR 1 Month + 3.00%), 05/01/2026(l)		18		17,606
Univision Communications, Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(l)		52		52,034

				119,123

abfunds.com	AB HIGH YIELD PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.6%
Crown Subsea Communications Holding, Inc. 5.750% (LIBOR 1 Month + 5.00%), 04/27/2027(l)	U.S.$	56	$56,493
DIRECTV Financing, LLC 5.750% (LIBOR 3 Month + 5.00%), 08/02/2027(l)		60	60,029
Intrado Corporation 5.000% (LIBOR 3 Month + 4.00%), 10/10/2024(l)		26	25,221
Proofpoint, Inc. 6.750% (LIBOR 3 Month + 6.25%), 08/31/2029(b)(l)		120	122,400
Zacapa SARL 4.632% (LIBOR 3 Month + 4.50%), 07/02/2025(l)		99	99,103

			363,246

Consumer Cyclical - Automotive – 0.1%
Clarios Global LP 3.337% (LIBOR 1 Month + 3.25%), 04/30/2026(l)		42	41,978

Consumer Cyclical - Entertainment – 0.2%
Seaworld Parks & Entertainment, Inc. 3.500% (LIBOR 1 Month + 3.00%), 08/25/2028(l)		117	116,664

Consumer Cyclical - Other – 0.2%
Caesars Resort Collection, LLC 2.837% (LIBOR 1 Month + 2.75%), 12/23/2024(l)		37	37,179
Flutter Entertainment PLC 2.382% (LIBOR 3 Month + 2.25%), 07/21/2026(l)		4	4,088
Golden Nugget Online Gaming, Inc. 13.000% (LIBOR 3 Month + 12.00%), 10/04/2023(b)(l)		1	812
Scientific Games International, Inc. 2.837% (LIBOR 1 Month + 2.75%), 08/14/2024(l)		78	77,616

			119,695

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. 3.750% (LIBOR 3 Month + 2.75%), 02/05/2025(l)		6	6,014

44 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Great Outdoors Group, LLC 5.000% (LIBOR 3 Month + 4.25%), 03/06/2028(l)	U.S.$	17	$16,804
PetSmart LLC 4.500% (LIBOR 3 Month + 3.75%), 02/11/2028(l)		80	79,829

			96,633

Consumer Non-Cyclical – 0.5%
Envision Healthcare Corporation 3.837% (LIBOR 1 Month + 3.75%), 10/10/2025(l)		28	22,935
Gainwell Acquisition Corp. 4.750% (LIBOR 3 Month + 4.00%), 10/01/2027(l)		40	39,767
Global Medical Response, Inc. 5.250% (LIBOR 3 Month + 4.25%), 03/14/2025(l)		16	15,604
Kronos Acquisition Holdings, Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(l)		40	38,474
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.837% (LIBOR 1 Month + 3.75%), 11/16/2025(l)		27	27,254
Padagis LLC 5.250% (LIBOR 3 Month + 4.75%), 07/06/2028(b)(l)		30	30,037
U.S. Renal Care, Inc. 5.125% (LIBOR 1 Month + 5.00%), 06/26/2026(l)		59	58,374
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 6.250% (LIBOR 3 Month + 5.50%), 12/15/2027(l)		89	89,548

			321,993

Energy – 0.1%
CITGO Petroleum Corporation 7.250% (LIBOR 3 Month + 6.25%), 03/28/2024(l)		35	34,715

Other Industrial – 0.4%
American Tire Distributors, Inc. 10/08/2028(m)		165	165,372

abfunds.com	AB HIGH YIELD PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dealer Tire, LLC 4.337% (LIBOR 1 Month + 4.25%), 12/12/2025(l)	U.S.$	20	$19,640
Equiniti Group PLC 10/29/2028(b)(m)		30	30,000
FCG Acquisitions, Inc. 7.250% (LIBOR 3 Month + 6.75%), 03/30/2029(l)		30	29,975
Rockwood Service Corporation 4.087% (LIBOR 1 Month + 4.00%), 01/23/2027(b)(l)		3	3,272

			248,259

Services – 0.2%
Amentum Government Services Holdings LLC 3.587% (LIBOR 1 Month + 3.50%), 01/29/2027(l)		20	19,635
Garda World Security Corporation 4.340% (LIBOR 1 Month + 4.25%), 10/30/2026(l)		58	57,857
Parexel International Corporation 2.837% (LIBOR 1 Month + 2.75%), 09/27/2024(l)		9	8,811
Verscend Holding Corp. 4.087% (LIBOR 1 Month + 4.00%), 08/27/2025(l)		26	26,146

			112,449

Technology – 0.9%
athenahealth, Inc. 4.377% (LIBOR 3 Month + 4.25%), 02/11/2026(l)		71	70,996
Banff Guarantor Inc. 02/27/2026(m)		50	50,563
Boxer Parent Company, Inc. 3.882% (LIBOR 3 Month + 3.75%), 10/02/2025(l)		58	57,505
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(l)		74	72,685
Loyalty Ventures, Inc. 10/08/2027(b)(m)		132	131,175
Peraton Corp. 4.500% (LIBOR 1 Month + 3.75%), 02/01/2028(l)		34	33,551
Playtika Holding Corp. 2.837% (LIBOR 1 Month + 2.75%), 03/13/2028(l)		60	59,569

46 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Presidio Holdings, Inc. 3.590% (LIBOR 1 Month + 3.50%), 01/22/2027(l)	U.S.$	1		$783
3.630% (LIBOR 3 Month + 3.50%), 01/22/2027(l)		14		14,238
Veritas US, Inc. 6.00% (LIBOR 3 Month + 5.00%), 09/01/2025(l)		84		83,928

				574,993

				2,392,949

Financial Institutions – 0.3%
Insurance – 0.3%
Cross Financial Corp. 4.750% (LIBOR 1 Month + 4.00%), 09/15/2027(l)		45		44,980
Hub International Limited 4.000% (LIBOR 2 Month + 3.25%), 04/25/2025(l)		0	**	169
4.000% (LIBOR 3 Month + 3.25%), 04/25/2025(l)		67		66,808
Jones DesLauriers Insurance Management, Inc. 8.000% (CDOR 3 Month + 7.50%), 03/26/2029(b)(l)	CAD	50		40,415
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 3.837% (LIBOR 1 Month + 3.75%), 09/03/2026(l)	U.S.$	50		49,502

				201,874

Utility – 0.1%
Electric – 0.1%
Generation Bridge Acquisition, LLC 08/06/2028(b)(m)		42		42,095
Granite Generation LLC 4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(l)		9		8,396
4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(l)		44		42,929

				93,420

Total Bank Loans (cost $2,664,621)				2,688,243

abfunds.com	AB HIGH YIELD PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 1.6%
Industrial – 1.5%
Basic – 0.2%
Eldorado Gold Corp. 6.25%, 09/01/2029(a)	U.S.$	91	$92,370
First Quantum Minerals Ltd. 7.25%, 04/01/2023(a)		58	59,357

			151,727

Communications - Telecommunications – 0.3%
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		180	186,972

Consumer Cyclical - Other – 0.7%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		236	231,472
Wynn Macau Ltd. 5.50%, 01/15/2026(a)		209	197,061

			428,533

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(b)(c)(f)(g)		17	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(b)(c)(f)(g)		9	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.0%
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(c)(d)(f)(g)(i)		2	22
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(d)(e)(g)		96	964

			986

Technology – 0.3%
CA Magnum Holdings 5.375%, 10/31/2026(a)		200	205,250

			973,468

Utility – 0.1%
Electric – 0.1%
Terraform Global Operating LLC 6.125%, 03/01/2026(g)		28	28,696

Total Emerging Markets - Corporate Bonds (cost $1,134,797)			1,002,164

48 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

COMMON STOCKS – 1.0%
Energy – 0.6%
Energy Equipment & Services – 0.0%
Vantage Drilling International(d)	247	$1,296

Oil, Gas & Consumable Fuels – 0.6%
Berry Corp.	5,250	50,453
Bonanza Creek Energy, Inc.	523	29,360
CHC Group LLC(d)(n)	9,365	206
Denbury, Inc.(d)	679	57,484
Diamond Offshore Drilling, Inc.(d)	5,350	29,425
Diamond Offshore Drilling, Inc.(d)(g)	1,142	6,281
Edcon Ltd.(b)(c)(d)	8,218	– 0	–
Global Partners LP/MA	1,004	23,434
Gulfport Energy Operating Corp.(d)	2,061	169,083
K201640219 South Africa Ltd. A Shares(b)(c)(d)	191,574	– 0	–
K201640219 South Africa Ltd. B Shares(b)(c)(d)	30,276	– 0	–
SandRidge Energy, Inc.(d)	5	64
Whiting Petroleum Corp.(d)	142	9,249

		375,039

		376,335

Consumer Discretionary – 0.2%
Auto Components – 0.2%
ATD New Holdings, Inc.(b)(d)	1,009	69,621
Exide Corp.(b)(c)(d)	7	14,350

		83,971

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(d)	151	16,528

		100,499

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Southeastern Grocers, Inc.(b)(c)(d)	3,584	81,984

Information Technology – 0.1%
Software – 0.1%
Avaya Holdings Corp.(d)	1,385	25,789
Monitronics International, Inc.(d)	578	3,468

		29,257

Communication Services – 0.0%
Media – 0.0%
DISH Network Corp. – Class A(d)	100	4,107
iHeartMedia, Inc. – Class A(d)	1,045	20,252

		24,359

abfunds.com	AB HIGH YIELD PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

Industrials – 0.0%
Construction & Engineering – 0.0%
WillScot Mobile Mini Holdings Corp.(d)		508	$17,653

Materials – 0.0%
Containers & Packaging – 0.0%
Westrock Co.		6	289

Metals & Mining – 0.0%
BIS Industries Holdings Ltd.(b)(c)(d)		21,027	– 0	–
Neenah Enterprises, Inc.(b)(c)(d)		4,481	– 0	–

			– 0	–

			289

Total Common Stocks (cost $744,182)			630,376

		Principal Amount (000)
GOVERNMENTS - TREASURIES – 0.6%
Mexico – 0.1%
Mexican Bonos Series M 5.75%, 03/05/2026	MXN	1,202	55,191
Series M 20 10.00%, 12/05/2024		480	25,216

			80,407

United States – 0.5%
U.S. Treasury Notes 2.75%, 05/31/2023	U.S.$	300	311,250

Total Governments - Treasuries (cost $391,552)			391,657

		Shares
PREFERRED STOCKS – 0.3%
Industrial – 0.3%
Consumer Cyclical - Automotive – 0.0%
Exide International Holdings LP 0.00%,(b)(c)(d)(g)		39	31,492

Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%		490	8,355

Energy – 0.2%
Gulfport Energy Operating Corp. 10.00%, 11/29/2021(b)(d)		4	23,400

50 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Shares		U.S. $ Value

Targa Resources Corp. Series A 9.50%		70		$75,727

				99,127

Industrial Conglomerates – 0.1%
WESCO International, Inc. Series A 10.625%		1,425		44,745

				183,719

Financial Institutions – 0.0%
Capital Markets – 0.0%
Ladenburg Thalmann Financial Services, Inc. Series A 8.00%		2,175		29,471

Total Preferred Stocks (cost $168,855)				213,190

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Risk Share Floating Rate – 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.339% (LIBOR 1 Month + 4.25%), 11/25/2023(k)	U.S.$	23		23,504
Series 2014-HQ2, Class M3 3.839% (LIBOR 1 Month + 3.75%), 09/25/2024(k)		31		31,999
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.489% (LIBOR 1 Month + 4.40%), 01/25/2024(k)		6		6,009
Series 2015-C03, Class 2M2 5.089% (LIBOR 1 Month + 5.00%), 07/25/2025(k)		0	**	157

				61,669

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/2036		4		2,828

abfunds.com	AB HIGH YIELD PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036	U.S.$	4	$2,623

			5,451

Total Collateralized Mortgage Obligations (cost $67,429)			67,120

ASSET-BACKED SECURITIES – 0.1%
Home Equity Loans - Fixed Rate – 0.1%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/2035		18	18,236
GSAA Home Equity Trust Series 2006-6, Class AF5 6.741%, 03/25/2036		61	24,965
Lehman XS Trust Series 2007-6, Class 3A5 4.467%, 05/25/2037		8	8,231

Total Asset-Backed Securities (cost $66,326)			51,432

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Non-Agency Fixed Rate CMBS – 0.1%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.483%, 07/10/2047(a)		15	14,721
GS Mortgage Securities Trust Series 2014-GC18, Class D 4.975%, 01/10/2047(a)		29	4,808
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.886%, 01/15/2047(a)		29	28,623

Total Commercial Mortgage-Backed Securities (cost $71,348)			48,152

EMERGING MARKETS - TREASURIES – 0.0%
South Africa – 0.0%
Republic of South Africa Government Bond Series 2023 7.75%, 02/28/2023 (cost $20,994)	ZAR	283	18,998

52 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(d)	1,210	$1,694
Battalion Oil Corp., expiring 10/08/2022(b)(c)(d)	9	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(d)	1,980	99
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(d)	831	40
Willscot Corp., expiring 11/29/2022(b)(c)(d)	787	15,269

Total Warrants (cost $13,125)		17,102

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(b)(d) (cost $0)	3,442	4,612

SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(o)(p)(q) (cost $2,464,062)	2,464,062	2,464,062

Total Investments – 101.1% (cost $63,451,370)		64,504,298
Other assets less liabilities – (1.1)%		(679,065)

Net Assets – 100.0%		$63,825,233

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
E-Mini Russell 2000 Futures	1	December 2021	$114,765	$2,490
S&P 500 E-Mini Futures	1	December 2021	229,850	4,685
U.S. T-Note 5 Yr (CBT) Futures	18	December 2021	2,191,500	(33,133)
U.S. T-Note 10 Yr (CBT) Futures	17	December 2021	2,221,953	(39,711)

Sold Contracts
Euro-OAT Futures	1	December 2021	189,584	5,503

				$(60,166)

abfunds.com	AB HIGH YIELD PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	MXN	1,313	USD	64	01/13/2022	$1,216
Brown Brothers Harriman & Co.	EUR	407	USD	477	11/08/2021	6,370
Brown Brothers Harriman & Co.	GBP	100	USD	137	11/10/2021	461
Brown Brothers Harriman & Co.	CAD	65	USD	51	11/19/2021	(1,547)
Deutsche Bank AG	RUB	4,120	USD	56	12/15/2021	(1,620)
Deutsche Bank AG	EUR	1,988	USD	2,362	11/08/2021	63,631
Goldman Sachs Bank USA	USD	56	RUB	4,120	12/15/2021	1,483

						$69,994

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00%	Quarterly	2.56%	USD	255	$22,566	$(238)	$22,804
iTraxx Europe Crossover Series 36, 5 Year Index, 12/20/2026*	5.00	Quarterly	2.62	EUR	330	44,688	45,132	(444)

						$67,254	$44,894	$22,360

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	1,770	03/06/2023	3 Month LIBOR	2.714%	Quarterly/Semi-Annual	$61,319	$	– 0	–	$61,319
USD	2,835	09/02/2025	2.248%	3 Month LIBOR	Semi-Annual/Quarterly	(132,682)		(8,311)		(124,371)
USD	961	01/15/2026	1.978%	3 Month LIBOR	Semi-Annual/Quarterly	(38,438)		5,398		(43,836)
USD	651	02/16/2026	1.625%	3 Month LIBOR	Semi-Annual/Quarterly	(14,768)		7,434		(22,202)
USD	150	03/31/2026	1.693%	3 Month LIBOR	Semi-Annual/Quarterly	(3,575)		– 0	–	(3,575)
USD	100	05/03/2026	1.770%	3 Month LIBOR	Semi-Annual/Quarterly	(3,443)		– 0	–	(3,443)
USD	800	06/01/2026	1.714%	3 Month LIBOR	Semi-Annual/Quarterly	(24,292)		32,362		(56,654)

54 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
USD	4,650	04/28/2027	3 Month LIBOR	2.330%	Quarterly/Semi-Annual	$260,351	$16,658		$243,693
USD	350	05/03/2027	2.285%	3 Month LIBOR	Semi-Annual/Quarterly	(22,552)	112		(22,664)
USD	940	03/06/2028	2.876%	3 Month LIBOR	Semi-Annual/Quarterly	(90,998)	– 0	–	(90,998)

						$(9,078)	$53,653		$(62,731)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)%	Monthly	10.00%	USD	173	$75,883	$20,571	$55,312
Goldman Sachs International
CDX-CMBX.NA.BBB Series 6, 05/11/2063*	(3.00)	Monthly	10.00	USD	192	53,264	19,207	34,057
Sale Contracts
BNP Paribas SA
Altice France SA, 06/20/2024*	5.00	Quarterly	1.85	EUR	70	6,984	3,323	3,661
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	28	(12,226)	(3,270)	(8,956)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	66	(29,088)	(7,217)	(21,871)
International Game Technology, 4.750%, 02/15/2023, 06/20/2022*	5.00	Quarterly	0.40	EUR	100	4,102	2,530	1,572
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	75	(20,819)	(4,779)	(16,040)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	252	(69,951)	(16,484)	(53,467)

abfunds.com	AB HIGH YIELD PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00%	Quarterly	0.80%	USD	20	$1,907	$861	$1,046
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	0.80	USD	10	953	275	678
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	157	(68,676)	(26,764)	(41,912)

						$(57,667)	$(11,747)	$(45,920)

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
Markit iBoxx USD Contingent Convertible Liquid Developed Markets AT1 Index TRI	3 Month LIBOR	Maturity	USD 573	12/20/2021	$(6,790)

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $41,963,688 or 65.7% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Fair valued by the Adviser.

(d)	Non-income producing security.

(e)	Defaulted matured security.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2021.

56 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.23% of net assets as of October 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Athabasca Oil Corp. 9.75%, 11/01/2026	10/07/2021	$82,458		$85,633		0.13%
Diamond Offshore Drilling, Inc.	04/23/2021	19,989		6,281		0.01%
Exide International Holdings LP 0.00%,	11/05/2020	29,328		31,492		0.05%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	02/05/2020 - 06/30/2021	16,145		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	12/22/2016 - 06/30/2021	9,176		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	36,767		– 0	–	0.00%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018 - 06/04/2019	28,029		28,696		0.04%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 - 10/31/2020	4,100		22		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	02/13/2013	96,161		964		0.00%

(h)	Convertible security.

(i)	Defaulted.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2021.

(l)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the CDOR or the LIBOR/CDOR floor rate plus spread at October 31, 2021.

(m)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(n)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	03/10/2017	$127,430	$206	0.00%

abfunds.com	AB HIGH YIELD PORTFOLIO | 57

PORTFOLIO OF INVESTMENTS (continued)

(o)	The rate shown represents the 7-day yield as of period end.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	Affiliated investments.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

MXN – Mexican Peso

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

See notes to financial statements.

58 | AB HIGH YIELD PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2021

Assets
Investments in securities, at value Unaffiliated issuers (cost $60,987,308)	$62,040,236
Affiliated issuers (cost $2,464,062)	2,464,062
Cash	4,881
Cash collateral due from broker	148,299
Foreign currencies, at value (cost $9,121)	9,250
Unaffiliated interest receivable	813,277
Receivable for capital stock sold	298,487
Market value of credit default swaps (net premiums paid $46,767)	143,093
Unrealized appreciation on forward currency exchange contracts	73,161
Receivable from Adviser	43,568
Receivable for variation margin on centrally cleared swaps	2,325
Receivable for variation margin on futures	1,515
Affiliated dividends receivable	24

Total assets	66,042,178

Liabilities
Payable for investment securities purchased	1,430,060
Payable for capital stock redeemed	255,718
Market value of credit default swaps (net premiums received $58,514)	200,760
Audit and tax fee payable	130,350
Dividends payable	76,953
Unrealized depreciation on total return swaps	6,790
Payable for capital gains taxes	6,065
Unrealized depreciation on forward currency exchange contracts	3,167
Transfer Agent fee payable	3,001
Payable for variation margin on centrally cleared swaps	2,326
Directors’ fee payable	1,586
Distribution fee payable	33
Accrued expenses and other liabilities	100,136

Total liabilities	2,216,945

Net Assets	$63,825,233

Composition of Net Assets
Capital stock, at par	$6,395
Additional paid-in capital	72,061,775
Accumulated loss	(8,242,937)

$63,825,233

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$157,857	15,815	$9.98	*

Advisor	$63,608,682	6,373,554	$9.98

Z	$58,694	5,880	$9.98

*	The maximum offering price per share for Class A shares was $10.42, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB HIGH YIELD PORTFOLIO | 59

STATEMENT OF OPERATIONS

	For the Period January 1, 2021 to October 31, 2021(a)	Year Ended December 31, 2020
Investment Income
Interest (net of foreign taxes withheld of $492 and $324, respectively)	$2,169,904	$2,349,889
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $997 and $0, respectively)	16,641	5,949
Affiliated issuers	198	3,547
Total income	2,186,743	2,359,385

Expenses
Advisory fee (see Note B)	160,450	231,005
Transfer agency—Class A	44	– 0	–
Transfer agency—Advisor Class	41,787	41,096
Transfer agency—Class Z	6	– 0	–
Distribution fee—Class A	78	– 0	–
Audit and tax	144,237	136,812
Legal	105,017	106,071
Custody and accounting	96,761	153,756
Administrative	76,287	72,160
Registration fees	63,391	24,330
Printing	33,800	38,915
Directors’ fees	15,897	16,540
Miscellaneous	6,083	17,418

Total expenses	743,838	838,103
Less: expenses waived and reimbursed by the Adviser (see Note B)	(526,274)	(568,950)

Net expenses	217,564	269,153

Net investment income	1,969,179	2,090,232

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	For the Period January 1, 2021 to October 31, 2021(a)		Year Ended December 31, 2020
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(b)	$680,336		$(43,889)
Forward currency exchange contracts	65,494		(152,216)
Futures	893		177,890
Swaps	431,871		105,965
Foreign currency transactions	(26,726)		41,441
Net change in unrealized appreciation/depreciation on:
Investments	(362,957	)(c)	770,281 (d)
Forward currency exchange contracts	79,423		36,943
Futures	(71,240)		25,520
Swaps	(290,205)		137,424
Foreign currency denominated assets and liabilities	(1,756)		486

Net gain on investment and foreign currency transactions	505,133		1,099,845

Net Increase in Net Assets from Operations	$2,474,312		$3,190,077

(a)	The Fund changed its fiscal year end from December 31 to October 31.

(b)	Net of foreign realized capital gains taxes of $1,383 and $20,258, respectively.

(c)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $1,014.

(d)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $2,884.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	For the Period January 1, 2021 to, October 31, 2021(a)	Year Ended December 31, 2020		Year Ended December 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,969,179	$2,090,232		$1,991,008
Net realized gain (loss) on investment and foreign currency transactions	1,151,868	129,191		(233,902)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(646,735)	970,654		3,115,409

Net increase in net assets from operations	2,474,312	3,190,077		4,872,515
Distributions to Shareholders
Class A	(1,360)	– 0	–	– 0	–
Advisor Class	(2,142,401)	(2,379,537)		(2,205,237)
Class Z	(544)	– 0	–	– 0	–
Capital Stock Transactions
Net increase (decrease)	24,744,091	(2,277,269)		7,041,926

Total increase (decrease)	25,074,098	(1,466,729)		9,709,204
Net Assets
Beginning of period	38,751,135	40,217,864		30,508,660

End of period	$63,825,233	$38,751,135		$40,217,864

(a)	The Fund changed its fiscal year end from December 31 to October 31.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2021

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB High Yield Portfolio (the “Fund”), a diversified portfolio. On April 30, 2021, the Fund’s name was changed from the AB FlexFee High Yield Portfolio to AB High Yield Portfolio and the fiscal year end changed from December 31 to October 31. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Effective April 30, 2021 the Fund recommenced offering of Class A and Class Z shares. Class B, Class T, Class 1 and Class 2 shares have not been issued, and no shares of Class C, Class R, Class K or Class I were outstanding as of October 31, 2021. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate

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NOTES TO FINANCIAL STATEMENTS (continued)

issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$50,416,853		$3,791	#	$50,420,644
Corporates – Investment Grade		– 0	–	6,486,546		– 0	–	6,486,546
Bank Loans		– 0	–	2,233,280		454,963		2,688,243
Emerging Markets – Corporate Bonds		– 0	–	1,002,142		22	#	1,002,164
Common Stocks		428,715		35,706		165,955	#	630,376
Governments – Treasuries		– 0	–	391,657		– 0	–	391,657
Preferred Stocks		53,100		105,198		54,892		213,190
Collateralized Mortgage Obligations		– 0	–	67,120		– 0	–	67,120
Asset-Backed Securities		– 0	–	51,432		– 0	–	51,432
Commercial Mortgage-Backed Securities		– 0	–	48,152		– 0	–	48,152
Emerging Markets – Treasuries		– 0	–	18,998		– 0	–	18,998
Warrants		1,833		– 0	–	15,269	#	17,102
Rights		– 0	–	– 0	–	4,612		4,612
Short-Term Investments:
Investment Companies		2,464,062		– 0	–	– 0	–	2,464,062

Total Investments in Securities		2,947,710		60,857,084		699,504		64,504,298
Other Financial Instruments*:
Assets
Futures		12,678		– 0	–	– 0	–	12,678	†
Forward Currency Exchange Contracts		– 0	–	73,161		– 0	–	73,161
Centrally Cleared Credit Default Swaps		– 0	–	67,254		– 0	–	67,254	†
Centrally Cleared Interest Rate Swaps		– 0	–	321,670		– 0	–	321,670	†
Credit Default Swaps		– 0	–	143,093		– 0	–	143,093

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3			Total
Liabilities
Futures	$(72,844)		$	– 0	–	$	– 0	–	$(72,844)†
Forward Currency Exchange Contracts	– 0	–		(3,167)			– 0	–	(3,167)
Centrally Cleared Interest Rate Swaps	– 0	–		(330,748)			– 0	–	(330,748)†
Credit Default Swaps	– 0	–		(200,760)			– 0	–	(200,760)
Total Return Swaps	– 0	–		(6,790)			– 0	–	(6,790)

Total	$2,887,544			$60,920,797			$699,504		$64,507,845

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Bank Loans		Emerging Markets - Corporate Bonds#		Common Stocks#
Balance as of 12/31/20	$4,250		$341,734		$64		$97,103
Accrued discounts/(premiums)	– 0	–	– 0	–	(378)		– 0	–
Realized gain (loss)	128		1,954		– 0	–	(29,749)
Change in unrealized appreciation/depreciation	(459)		7,583		(931)		101,731
Purchases/Payups	– 0	–	442,123		1,267		– 0	–
Sales	(128)		(338,431)		– 0	–	(3,130)

Balance as of 10/31/21	$3,791		$454,963		$22		$165,955

Net change in unrealized appreciation/depreciation from investments held as of 10/31/21**	$(459)		$9,113		$(931)		$71,485

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NOTES TO FINANCIAL STATEMENTS (continued)

	Preferred Stocks		Warrants#		Rights		Total
Balance as of 12/31/20	$29,445		$7,169		$3,442		$483,207
Accrued discounts/(premiums)	– 0	–	– 0	–	– 0	–	(378)
Realized gain (loss)	– 0	–	– 0	–	– 0	–	(27,667)
Change in unrealized appreciation/depreciation	22,408		8,100		1,170		139,602
Purchases/Payups	3,039		– 0	–	– 0	–	446,429
Sales	– 0	–	– 0	–	– 0	–	(341,689)

Balance as of 10/31/21	$54,892		$15,269		$4,612		$699,504

Net change in unrealized appreciation/depreciation from investments held as of 10/31/21**	$22,408		$8,100		$1,170		$110,886

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2021. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/21			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade		$3,791		Recovery Analysis	Collateral Value	$75.90
	$	– 0	–	Qualitative Assessment		$0.00

		$3,791

Common Stocks		$14,350		Market Approach	Projected Enterprise Value	$595.3mm to $661.3mm
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$14,350

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NOTES TO FINANCIAL STATEMENTS (continued)

	Fair Value at 10/31/21			Valuation Technique	Unobservable Input	Input
Preferred Stocks		$31,492		Discounted Cash Flow	Discount Rate on Future Cash Flows	12.21%
Warrants		$15,269		Option Pricing Model	Exercise Price	$19.40
	$	– 0	–	Qualitative Assessment		$0.00

		$15,269

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, Projected Enterprise Value and Exercise Price in insolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Discount Rate on Future Cash Flows in isolation would be expected to result in a significantly lower (higher) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

The Fund has a tax year-end of December 31 concurrent with the filing of the Fund’s tax returns.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Effective April 30, 2021, under an amended advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first

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NOTES TO FINANCIAL STATEMENTS (continued)

$2.5 billion, .425% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. Prior to April 30, 2021, the Fund calculated and accrued daily a base fee, at an annualized rate of .40% of the Fund’s average daily net assets (“Base Fee”). The prior advisory fee was increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depended on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeded, or was exceeded by, the performance of the Markit iBoxx USD Liquid High Yield Index (“Index”) plus .75% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment was calculated and accrued daily, according to a schedule that added or subtracted ..002667% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeded or lagged the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) could not exceed an annualized rate of +/- .20% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeded, or was exceeded by, the Index Hurdle by .75% or more for the Performance Period. On a monthly basis, the Fund paid the Adviser the minimum fee rate of .20% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund paid to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance was measured (“Performance Period”) was initially from February 26, 2018 to December 31, 2019 and thereafter was each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser had agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount was less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the period from January 1, 2021 until the implementation of the new advisory fee on April 30, 2021, the Fund paid the minimum fee under the prior advisory fee arrangement (0.20% of the Fund’s average daily net assets) as a result of a fee waiver by the Adviser.

Effective April 30, 2021, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction

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costs) on an annual basis (the “Expense Cap”) to .85%, .60% and .60% of daily average net assets for the Class A, Advisor Class and Class Z, respectively. For the period ended October 31, 2021, such reimbursements/ waivers amounted to $448,969. The Expense Cap will remain in effect until April 30, 2022 and then may be continued thereafter from year to year by the Adviser.

Any fees waived and expenses borne by the Adviser between February 26, 2018 and December 31, 2019 are/were subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $484,978 for the year ended December 31, 2019. Prior to April 30, 2021, the Advisor had agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than the advisory fee, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis from exceeding .10% of average daily net assets. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth in the preceding sentence) to exceed .10% of average daily net assets.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended October 31, 2021, the Adviser voluntarily agreed to waive such fees in the amount of $76,287.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $15,268 for the period ended October 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended October 31, 2021, such waiver amounted to $1,018.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the period ended October 31, 2021 is as follows:

Fund	Market Value 12/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$148	$32,878	$30,562	$2,464	$0	*

*	Amount is less than $500.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2021, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$41,564,643		$17,773,332
U.S. government securities	– 0	–	– 0	–

As of October 31, 2021, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$63,500,111

Gross unrealized appreciation	$2,737,934
Gross unrealized depreciation	(2,061,080)

Net unrealized appreciation	$676,854

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended October 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is

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shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended October 31, 2021, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment

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to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial

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and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the period ended October 31, 2021, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the

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referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the period ended October 31, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the period ended ended October 31, 2021, the Fund held total return swaps for non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the period ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$5,503	*	Receivable/Payable for variation margin on futures	$72,844	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	305,012	*	Receivable/Payable for variation margin on centrally cleared swaps	367,743	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	73,161		Unrealized depreciation on forward currency exchange contracts	3,167

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Market value of credit default swaps	$143,093		Market value of credit default swaps	$200,760

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	22,804	*	Receivable/Payable for variation margin on centrally cleared swaps	444	*

Credit contracts				Unrealized depreciation on total return swaps	6,790

Equity contracts	Receivable/Payable for variation margin on futures	7,175	*

Total		$556,748			$651,748

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$19,965	$8,096

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(53,209)	(74,748)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/ depreciation on forward currency exchange contracts	65,494	79,423

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	411,906	(298,301)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	$54,102	$3,508

Total		$498,258	$(282,022)

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended October 31, 2021:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$57,696	(a)
Average notional amount of sale contracts	$2,779,559
Centrally Cleared Interest Rate Swaps
Average notional amount	$13,207,000
Credit Default Swaps:
Average notional amount of buy contracts	$368,773
Average notional amount of sale contracts	$815,732
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$112,901	(b)
Average principal amount of sale contracts	$2,764,488
Futures:
Average notional amount of buy contracts	$4,941,516
Average notional amount of sale contracts	$195,057
Total Return Swaps:
Average notional amount	$580,000

(a)	Positions were open for four months during the reporting period.

(b)	Positions were open for five months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
BNP Paribas SA	$6,984	$	– 0	–	$	– 0	–	$	– 0	–	$6,984
Brown Brothers Harriman & Co.	8,047	(1,547)	– 0	–	– 0	–	6,500
Credit Suisse International	79,985	(41,314)	– 0	–	– 0	–	38,671
Deutsche Bank AG	63,631	(63,631)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	57,607	(57,607)	– 0	–	– 0	–	– 0	–

Total	$216,254	$(164,099)	$	– 0	–	$	– 0	–	$52,155	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Brown Brothers Harriman & Co.	$1,547	$(1,547)	$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	41,314	(41,314)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	92,390	(63,631)	– 0	–	– 0	–	28,759
Goldman Sachs Bank USA/Goldman Sachs International	75,466	(57,607)	– 0	–	– 0	–	17,859

Total	$210,717	$(164,099)	$	– 0	–	$	– 0	–	$46,618	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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3. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2021, the Fund had the following unfunded loan commitment which could be extended at the option of borrower pursuant to the respective loan agreement. The unrealized appreciation on such loan was $134.

Borrower	Unfunded Loan Participation Commitment	Funded
Jones DesLauriers Insurance Management, Inc. Delayed Draw Term Loan (Second Lien)	$ 5,000	$ – 0 –

As of October 31, 2021, the Fund had no bridge loan commitments outstanding.

During the period ended October 31, 2021, the Fund received commitment fees or additional funding fees in the amount of $25.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares					Amount
	January 1, 2021 to October 31, 2021(a)	Year Ended December 31, 2020		Year Ended December 31, 2019		January 1, 2021 to October 31, 2021(a)	Year Ended December 31, 2020			Year Ended December 31, 2019

Class A*
Shares sold	15,725	– 0	–	– 0	–	$157,857	$	– 0	–	$	– 0	–

Shares issued in reinvestment of dividends	90	– 0	–	– 0	–	899		– 0	–		– 0	–

Net increase	15,815	– 0	–	– 0	–	$158,756	$	– 0	–	$	– 0	–

Advisor Class
Shares sold	3,689,392	1,342,319		1,524,045		$36,953,019		$12,290,493			$14,445,357

Shares issued in reinvestment of dividends	90,586	121,319		88,873		905,458		1,122,225			846,590

Shares redeemed	(1,335,401)	(1,709,250)		(867,925)		(13,332,322)		(15,689,987)			(8,250,021)

Net increase (decrease)	2,444,577	(245,612)		744,993		$24,526,155		$(2,277,269)			$7,041,926

Class Z*
Shares sold	5,880	– 0	–	– 0	–	$59,180	$	– 0	–	$	– 0	–

Net increase	5,880	– 0	–	– 0	–	$59,180	$	– 0	–	$	– 0	–

(a)	The Fund changed its fiscal year end from December 31 to October 31.

*	Commenced distributions on April 30, 2021.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts,

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forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative

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NOTES TO FINANCIAL STATEMENTS (continued)

Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other

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NOTES TO FINANCIAL STATEMENTS (continued)

short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended October 31, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended October 31, 2021 and tax years ended December 31, 2020 and December 31, 2019 were as follows:

	October 2021	December 2020	December 2019
Distributions paid from:
Ordinary income	$2,144,305	$2,379,537	$2,205,237

Total taxable distributions paid	$2,144,305	$2,379,537	$2,205,237

As of December 31, 2020, the Fund’s most recent tax year-end, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$189,428
Accumulated capital and other losses	(9,990,151	)(a)
Unrealized appreciation/(depreciation)	1,321,144	(b)

Total accumulated earnings/(deficit)	$(8,479,579	)(c)

(a)

As of December 31, 2020, the Fund’s most recent tax year end, the Fund had a net capital loss carryforward of $9,990,151. During the tax year, the Fund utilized $3,705 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, the Fund’s most recent tax year end, the Fund had a net short-term capital loss carryforward of $5,227,619 and a net long-term capital loss carryforward of $4,762,532, which may be carried forward for an indefinite period.

During the current fiscal period, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	April 30, 2021(a) to October 31, 2021(b)		November 1, 2017 to February 26, 2018(a)		Year Ended October 31, 2017

Net asset value, beginning of period	$ 9.98		$ 9.71		$ 9.46

Income From Investment Operations

Net investment income(c)(d)	.17		.15		.46

Net realized and unrealized gain on investment and foreign currency transactions	.05		(.18)		.25

Contributions from Affiliates	– 0	–	– 0	–	.00 (e)

Net increase in net asset value from operations	.22		(.03)		.71

Less: Dividends

Dividends from net investment income	(.22)		(.12)		(.42)

Return of capital	– 0	–	– 0	–	(.04)

Net asset value, end of period	$ 9.98		$ 9.56		$ 9.71

Total Return

Total investment return based on net asset value(f)*	2.23%		(.02)%		7.61%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$158		$3,131		$5,150

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)†	.85	%^	.95	%^	.95%

Expenses, before waivers/reimbursements(g)(h)†	2.28	%^	3.27	%^	2.64%

Net investment income(d)	3.43	%^	4.70	%^	4.82%

Portfolio turnover rate+++	36%		75%		65%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%^	.00	%^	.01%

See footnote summary on page 93-94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
January 1, 2021 to October 31, 2021(b)	Year Ended December 31,	November 1, 2018 to December 31, 2018(i)	Year Ended October 31,
2020	2019	2018	2017

Net asset value, beginning of period	$ 9.86	$ 9.63	$ 8.90	$ 9.36	$ 9.71	$ 9.46

Income From Investment Operations

Net investment income(c)(d)	.38	.50	.52	.09	.50	.49

Net realized and unrealized gain (loss) on investment and foreign currency transactions.	.16	.30	.77	(.41)	(.37)	.24

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(e)	.00	(e)

Net increase (decrease) in net asset value from operations	.54	.80	1.29	(.32)	.13	.73

Less: Dividends and Distributions

Dividends from net investment income	(.42)	(.57)	(.56)	(.14)	(.48)	(.43)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.42)	(.57)	(.56)	(.14)	(.48)	(.48)

Net asset value, end of period	$ 9.98	$ 9.86	$ 9.63	$ 8.90	$ 9.36	$ 9.71

Total Return

Total investment return based on net asset value(f)*	5.56%	8.95	%+	14.77	%+	(3.45)%	1.32	%**	7.89	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$63,608	$38,751	$40,218	$30,509	$33,990	$4,185

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)†	.51	%^	.70%	.29	%++	.29	%^++	.33%	.71%

Expenses, before waivers/reimbursements(g)(h)†	1.74	%^	2.17%	1.84	%++	3.25	%^++	2.56%	2.49%

Net investment income(d)	4.60	%^	5.41%	5.45%	5.73	%^	5.20%	5.11%

Portfolio turnover rate+++	36%	75%	40%	5%	75%	65%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.01%	.01	%^	.01%	.01%

See footnote summary on page 93-94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	April 30, 2021(a) to October 31 2021(b)		November 1, 2017 to February 26, 2018(a)		Year Ended October 31, 2017

Net asset value, beginning of period	$ 9.98		$ 9.70		$ 9.45

Income From Investment Operations

Net investment income(c)(d)	.18		.16		.49

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.18)		.24

Contributions from Affiliates	– 0	–	– 0	–	.00 (e)

Net increase in net asset value from operations	.23		(.02)		.73

Less: Dividends

Dividends from net investment income	(.23)		(.13)		(.43)

Return of capital	– 0	–	– 0	–	(.05)

Net asset value, end of period	$ 9.98		$ 9.55		$ 9.70

Total Return

Total investment return based on net asset value(f)*	2.36%		.14%		7.91%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$59		$417		$499

Expenses, net of waivers/reimbursements(g)(h)†	.60	%^	.70	%^	.73%

Expenses, before waivers/reimbursements(g)(h)†	1.92	%^	2.78	%^	1.41%

Net investment income(d)	3.61	%^	5.04	%^	5.12%

Portfolio turnover rate+++	36%		75%		65%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%^	.00	%^	.01%

(a)	Class A and Class Z shares of the Fund were not in operation from February 26, 2018 until April 30, 2021.

(b)	The Fund changed its fiscal year end from December 31 to October 31.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(g)	The expense ratios presented below exclude interest expense:

	January 1, 2021 to October 31, 2021(b)		Year Ended		November 1, 2018 to December 31, 2018(k)		Year Ended
			December 31, 2020	December 31, 2019			October 31, 2018		October 31, 2017
Class A

Net of waivers/ reimbursements	.85	%^	N/A	N/A	N/A		.95	%(a)^	.95%
Before waivers/ reimbursements	2.28	%^	N/A	N/A	N/A		3.27	%(a)^	2.69%
Advisor Class

Net of waivers/ reimbursements	.51	%^	.70%	.29%	.29	%^	.31%		.70%
Before waivers/ reimbursements	1.74	%^	2.17%	1.84%	3.25	%^	2.54%		2.54%
Class Z

Net of waivers/ reimbursements	.60	%^	N/A	N/A	N/A		.70	%(a)^	.73%
Before waivers/ reimbursements	1.92	%^	N/A	N/A	N/A		2.77	%(a)^	1.47%

(h)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2019, period ended December 31, 2018, years ended October 31, 2018 and October 31, 2017, such waivers amounted to .01%, .01% (annualized), .01% and .01%, respectively.

(i)	The Fund changed its fiscal year end from October 31 to December 31.

‡

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2019, October 31, 2018 and October 31, 2017 by .01%, .03% and .07%, respectively.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended October 31, 2018 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

++

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting vs. the Performance Period).

+++	Portfolio turnover is calculated for the Fund as a whole for the full fiscal year or period, as applicable, and is not annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB High Yield Portfolio, formerly known as AB FlexFee High Yield Portfolio (the “Fund”), (one of the portfolios constituting the AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2021, and the related statements of operations for the period from January 1, 2021 to October 31, 2021 and for the year ended December 31, 2020, the statements of changes in net assets for the period from January 1, 2021 to October 31, 2021 and for each of the two years in the period ended December 31, 2020, the financial highlights for each of the periods in the five years ended October 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the AB Bond Fund, Inc.) at October 31, 2021, the results of its operations for the period from January 1, 2021 to October 31, 2021 and for the year ended December 31, 2020, the changes in its net assets for the period from January 1, 2021 to October 31, 2021 and each of the two years in the period ended December 31, 2020, and its financial highlights for each of the periods in the five years ended October 31 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

abfunds.com	AB HIGH YIELD PORTFOLIO | 95

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 29, 2021

96 | AB HIGH YIELD PORTFOLIO	abfunds.com

2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the tax year ended December 31, 2020. For foreign shareholders, 69.00% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

abfunds.com	AB HIGH YIELD PORTFOLIO | 97

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1),*

OFFICERS

Gershon M. Distenfeld(2), Vice President William Smith(2), Vice President Jacqueline Pincus(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nasvhille, TN 37203

Transfer Agent

AllianceBernstein
Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s High Yield Investment Team. Messrs. Distenfeld and Smith and Ms. Pincus are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

98 | AB HIGH YIELD PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 45 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

		74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.# Chairman of the Board 80 (2014)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,# 77 (2014)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 73 (2014)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,# 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 69 (2014)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,# ^ 82 (2014)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Erzan is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head of Fixed-Income.

Jacqueline Pincus 35	Vice President	Senior Vice President of the Adviser**, with which she has been associated since 2016.

William Smith 34	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also a Director of US High Yield Credit.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2016.

Stephen M. Woetzel 50	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2016.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Board Consideration of Amendment to the Fund’s Advisory Agreement

At the Board Meeting held by video conference on November 3-5, 2020, the Adviser presented its recommendation that the Board of Directors (the “Board” or “Directors”) of AB Bond Fund, Inc. (the “Company”) consider and approve an amendment to the Company’s then-current Advisory Agreement with the Adviser (the “Amended Agreement”) in respect of AB FlexFeeTM High Yield Portfolio (the “Fund”)* to implement an advisory fee with breakpoints at specific asset levels (based on the Fund’s average daily net assets) and eliminate the performance-based advisory fee. The Adviser cited the following reasons for its recommendation:

•

The performance-based fee structure has failed to increase investor demand and attract significant assets for the Fund, making it more difficult for the Fund to achieve economies of scale. The Adviser also observed that the Fund’s then-current advisory fee structure was not in line with those of peer funds, noting that few other firms had made a substantial effort to launch fulcrum fee funds since implementation of the performance-based fee structure for the Fund in 2018.

•	The methodology used to calculate the performance-based fee is complex, preventing the Fund from being more competitive in the mutual fund marketplace.

•

The performance-based fee structure creates uncertainty for investors in reasonably predicting Fund expenses, due to significant fluctuations in advisory fees and total expense ratios that can result from fund performance fluctuations. This was a particular issue in the qualified plan context, where uncertainty about the amount of future fees has been a concern.

At the recommendation of the Adviser, the Board, including a majority of the Directors who are not interested persons of the Company (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (“1940 Act”), approved the Amended Agreement between the Company, on behalf of the Fund, and the Adviser, for an initial two-year period, at the Board Meeting. The Board, including the Independent Directors, also recommended approval of the Amended Agreement by stockholders.

At the Board Meeting, the Board also approved, upon recommendation of the Adviser, (i) changing the Fund’s name to “AB High Yield Portfolio”; (ii) changing the benchmark against which the Fund’s performance is compared in the Fund’s prospectus and shareholder reports from the Markit iBoxx USD Liquid High Yield Index to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the index used by the Fund

*	Effective April 30, 2021, the Fund changed its name to AB High Yield Portfolio.

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prior to the implementation of the performance-based fee structure; (iii) changing the Fund’s fiscal year end from December 31 to October 31, to be consistent with the other fixed-income mutual funds advised by the Adviser with conventional asset-based advisory fees; and (iv) changing the Fund’s dividend policy to declare dividends daily instead of monthly. The Directors also noted the Adviser’s intent, in connection with these changes, to offer Class A and Class Z shares in addition to Advisor Class shares. Implementation of the foregoing changes and actions was conditioned upon approval by stockholders of the Amended Agreement and would be effective on or about May 1, 2021.

The Directors also considered that the Fund would not bear the expenses relating to the above-referenced changes, including expenses relating to the special meeting of stockholders called to approve the Amended Agreement and the preparation, printing and mailing of the proxy materials and of all related solicitations, in light of the applicable expense limitation agreement and the Adviser’s agreement to bear such expenses to the extent not subject to such expense limitation agreement.

At the Board Meeting, the Directors also approved the continuance of the Fund’s then-current Advisory Agreement for an additional annual term or, if earlier, until such time as the Amended Agreement takes effect.

Prior to their approval of the Amended Agreement and the continuance of the then-current Advisory Agreement, the Directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Agreement and the proposed continuance of the then-current Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The Directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The Directors also discussed the proposed approvals in private sessions with counsel.

The Directors considered the fact that the Amended Agreement would have terms and conditions substantially identical to those of the then-current Advisory Agreement, except for (i) the absence of the performance-based advisory fee and adoption of a more conventional advisory fee, which would consist of an advisory fee with breakpoints at specific asset levels (based on the Fund’s average daily net assets) under the Amended Agreement and (ii) the change in the name of the Fund.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its

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responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the then-current and proposed management fees. In connection with their consideration of the then-current management fee, the Directors considered materials presented to them concerning the SEC’s published guidance on factors that should be considered in connection with fulcrum fee arrangements, including the following factors: (1) the fairness of the fulcrum fee; (2) selection of an appropriate index against which fund performance should be measured; (3) variations in periods used for computing average asset values and performance; (4) length of period over which performance is computed; (5) computation of performance over a rolling period; (6) performance for transitional periods; (7) computation of the performance of the fund and the index with respect to payment of dividends and capital gains distributions; and (8) avoidance of basing significant fee adjustments upon random or insignificant differences. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements between the Fund and the Adviser, as provided in the then-current Advisory Agreement and the Amended Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services provided by the Adviser under the then-current Advisory Agreement and to be provided under the Amended Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The Directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio

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management team and other senior personnel of the Adviser. The Directors also considered that the Amended Agreement, similar to the then-current Advisory Agreement, provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser had not requested any reimbursements from the Fund in 2020 through the date of the Board Meeting, in the Fund’s fiscal year ended December 31, 2019, in the two-month fiscal period ended December 31, 2018 and in the fiscal year ended October 31, 2018. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the then-current Advisory Agreement and to be provided to the Fund under the Amended Agreement.

Costs of Services to be Provided and Profitability

In connection with their approval of the continuance of the Fund’s then-current Advisory Agreement the Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the Directors. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The Directors recognized that it is difficult to make comparisons of the profitability of the then-current Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The Directors noted that the Fund was not profitable to the Adviser in the periods reviewed. The Directors noted that, due to the performance fee component of the advisory fee under the then-current Advisory Agreement, profitability would tend to be higher with better performance relative to the Fund’s benchmark index, which they considered to create an appropriate alignment of incentives. The Directors noted that, due to the elimination of the performance fee, profitability in respect of periods after the effective date of the Amended Agreement (if it becomes effective) would no longer be directly affected by investment performance relative to the Fund’s benchmark index.

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The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Amended Agreement and the Directors recognized that such information for 2021 and subsequent years would differ from that reviewed previously as a result of the elimination of the performance fee.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, and the money market fund advised by the Adviser in which the Fund invests. including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of Class A shares to be offered with the implementation of the Amended Agreement, and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The Directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board Meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Board Meeting, the Directors reviewed performance information for the Fund’s operations prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year period ended July 31, 2020. Based on their review, the Directors concluded that the Fund’s investment performance was acceptable. In connection with their consideration of the Amended Agreement, the Directors noted that the Fund’s performance would have been different had the fee schedule in the Amended Agreement been in effect during such periods.

Management Fees and Other Expenses

The Directors considered the advisory fee rate payable by the Fund to the Adviser under the then-current Advisory Agreement and the proposed advisory fee rate payable by the Fund to the Adviser under the Amended Agreement, and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The Directors considered the

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Fund’s contractual effective advisory fee rate under the then-current Advisory Agreement against a peer group median. The Directors also compared the Fund’s proposed contractual effective advisory fee rate under the Amended Agreement with a peer group median. The information reviewed by the Directors showed that its proposed contractual effective advisory fee rate under the Amended Agreement was lower than the peer group median.

The Directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule under the then-current Advisory Agreement and the Amended Agreement, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their

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advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s operations under the then-current performance-based advisory fee structure, the Directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the Directors considered the Adviser’s expense cap for the Fund. The Directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The Directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the Directors concluded that the Fund’s expense ratio was acceptable.

With respect to the Fund’s proposed implementation of an asset-based advisory fee with breakpoints at specific asset levels as provided in the Amended Agreement, the Directors considered the proposed total expense ratio of the Advisor Class shares of the Fund (Class A and Class Z shares will also be offered) in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s proposed expense cap for the Fund’s Advisor Class shares, with corresponding expense caps for the other classes of shares, for an initial period to end no earlier than April 30, 2022. The Directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the Directors concluded that the Fund’s proposed expense ratios were acceptable.

Economies of Scale

The Directors noted that the proposed advisory fee schedule for the Fund in the Amended Agreement, unlike the advisory fee schedule in the then-current Advisory Agreement, contains breakpoints that reduce the fee rates on assets above specified levels. The Directors took into consideration prior presentations by an independent consultant on economies of

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scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The Directors also previously discussed economies of scale with an independent fee consultant. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board Meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the Directors concluded that the Fund’s stockholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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AB HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HY-0151-1021

OCT    10.31.21

ANNUAL REPORT

AB INCOME FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

ANNUAL REPORT

December 10, 2021

This report provides management’s discussion of fund performance for the AB Income Fund for the annual reporting period ended October 31, 2021.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	6 Months	12 Months

AB INCOME FUND[1]

Class A Shares	0.48%	2.48%

Class C Shares	0.22%	1.71%

Advisor Class Shares[2]	0.73%	2.73%

Class Z Shares[2]	0.75%	2.78%

Bloomberg US Aggregate Bond Index	1.06%	-0.48%

1

Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance for the six- and 12-month periods ended October 31, 2021, by 0.04% and 0.04%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2021.

During the 12-month period, all share classes outperformed the benchmark, before sales charges. Security selection was the primary contributor, relative to the benchmark, as gains within commercial mortgage-backed securities (“CMBS”), emerging-market sovereign and quasi-sovereign bonds, as well as investment-grade corporate bonds more than offset a loss within US agency mortgages. Sector allocation also contributed, mostly from beneficial off-benchmark allocations to emerging-market corporate and sovereign bonds, credit risk-transfer securities, bank loans and collateralized loan obligations that exceeded losses from an underweight to investment-grade corporate bonds and an overweight to US Treasuries. Currency decisions were a minor contributor to performance. Yield-curve positioning detracted due to an overweight to the five- to 10-year part of the curve, while an underweight to the 20- to 30-year part of

2 | AB INCOME FUND	abfunds.com

the curve contributed. Country allocation also detracted due to off-benchmark allocations to Brazil, Australia, Colombia and Canada.

During the six-month period, all share classes underperformed the benchmark, before sales charges. Yield-curve positioning detracted most, as losses from an underweight to the 20- to 30-year part of the curve exceeded gains from being overweight to the 10-year part of the curve. Off-benchmark country allocation to Australia, Brazil and Canada also detracted. Security selection within high-yield corporate bonds, CMBS and investment-grade corporates contributed. Sector allocation and currency decisions were minor contributors to performance during the period.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaptions and interest rate swaps to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to create synthetic exposure in investment-grade and high-yield credit risk.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income market returns were mixed for the 12-month period ended October 31, 2021. Longer-term treasury returns fell in most major developed markets on rising yields—particularly in Australia, Canada, and the UK. Global inflation-linked bonds outperformed US Treasuries. Relatively low interest rates set the stage for the continued outperformance of risk assets, led by the performance of high-yield corporate bonds—particularly in the US, eurozone, and emerging markets. Emerging-market hard-currency sovereign bonds also had strong performance, mostly from the high-yield component. Emerging- and developed-market investment-grade corporate bonds also posted positive performance, with the US outperforming the eurozone. Securitized assets outperformed, especially CMBS. Local-currency sovereign bonds trailed, as the US dollar was mixed against emerging-market currencies and fell versus most developed-market currencies except the yen and South Korean won. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

abfunds.com	AB INCOME FUND | 3

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent, subject to the limits of applicable law. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of

abfunds.com	AB INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers

6 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016 shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

8 | AB INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2011 TO 10/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Income Fund Advisor Class shares (from 10/31/2011 to 10/31/2021) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			2.54%

1 Year	2.48%	-1.84%

5 Years	3.90%	3.00%

Since Inception[2]	4.10%	3.30%

CLASS C SHARES			1.91%

1 Year	1.71%	0.72%

5 Years	3.12%	3.12%

Since Inception[2]	3.34%	3.34%

ADVISOR CLASS SHARES[3,4]			2.92%

1 Year	2.73%	2.73%

5 Years	4.15%	4.15%

10 Years	4.73%	4.73%

CLASS Z SHARES[4]			2.99%

1 Year	2.78%	2.78%

Since Inception[2]	3.42%	3.42%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.80%, 1.55%, 0.55% and 0.48% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.77%, 1.52%, 0.52% and 0.52% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2022. Any fees waived and expenses borne by the Adviser through April 22, 2018 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2021.

2	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

3	Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund.

4

These share classes are offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.85%

5 Years	3.02%

Since Inception[1]	3.42%

CLASS C SHARES

1 Year	0.79%

5 Years	3.14%

Since Inception[1]	3.48%

ADVISOR CLASS SHARES[2,3]

1 Year	2.81%

5 Years	4.18%

10 Years	4.89%

CLASS Z SHARES[3]

1 Year	2.99%

Since Inception[1]	3.78%

1	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2	Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,004.80	$3.99	0.79%
Hypothetical**	$1,000	$1,021.22	$4.02	0.79%
Class C
Actual	$1,000	$1,002.20	$7.77	1.54%
Hypothetical**	$1,000	$1,017.44	$7.83	1.54%
Advisor Class
Actual	$1,000	$1,007.30	$2.73	0.54%
Hypothetical**	$1,000	$1,022.48	$2.75	0.54%
Class Z
Actual	$1,000	$1,007.50	$2.48	0.49%
Hypothetical**	$1,000	$1,022.74	$2.50	0.49%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,643.7

1

All data are as of October 31, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.7% or less in the following types: Agencies, Asset-Backed Securities, Common Stocks, Local Governments–US Municipal Bonds, Preferred Stocks and Warrants.

abfunds.com	AB INCOME FUND | 13

PORTFOLIO SUMMARY (continued)

October 31, 2021 (unaudited)

1

All data are as of October 31, 2021. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following: Angola, Bahrain, Bermuda, Chile, Costa Rica, Denmark, Dominican Republic, Ecuador, El Salvador, Finland, Germany, Ghana, Honduras, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Malaysia, Morocco, Netherlands, Nigeria, Norway, Oman, Pakistan, Panama, Peru, Qatar, Saudi Arabia, Senegal, Spain, Sri Lanka, Sweden, Switzerland, Turkey, Ukraine, United Arab Emirates and Zambia.

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PORTFOLIO OF INVESTMENTS

October 31, 2021

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 72.7%
Australia – 2.4%
Australia Government Bond Series 161 0.25%, 11/21/2025(a)	AUD	62,528	$44,966,614
Series 163 1.00%, 11/21/2031(a)		95,515	65,705,025

			110,671,639

Canada – 3.8%
Canadian Government Bond 1.00%, 09/01/2026	CAD	225,418	177,882,779

Colombia – 0.7%
Colombian TES Series B 5.75%, 11/03/2027	COP	120,958,800	29,390,624

Mexico – 0.7%
Mexican Bonos Series M 20 8.50%, 05/31/2029	MXN	645,000	33,198,875

Peru – 0.0%
Peru Government Bond 6.15%, 08/12/2032	PEN	4,469	1,131,289

Russia – 0.9%
Russian Federal Bond – OFZ Series 6227 7.40%, 07/17/2024	RUB	3,026,338	41,822,563

United States – 64.2%
U.S. Treasury Bonds 1.125%, 08/15/2040	U.S.$	37,958	32,750,292
1.25%, 05/15/2050		33,090	27,960,797
4.50%, 02/15/2036		17,631	24,220,586
5.50%, 08/15/2028(b)(c)(d)		161,400	203,817,937
6.00%, 02/15/2026		30,903	37,257,068
6.125%, 11/15/2027(b)		398,327	509,236,046
6.125%, 08/15/2029		47,418	63,725,347
6.25%, 05/15/2030(b)		122,903	169,835,892
6.375%, 08/15/2027		45,300	58,140,232
6.50%, 11/15/2026		39,144	49,248,045
6.625%, 02/15/2027(b)		106,822	136,264,431
6.875%, 08/15/2025		66,714	81,265,869
7.50%, 11/15/2024		20,000	24,031,250

abfunds.com	AB INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 0.25%, 05/31/2025	U.S.$	48,083	$46,910,879
0.625%, 05/15/2030(b)		118,567	110,249,156
1.50%, 08/15/2026(d)		161,051	163,567,523
1.625%, 10/31/2026(b)		249,722	255,145,956
1.625%, 08/15/2029		14,595	14,777,235
1.75%, 11/15/2029(b)		78,385	80,148,662
2.125%, 07/31/2024(d)		304,188	315,975,389
2.125%, 05/31/2026(b)		274,370	286,588,248
2.25%, 11/15/2025(d)(e)		192,514	201,838,792
2.375%, 08/15/2024		33,381	34,909,224
2.625%, 02/15/2029		9,944	10,748,843
3.125%, 11/15/2028		39,000	43,399,688

			2,982,013,387

Total Governments - Treasuries (cost $3,382,834,767)			3,376,111,156

CORPORATES - INVESTMENT GRADE – 12.5%
Financial Institutions – 7.1%
Banking – 4.1%
AIB Group PLC 4.263%, 04/10/2025(a)		5,750	6,116,102
Ally Financial, Inc. 5.80%, 05/01/2025		1,497	1,706,969
8.00%, 11/01/2031		75	107,377
American Express Co. Series B 3.553% (LIBOR 3 Month + 3.43%), 11/15/2021(f)(g)		576	576,000
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		200	221,154
4.50%, 03/19/2024(a)		2,577	2,774,811
Banco de Credito del Peru 3.125%, 07/01/2030(a)		3,765	3,723,773
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		3,998	4,415,991
Banco Santander SA 5.179%, 11/19/2025		4,000	4,489,320
Bank of America Corp. Series DD 6.30%, 03/10/2026(f)		2,526	2,907,754
Series X 6.25%, 09/05/2024(f)		6,520	7,123,491

16 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series Z 6.50%, 10/23/2024(f)	U.S.$	2,072	$2,298,698
Bank of New York Mellon Corp. (The) Series E 3.542% (LIBOR 3 Month + 3.42%), 12/20/2021(f)(g)		844	846,414
Series G 4.70%, 09/20/2025(f)		992	1,079,822
Barclays Bank PLC 6.86%, 06/15/2032(a)(f)		656	886,755
Barclays PLC 7.125%, 06/15/2025(f)	GBP	333	502,932
7.25%, 03/15/2023(a)(f)		1,350	1,945,075
7.875%, 03/15/2022(a)(f)	U.S.$	205	209,551
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(a)		5,343	5,809,845
BNP Paribas SA 6.75%, 03/14/2022(a)(f)		1,296	1,319,808
CIT Group, Inc. 3.929%, 06/19/2024		1,568	1,631,661
Citigroup, Inc. 3.875%, 02/18/2026(f)		3,286	3,324,939
5.95%, 01/30/2023(f)		2,055	2,136,234
Series T 6.25%, 08/15/2026(f)		1,388	1,602,557
Series U 5.00%, 09/12/2024(f)		2,540	2,625,471
Series V 4.70%, 01/30/2025(f)		1,811	1,845,119
Series W 4.00%, 12/10/2025(f)		2,865	2,920,782
Comerica, Inc. 5.625%, 07/01/2025(f)		8,000	8,878,880
Credit Agricole SA 8.125%, 12/23/2025(a)(f)		4,972	5,968,041
Danske Bank A/S 3.244%, 12/20/2025(a)		200	210,178
5.00%, 01/12/2022(a)		478	481,934
5.375%, 01/12/2024(a)		1,459	1,586,487
5.875%, 04/06/2022(a)(f)	EUR	3,302	3,891,011
Discover Bank 3.45%, 07/27/2026	U.S.$	500	536,275
4.682%, 08/09/2028		8,350	8,828,538
Goldman Sachs Group, Inc. (The) Series O 5.30%, 11/10/2026(f)		760	833,811

abfunds.com	AB INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HSBC Holdings PLC 6.00%, 09/29/2023(a)(f)	EUR	558	$696,523
6.375%, 03/30/2025(f)	U.S.$	1,942	2,115,576
ING Groep NV 6.50%, 04/16/2025(f)		6,341	6,968,949
6.75%, 04/16/2024(a)(f)		3,383	3,681,008
6.875%, 04/16/2022(a)(f)		515	527,236
JPMorgan Chase & Co. Series I 3.599% (LIBOR 3 Month + 3.47%), 01/30/2022(f)(g)		3,123	3,134,212
Series S 6.75%, 02/01/2024(f)		2,998	3,270,188
Series V 3.451% (LIBOR 3 Month + 3.32%), 01/01/2022(f)(g)		1,561	1,565,308
Series Z 3.932% (LIBOR 3 Month + 3.80%), 02/01/2022(f)(g)		2,673	2,689,546
Lloyds Banking Group PLC 4.50%, 11/04/2024		4,360	4,745,032
Morgan Stanley Series H 3.734% (LIBOR 3 Month + 3.61%), 01/15/2022(f)(g)		724	727,367
Nationwide Building Society 4.302%, 03/08/2029(a)		2,000	2,227,020
Nordea Bank Abp 6.625%, 03/26/2026(a)(f)		8,725	9,962,379
PNC Financial Services Group, Inc. (The) Series O 3.81% (LIBOR 3 Month + 1.68%), 02/01/2022(f)(g)		1,247	1,251,315
Santander Holdings USA, Inc. 4.40%, 07/13/2027		463	515,213
Societe Generale SA 4.75%, 11/24/2025(a)		8,825	9,665,493
Standard Chartered PLC 1.639% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(f)(g)		7,800	7,511,088
7.75%, 04/02/2023(a)(f)		265	283,606
Swedbank AB 6.00%, 03/17/2022(a)(f)		200	203,484
Series NC5 5.625%, 09/17/2024(a)(f)		8,600	9,246,204
Truist Financial Corp. Series P 4.95%, 09/01/2025(f)		10,721	11,664,662

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series Q 5.10%, 03/01/2030(f)	U.S.$	2,924	$3,294,266
UBS Group AG 7.00%, 01/31/2024-02/19/2025(a)(f)		3,569	3,880,221
UniCredit SpA 2.569%, 09/22/2026(a)		4,320	4,344,926

			190,534,382

Brokerage – 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(f)		6,567	7,228,954

Finance – 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.875%, 08/14/2024		373	386,305
3.00%, 10/29/2028		3,281	3,330,576
3.30%, 01/23/2023		150	154,207
3.875%, 01/23/2028		582	623,980
6.50%, 07/15/2025		861	997,675
Aircastle Ltd. 2.85%, 01/26/2028(a)		1,242	1,251,253
4.125%, 05/01/2024		678	716,280
4.25%, 06/15/2026		163	176,684
4.40%, 09/25/2023		1,716	1,816,849
5.00%, 04/01/2023		140	147,811
5.25%, 08/11/2025(a)		5,846	6,476,199
Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(a)		5,809	5,709,809
3.50%, 11/01/2027(a)		1,437	1,498,949
4.125%, 08/01/2025(a)		1,592	1,700,383
4.375%, 01/30/2024(a)		1,694	1,798,096
4.875%, 10/01/2025(a)		1,315	1,437,939
5.50%, 12/15/2024(a)		4,722	5,246,284
GE Capital Funding LLC 4.40%, 05/15/2030		3,510	4,105,647
Huarong Finance 2017 Co., Ltd. 4.75%, 04/27/2027(a)		400	390,125
Huarong Finance II Co., Ltd. 5.50%, 01/16/2025(a)		7,507	7,546,881
Synchrony Financial 3.95%, 12/01/2027		8,904	9,704,381

			55,216,313

Insurance – 1.1%
ACE Capital Trust II 9.70%, 04/01/2030		750	1,120,470

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Assicurazioni Generali SpA 5.50%, 10/27/2047(a)	EUR	6,630	$9,274,544
Credit Agricole Assurances SA 4.75%, 09/27/2048(a)		3,200	4,456,463
Fairfax Financial Holdings Ltd. 8.30%, 04/15/2026	U.S.$	5,000	6,116,800
Hartford Financial Services Group, Inc. (The) Series ICON 2.25% (LIBOR 3 Month + 2.13%), 02/12/2047(a)(g)		3,275	3,157,002
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		4,117	5,727,365
Prudential Financial, Inc. 5.20%, 03/15/2044		4,029	4,294,390
5.625%, 06/15/2043		2,868	3,017,681
Voya Financial, Inc. 5.65%, 05/15/2053		12,065	12,669,094

			49,833,809

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		710	774,120

REITs – 0.6%
Brixmor Operating Partnership LP 4.05%, 07/01/2030		2,215	2,445,537
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025		886	983,859
5.375%, 04/15/2026		283	319,422
Kite Realty Group LP 4.00%, 10/01/2026		515	548,429
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029		1,047	1,108,679
5.00%, 10/15/2027		75	78,933
Office Properties Income Trust 3.45%, 10/15/2031		2,398	2,341,647
Omega Healthcare Investors, Inc. 4.50%, 01/15/2025		336	363,216
Regency Centers LP 3.60%, 02/01/2027		1,700	1,849,566
Spirit Realty LP 3.20%, 01/15/2027		2,453	2,584,677
3.40%, 01/15/2030		1,800	1,896,048
4.45%, 09/15/2026		1,010	1,117,605

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

STORE Capital Corp. 4.625%, 03/15/2029	U.S.$	1,143	$1,289,441
Trust Fibra Uno 4.869%, 01/15/2030(a)		4,814	5,139,848
VEREIT Operating Partnership LP 3.40%, 01/15/2028		2,588	2,777,907
4.625%, 11/01/2025		1,286	1,434,083
4.875%, 06/01/2026		459	518,849

			26,797,746

			330,385,324

Industrial – 4.7%
Basic – 0.5%
Anglo American Capital PLC 5.625%, 04/01/2030(a)		3,960	4,731,705
ArcelorMittal SA 7.00%, 10/15/2039		1,180	1,646,124
Arconic Corp. 6.00%, 05/15/2025(a)		1,765	1,853,321
CF Industries, Inc. 4.95%, 06/01/2043		75	91,489
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 05/15/2024(a)		1,445	1,538,744
GTL Trade Finance, Inc. 7.25%, 04/16/2044(a)		274	363,786
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 04/29/2024(a)		328	356,761
GUSAP III LP 4.25%, 01/21/2030(a)		1,491	1,565,736
Industrias Penoles SAB de CV 5.65%, 09/12/2049(a)		970	1,175,701
MEGlobal Canada ULC 5.00%, 05/18/2025(a)		1,988	2,174,748
Nexa Resources SA 5.375%, 05/04/2027(a)		5,600	5,942,300
Suzano Austria GmbH 3.75%, 01/15/2031		1,304	1,300,740
5.00%, 01/15/2030		2,100	2,247,630
7.00%, 03/16/2047(a)		478	598,599

			25,587,384

Capital Goods – 0.1%
General Electric Co. Series D 3.446% (LIBOR 3 Month + 3.33%), 12/15/2021(f)(g)		1,203	1,172,949

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Westinghouse Air Brake Technologies Corp. 4.95%, 09/15/2028	U.S.$	2,060	$2,364,365

			3,537,314

Communications - Media – 0.2%
Prosus NV 3.68%, 01/21/2030(a)		5,224	5,321,297
4.027%, 08/03/2050(a)		1,123	1,050,005
Weibo Corp. 3.50%, 07/05/2024		4,574	4,734,547

			11,105,849

Communications - Telecommunications – 0.1%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)		1,741	1,840,066
5.152%, 03/20/2028(a)		1,990	2,246,431

			4,086,497

Consumer Cyclical - Automotive – 0.4%
General Motors Co. 6.125%, 10/01/2025		1,290	1,495,304
6.80%, 10/01/2027		1,832	2,257,445
General Motors Financial Co., Inc. 5.25%, 03/01/2026		146	165,202
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		7,173	7,565,363
Lear Corp. 3.50%, 05/30/2030		855	910,772
3.80%, 09/15/2027		1,378	1,504,707
4.25%, 05/15/2029		545	608,662
Nissan Motor Acceptance Co. LLC 2.80%, 01/13/2022(a)		225	225,875
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		4,615	5,003,306

			19,736,636

Consumer Cyclical - Other – 0.0%
Lennar Corp. 4.75%, 11/29/2027		75	85,523
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		1,526	1,729,828

			1,815,351

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.3%
Altria Group, Inc. 4.80%, 02/14/2029	U.S.$	3,205	$3,653,155
BAT Capital Corp. 2.726%, 03/25/2031		2,470	2,407,904
4.906%, 04/02/2030		5,400	6,121,710
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		1,267	1,252,747

			13,435,516

Energy – 1.6%
Boardwalk Pipelines LP 5.95%, 06/01/2026		1,798	2,088,413
Cenovus Energy, Inc. 4.40%, 04/15/2029		2,000	2,240,480
Continental Resources, Inc./OK 5.75%, 01/15/2031(a)		2,501	2,996,048
Ecopetrol SA 4.625%, 11/02/2031		1,135	1,126,488
5.875%, 09/18/2023-05/28/2045		813	837,950
6.875%, 04/29/2030		4,658	5,368,345
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(a)		884	901,852
Enable Midstream Partners LP 4.40%, 03/15/2027		8,139	8,897,962
4.95%, 05/15/2028		452	505,508
Energy Transfer LP 5.50%, 06/01/2027		7,425	8,601,714
Eni SpA 4.25%, 05/09/2029(a)		1,969	2,230,562
Hess Corp. 7.30%, 08/15/2031		8,898	11,977,242
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/2028(a)		1,143	1,123,212
Oleoducto Central SA 4.00%, 07/14/2027(a)		1,169	1,194,791
ONEOK, Inc. 4.35%, 03/15/2029		3,952	4,398,536
5.85%, 01/15/2026		7,452	8,671,296
6.35%, 01/15/2031		1,880	2,390,100
Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026		1,287	1,418,544
4.65%, 10/15/2025		3,902	4,284,396
Raizen Fuels Finance SA 5.30%, 01/20/2027(a)		2,218	2,429,819

			73,683,258

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
Expedia Group, Inc. 3.25%, 02/15/2030	U.S.$	2,340	$2,408,866
6.25%, 05/01/2025(a)		708	808,735

			3,217,601

Technology – 0.6%
Baidu, Inc. 3.075%, 04/07/2025		797	827,589
3.425%, 04/07/2030		225	234,562
Broadcom, Inc. 3.187%, 11/15/2036(a)		8,786	8,623,371
Dell International LLC/EMC Corp. 4.90%, 10/01/2026		4,940	5,632,291
NXP BV/NXP Funding LLC 5.35%, 03/01/2026(a)		3,499	3,996,077
5.55%, 12/01/2028(a)		1,130	1,363,351
VMware, Inc. 4.50%, 05/15/2025		5,333	5,880,646

			26,557,887

Transportation - Airlines – 0.6%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		4,659	5,450,611
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		1,640	1,822,597
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		8,739	9,508,125
Southwest Airlines Co. 5.25%, 05/04/2025		9,941	11,144,060

			27,925,393

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		378	402,643
5.875%, 07/05/2034(a)		1,672	1,925,703

			2,328,346

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 4.00%, 07/30/2027(a)		4,585	4,722,183

			217,739,215

Utility – 0.7%
Electric – 0.7%
Adani Transmission Ltd. 4.00%, 08/03/2026(a)		3,064	3,229,265

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)	U.S.$	2,474	$2,540,952
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(a)		3,169	2,577,387
Colbun SA 3.15%, 03/06/2030(a)		209	209,758
ComEd Financing III 6.35%, 03/15/2033		3,462	4,251,405
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(a)		3,775	3,668,356
4.375%, 02/15/2031(a)		5,315	5,134,955
Engie Energia Chile SA 3.40%, 01/28/2030(a)		6,432	6,427,176
Kallpa Generacion SA 4.125%, 08/16/2027(a)		2,562	2,655,353
LLPL Capital Pte Ltd. 6.875%, 02/04/2039(a)		3,129	3,589,712

			34,284,319

Total Corporates - Investment Grade (cost $548,772,345)			582,408,858

CORPORATES - NON-INVESTMENT GRADE – 12.4%
Industrial – 9.9%
Basic – 0.6%
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		801	762,096
Cleveland-Cliffs, Inc. 4.875%, 03/01/2031(a)		962	1,002,702
Diamond BC BV 4.625%, 10/01/2029(a)		1,004	1,011,811
ERP Iron Ore, LLC 9.039%, 12/31/2019(h)(i)(j)(k)(l)		118	89,745
Glatfelter Corp. 4.75%, 11/15/2029(a)		1,687	1,718,614
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		454	467,075
Graphic Packaging International LLC 4.75%, 07/15/2027(a)		1,032	1,117,016
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)		2,965	3,212,548
INEOS Group Holdings SA 5.375%, 08/01/2024(a)	EUR	3,215	3,718,435
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(a)		107	124,850

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)	U.S.$	626	$644,567
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(a)		1,808	2,019,229
Kleopatra Finco SARL 4.25%, 03/01/2026(a)	EUR	2,779	3,081,421
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(h)(i)(j)(k)(m)	U.S.$	1,407	– 0	–
Peabody Energy Corp. 8.50% (6.00% Cash and 2.50% PIK), 12/31/2024(a)(l)		1,038	977,070
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024(a)		1,158	1,185,120
Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(a)		667	680,120
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(a)		3,282	3,317,413
Unifrax Escrow Issuer Corp. 5.25%, 09/30/2028(a)		360	360,162
7.50%, 09/30/2029(a)		280	278,379
Valvoline, Inc. 4.25%, 02/15/2030(a)		1,485	1,507,290
WR Grace Holdings LLC 5.625%, 08/15/2029(a)		1,194	1,204,077

			28,479,740

Capital Goods – 0.6%
ARD Finance SA 6.50% (6.50% Cash or 7.25% PIK), 06/30/2027(a)(l)		5,393	5,648,574
Bombardier, Inc. 7.50%, 12/01/2024-03/15/2025(a)		2,675	2,764,169
7.875%, 04/15/2027(a)		1,946	2,023,782
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		1,258	1,241,608
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)		2,778	2,819,726
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		1,047	1,082,336
GFL Environmental, Inc. 4.00%, 08/01/2028(a)		2,642	2,580,362
5.125%, 12/15/2026(a)		273	285,877
LSB Industries, Inc. 6.25%, 10/15/2028(a)		1,035	1,045,888

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Madison IAQ LLC 5.875%, 06/30/2029(a)	U.S.$	3,460		$3,434,050
TK Elevator Holdco GmbH 7.625%, 07/15/2028(a)		1,008		1,068,803
TransDigm, Inc. 6.25%, 03/15/2026(a)		33		34,470
Triumph Group, Inc. 6.25%, 09/15/2024(a)		1,309		1,307,704
7.75%, 08/15/2025		362		367,922
8.875%, 06/01/2024(a)		1,479		1,629,740
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	100		116,236

				27,451,247

Communications - Media – 1.1%
Advantage Sales & Marketing, Inc. 1.00%, 10/28/2027	U.S.$	1,290		1,297,243
6.50%, 11/15/2028(a)		5,620		5,863,121
Altice Financing SA 5.75%, 08/15/2029(a)		7,170		7,061,446
AMC Networks, Inc. 4.25%, 02/15/2029		4,309		4,246,045
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		879		888,898
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	600		693,378
5.375%, 03/01/2025(a)	U.S.$	1,955		2,012,262
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(a)		10,147		10,167,261
CSC Holdings LLC 3.375%, 02/15/2031(a)		459		417,901
5.00%, 11/15/2031(a)		2,775		2,577,586
DISH DBS Corp. 7.75%, 07/01/2026		45		50,088
iHeartCommunications, Inc. 6.375%, 05/01/2026		0	**	367
8.375%, 05/01/2027		147		157,031
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		753		794,498
Mav Acquisition Corp. 5.75%, 08/01/2028(a)		4,782		4,704,819
Meredith Corp. 6.875%, 02/01/2026		293		303,730
National CineMedia LLC 5.875%, 04/15/2028(a)		2,267		2,100,942

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Scripps Escrow II, Inc. 5.375%, 01/15/2031(a)	U.S.$	2,163	$2,120,865
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		2,251	2,152,654
Sirius XM Radio, Inc. 4.00%, 07/15/2028(a)		1,093	1,100,356
Summer BC Bidco B LLC 5.50%, 10/31/2026(a)		876	890,708
Univision Communications, Inc. 6.625%, 06/01/2027(a)		10	10,822

			49,612,021

Communications - Telecommunications – 0.5%
Altice France SA/France 5.125%, 07/15/2029(a)		1,446	1,408,100
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		1,823	1,890,269
Frontier Communications Holdings LLC 6.75%, 05/01/2029(a)		1,042	1,079,523
Iliad Holding SAS 6.50%, 10/15/2026(a)		1,880	1,937,096
7.00%, 10/15/2028(a)		1,525	1,570,887
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(j)(n)		4,941	2,494,217
Kaixo Bondco Telecom SA 5.125%, 09/30/2029(a)	EUR	3,266	3,744,725
Telecom Italia Capital SA 7.721%, 06/04/2038	U.S.$	75	96,080
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(a)		6,529	6,563,734
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(a)		2,496	2,438,792

			23,223,423

Consumer Cyclical - Automotive – 0.5%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	360	425,898
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)	U.S.$	2,682	2,803,119
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(h)(i)(j)(m)		2,273	– 0	–
(First Lien) 11.00%, 10/31/2024(h)(i)(m)		933	– 0	–
Ford Motor Co. 8.50%, 04/21/2023		800	876,640

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(a)(l)	EUR	560	$657,276
3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(a)(l)		623	736,860
Jaguar Land Rover Automotive PLC 5.50%, 07/15/2029(a)	U.S.$	4,207	4,059,461
5.875%, 01/15/2028(a)		546	544,449
7.75%, 10/15/2025(a)		1,661	1,793,299
Mclaren Finance PLC 7.50%, 08/01/2026(a)		6,471	6,466,729
PM General Purchaser LLC 9.50%, 10/01/2028(a)		1,509	1,573,585
Tenneco, Inc. 5.00%, 07/15/2026(b)		680	663,109
7.875%, 01/15/2029(a)		1,764	1,928,652

			22,529,077

Consumer Cyclical - Entertainment – 0.9%
Carnival Corp. 4.00%, 08/01/2028(a)		3,341	3,338,862
5.75%, 03/01/2027(a)		6,142	6,249,485
9.875%, 08/01/2027(a)		1,508	1,737,985
Cedar Fair LP 5.25%, 07/15/2029		996	1,032,215
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		9,553	9,935,025
NCL Corp., Ltd. 5.875%, 03/15/2026(a)		2,194	2,202,995
Royal Caribbean Cruises Ltd. 5.50%, 08/31/2026-04/01/2028(a)		4,699	4,780,988
10.875%, 06/01/2023(a)		2,193	2,455,064
11.50%, 06/01/2025(a)		2,358	2,684,418
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		4,017	4,302,448
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		820	872,086
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		1,057	1,025,015
13.00%, 05/15/2025(a)		1,888	2,164,573
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		1,376	1,370,537
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		75	74,594

			44,226,290

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.5%
Adams Homes, Inc. 7.50%, 02/15/2025(a)	U.S.$	2,232	$2,334,002
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		937	939,783
6.25%, 09/15/2027(a)		1,846	1,926,744
Caesars Entertainment, Inc. 4.625%, 10/15/2029(a)		1,713	1,723,227
Empire Communities Corp. 7.00%, 12/15/2025(a)		1,386	1,442,188
Everi Holdings, Inc. 5.00%, 07/15/2029(a)		614	628,810
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(a)		1,383	1,473,517
Hilton Domestic Operating Co., Inc. 5.375%, 05/01/2025(a)		314	327,637
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		1,896	1,890,084
5.00%, 06/01/2029(a)		682	696,001
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		846	887,869
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(a)		810	850,743
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(a)		2,392	2,436,850
5.875%, 09/01/2031(a)		2,392	2,439,912
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		688	682,482
Travel + Leisure Co. 4.625%, 03/01/2030(a)		717	743,386
6.625%, 07/31/2026(a)		2,404	2,683,754
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(a)		75	76,303

			24,183,292

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		3,046	3,038,537

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IRB Holding Corp. 6.75%, 02/15/2026(a)	U.S.$	1,031	$1,055,105

			4,093,642

Consumer Cyclical - Retailers – 0.6%
Arko Corp. 5.125%, 11/15/2029(a)		2,345	2,286,469
Bath & Body Works, Inc. 5.25%, 02/01/2028		252	271,903
6.75%, 07/01/2036		704	845,567
6.875%, 11/01/2035		2,210	2,684,399
7.50%, 06/15/2029		236	266,647
9.375%, 07/01/2025(a)		185	230,260
Dufry One BV 2.50%, 10/15/2024(a)	EUR	1,810	2,061,791
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)	U.S.$	1,143	1,106,744
Gap, Inc. (The) 3.625%, 10/01/2029(a)		956	937,597
3.875%, 10/01/2031(a)		718	704,408
Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)		2,159	2,182,360
7.875%, 05/01/2029(a)		4,529	4,588,556
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(a)		1,480	1,601,789
Rite Aid Corp. 7.50%, 07/01/2025(a)		2,417	2,429,061
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		1,365	1,421,497
SRS Distribution, Inc. 6.125%, 07/01/2029(a)		548	563,695
Staples, Inc. 7.50%, 04/15/2026(a)		1,173	1,187,932
10.75%, 04/15/2027(a)		1,108	1,057,708
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		1,216	1,323,944
William Carter Co. (The) 5.50%, 05/15/2025(a)		154	161,143

			27,913,470

Consumer Non-Cyclical – 0.8%
AdaptHealth LLC 4.625%, 08/01/2029(a)		241	238,689
5.125%, 03/01/2030(a)		1,286	1,293,279
6.125%, 08/01/2028(a)		1,265	1,341,672

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)	U.S.$	799	$835,978
4.875%, 02/15/2030(a)		82	87,882
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		223	237,301
Bausch Health Cos., Inc. 6.125%, 04/15/2025(a)		363	369,980
CHS/Community Health Systems, Inc. 6.875%, 04/15/2029(a)		2,079	2,138,605
Cidron Aida Finco SARL 5.00%, 04/01/2028(a)	EUR	496	564,718
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)	U.S.$	642	619,292
Grifols Escrow Issuer SA 4.75%, 10/15/2028(a)		1,399	1,421,720
Jazz Securities DAC 4.375%, 01/15/2029(a)		1,278	1,314,679
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)(j)(n)		548	246,682
5.625%, 10/15/2023(a)(j)(n)		107	48,027
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)		1,420	1,413,170
5.25%, 10/01/2029(a)		2,874	2,921,105
Option Care Health, Inc. 4.375%, 10/31/2029(a)		2,912	2,940,567
Organon & Co./Organon Foreign Debt Co-Issuer BV 5.125%, 04/30/2031(a)		1,527	1,574,948
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		3,294	3,492,826
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		4,840	5,107,119
Sunshine Mid BV 6.50%, 05/15/2026(a)	EUR	2,077	2,471,265
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)	U.S.$	1,264	1,263,140
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		656	680,475
US Foods, Inc. 4.75%, 02/15/2029(a)		3,990	4,038,598
Vizient, Inc. 6.25%, 05/15/2027(a)		561	587,030

			37,248,747

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 2.1%
Antero Resources Corp. 8.375%, 07/15/2026(a)	U.S.$	655	$737,150
Athabasca Oil Corp. 9.75%, 11/01/2026(m)		3,771	3,799,094
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		2,125	2,284,290
Bonanza Creek Energy, Inc. 5.00%, 10/15/2026(a)		2,069	2,089,773
7.50%, 04/30/2026		55	55,712
Callon Petroleum Co. 8.00%, 08/01/2028(a)		3,229	3,253,347
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		737	752,661
CITGO Petroleum Corp. 7.00%, 06/15/2025(a)		2,880	2,965,622
CNX Resources Corp. 6.00%, 01/15/2029(a)		1,514	1,597,648
Comstock Resources, Inc. 5.875%, 01/15/2030(a)		2,852	2,966,508
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.50%, 06/15/2031(a)		2,348	2,452,204
Diamond Foreign Asset Co./Diamond Finance LLC 9.00% (9.00% Cash or 13.00 % PIK), 04/22/2027(a)(l)		87	87,678
9.00% (9.00% Cash or 13.00 % PIK), 04/22/2027(l)		76	76,680
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		1,100	1,149,841
EnLink Midstream LLC 5.625%, 01/15/2028(a)		4,206	4,462,061
EnLink Midstream Partners LP 4.40%, 04/01/2024		318	332,320
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		1,149	1,112,588
6.50%, 10/01/2025		179	176,351
7.75%, 02/01/2028		4,346	4,299,976
8.00%, 01/15/2027		1,356	1,362,861
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		1,924	1,993,149
Gulfport Energy Corp. 6.00%, 10/15/2024(j)		438	24,090
6.375%, 05/15/2025-01/15/2026(j)		2,545	139,975
6.625%, 05/01/2023(j)		236	12,980

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gulfport Energy Operating Corp. 8.00%, 05/17/2026(a)	U.S.$	943	$1,043,534
Harbour Energy PLC 5.50%, 10/15/2026(a)		2,591	2,593,539
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		636	636,343
5.625%, 02/15/2026(a)		2,739	2,836,070
Independence Energy Finance LLC 7.25%, 05/01/2026(a)		2,362	2,458,866
Ithaca Energy North Sea PLC 9.00%, 07/15/2026(a)		2,194	2,261,663
ITT Holdings LLC 6.50%, 08/01/2029(a)		3,258	3,266,210
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		1,294	1,262,012
7.50%, 01/15/2028(a)		1,372	1,314,966
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		3,422	3,334,534
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		6,150	6,243,664
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		1,441	1,390,147
Occidental Petroleum Corp. 3.20%, 08/15/2026		771	783,714
5.875%, 09/01/2025		1,121	1,244,310
8.00%, 07/15/2025		1,755	2,076,025
8.50%, 07/15/2027		891	1,113,937
8.875%, 07/15/2030		891	1,208,339
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(a)		2,420	2,348,150
Renewable Energy Group, Inc. 5.875%, 06/01/2028(a)		550	578,358
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		1,560	1,570,405
Sunnova Energy Corp. 5.875%, 09/01/2026(a)		1,566	1,598,463
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032(a)		4,769	4,919,319
6.50%, 07/15/2027		775	833,133
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		400	407,123
Transocean, Inc. 7.50%, 01/15/2026(a)		1,061	855,261
8.00%, 02/01/2027(a)		2,513	1,921,390

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vantage Drilling International 7.125%, 04/01/2023(h)(i)(j)	U.S.$	3,068	$	– 0	–
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031(a)		1,325		1,372,488
Western Midstream Operating LP 3.95%, 06/01/2025		207		218,108
4.65%, 07/01/2026		3,058		3,312,640
4.75%, 08/15/2028		1,490		1,639,089
5.30%, 02/01/2030		1,254		1,374,409

				96,200,768

Other Industrial – 0.0%
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)		75		75,352

Services – 0.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.00%, 06/01/2029(a)		1,258		1,238,979
9.75%, 07/15/2027(a)		1,513		1,632,920
ANGI Group LLC 3.875%, 08/15/2028(a)		458		448,093
APX Group, Inc. 5.75%, 07/15/2029(a)		5,817		5,766,043
6.75%, 02/15/2027(a)		3,506		3,709,839
Cars.com, Inc. 6.375%, 11/01/2028(a)		2,427		2,537,162
eDreams ODIGEO SA 5.50%, 09/01/2023(a)	EUR	1,227		1,410,157
Garda World Security Corp. 9.50%, 11/01/2027(a)	U.S.$	3,358		3,623,584
ION Trading Technologies SARL 5.75%, 05/15/2028(a)		1,784		1,836,949
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		3,319		3,373,764
MoneyGram International, Inc. 5.375%, 08/01/2026(a)		1,284		1,290,343
Monitronics International, Inc. Zero Coupon, 04/01/2020(h)(i)(j)(k)		1,835		– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		1,698		1,687,371
5.75%, 11/01/2028(a)		4,123		3,761,042
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(a)		473		484,910
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		1,231		1,305,709

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Verscend Escrow Corp. 9.75%, 08/15/2026(a)	U.S.$	4,000	$4,238,160
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		1,252	1,295,795

			39,640,820

Technology – 0.5%
Austin BidCo, Inc. 7.125%, 12/15/2028(a)		947	977,834
Avaya, Inc. 6.125%, 09/15/2028(a)		3,860	4,019,032
Cablevision Lightpath LLC 5.625%, 09/15/2028(a)		1,847	1,826,960
CommScope, Inc. 4.75%, 09/01/2029(a)		2,381	2,335,428
8.25%, 03/01/2027(a)		1,061	1,081,276
NCR Corp. 5.125%, 04/15/2029(a)		2,517	2,574,639
5.75%, 09/01/2027(a)		473	497,052
6.125%, 09/01/2029(a)		366	393,410
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		165	168,404
8.25%, 02/01/2028(a)		1,836	1,955,120
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		6,350	6,581,838
Xerox Corp. 4.375%, 03/15/2023		27	27,881

			22,438,874

Transportation - Airlines – 0.1%
Air Canada 3.875%, 08/15/2026(a)		667	675,791
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		2,470	2,593,079
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		449	502,778
United Airlines, Inc. 4.625%, 04/15/2029(a)		767	790,961

			4,562,609

Transportation - Services – 0.2%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/2026(a)		2,342	2,363,101
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(a)		787	822,714

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)	EUR	264	$305,178
BCP V Modular Services Finance PLC 6.75%, 11/30/2029(a)		1,991	2,253,308
EC Finance PLC 3.00%, 10/15/2026(a)		869	1,015,795
Modulaire Global Finance PLC 8.00%, 02/15/2023(a)	U.S.$	1,258	1,281,940

			8,042,036

			459,921,408

Financial Institutions – 2.1%
Banking – 0.8%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		4,513	4,618,424
7.00%, 01/15/2026(a)		824	874,833
Ally Financial, Inc. Series B 4.70%, 05/15/2026(f)		5,227	5,420,922
Banco Bilbao Vizcaya Argentaria SA Series 9 6.50%, 03/05/2025(f)		1,800	1,933,218
CaixaBank SA 5.875%, 10/09/2027(a)(f)	EUR	2,400	3,170,334
Credit Suisse Group AG 6.25%, 12/18/2024(a)(f)	U.S.$	640	690,726
6.375%, 08/21/2026(a)(f)		3,961	4,314,004
7.50%, 07/17/2023-12/11/2023(a)(f)		7,239	7,764,142
Discover Financial Services Series D 6.125%, 06/23/2025(f)		2,197	2,453,038
Exide Global Holding NETH 10.75%, 06/30/2024(h)(i)(m)		1,124	1,102,696
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		999	1,076,702
Societe Generale SA 8.00%, 09/29/2025(a)(f)		2,015	2,350,840

			35,769,879

Brokerage – 0.1%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		4,330	4,810,154
NFP Corp. 6.875%, 08/15/2028(a)		2,285	2,323,525

			7,133,679

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.4%
Aircastle Ltd. 5.25%, 06/15/2026(a)(f)	U.S.$	2,825	$2,898,676
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		3,299	3,290,489
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		157	163,244
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		3,140	3,190,805
Enova International, Inc. 8.50%, 09/01/2024(a)		3,418	3,477,336
goeasy Ltd. 5.375%, 12/01/2024(a)		2,145	2,205,768
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		578	586,260
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	759	881,721
Navient Corp. 6.50%, 06/15/2022	U.S.$	71	72,995

			16,767,294

Insurance – 0.3%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(a)		4,241	4,289,517
10.125%, 08/01/2026(a)		831	924,678
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(a)		2,948	3,049,824
Ardonagh Midco 2 PLC 11.50% (11.50% Cash or 12.75% PIK), 01/15/2027(a)(l)		2,521	2,764,066
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		3,179	3,164,790

			14,192,875

Other Finance – 0.3%
Altice France Holding SA 10.50%, 05/15/2027(a)		3,024	3,276,655
Intrum AB 3.00%, 09/15/2027(a)	EUR	1,490	1,666,081
3.50%, 07/15/2026(a)		1,040	1,199,499
Nordic Aviation Capital 5.04%, 02/27/2024(h)	U.S.$	12,727	9,354,596

			15,496,831

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITs – 0.2%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	1,488	$1,451,990
5.75%, 05/15/2026(a)		621	642,207
Diversified Healthcare Trust 9.75%, 06/15/2025		1,389	1,508,829
Iron Mountain, Inc. 4.875%, 09/15/2027(a)		75	77,339
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(a)		628	675,954
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/2029(a)		1,270	1,289,279
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 04/01/2027(a)		2,979	3,258,490

			8,904,088

			98,264,646

Utility – 0.4%
Electric – 0.3%
NRG Energy, Inc. 6.625%, 01/15/2027		23	23,905
Talen Energy Supply LLC 6.50%, 06/01/2025		1,092	667,332
7.25%, 05/15/2027(a)		850	814,070
10.50%, 01/15/2026(a)		6,486	4,293,927
Vistra Corp. 8.00%, 10/15/2026(a)(f)		7,597	7,974,495

			13,773,729

Other Utility – 0.1%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		1,727	1,821,968

			15,595,697

Total Corporates - Non-Investment Grade (cost $567,543,735)			573,781,751

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 7.1%
Agency Fixed Rate 30-Year – 7.1%
Federal Home Loan Mortgage Corp. Series 2020 2.50%, 08/01/2050-09/01/2050	U.S.$	102,523	$106,166,118
4.50%, 02/01/2050		4,702	5,183,804
Federal National Mortgage Association Series 1998 8.00%, 06/01/2028		3	3,156
Series 1999 7.50%, 11/01/2029		7	8,099
Series 2020 4.50%, 02/01/2050		9,023	9,896,488
Government National Mortgage Association Series 2021 2.50%, 11/01/2051, TBA		78,250	80,432,439
Uniform Mortgage-Backed Security Series 2021 3.50%, 11/01/2051, TBA		13,429	14,190,449
3.00%, 11/01/2051, TBA		110,847	115,628,062

Total Mortgage Pass-Throughs (cost $334,808,031)			331,508,615

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.5%
Risk Share Floating Rate – 4.8%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 1.939% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(g)		944	944,098
Series 2019-1A, Class M2 2.789% (LIBOR 1 Month + 2.70%), 03/25/2029(a)(g)		1,340	1,345,392
Series 2019-2A, Class M1C 2.089% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(g)		9,029	9,051,625
Series 2019-3A, Class M1C 2.039% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(g)		15,567	15,566,994
Eagle RE Ltd. Series 2018-1, Class M1 1.789% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(g)		513	513,672

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.339% (LIBOR 1 Month + 4.25%), 11/25/2023(g)	U.S.$	1,713	$1,766,531
Series 2014-DN3, Class M3 4.089% (LIBOR 1 Month + 4.00%), 08/25/2024(g)		1,121	1,147,813
Series 2014-HQ2, Class M3 3.839% (LIBOR 1 Month + 3.75%), 09/25/2024(g)		580	599,519
Series 2015-DN1, Class B 11.589% (LIBOR 1 Month + 11.50%), 01/25/2025(g)		2,035	2,072,636
Series 2015-DNA2, Class B 7.639% (LIBOR 1 Month + 7.55%), 12/25/2027(g)		1,483	1,598,974
Series 2015-DNA3, Class B 9.439% (LIBOR 1 Month + 9.35%), 04/25/2028(g)		2,464	2,673,675
Series 2015-HQA1, Class B 8.889% (LIBOR 1 Month + 8.80%), 03/25/2028(g)		1,571	1,674,663
Series 2016-DNA1, Class B 10.086% (LIBOR 1 Month + 10.00%), 07/25/2028(g)		2,221	2,479,728
Series 2016-DNA2, Class M3 4.739% (LIBOR 1 Month + 4.65%), 10/25/2028(g)		3,978	4,124,982
Series 2016-DNA4, Class M3 3.889% (LIBOR 1 Month + 3.80%), 03/25/2029(g)		4,419	4,569,068
Series 2016-HQA2, Class M3 5.239% (LIBOR 1 Month + 5.15%), 11/25/2028(g)		6,210	6,444,751
Series 2017-DNA1, Class M2 3.339% (LIBOR 1 Month + 3.25%), 07/25/2029(g)		2,414	2,489,036
Series 2017-DNA2, Class B1 5.239% (LIBOR 1 Month + 5.15%), 10/25/2029(g)		5,178	5,660,792
Series 2017-DNA2, Class M2 3.539% (LIBOR 1 Month + 3.45%), 10/25/2029(g)		1,168	1,205,662
Series 2017-DNA3, Class B1 4.539% (LIBOR 1 Month + 4.45%), 03/25/2030(g)		4,550	4,836,057

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-HQA3, Class B1 4.539% (LIBOR 1 Month + 4.45%), 04/25/2030(g)	U.S.$	9,090	$9,605,467
Series 2018-DNA2, Class B1 3.789% (LIBOR 1 Month + 3.70%), 12/25/2030(a)(g)		7,000	7,287,527
Series 2018-HQA1, Class B1 4.439% (LIBOR 1 Month + 4.35%), 09/25/2030(g)		4,520	4,715,622
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.489% (LIBOR 1 Month + 4.40%), 01/25/2024(g)		2,439	2,517,358
Series 2014-C04, Class 1M2 4.989% (LIBOR 1 Month + 4.90%), 11/25/2024(g)		3,307	3,440,055
Series 2014-C04, Class 2M2 5.089% (LIBOR 1 Month + 5.00%), 11/25/2024(g)		311	316,783
Series 2015-C02, Class 2M2 4.089% (LIBOR 1 Month + 4.00%), 05/25/2025(g)		141	141,158
Series 2015-C03, Class 1M2 5.089% (LIBOR 1 Month + 5.00%), 07/25/2025(g)		1,367	1,406,810
Series 2015-C03, Class 2M2 5.089% (LIBOR 1 Month + 5.00%), 07/25/2025(g)		145	146,342
Series 2015-C04, Class 1M2 5.789% (LIBOR 1 Month + 5.70%), 04/25/2028(g)		3,255	3,443,889
Series 2015-C04, Class 2M2 5.639% (LIBOR 1 Month + 5.55%), 04/25/2028(g)		1,619	1,697,962
Series 2016-C01, Class 1M2 6.839% (LIBOR 1 Month + 6.75%), 08/25/2028(g)		1,902	2,008,109
Series 2016-C01, Class 2M2 7.039% (LIBOR 1 Month + 6.95%), 08/25/2028(g)		734	778,241
Series 2016-C02, Class 1M2 6.089% (LIBOR 1 Month + 6.00%), 09/25/2028(g)		4,703	4,918,877
Series 2016-C04, Class 1M2 4.339% (LIBOR 1 Month + 4.25%), 01/25/2029(g)		421	436,216

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C05, Class 2B 10.839% (LIBOR 1 Month + 10.75%), 01/25/2029(g)	U.S.$	2,742	$2,956,726
Series 2016-C05, Class 2M2 4.539% (LIBOR 1 Month + 4.45%), 01/25/2029(g)		3,626	3,774,003
Series 2016-C07, Class 2B 9.589% (LIBOR 1 Month + 9.50%), 05/25/2029(g)		1,188	1,276,043
Series 2016-C07, Class 2M2 4.439% (LIBOR 1 Month + 4.35%), 05/25/2029(g)		474	494,218
Series 2017-C01, Class 1B1 5.839% (LIBOR 1 Month + 5.75%), 07/25/2029(g)		11,579	12,775,185
Series 2017-C02, Class 2B1 5.589% (LIBOR 1 Month + 5.50%), 09/25/2029(g)		4,031	4,435,658
Series 2017-C03, Class 1B1 4.939% (LIBOR 1 Month + 4.85%), 10/25/2029(g)		7,080	7,647,494
Series 2017-C05, Class 1B1 3.689% (LIBOR 1 Month + 3.60%), 01/25/2030(g)		7,280	7,611,719
Series 2017-C07, Class 2B1 4.539% (LIBOR 1 Month + 4.45%), 05/25/2030(g)		4,276	4,467,244
Series 2018-C01, Class 1B1 3.639% (LIBOR 1 Month + 3.55%), 07/25/2030(g)		8,575	8,844,617
Series 2018-C03, Class 1B1 3.839% (LIBOR 1 Month + 3.75%), 10/25/2030(g)		7,250	7,560,254
Series 2018-C05, Class 1B1 4.339% (LIBOR 1 Month + 4.25%), 01/25/2031(g)		6,873	7,229,918
Home Re Ltd. Series 2019-1, Class B1 4.439% (LIBOR 1 Month + 4.35%), 05/25/2029(g)(m)		2,000	2,060,317
Series 2020-1, Class M2 5.339% (LIBOR 1 Month + 5.25%), 10/25/2030(a)(g)		4,734	4,887,530
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.339% (LIBOR 1 Month + 4.25%), 11/25/2024(g)(m)		499	483,294

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.589% (LIBOR 1 Month + 5.50%), 10/25/2025(g)(m)	U.S.$	893	$899,578
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 2.989% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(g)		10,015	10,017,504
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.088% (LIBOR 1 Month + 2.00%), 03/27/2024(a)(g)		1,328	1,327,842
Series 2019-2R, Class A 2.838% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(g)		1,962	1,942,660
Series 2019-3R, Class A 2.788% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(g)		636	635,942
Series 2020-1R, Class A 2.438% (LIBOR 1 Month + 2.35%), 02/27/2023(g)(m)		3,049	3,048,565
Radnor Re Ltd. Series 2018-1, Class M2 2.789% (LIBOR 1 Month + 2.70%), 03/25/2028(a)(g)		721	725,506
Series 2019-1, Class M1B 2.039% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(g)		2,673	2,675,016
Series 2019-1, Class M2 3.289% (LIBOR 1 Month + 3.20%), 02/25/2029(a)(g)		6,106	6,160,432
Traingle Re Ltd. Series 2021-3, Class M1A 1.949% (SOFR + 1.90%), 02/25/2034(a)(g)		8,174	8,194,093
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.339% (LIBOR 1 Month + 5.25%), 11/25/2025(g)(m)		313	300,787

			226,058,229

Agency Floating Rate – 0.6%
Federal Home Loan Mortgage Corp. REMICs Series 3119, Class PI 7.11% (7.20% – LIBOR 1 Month), 02/15/2036(g)(o)		1,159	283,387

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 3856, Class KS 6.46% (6.55% – LIBOR 1 Month), 05/15/2041(g)(o)	U.S.$	7,029	$1,308,834
Series 4248, Class SL 5.96% (6.05% – LIBOR 1 Month), 05/15/2041(g)(o)		647	102,430
Series 4372, Class JS 6.01% (6.10% – LIBOR 1 Month), 08/15/2044(g)(o)		3,519	713,689
Series 4570, Class ST 5.91% (6.00% – LIBOR 1 Month), 04/15/2046(g)(o)		1,569	361,451
Series 4735, Class SA 6.11% (6.20% – LIBOR 1 Month), 12/15/2047(g)(o)		7,904	1,871,234
Series 4763, Class SB 6.91% (7.00% – LIBOR 1 Month), 03/15/2048(g)(o)		11,578	2,544,230
Series 4774, Class BS 6.11% (6.20% – LIBOR 1 Month), 02/15/2048(g)(o)		6,076	1,048,618
Series 4774, Class SL 6.11% (6.20% – LIBOR 1 Month), 04/15/2048(g)(o)		7,987	1,411,009
Series 4927, Class SJ 5.961% (6.05% – LIBOR 1 Month), 11/25/2049(g)(o)		3,266	677,317
Federal National Mortgage Association REMICs Series 2013-4, Class ST 6.061% (6.15% – LIBOR 1 Month), 02/25/2043(g)(o)		2,267	441,469
Series 2014-88, Class BS 6.061% (6.15% – LIBOR 1 Month), 01/25/2045(g)(o)		1,934	424,702
Series 2015-90, Class SA 6.061% (6.15% – LIBOR 1 Month), 12/25/2045(g)(o)		16,937	3,988,514
Series 2016-69, Class DS 6.011% (6.10% – LIBOR 1 Month), 10/25/2046(g)(o)		25,803	4,125,635
Series 2017-49, Class SP 6.061% (6.15% – LIBOR 1 Month), 07/25/2047(g)(o)		2,263	527,654
Series 2018-32, Class SB 6.111% (6.20% – LIBOR 1 Month), 05/25/2048(g)(o)		4,478	1,029,989

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-45, Class SL 6.111% (6.20% – LIBOR 1 Month), 06/25/2048(g)(o)	U.S.$	3,138	$760,926
Series 2018-57, Class SL 6.111% (6.20% – LIBOR 1 Month), 08/25/2048(g)(o)		10,415	1,922,081
Series 2018-58, Class SA 6.111% (6.20% – LIBOR 1 Month), 08/25/2048(g)(o)		4,314	785,378
Series 2018-59, Class HS 6.111% (6.20% – LIBOR 1 Month), 08/25/2048(g)(o)		11,002	1,996,965
Series 2019-25, Class SA 5.961% (6.05% – LIBOR 1 Month), 06/25/2049(g)(o)		4,123	837,410
Series 2019-60, Class SJ 5.961% (6.05% – LIBOR 1 Month), 10/25/2049(g)(o)		3,770	793,422

			27,956,344

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		973	742,372
CHL Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 04/25/2037		517	353,174
Series 2007-HY4, Class 1A1 2.901%, 09/25/2047		189	181,684
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.18%, 03/25/2037		117	117,226
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		360	217,880
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.717%, 12/28/2037		719	719,939

			2,332,275

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.339% (LIBOR 1 Month + 0.25%), 04/25/2037(g)		367	98,164

46 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-10H, Class 2AIO 6.918% (7.00% – LIBOR 1 Month), 07/25/2037(g)(o)	U.S.$	264	$46,177

			144,341

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/2037(p)		1,309	35,735
Series 2016-26, Class IO 5.00%, 05/25/2046(p)		467	79,078

			114,813

Total Collateralized Mortgage Obligations (cost $252,029,680)			256,606,002

EMERGING MARKETS - SOVEREIGNS – 5.0%
Angola – 0.5%
Angolan Government International Bond 8.00%, 11/26/2029(a)		6,780	6,715,590
8.25%, 05/09/2028(a)		460	461,955
9.125%, 11/26/2049(a)		11,122	10,818,230
9.50%, 11/12/2025(a)		4,256	4,593,288

			22,589,063

Bahrain – 0.4%
Bahrain Government International Bond 5.45%, 09/16/2032(a)		7,434	7,259,766
6.75%, 09/20/2029(a)		1,709	1,843,370
7.00%, 10/12/2028(a)		2,107	2,305,190
7.375%, 05/14/2030(a)		1,961	2,181,367
CBB International Sukuk Programme Co. WLL 4.50%, 03/30/2027(a)		1,087	1,140,874
6.25%, 11/14/2024(a)		2,362	2,556,570

			17,287,137

Costa Rica – 0.2%
Costa Rica Government International Bond 6.125%, 02/19/2031(a)		4,214	4,320,140
7.158%, 03/12/2045(a)		3,804	3,836,810

			8,156,950

Dominican Republic – 0.3%
Dominican Republic International Bond 4.50%, 01/30/2030(a)		9,442	9,541,141

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.875%, 09/23/2032(a)	U.S.$	3,361	$3,414,146
6.40%, 06/05/2049(a)		2,287	2,423,934

			15,379,221

Ecuador – 0.3%
Ecuador Government International Bond Zero Coupon, 07/31/2030(a)		626	333,416
0.50%, 07/31/2040(a)		1,114	665,466
1.00%, 07/31/2035(a)		13,152	8,663,694
5.00%, 07/31/2030(a)		2,144	1,771,778

			11,434,354

Egypt – 0.6%
Egypt Government International Bond 5.75%, 05/29/2024(a)		6,333	6,515,074
6.125%, 01/31/2022(a)		581	583,905
6.20%, 03/01/2024(a)		4,724	4,918,865
6.588%, 02/21/2028(a)		1,000	977,500
7.053%, 01/15/2032(a)		2,597	2,424,949
7.50%, 01/31/2027(a)		6,064	6,278,135
7.60%, 03/01/2029(a)		217	217,271
7.625%, 05/29/2032(a)		5,226	5,043,090

			26,958,789

El Salvador – 0.1%
El Salvador Government International Bond 7.125%, 01/20/2050(a)		628	446,390
8.625%, 02/28/2029(a)		7,640	6,060,908

			6,507,298

Ghana – 0.4%
Ghana Government International Bond 6.375%, 02/11/2027(a)		13,133	11,688,370
7.75%, 04/07/2029(a)		2,161	1,912,485
7.875%, 03/26/2027(a)		2,415	2,221,800
8.625%, 04/07/2034(a)		1,769	1,547,875
8.627%, 06/16/2049(a)		238	199,920
8.95%, 03/26/2051(a)		1,313	1,112,767
10.75%, 10/14/2030(a)		693	800,415

			19,483,632

Honduras – 0.0%
Honduras Government International Bond 6.25%, 01/19/2027(a)		1,555	1,623,809

Ivory Coast – 0.1%
Ivory Coast Government International Bond 4.875%, 01/30/2032(a)	EUR	1,195	1,350,597
6.125%, 06/15/2033(a)	U.S.$	1,654	1,737,527

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375%, 03/03/2028(a)	U.S.$	1,377	$1,501,188

			4,589,312

Kenya – 0.2%
Republic of Kenya Government International Bond 6.875%, 06/24/2024(a)		620	666,500
7.00%, 05/22/2027(a)		1,680	1,774,500
7.25%, 02/28/2028(a)		1,639	1,757,827
8.00%, 05/22/2032(a)		3,420	3,693,600

			7,892,427

Lebanon – 0.0%
Lebanon Government International Bond 6.60%, 11/27/2026(a)(j)(n)		1,284	192,998
6.65%, 04/22/2024(a)(j)(n)		507	74,782
6.85%, 03/23/2027(a)(j)(n)		1,053	158,498

			426,278

Nigeria – 0.4%
Nigeria Government International Bond 6.125%, 09/28/2028(a)		5,399	5,351,759
7.625%, 11/21/2025-11/28/2047(a)		11,691	12,235,794
7.696%, 02/23/2038(a)		1,729	1,656,922
7.875%, 02/16/2032(a)		426	432,337

			19,676,812

Oman – 0.3%
Oman Government International Bond 4.875%, 02/01/2025(a)		3,371	3,517,006
5.375%, 03/08/2027(a)		4,550	4,766,978
6.00%, 08/01/2029(a)		4,272	4,574,511
6.25%, 01/25/2031(a)		2,630	2,841,222

			15,699,717

Pakistan – 0.1%
Pakistan Government International Bond 6.00%, 04/08/2026(a)		2,282	2,287,956
6.875%, 12/05/2027(a)		245	250,099
7.375%, 04/08/2031(a)		3,816	3,859,350

			6,397,405

Senegal – 0.3%
Senegal Government International Bond 6.25%, 05/23/2033(a)		5,158	5,313,707
6.75%, 03/13/2048(a)		6,453	6,399,763

			11,713,470

South Africa – 0.6%
Republic of South Africa Government International Bond 4.30%, 10/12/2028		425	428,134

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.85%, 09/30/2029	U.S.$	9,846	$10,084,766
5.65%, 09/27/2047		2,762	2,614,060
5.75%, 09/30/2049		10,390	9,901,670
5.875%, 06/22/2030(b)		2,797	3,064,988
6.30%, 06/22/2048		2,368	2,431,344

			28,524,962

Sri Lanka – 0.0%
Sri Lanka Government International Bond 6.20%, 05/11/2027(a)		285	178,535

Ukraine – 0.2%
Ukraine Government International Bond 7.253%, 03/15/2033(a)		4,689	4,766,075
7.375%, 09/25/2032(a)		3,586	3,690,891

			8,456,966

Total Emerging Markets - Sovereigns (cost $232,304,692)			232,976,137

COLLATERALIZED LOAN OBLIGATIONS – 3.0%
CLO - Floating Rate – 3.0%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.122% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(g)		9,437	9,443,229
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class D 4.132% (LIBOR 3 Month + 4.00%), 01/20/2032(a)(g)		1,900	1,903,505
Series 2021-1A, Class D 3.197% (LIBOR 3 Month + 3.05%), 07/20/2034(a)(g)		2,750	2,750,236
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 3.224% (LIBOR 3 Month + 3.10%), 04/15/2034(a)(g)		2,750	2,750,437
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 1.875% (LIBOR 3 Month + 1.75%), 04/26/2031(a)(g)		5,300	5,281,938
BlueMountain Fuji US CLO Ltd. Series 2017-2A, Class D 6.282% (LIBOR 3 Month + 6.15%), 10/20/2030(a)(g)		3,300	3,256,377

50 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CBAM Ltd. Series 2018-7A, Class B1 1.732% (LIBOR 3 Month + 1.60%), 07/20/2031(a)(g)	U.S.$	1,996	$1,996,663
CIFC Funding 2020-IV Ltd. Series 2020-4A, Class D 3.524% (LIBOR 3 Month + 3.40%), 01/15/2034(a)(g)		300	301,009
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 6.422% (LIBOR 3 Month + 6.30%), 07/18/2030(a)(g)		605	603,382
Dryden CLO Ltd. Series 2020-78A, Class C 2.072% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(g)		1,480	1,482,022
Series 2020-78A, Class D 3.122% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(g)		6,824	6,834,178
Elevation CLO Ltd. Series 2020-11A, Class D1 3.974% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(g)		4,490	4,500,915
Elmwood CLO VII Ltd. Series 2020-4A, Class D 3.722% (LIBOR 3 Month + 3.60%), 01/17/2034(a)(g)		4,200	4,223,759
Elmwood CLO VIII Ltd. Series 2021-1A, Class D1 3.132% (LIBOR 3 Month + 3.00%), 01/20/2034(a)(g)		1,000	998,461
Elmwood CLO XII Ltd. Series 2021-5A, Class D 3.176% (LIBOR 3 Month + 3.05%), 01/20/2035(a)(g)		4,850	4,850,000
Generate CLO 7 Ltd. Series 2019-2A, Class A1 1.498% (LIBOR 3 Month + 1.37%), 01/22/2033(a)(g)		4,400	4,401,690
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class DR2 3.13% (LIBOR 3 Month + 3.00%), 10/29/2029(a)(g)		2,815	2,811,127
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 1.755% (LIBOR 3 Month + 1.63%), 04/26/2031(a)(g)		5,300	5,300,647

abfunds.com	AB INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 1.932% (LIBOR 3 Month + 1.80%), 07/21/2031(a)(g)	U.S.$	1,826	$1,825,945
Series 2018-1A, Class C 3.332% (LIBOR 3 Month + 3.20%), 07/21/2031(a)(g)		2,000	1,900,714
Kayne CLO 7 Ltd. Series 2020-7A, Class A1 1.322% (LIBOR 3 Month + 1.20%), 04/17/2033(a)(g)		2,663	2,668,155
Madison Park Funding LI Ltd. Series 2021-51A, Class D 3.20% (LIBOR 3 Month + 3.05%), 07/19/2034(a)(g)		3,650	3,650,325
Magnetite XXV Ltd. Series 2020-25A, Class D 3.424% (LIBOR 3 Month + 3.30%), 01/25/2032(a)(g)		3,000	3,003,849
Marble Point CLO XI Ltd. Series 2017-2A, Class A 1.302% (LIBOR 3 Month + 1.18%), 12/18/2030(a)(g)		2,400	2,398,809
Northwoods Capital Ltd. Series 2018-12BA, Class B 1.966% (LIBOR 3 Month + 1.85%), 06/15/2031(a)(g)		1,350	1,323,842
OCP CLO Ltd. Series 2021-21A, Class D 3.126% (LIBOR 3 Month + 2.95%), 07/20/2034(a)(g)		4,750	4,738,571
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 3.224% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(g)		6,571	6,548,482
OZLM Ltd. Series 2014-7RA, Class CR 3.122% (LIBOR 3 Month + 3.00%), 07/17/2029(a)(g)		1,000	985,173
Series 2018-18A, Class B 1.674% (LIBOR 3 Month + 1.55%), 04/15/2031(a)(g)		5,450	5,447,210
Palmer Square CLO Ltd. Series 2021-3A, Class D 3.079% (LIBOR 3 Month + 2.95%), 01/15/2035(a)(g)		2,400	2,400,000

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Regatta XX Funding Ltd. Series 2021-2A, Class D 3.184% (LIBOR 3 Month + 3.10%), 10/15/2034(a)(g)	U.S.$	3,500	$3,500,241
Rockford Tower CLO Ltd. Series 2017-2A, Class DR 2.974% (LIBOR 3 Month + 2.85%), 10/15/2029(a)(g)		4,444	4,444,908
Series 2017-3A, Class A 1.322% (LIBOR 3 Month + 1.19%), 10/20/2030(a)(g)		1,931	1,931,187
Series 2021-2A, Class D 3.363% (LIBOR 3 Month + 3.25%), 07/20/2034(a)(g)		950	951,104
Series 2021-3A, Class D 3.37% (LIBOR 3 Month + 3.25%), 10/20/2034(a)(g)		8,550	8,551,282
Sixth Street CLO XVI Ltd. Series 2021-20A, Class D 3.182% (LIBOR 3 Month + 3.05%), 10/20/2034(a)(g)		3,250	3,250,585
Sixth Street CLO XVII Ltd. Series 2021-17A, Class D 3.282% (LIBOR 3 Month + 3.15%), 01/20/2034(a)(g)		2,400	2,390,753
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 1.124% (LIBOR 3 Month + 1.00%), 04/15/2031(a)(g)		7,931	7,939,312
Venture CLO Ltd. Series 2017-27A, Class D 4.132% (LIBOR 3 Month + 4.00%), 07/20/2030(a)(g)		1,591	1,592,076
Voya CLO Ltd. Series 2019-1A, Class DR 2.974% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(g)		4,595	4,502,064

Total Collateralized Loan Obligations (cost $139,447,375)			139,634,162

EMERGING MARKETS - CORPORATE BONDS – 2.7%
Industrial – 2.3%
Basic – 0.7%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)		2,058	2,104,922

abfunds.com	AB INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.45%, 11/15/2029(a)	U.S.$	2,459	$2,594,983
CSN Inova Ventures 6.75%, 01/28/2028(a)		445	472,034
CSN Resources SA 4.625%, 06/10/2031(a)		4,293	4,211,433
7.625%, 04/17/2026(a)		1,967	2,071,251
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		2,385	2,423,637
First Quantum Minerals Ltd. 6.875%, 10/15/2027(a)		2,310	2,476,464
7.25%, 04/01/2023(a)		1,952	1,988,112
7.50%, 04/01/2025(a)		410	422,813
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		4,123	4,370,380
OCP SA 3.75%, 06/23/2031(a)		1,011	990,780
Sasol Financing USA LLC 5.875%, 03/27/2024		1,467	1,545,118
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		4,716	5,099,175
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		667	649,616

			31,420,718

Capital Goods – 0.2%
Cemex SAB de CV 5.125%, 06/08/2026(a)(f)		2,796	2,885,539
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,430	4,622,705
6.95%, 01/17/2028(a)		2,058	2,280,264
Klabin Austria Gmbh 7.00%, 04/03/2049(a)		1,084	1,246,600
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		5,578	13,946

			11,049,054

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		996	961,140
VTR Finance NV 6.375%, 07/15/2028(a)		307	328,180

			1,289,320

Communications - Telecommunications – 0.2%
C&W Senior Financing DAC 6.875%, 09/15/2027(a)		247	260,274
Digicel Group Holdings Ltd. 7.00%, 11/15/2021(f)(l)(m)		84	76,659

54 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(a)(l)	U.S.$	342	$328,851
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(l)		6,051	6,073,717
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.75%, 05/25/2024(a)		339	351,810

			7,091,311

Consumer Cyclical - Other – 0.2%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)		200	196,413
MGM China Holdings Ltd. 5.25%, 06/18/2025(a)		895	881,183
5.375%, 05/15/2024(a)		569	568,573
5.875%, 05/15/2026(a)		598	596,991
Studio City Finance Ltd. 6.00%, 07/15/2025(a)		1,088	1,055,632
6.50%, 01/15/2028(a)		998	958,392
Wynn Macau Ltd. 5.50%, 01/15/2026(a)		2,168	2,041,714
5.625%, 08/26/2028(a)		1,919	1,774,365

			8,073,263

Consumer Non-Cyclical – 0.2%
BRF GmbH 4.35%, 09/29/2026(a)		941	950,292
BRF SA 4.875%, 01/24/2030(a)		4,401	4,366,937
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		2,828	2,799,154
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(h)(i)(j)(l)(m)(n)		867	8,930
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		609	638,803
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(j)(k)(m)		4,738	47,498
10.875%, 01/13/2020(j)(k)(m)		750	93,750
11.75%, 02/09/2022(j)(m)(n)		1,690	8,471

			8,913,835

Energy – 0.7%
Gran Tierra Energy, Inc. 7.75%, 05/23/2027(a)		1,998	1,855,662
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		1,306	1,390,890
Kosmos Energy Ltd. 7.50%, 03/01/2028(a)		1,388	1,353,300

abfunds.com	AB INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Leviathan Bond Ltd. 5.75%, 06/30/2023(a)	U.S.$	4,992	$5,153,616
6.125%, 06/30/2025(a)		1,763	1,895,861
Medco Oak Tree Pte Ltd. 7.375%, 05/14/2026(a)		1,031	1,102,203
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		3,831	3,989,747
MV24 Capital BV 6.748%, 06/01/2034(a)		1,673	1,725,921
Peru LNG Srl 5.375%, 03/22/2030(a)		4,293	3,598,071
Petrobras Global Finance BV 6.90%, 03/19/2049		7,273	7,624,686
SEPLAT Energy PLC 7.75%, 04/01/2026(a)		2,065	2,115,180
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		602	591,202

			32,396,339

Services – 0.1%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		1,667	1,669,000
StoneCo Ltd. 3.95%, 06/16/2028(a)		736	656,328

			2,325,328

Technology – 0.0%
CA Magnum Holdings 5.375%, 10/31/2026(a)		1,397	1,433,671

			103,992,839

Financial Institutions – 0.3%
Banking – 0.0%
Fidelity Bank PLC 10.50%, 10/16/2022(a)		575	602,959

Insurance – 0.0%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. 7.625% (7.625% Cash or 8.375% PIK), 10/15/2025(a)(l)		1,938	2,051,694

Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(l)		3,648	278,023
5.25%, 12/27/2033(a)(l)		1,130	87,913

			365,936

56 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITs – 0.3%
Agile Group Holdings Ltd. 5.50%, 05/17/2026(a)	U.S.$	800	$596,000
6.05%, 10/13/2025(a)		250	187,500
Central China Real Estate Ltd. 7.25%, 04/24/2023-08/13/2024(a)		1,629	754,850
7.50%, 07/14/2025(a)		403	173,290
7.75%, 05/24/2024(a)		222	99,900
7.90%, 11/07/2023(a)		204	104,040
China Aoyuan Group Ltd. 5.375%, 09/13/2022(a)		200	92,000
5.88%, 03/01/2027(a)		1,299	493,620
7.95%, 02/19/2023(a)		644	276,920
China SCE Group Holdings Ltd. 5.95%, 09/29/2024(a)		468	379,080
6.00%, 02/04/2026(a)		1,319	1,009,035
Kaisa Group Holdings Ltd. 9.375%, 06/30/2024(a)		480	134,400
9.95%, 07/23/2025(a)		1,280	371,200
11.65%, 06/01/2026(a)		200	56,000
KWG Group Holdings Ltd. 5.95%, 08/10/2025(a)		447	335,250
6.00%, 08/14/2026(a)		400	302,000
7.40%, 01/13/2027(a)		245	183,750
Logan Group Co., Ltd. 4.50%, 01/13/2028(a)		200	169,000
Powerlong Real Estate Holdings Ltd. 4.90%, 05/13/2026(a)		200	173,000
5.95%, 04/30/2025(a)		403	360,685
RKPF Overseas Ltd. 5.125%, 07/26/2026(a)		218	185,300
5.90%, 03/05/2025(a)		275	250,250
Ronshine China Holdings Ltd. 6.75%, 08/05/2024(a)		470	192,847
7.10%, 01/25/2025(a)		1,355	542,423
8.10%, 06/09/2023(a)		231	97,092
Seazen Group Ltd. 4.45%, 07/13/2025(a)		945	791,438
Sunac China Holdings Ltd. 5.95%, 04/26/2024(a)		588	426,300
6.50%, 01/26/2026(a)		305	213,500
7.00%, 07/09/2025(a)		205	143,500
Times China Holdings Ltd. 5.55%, 06/04/2024(a)		234	183,690
5.75%, 01/14/2027(a)		887	643,075
6.75%, 07/08/2025(a)		434	332,010

abfunds.com	AB INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Yango Justice International Ltd. 7.50%, 02/17/2025(a)	U.S.$	898	$179,600
7.875%, 09/04/2024(a)		569	113,800
8.25%, 11/25/2023(a)		400	80,000
10.25%, 03/18/2022(a)		215	53,750
Yuzhou Group Holdings Co., Ltd. 6.35%, 01/13/2027(a)		1,068	427,200
7.375%, 01/13/2026(a)		428	175,480
7.70%, 02/20/2025(a)		200	84,000
7.85%, 08/12/2026(a)		250	102,500
8.375%, 10/30/2024(a)		308	132,440
Zhenro Properties Group Ltd. 6.63%, 01/07/2026(a)		997	578,260
6.70%, 08/04/2026(a)		400	232,000
7.10%, 09/10/2024(a)		233	139,800
7.35%, 02/05/2025(a)		200	118,000

			12,669,775

			15,690,364

Utility – 0.1%
Electric – 0.1%
AES Gener SA 6.35%, 10/07/2079(a)		1,816	1,889,775
Light Servicos de Eletricidade SA/Light Energia SA 4.375%, 06/18/2026(a)		2,245	2,190,699
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(a)		776	865,887
Terraform Global Operating LLC 6.125%, 03/01/2026(m)		289	296,184

			5,242,545

Total Emerging Markets - Corporate Bonds (cost $143,447,406)			124,925,748

BANK LOANS – 2.6%
Industrial – 2.2%
Basic – 0.0%
Nouryon Finance B.V. 2.839% (LIBOR 1 Month + 2.75%), 10/01/2025(q)		139	138,142

Capital Goods – 0.2%
Apex Tool Group, LLC 6.500% (LIBOR 1 Month + 5.25%), 08/01/2024(q)		4,778	4,778,481

58 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Granite US Holdings Corporation 4.132% (LIBOR 3 Month + 4.00%), 09/30/2026(h)(q)	U.S.$	3,562	$3,553,348
The Chamberlain Group, LLC 10/22/2028(r)		230	229,522

			8,561,351

Communications - Media – 0.1%
Coral-US Co-Borrower LLC 3.135% (LIBOR 3 Month + 3.00%), 10/15/2029(q)		1,550	1,538,654
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.087% (LIBOR 1 Month + 3.00%), 05/01/2026(q)		222	220,071
Univision Communications, Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(q)		920	919,274

			2,677,999

Communications - Telecommunications – 0.4%
Crown Subsea Communications Holding, Inc. 5.750% (LIBOR 1 Month + 5.00%), 04/27/2027(q)		3,967	3,994,866
DIRECTV Financing, LLC 5.750% (LIBOR 3 Month + 5.00%), 08/02/2027(q)		2,280	2,281,094
Proofpoint, Inc. 6.750% (LIBOR 3 Month + 6.25%), 08/31/2029(h)(q)		6,000	6,120,000
Zacapa SARL 4.632% (LIBOR 3 Month + 4.50%), 07/02/2025(q)		3,316	3,319,961

			15,715,921

Consumer Cyclical - Automotive – 0.0%
Clarios Global LP 3.337% (LIBOR 1 Month + 3.25%), 04/30/2026(q)		347	344,224

Consumer Cyclical - Other – 0.2%
American Tire Distributors, Inc. 10/08/2028(r)		3,369	3,376,480
Caesars Resort Collection, LLC 2.837% (LIBOR 1 Month + 2.75%), 12/23/2024(q)		4,518	4,494,816

abfunds.com	AB INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Golden Nugget Online Gaming, Inc. 13.000% (LIBOR 3 Month + 12.00%), 10/04/2023(h)(q)	U.S.$	111	$119,310
Scientific Games International, Inc. 2.837% (LIBOR 1 Month + 2.75%), 08/14/2024(q)		2,544	2,532,235

			10,522,841

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. 3.750% (LIBOR 3 Month + 2.75%), 02/05/2025(q)		555	553,801

Consumer Cyclical - Retailers – 0.1%
Great Outdoors Group, LLC 5.000% (LIBOR 3 Month + 4.25%), 03/06/2028(q)		1,201	1,204,123
PetSmart LLC 4.500% (LIBOR 3 Month + 3.75%), 02/11/2028(q)		4,359	4,360,644

			5,564,767

Consumer Non-Cyclical – 0.3%
Global Medical Response, Inc. 5.250% (LIBOR 3 Month + 4.25%), 03/14/2025(q)		1,143	1,137,103
Kronos Acquisition Holdings, Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(q)		1,896	1,837,118
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.837% (LIBOR 1 Month + 3.75%), 11/16/2025(q)		1,018	1,015,195
Padagis LLC 5.250% (LIBOR 3 Month + 4.75%), 07/06/2028(h)(q)		1,420	1,421,775
U.S. Renal Care, Inc. 5.125% (LIBOR 1 Month + 5.00%), 06/26/2026(q)		5,931	5,888,460
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 6.250% (LIBOR 3 Month + 5.50%), 12/15/2027(q)		4,298	4,308,269

			15,607,920

Energy – 0.0%
CITGO Petroleum Corporation 7.250% (LIBOR 3 Month + 6.25%), 03/28/2024(q)		1,587	1,586,949

60 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
Dealer Tire, LLC 4.337% (LIBOR 1 Month + 4.25%), 12/12/2025(q)	U.S.$	1,307	$1,306,072
KAR Auction Services, Inc. 2.375% (LIBOR 1 Month + 2.25%), 09/19/2026(h)(q)		198	192,232
Rockwood Service Corporation 4.087% (LIBOR 1 Month + 4.00%), 01/23/2027(h)(q)		176	175,321

			1,673,625

Services – 0.2%
Amentum Government Services Holdings LLC 3.587% (LIBOR 1 Month + 3.50%), 01/29/2027(q)		444	441,784
Parexel International Corporation 2.837% (LIBOR 1 Month + 2.75%), 09/27/2024(q)		2,660	2,658,270
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(q)		2,621	2,496,862
Verscend Holding Corp. 4.087% (LIBOR 1 Month + 4.00%), 08/27/2025(q)		1,940	1,942,532

			7,539,448

Technology – 0.7%
athenahealth, Inc. 4.377% (LIBOR 3 Month + 4.25%), 02/11/2026(q)		4,935	4,947,451
Banff Guarantor Inc. 02/27/2026(r)		1,050	1,061,813
Boxer Parent Company, Inc. 3.882% (LIBOR 3 Month + 3.75%), 10/02/2025(q)		3,423	3,397,489
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(q)		9,736	9,561,138
Loyalty Ventures Inc. 10/08/2027(h)(r)		4,738	4,708,855
Peraton Corp. 4.500% (LIBOR 1 Month + 3.75%), 02/01/2028(q)		1,652	1,653,500

abfunds.com	AB INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Presidio Holdings Inc. 3.590% (LIBOR 1 Month + 3.50%), 01/22/2027(q)	U.S.$	85	$84,647
3.630% (LIBOR 3 Month + 3.50%), 01/22/2027(q)		1,542	1,538,438
Veritas US, Inc. 6.000% (LIBOR 3 Month + 5.00%), 09/01/2025(q)		5,703	5,717,383

			32,670,714

			103,157,702

Financial Institutions – 0.2%
Finance – 0.0%
Equiniti Group PLC 10/29/2028(h)(r)		380	380,000

Insurance – 0.2%
Hub International Limited 4.000% (LIBOR 2 Month + 3.25%), 04/25/2025(q)		7	7,147
4.000% (LIBOR 3 Month + 3.25%), 04/25/2025(q)		2,834	2,830,172
Jones DesLauriers Insurance Management, Inc. 8.000% (CDOR 3 Month + 7.50%), 03/26/2029(h)(q)	CAD	5,923	4,806,838
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 3.837% (LIBOR 1 Month + 3.75%), 09/03/2026(q)	U.S.$	2,231	2,224,891

			9,869,048

			10,249,048

Utility – 0.2%
Electric – 0.2%
Generation Bridge Acquisition, LLC 08/06/2028(h)(r)		3,040	3,047,600
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(q)		3,233	3,175,169
4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(q)		632	621,017

			6,843,786

Total Bank Loans (cost $119,180,497)			120,250,536

62 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.0%
Non-Agency Fixed Rate CMBS – 1.6%
Banc of America Commercial Mortgage Trust Series 2016-UB10, Class C 4.853%, 07/15/2049	U.S.$	372	$402,806
BANK Series 2020-BN25, Class XA 0.885%, 01/15/2063(p)		65,723	4,075,855
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.341%, 05/15/2052(p)		10,866	919,092
Benchmark Mortgage Trust Series 2019-B13, Class XA 1.128%, 08/15/2057(p)		44,286	3,023,472
CD Mortgage Trust Series 2017-CD3, Class XA 0.977%, 02/10/2050(p)		14,121	621,343
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.636%, 05/10/2058(p)		13,503	808,260
Citigroup Commercial Mortgage Trust Series 2013-GC15, Class C 5.179%, 09/10/2046		516	533,754
Series 2016-C3, Class XA 1.093%, 11/15/2049(p)		34,321	1,430,636
Commercial Mortgage Trust Series 2014-CR15, Class XA 0.711%, 02/10/2047(p)		33,648	494,710
Series 2015-CR27, Class XA 0.913%, 10/10/2048(p)		6,385	201,492
CSAIL Commercial Mortgage Trust Series 2015-C1, Class D 3.762%, 04/15/2050(a)		670	495,911
Series 2019-C15, Class B 4.476%, 03/15/2052		960	1,071,832
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.159%, 08/10/2044(a)		375	319,688
Series 2011-GC5, Class D 5.159%, 08/10/2044(a)		14,025	6,731,774
Series 2016-GS3, Class XA 1.215%, 10/10/2049(p)		30,475	1,472,616
Series 2019-GC39, Class XA 1.135%, 05/10/2052(p)		15,679	1,005,429

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047	U.S.$	1,599	$1,684,851
Series 2014-C24, Class C 4.403%, 11/15/2047		5,869	5,706,593
JPMCC Commercial Mortgage Securities Trust Series 2017-JP6, Class XA 1.128%, 07/15/2050(p)		10,580	467,087
JPMDB Commercial Mortgage Securities Trust Series 2019-COR6, Class XA 0.938%, 11/13/2052(p)		37,176	2,232,759
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class B 3.977%, 10/15/2045(a)		2,411	2,441,623
Series 2012-C8, Class E 4.672%, 10/15/2045(a)		2,103	1,882,479
Series 2012-LC9, Class E 4.363%, 12/15/2047(a)		7,500	6,463,932
Series 2012-LC9, Class G 4.363%, 12/15/2047(a)		831	634,663
Series 2016-JP2, Class XA 1.789%, 08/15/2049(p)		15,698	1,105,446
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		632	285,481
LCCM Series 2017-LC26, Class XA 1.412%, 07/12/2050(a)(p)		44,472	2,499,299
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class D 4.109%, 05/15/2046(a)		680	627,447
Series 2014-C18, Class C 4.50%, 10/15/2047		4,408	4,529,025
Series 2015-C22, Class XA 1.022%, 04/15/2048(p)		11,891	314,656
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.536%, 05/10/2045(a)		2,000	1,892,501
Series 2017-C1, Class XA 1.528%, 06/15/2050(p)		7,285	493,424
Series 2019-C16, Class XA 1.552%, 04/15/2052(p)		16,761	1,476,429

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-C18, Class XA 1.035%, 12/15/2052(p)	U.S.$	44,175	$2,769,551
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class B 3.649%, 03/10/2046(a)		2,414	2,438,799
Series 2013-C5, Class C 4.08%, 03/10/2046(a)		782	776,577
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XA 1.308%, 04/15/2050(p)		8,027	267,104
Series 2016-C36, Class XA 1.246%, 11/15/2059(p)		46,938	2,341,912
Series 2016-LC24, Class XA 1.616%, 10/15/2049(p)		29,347	1,874,565
Series 2016-LC25, Class XA 0.856%, 12/15/2059(p)		17,972	632,831
Series 2019-C52, Class XA 1.594%, 08/15/2052(p)		19,387	1,872,599
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class E 4.887%, 06/15/2044(a)		489	367,838
Series 2014-LC14, Class C 4.344%, 03/15/2047		134	139,439

			71,827,580

Non-Agency Floating Rate CMBS – 0.4%
BFLD Trust Series 2019-DPLO, Class E 2.33% (LIBOR 1 Month + 2.24%), 10/15/2034(a)(g)		11,227	11,086,030
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.098% (LIBOR 1 Month + 3.02%), 12/19/2030(a)(g)		1,994	1,983,874
Great Wolf Trust Series 2019-WOLF, Class D 2.023% (LIBOR 1 Month + 1.93%), 12/15/2036(a)(g)		5,005	4,954,698
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 4.09% (LIBOR 1 Month + 4.00%), 05/15/2036(a)(g)		1,651	1,379,828

			19,404,430

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.113%, 11/16/2045(p)	U.S.$	149	$338

Total Commercial Mortgage-Backed Securities (cost $101,002,858)			91,232,348

QUASI-SOVEREIGNS – 1.4%
Quasi-Sovereign Bonds – 1.4%
Bahrain – 0.1%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/2024(a)		668	722,609
8.375%, 11/07/2028(a)		3,912	4,510,536

			5,233,145

Chile – 0.0%
Corp. Nacional del Cobre de Chile 3.75%, 01/15/2031(a)		212	224,932
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)		200	212,725

			437,657

Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		2,044	2,190,146
5.71%, 11/15/2023(a)		277	301,030

			2,491,176

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.75%, 04/24/2025(a)		768	843,984
5.375%, 04/24/2030(a)		1,940	2,274,825

			3,118,809

Malaysia – 0.1%
Petronas Capital Ltd. 3.50%, 04/21/2030(a)		3,739	4,030,979

Mexico – 0.6%
Petroleos Mexicanos 5.95%, 01/28/2031		13,565	13,314,048
6.49%, 01/23/2027		1,455	1,545,065
6.50%, 01/23/2029		403	418,626
6.75%, 09/21/2047		10,176	8,967,600
6.84%, 01/23/2030		645	672,896
6.95%, 01/28/2060		4,846	4,283,864

			29,202,099

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oman – 0.1%
Lamar Funding Ltd. 3.958%, 05/07/2025(a)	U.S.$	3,297	$3,284,224

Panama – 0.1%
Aeropuerto Internacional de Tocumen SA 4.00%, 08/11/2041(a)		2,057	2,069,599
5.125%, 08/11/2061(a)		1,569	1,634,996

			3,704,595

South Africa – 0.0%
Eskom Holdings SOC Ltd. 7.125%, 02/11/2025(a)		1,169	1,212,545

Ukraine – 0.2%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026(a)		2,168	2,145,886
State Agency of Roads of Ukraine 6.25%, 06/24/2028(a)		7,856	7,701,335

			9,847,221

United Arab Emirates – 0.0%
DP World Crescent Ltd. 3.875%, 07/18/2029(a)		296	314,592
DP World Ltd./United Arab Emirates 5.625%, 09/25/2048(a)		696	845,640

			1,160,232

Total Quasi-Sovereigns (cost $59,436,953)			63,722,682

GOVERNMENTS - SOVEREIGN BONDS – 1.2%
Colombia – 0.3%
Colombia Government International Bond 3.125%, 04/15/2031		864	810,702
3.25%, 04/22/2032		8,612	8,039,302
5.625%, 02/26/2044		1,372	1,446,860
6.125%, 01/18/2041		3,473	3,843,743
7.375%, 09/18/2037		790	975,798

			15,116,405

Israel – 0.2%
Israel Government International Bond 2.75%, 07/03/2030		7,916	8,356,327

Mexico – 0.1%
Mexico Government International Bond 3.90%, 04/27/2025		1,205	1,305,768

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PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)	U.S. $ Value

4.75%, 04/27/2032	U.S.$		2,706	$3,041,375

				4,347,143

Panama – 0.1%
Panama Notas del Tesoro 3.75%, 04/17/2026			5,330	5,654,131

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026			247	251,446
2.783%, 01/23/2031			719	717,787

				969,233

Qatar – 0.2%
Qatar Government International Bond 3.375%, 03/14/2024(a)			4,399	4,643,144
3.40%, 04/16/2025(a)			1,074	1,147,368
3.75%, 04/16/2030(a)			1,810	2,019,055
3.875%, 04/23/2023(a)			861	902,597

				8,712,164

Saudi Arabia – 0.1%
Saudi Government International Bond 2.90%, 10/22/2025(a)			3,031	3,199,220
3.25%, 10/22/2030(a)			3,774	4,013,649

				7,212,869

United Arab Emirates – 0.2%
Abu Dhabi Government International Bond 2.50%, 04/16/2025(a)(b)			2,587	2,700,828
3.125%, 04/16/2030(a)			4,640	4,997,280

				7,698,108

Total Governments - Sovereign Bonds (cost $56,372,162)				58,066,380

EMERGING MARKETS - TREASURIES – 1.1%
Brazil – 1.1%
Brazil Notas do Tesouro Nacional Series NTNF 10.00%, 01/01/2023-01/01/2025 (cost $63,811,955)		BRL	298,397	51,416,321

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.9%
Other ABS - Fixed Rate – 0.6%
CLUB Credit Trust Series 2017-P2, Class C 4.91%, 01/15/2024(a)	U.S.$	302	$303,163
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 11.981%, 11/16/2043(m)		444	445,406
Series 2019-36, Class PT 12.985%, 10/17/2044(m)		890	895,323
Series 2019-43, Class PT 5.997%, 11/15/2044(m)		393	389,197
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class C 5.21%, 07/15/2025(a)		1,495	1,513,710
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(a)		2,169	2,171,945
Series 2018-4A, Class C 4.91%, 12/15/2028(a)		503	503,378
Series 2019-2A, Class C 4.11%, 07/16/2029(a)		2,692	2,724,088
Series 2019-3A, Class C 3.79%, 09/17/2029(a)		4,413	4,469,272
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025(h)(i)(m)		761	639,503
Series 2017-5, Class R1 Zero Coupon, 09/25/2026(h)(i)(m)		17	351,099
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027(h)(i)(m)		37	861,203
Series 2018-2, Class C 4.25%, 04/26/2027(a)		1,400	1,420,447
Series 2019-2, Class D 4.20%, 04/25/2028(a)		1,000	1,025,262
Series 2019-3, Class D
3.89%, 05/25/2028(a)		5,378	5,501,930
Series 2019-4, Class D
3.48%, 08/25/2028(a)		3,000	3,045,630

			26,260,556

Autos - Fixed Rate – 0.3%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class C 4.73%, 09/20/2024(a)		2,372	2,489,766

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CPS Auto Trust Series 2017-A, Class E 7.07%, 04/15/2024(a)	U.S.$	4,200	$4,250,048
Flagship Credit Auto Trust Series 2017-1, Class E 6.46%, 12/15/2023(a)		1,000	1,006,915
Series 2018-3, Class D 4.15%, 12/16/2024(a)		670	696,709
Series 2019-4, Class E 4.11%, 03/15/2027(a)		2,970	3,098,463
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 04/15/2025(a)		2,551	2,653,722

			14,195,623

Total Asset-Backed Securities (cost $39,357,867)			40,456,179

AGENCIES – 0.9%
Agency Debentures – 0.9%
Federal Home Loan Banks 5.50%, 07/15/2036		8,695	12,672,455
Federal Home Loan Mortgage Corp. 6.25%, 07/15/2032		10,400	14,977,352
6.75%, 03/15/2031		4,000	5,759,400
Series GDIF 6.75%, 09/15/2029		4,606	6,433,246

Total Agencies (cost $35,668,602)			39,842,453

		Shares
COMMON STOCKS – 0.3%
Energy – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Berry Corp.		137,884	1,325,065
Bonanza Creek Energy, Inc.		5,127	287,830
Denbury, Inc.(j)		13,032	1,103,289
Diamond Offshore Drilling, Inc.(j)		107,934	593,637
Diamond Offshore Drilling, Inc.(j)(m)		22,730	125,015
Golden Energy Offshore Services AS(j)		1,497,659	144,485
Gulfport Energy Operating Corp.(j)		35,393	2,903,642
SandRidge Energy, Inc.(j)		105	1,344
Vantage Drilling International(j)		16,001	84,005
Whiting Petroleum Corp.(j)		12,942	842,912

			7,411,224

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PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Consumer Discretionary – 0.1%
Auto Components – 0.1%
ATD New Holdings, Inc.(h)(j)		29,486	$2,034,534
Exide Corp.(h)(i)(j)		497	1,018,850

			3,053,384

Internet & Catalog Retail – 0.0%
GOLO Mobile, Inc.(h)(i)(j)		30,264	734

			3,054,118

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Southeastern Grocers, Inc.(h)(i)(j)		71,086	1,626,092

Information Technology – 0.0%
Software – 0.0%
Monitronics International, Inc.(j)		68,348	410,088
Paysafe AG Tracker(h)(j)		79,682	– 0	–
Paysafe Ltd.(j)		100,908	787,083

			1,197,171

Communication Services – 0.0%
Media – 0.0%
iHeartMedia, Inc. – Class A(j)		14,385	278,781

Total Common Stocks (cost $16,250,664)			13,567,386

		Principal Amount (000)
LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.2%
United States – 0.2%
Texas Transportation Commission State Highway Fund Series 2010-B 5.178%, 04/01/2030	U.S.$	2,560	3,109,272
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(a)		6,915	7,321,998

Total Local Governments - US Municipal Bonds (cost $9,475,000)			10,431,270

abfunds.com	AB INCOME FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 0.2%
Financial Institutions – 0.1%
Banking – 0.1%
US Bancorp Series F 6.50%	187,450	$4,757,481

Industrial – 0.1%
Auto Components – 0.1%
Exide Corp. 8.00%(h)(i)(j)	3,093	2,497,597

Energy – 0.0%
Gulfport Energy Operating Corp. 10.00%(h)(j)	113	661,050

		3,158,647

Total Preferred Stocks (cost $7,332,964)		7,916,128

WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(j)	2,936	4,111
Encore Automotive Acceptance, expiring 07/05/2031(h)(i)(j)	12	– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(h)(i)(j)	17,195	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(j)	2,566	128
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(j)	1,080	52

Total Warrants (cost $3)		4,291

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(s)(t)(u) (cost $111,172,521)	111,172,521	111,172,521

Total Investments – 134.1% (cost $6,220,250,077)		6,226,030,924

Other assets less liabilities – (34.1)%		(1,582,327,028)

Net Assets – 100.0%		$4,643,703,896

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PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Long Gilt Futures	13	December 2021	$2,222,472	$(63,884)
U.S. T-Note 10 Yr (CBT) Futures	2,436	December 2021	318,392,812	(3,872,214)
U.S. Ultra Bond (CBT) Futures	1,454	December 2021	285,574,687	(2,506,463)

Sold Contracts
Euro Buxl 30 Yr Bond Futures	16	December 2021	3,865,294	1,093
Euro-BOBL Futures	22	December 2021	3,401,784	52,113
Euro-Bund Futures	55	December 2021	10,689,068	263,685
Euro-Schatz Futures	297	December 2021	38,439,446	112,593
U.S. 10 Yr Ultra Futures	1,724	December 2021	250,033,875	3,873,166
U.S. T-Note 2 Yr (CBT) Futures	1,271	December 2021	278,666,750	1,180,055
U.S. T-Note 5 Yr (CBT) Futures	3,971	December 2021	483,469,250	6,521,228

				$5,561,372

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	26,689	EUR	22,921	11/08/2021	$(188,441)
Barclays Bank PLC	EUR	2,097	USD	2,445	11/08/2021	20,783
Barclays Bank PLC	IDR	23,323,000	USD	1,616	01/27/2022	(8,084)
Citibank, NA	BRL	467,032	USD	86,765	11/03/2021	4,014,043
Citibank, NA	USD	82,763	BRL	467,032	11/03/2021	(11,732)
Citibank, NA	AUD	150,952	USD	108,784	11/09/2021	(4,773,727)
Citibank, NA	COP	134,121,322	USD	34,927	11/12/2021	(665,204)
Deutsche Bank AG	EUR	3,161	USD	3,660	11/08/2021	5,017
Deutsche Bank AG	RUB	3,986,167	USD	54,093	12/15/2021	(1,613,441)
Goldman Sachs Bank USA	BRL	68,943	USD	12,217	11/03/2021	1,732
Goldman Sachs Bank USA	USD	12,399	BRL	68,943	11/03/2021	(183,276)
Goldman Sachs Bank USA	GBP	1,204	USD	1,654	11/10/2021	5,930
HSBC Bank USA	USD	42,828	CAD	52,908	11/19/2021	(77,656)
Morgan Stanley Capital Services, Inc.	BRL	398,089	USD	70,546	11/03/2021	10,000
Morgan Stanley Capital Services, Inc.	USD	11,011	BRL	62,412	11/03/2021	47,410
Morgan Stanley Capital Services, Inc.	USD	60,125	BRL	335,677	11/03/2021	(647,718)
Morgan Stanley Capital Services, Inc.	CAD	290,541	USD	227,025	11/19/2021	(7,734,316)
Morgan Stanley Capital Services, Inc.	BRL	335,677	USD	59,773	12/02/2021	639,931
Natwest Markets PLC	MXN	735,624	USD	36,026	01/13/2022	690,874
State Street Bank & Trust Co.	EUR	72,127	USD	85,705	11/08/2021	2,315,511
State Street Bank & Trust Co.	USD	14,424	EUR	12,270	11/08/2021	(238,366)
State Street Bank & Trust Co.	ZAR	1,022	USD	71	11/24/2021	4,170

						$(8,386,560)

abfunds.com	AB INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counterparty	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Put
OTC – 1 Year Interest Rate Swap	3 Month LIBOR	JPMorgan Chase Bank, NA	1.56%	11/01/2021	USD	25,200	$206,010	$(62,024)
OTC – 1 Year Interest Rate Swap	3 Month LIBOR	Morgan Stanley Capital Services LLC	1.68%	11/22/2021	USD	24,617	205,552	(91,051)

							$411,562	$(153,075)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	5.00%	Quarterly	3.05%	USD	6,120	$577,574	$563,347	$14,227
iTraxxx Xover Series 36, 5 Year Index, 12/20/2026*	5.00	Quarterly	2.62	EUR	13,220	1,790,010	1,832,386	(42,376)
Russian Federation, 7.500%, 03/31/2030, 12/20/2026*	1.00	Quarterly	0.83	USD	5,872	57,124	46,164	10,960

						$2,424,708	$2,441,897	$(17,189)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	109,350	04/20/2023	2.850%	3 Month LIBOR	Semi-Annual/ Quarterly	$(3,899,309)	$	– 0	–	$(3,899,309)
USD	46,860	04/02/2024	2.851%	3 Month LIBOR	Semi-Annual/ Quarterly	(2,387,771)		– 0	–	(2,387,771)
USD	30,755	02/10/2025	2.034%	3 Month LIBOR	Semi-Annual/ Quarterly	(1,147,434)		– 0	–	(1,147,434)
USD	6,010	06/09/2025	2.491%	3 Month LIBOR	Semi-Annual/ Quarterly	(362,460)		– 0	–	(362,460)

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PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	10,000	01/11/2027	2.285%	3 Month LIBOR	Semi-Annual/Quarterly	$(589,191)	$	– 0	–	$(589,191)
USD	11,920	04/26/2027	2.287%	3 Month LIBOR	Semi-Annual/Quarterly	(640,219)		– 0	–	(640,219)

						$(9,026,384)	$	– 0	–	$(9,026,384)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	10.00%	USD	4,810	$(2,107,851)	$(114,954)	$(1,992,897)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	3,848	(1,686,281)	(568,003)	(1,118,278)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,187	(329,294)	(308,999)	(20,295)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	162	(45,011)	(9,882)	(35,129)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,227	(617,807)	(536,788)	(81,019)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,227	(617,807)	(531,420)	(86,387)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	643	(178,379)	(70,157)	(108,222)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	2,969	(823,650)	(708,480)	(115,170)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,146	(317,920)	(176,688)	(141,232)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,529	(424,170)	(150,026)	(274,144)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3,250	(901,604)	(324,074)	(577,530)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	5,000	(1,387,083)	(586,901)	(800,182)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	5,000	(1,387,083)	(494,685)	(892,398)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	5,000	(1,387,084)	(487,529)	(899,555)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	5,300	(1,470,309)	(320,480)	(1,149,829)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	9,557	(2,651,272)	(932,344)	(1,718,928)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	9,557	$(2,651,271)	$(922,960)	$(1,728,311)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	9,557	(2,651,271)	(922,960)	(1,728,311)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	9,029	(2,504,795)	(752,631)	(1,752,164)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	12,000	(3,329,000)	(1,468,360)	(1,860,640)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	9,564	(2,653,213)	(579,608)	(2,073,605)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	11,206	(3,108,731)	(674,207)	(2,434,524)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	13,500	(3,745,125)	(1,153,390)	(2,591,735)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	13,543	(3,757,054)	(1,123,231)	(2,633,823)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	567	(56,820)	(21,670)	(35,150)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	1,136	(113,840)	(44,239)	(69,601)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	2,839	(284,499)	(108,501)	(175,998)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	6,500	(651,372)	(338,648)	(312,724)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	15,000	(1,503,166)	(408,721)	(1,094,445)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	9,220	(2,557,782)	(1,075,676)	(1,482,106)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	17,343	(4,811,238)	(2,073,307)	(2,737,931)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	23,700	(2,375,003)	(1,001,641)	(1,373,362)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	15,873	(6,955,907)	(3,460,672)	(3,495,235)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	6,323	(1,754,106)	(989,218)	(764,888)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	8,827	(2,448,757)	(1,400,834)	(1,047,923)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	10,000	(2,774,167)	(1,529,011)	(1,245,156)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	9,029	(2,504,795)	(749,038)	(1,755,757)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	11,909	(3,303,755)	(1,333,965)	(1,969,790)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	13,000	$(3,606,417)	$(1,272,222)	$(2,334,195)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	14,291	(3,964,562)	(1,603,825)	(2,360,737)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	20,000	(5,548,334)	(2,787,401)	(2,760,933)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	30,184	(8,373,544)	(4,058,276)	(4,315,268)
JPMorgan Securities, LLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	3,606	(1,580,045)	(674,835)	(905,210)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	3,722	(1,631,054)	(686,556)	(944,498)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3,000	(832,250)	(182,715)	(649,535)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4,514	(1,252,259)	(374,383)	(877,876)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	9,543	(2,647,387)	(1,038,837)	(1,608,550)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	293	(29,366)	(11,606)	(17,760)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	547	(151,747)	(43,998)	(107,749)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	7,808	(2,166,069)	(464,046)	(1,702,023)

						$(104,611,306)	$(41,652,598)	$(62,958,708)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2021
First Boston†	(2.00)%*	—	$589,570
First Boston†	(0.50)%*	—	2,771,590
First Boston†	(0.25)%*	—	3,107,786
HSBC Securities (USA), Inc.†	0.08%	—	117,719,355
HSBC Securities (USA), Inc.†	0.08%	—	236,591,099
HSBC Securities (USA), Inc.†	0.08%	—	266,943,981
JPMorgan Chase Bank†	0.07%	—	40,316,973
JPMorgan Chase Bank†	0.10%	—	100,482,825
JPMorgan Chase Bank†	0.13%	—	542,728,445

			$1,311,251,624

*	Interest payment due from counterparty.

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2021.

abfunds.com	AB INCOME FUND | 77

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Government – Treasuries	$1,304,782,678	$	– 0	–	$	– 0	–	$	– 0	–	$1,304,782,678
Corporates – Non-Investment Grade	589,570		– 0	–		– 0	–		– 0	–	589,570
Emerging Markets – Sovereigns	3,107,786		– 0	–		– 0	–		– 0	–	3,107,786
Governments – Sovereign Bonds	2,771,590		– 0	–		– 0	–		– 0	–	2,771,590

Total	$1,311,251,624	$	– 0	–	$	– 0	–	$	– 0	–	$1,311,251,624

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $1,563,711,663 or 33.7% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2021.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Fair valued by the Adviser.

(j)	Non-income producing security.

(k)	Defaulted matured security.

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2021.

(m)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.34% of net assets as of October 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Athabasca Oil Corp. 9.75%, 11/01/2026	10/07/2021	$3,658,349	$3,799,094	0.08%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 11.981%, 11/16/2043	09/27/2018	444,129	445,406	0.01%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 12.985%, 10/17/2044	09/04/2019	887,748	895,323	0.02%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 5.997%, 11/15/2044	10/09/2019	$393,482		$389,197		0.01%
Diamond Offshore Drilling, Inc.	04/26/2021	467,814		125,015		0.00%
Digicel Group Holdings Ltd. 7.00%, 11/15/2021	06/19/2020	13,245		76,659		0.00%
Exide Global Holding NETH 10.75%, 06/30/2024	10/23/2020	948,245		1,102,696		0.02%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/26/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	06/21/2019	692,006		– 0	–	0.00%
Home Re Ltd. Series 2019-1, Class B1 4.439%, 05/25/2029	12/20/2019	2,068,354		2,060,317		0.04%
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.339%, 11/25/2024	11/06/2015	496,124		483,294		0.01%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.589%, 10/25/2025	09/18/2015	889,198		899,578		0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	861,787		– 0	–	0.00%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.438%, 02/27/2023	02/11/2020	3,048,562		3,048,565		0.07%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025	07/19/2017	244,630		639,503		0.01%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 09/25/2026	09/18/2017	351,099		351,099		0.01%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027	02/01/2018	861,203		861,203		0.02%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	289,000		296,184		0.01%
Tonon Luxembourg SA 6.50%, 10/31/2024	01/16/2013	1,804,783		8,930		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	06/19/2013	3,510,948		47,498		0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	745,965		93,750		0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	01/29/2014	916,308		8,471		0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.339%, 11/25/2025	09/06/2016	314,990		300,787		0.01%

abfunds.com	AB INCOME FUND | 79

PORTFOLIO OF INVESTMENTS (continued)

(n)	Defaulted.

(o)	Inverse interest only security.

(p)	IO – Interest Only.

(q)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2021.

(r)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(s)	Affiliated investments.

(t)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(u)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

MXN – Mexican Peso

PEN – Peruvian Sol

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

80 | AB INCOME FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,109,077,556)	$6,114,858,403
Affiliated issuers (cost $111,172,521)	111,172,521
Cash	2,080,085
Cash collateral due from broker	2,773,000
Foreign currencies, at value (cost $22,000,275)	22,289,330
Unaffiliated interest and dividends receivable	65,721,394
Receivable for capital stock sold	12,184,269
Unrealized appreciation on forward currency exchange contracts	7,755,401
Receivable for investment securities sold	4,160,954
Receivable for variation margin on futures	703,759
Affiliated dividends receivable	753
Other assets	25,977

Total assets	6,343,725,846

Liabilities
Swaptions written, at value (premiums received $411,562)	153,075
Payable for reverse repurchase agreements	1,311,251,624
Payable for investment securities purchased	244,516,447
Market value on credit default swaps (net premiums received $41,652,598)	104,611,306
Unrealized depreciation on forward currency exchange contracts	16,141,961
Payable for capital stock repurchased	16,021,495
Cash collateral due to broker	2,780,000
Advisory fee payable	1,795,957
Dividends payable	1,085,199
Foreign capital gains tax payable	428,860
Distribution fee payable	224,892
Payable for variation margin on centrally cleared swaps	72,986
Transfer Agent fee payable	68,756
Administrative fee payable	32,857
Directors’ fees payable	6,359
Accrued expenses	830,176

Total liabilities	1,700,021,950

Net Assets	$4,643,703,896

Composition of Net Assets
Capital stock, at par	$587,836
Additional paid-in capital	4,677,656,560
Accumulated loss	(34,540,500)

Net Assets	$4,643,703,896

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$265,989,547	33,708,052	$7.89	*

C	$194,362,531	24,601,562	$7.90

Advisor	$4,153,233,549	525,713,107	$7.90

Z	$30,118,269	3,813,544	$7.90

*	The maximum offering price per share for Class A shares was $8.24 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INCOME FUND | 81

STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income
Interest (net of foreign taxes withheld of $78,811)	$180,504,832
Dividends
Unaffiliated issuers	560,638
Affiliated issuers	6,114
Other income	69,585	$181,141,169

Expenses
Advisory fee (see Note B)	20,199,894
Distribution fee—Class A	734,504
Distribution fee—Class C	2,128,683
Transfer agency—Class A	231,443
Transfer agency—Class C	167,399
Transfer agency—Advisor Class	3,306,833
Transfer agency—Class Z	5,482
Custody and accounting	309,892
Printing	274,451
Audit and tax	156,010
Registration fees	146,231
Legal	107,914
Administrative	91,610
Directors’ fees	80,350
Miscellaneous	143,927

Total expenses before interest expense	28,084,623
Interest expense	904,556
Total expenses		28,989,179

Less: expenses waived and reimbursed by the Adviser (see Note B)	(626,044)

Net expenses		28,363,135

Net investment income		152,778,034

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		39,773,158
Forward currency exchange contracts		(5,015,142)
Futures		(6,545,012)
Swaps		14,313,751
Swaptions written		(51,432)
Foreign currency transactions		7,743,352
Net change in unrealized appreciation/depreciation of:
Investments(b)		(103,184,245)
Forward currency exchange contracts		(10,514,739)
Futures		7,682,398
Swaps		22,431,504
Swaptions written		258,487
Foreign currency denominated assets and liabilities		357,304

Net loss on investment and foreign currency transactions		(32,750,616)

Contributions from Affiliates (see Note B)		1,723,972

Net Increase in Net Assets from Operations		$121,751,390

(a)	Net of foreign realized capital gains taxes of $177,355.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $109,037.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$152,778,034	$150,562,614
Net realized gain on investment and foreign currency transactions	50,218,675	34,435,875
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(82,969,291)	(55,441,926)
Contributions from Affiliates (see Note B)	1,723,972	– 0	–

Net increase in net assets from operations	121,751,390	129,556,563
Distributions to Shareholders
Class A	(9,801,938)	(10,178,007)
Class C	(5,496,599)	(5,915,916)
Advisor Class	(150,065,239)	(156,640,759)
Class Z(a)	(986,960)	(437,740)
Capital Stock Transactions
Net increase	65,001,121	699,536,203

Total increase	20,401,775	655,920,344
Net Assets
Beginning of period	4,623,302,121	3,967,381,777

End of period	$4,643,703,896	$4,623,302,121

(a)	Commenced distribution on November 20, 2019

See notes to financial statements.

abfunds.com	AB INCOME FUND | 83

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2021

Cash flows from operating activities
Net increase in net assets from operations		$121,751,390
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(10,531,727,929)
Purchases of short-term investments	(1,341,267,473)
Proceeds from disposition of long-term investments	10,418,684,852
Proceeds from disposition of short-term investments	1,267,160,834
Net realized gain on investment transactions and foreign currency transactions	(50,218,675)
Net realized loss on forward currency exchange contracts	(5,015,142)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	82,969,291
Net accretion of bond discount and amortization of bond premium	69,742,873
Inflation index adjustment	(993,974)
Decrease in receivable for investments sold	119,001,149
Increase in interest receivable	(7,365,654)
Decrease in affiliated dividends receivable	462
Increase in other assets	(25,977)
Increase in cash collateral due from broker	(782,000)
Decrease in payable for investments purchased	(793,304,536)
Increase in cash collateral due to broker	1,570,000
Increase in advisory fee payable	327,799
Increase in administrative fee payable	6,098
Increase in Foreign capital gains tax payable	428,860
Increase in Transfer Agent fee payable	1,517
Decrease in distribution fee payable	(19,968)
Decrease in Directors’ fee payable	(833)
Decrease in accrued expenses	(306,400)
Proceeds from swaptions written, net	360,130
Proceeds on swaps, net	9,723,850
Proceeds for exchange-traded derivatives settlements, net	7,736,778

Total adjustments		(753,314,068)

Net cash provided by (used in) operating activities		(631,562,678)
Cash flows from financing activities
Redemptions of capital stock, net	(40,890,059)
Cash dividends paid (net of dividend reinvestments)†	(54,973,209)
Increase in reverse repurchase agreements	740,624,508

Net cash provided by (used in) financing activities		644,761,240
Effect of exchange rate on cash		8,100,656

Net increase in cash		21,299,218
Cash at beginning of year		3,070,197

Cash at end of year		$24,369,415

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$111,191,049
Interest expense paid during the year	$1,039,091

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2021

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Effective November 20, 2019, the Fund commenced offering Class Z shares. Class B, Class K, Class R, Class I, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar

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collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$3,376,111,156	$	– 0	–	$3,376,111,156
Corporates – Investment Grade		– 0	–	582,408,858		– 0	–	582,408,858
Corporates – Non-Investment Grade		– 0	–	563,234,714		10,547,037	(a)	573,781,751
Mortgage Pass-Throughs		– 0	–	331,508,615		– 0	–	331,508,615
Collateralized Mortgage Obligations		– 0	–	256,606,002		– 0	–	256,606,002
Emerging Markets – Sovereigns		– 0	–	232,976,137		– 0	–	232,976,137
Collateralized Loan Obligations		– 0	–	139,634,162		– 0	–	139,634,162
Emerging Markets – Corporate Bonds		– 0	–	124,916,818		8,930		124,925,748

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Investments in Securities:	Level 1			Level 2		Level 3		Total
Bank Loans	$	– 0	–	$95,725,257		$24,525,279		$120,250,536
Commercial Mortgage-Backed Securities		– 0	–	91,232,348		– 0	–	91,232,348
Quasi-Sovereigns		– 0	–	63,722,682		– 0	–	63,722,682
Governments – Sovereign Bonds		– 0	–	58,066,380		– 0	–	58,066,380
Emerging Markets – Treasuries		– 0	–	51,416,321		– 0	–	51,416,321
Asset-Backed Securities		– 0	–	38,604,374		1,851,805		40,456,179
Agencies		– 0	–	39,842,453		– 0	–	39,842,453
Common Stocks		8,168,524		718,652		4,680,210	(a)	13,567,386
Local Governments – US Municipal Bonds		– 0	–	10,431,270		– 0	–	10,431,270
Preferred Stocks		4,757,481		– 0	–	3,158,647		7,916,128
Warrants		4,291		– 0	–	0	(a)	4,291
Short-Term Investments		111,172,521		– 0	–	– 0	–	111,172,521

Total Investments in Securities		124,102,817		6,057,156,199		44,771,908		6,226,030,924
Other Financial Instruments(b):
Assets:
Futures		12,003,933		– 0	–	– 0	–	12,003,933	(c)
Forward Currency Exchange Contracts		– 0	–	7,755,401		– 0	–	7,755,401
Centrally Cleared Credit Default Swaps		– 0	–	2,424,708		– 0	–	2,424,708	(c)
Liabilities:
Futures		(6,442,561)		– 0	–	– 0	–	(6,442,561	)(c)
Forward Currency Exchange Contracts		– 0	–	(16,141,961)		– 0	–	(16,141,961)
Interest Rate Swaptions Written		– 0	–	(153,075)		– 0	–	(153,075)
Centrally Cleared Interest Rate Swaps		– 0	–	(9,026,384)		– 0	–	(9,026,384	)(c)
Credit Default Swaps		– 0	–	(104,611,306)		– 0	–	(104,611,306)
Reverse Repurchase Agreements		(1,311,251,624)		– 0	–	– 0	–	(1,311,251,624)

Total		$(1,181,587,435)		$5,937,403,582		$44,771,908		$4,800,588,055

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(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company. Certain prior year amounts have been reclassified to conform to current year presentation.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, and .52% of daily average net assets for Class A, Class C, Advisor Class, and Class Z

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shares, respectively. For the year ended October 31, 2021, such reimbursement/waivers amounted to $599,105. The Expense Caps may not be terminated by the Adviser before January 31, 2022. Any fees waived and expenses borne by the Adviser through April 22, 2018 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $396,862 for the year ended October 31, 2018. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2021, the reimbursement for such services amounted to $91,610.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $836,849 for the year ended October 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $27,325 from the sale of Class A shares and received $63,572 and $19,974 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2021, such waiver amounted to $26,939.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$26,220	$1,336,392	$1,251,439	$111,173	$6

During the year ended October 31, 2021, the Adviser reimbursed the Fund $1,723,972 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $920,786 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,450,161,774	$1,145,999,967
U.S. government securities	9,081,090,927	9,167,268,843

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$6,220,585,984

Gross unrealized appreciation	$257,023,891
Gross unrealized depreciation	(243,595,992)

Net unrealized appreciation	$13,427,899

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

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The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s

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maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2021, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended October 31, 2021, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps

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are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the

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Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2021, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$12,003,933	*	Receivable/Payable for variation margin on futures	$6,442,561	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	25,187	*	Receivable/Payable for variation margin on centrally cleared swaps	42,376	*

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared swaps	9,026,384	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	7,755,401		Unrealized depreciation on forward currency exchange contracts	16,141,961

Interest rate contracts				Swaptions written, at value	153,075

Credit contracts				Market value on credit default swaps	104,611,306

Total		$19,784,521			$136,417,663

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(6,545,012)	$7,682,398

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(5,015,142)	(10,514,739)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(109,751)	(141,652)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(51,432)	258,487

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(5,359,284)	7,566,168

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	19,673,035	14,865,336

Total		$2,592,414	$19,715,998

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2021:

Futures:
Average notional amount of buy contracts	$547,404,500
Average notional amount of sale contracts	$520,763,706
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$165,919,761
Average principal amount of sale contracts	$662,521,625

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Purchased Swaptions:
Average notional amount	$22,443,667	(a)
Swaptions Written:
Average notional amount	$57,797,333	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$214,895,000
Credit Default Swaps:
Average notional amount of sale contracts	$396,824,922
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,254,000	(b)
Average notional amount of sale contracts	$49,697,402

(a)	Positions were open for two months during the year.

(b)	Positions were open for six months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Barclays Bank PLC	$20,783	$(20,783)	$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	4,014,043	(4,014,043)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	5,017	(5,017)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	7,662	(7,662)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	697,341	(697,341)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	690,874	– 0	–	– 0	–	– 0	–	690,874
State Street Bank & Trust Co.	2,319,681	(238,366)	– 0	–	– 0	–	2,081,315

Total	$7,755,401	$(4,983,212)	$	– 0	–	$	– 0	–	$2,772,189	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$188,441	$	– 0	–	$	– 0	–	$	– 0	–	$188,441
Barclays Bank PLC	2,115,935		(20,783)			– 0	–		(2,095,152)		– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	44,075,877		(4,014,043)			– 0	–		(37,360,572)		2,701,262
Credit Suisse International	9,978,717		– 0	–		– 0	–		(9,978,717)		– 0	–
Deutsche Bank AG	1,613,441		(5,017)			– 0	–		(1,608,424)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	43,792,623		(7,662)			(370,000)			(43,414,961)		– 0	–
HSBC Bank USA	77,656		– 0	–		– 0	–		– 0	–	77,656
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	8,005,019		– 0	–		(280,000)			(7,725,019)		– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	10,820,267		(697,341)			– 0	–		(2,614,101)		7,508,825
State Street Bank & Trust Co.	238,366		(238,366)			– 0	–		– 0	–	– 0	–

Total	$120,906,342		$(4,983,212)			$(650,000)			$(104,796,946)		$10,476,184	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct

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investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2021, the Fund earned drop income of $2,073,501 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of

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the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2021, the average amount of reverse repurchase agreements outstanding was $960,918,550 and the daily weighted average interest rate was 0.08%. At October 31, 2021, the Fund had reverse repurchase agreements outstanding in the amount of $1,311,251,624 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2021:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
First Boston	$6,468,946	$(6,468,946)	$	– 0	–
HSBC Securities (USA), Inc.	621,254,435	(620,753,902)		500,533
JPMorgan Chase Bank	683,528,243	(683,528,243)		– 0	–

Total	$1,311,251,624	$(1,310,751,091)		$500,533

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan

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commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2021, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the respective loan agreement. The unrealized appreciation on such loan commitment was $14,658.

Loan	Unfunded Loan Participation Commitments	Funded
Jones DesLauriers Insurance Management, Inc.	$472,267	$ – 0	–

As of October 31, 2021, the Fund had no bridge loan commitments outstanding.

During the year ended October 31, 2021, the Fund received $50 of commitment fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class A
Shares sold	12,693,420	21,145,246	$102,684,240	$167,807,929

Shares issued in reinvestment of dividends	794,420	794,985	6,379,937	6,292,343

Shares converted from Class C	356,137	197,566	2,859,271	1,553,543

Shares redeemed	(16,512,385)	(15,889,560)	(132,616,025)	(124,259,840)

Net increase (decrease)	(2,668,408)	6,248,237	$(20,692,577)	$51,393,975

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	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class C
Shares sold	3,077,054	11,945,989	$24,874,379	$95,198,555

Shares issued in reinvestment of dividends	456,339	508,293	3,671,010	4,029,036

Shares converted to Class A	(355,698)	(197,320)	(2,859,271)	(1,553,543)

Shares redeemed	(5,920,156)	(5,477,623)	(47,610,467)	(42,721,251)

Net increase (decrease)	(2,742,461)	6,779,339	$(21,924,349)	$54,952,797

Advisor Class
Shares sold	167,986,666	265,870,110	$1,352,943,498	$2,104,021,251

Shares issued in reinvestment of dividends	12,483,656	12,977,218	100,377,691	102,871,686

Shares redeemed	(168,770,779)	(210,433,650)	(1,357,710,463)	(1,630,716,915)

Net increase	11,699,543	68,413,678	$95,610,726	$576,176,022

Class Z(a)
Shares sold	2,157,210	2,554,455	$17,350,447	$18,769,036

Shares issued in reinvestment of dividends	94,970	37,721	762,411	298,182

Shares redeemed	(759,196)	(271,616)	(6,105,537)	(2,053,809)

Net increase	1,492,984	2,320,560	$12,007,321	$17,013,409

(a)	Commenced distribution on November 20, 2019.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in

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NOTES TO FINANCIAL STATEMENTS (continued)

higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$166,350,736	$173,172,422

Total taxable distributions paid	$166,350,736	$173,172,422

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(25,821,866	)(a)
Unrealized appreciation/(depreciation)	8,964,995	(b)

Total accumulated earnings/(deficit)	$(16,856,871	)(c)

(a)

As of October 31, 2021, the Fund had a net capital loss carryforward of $6,276,058. During the fiscal year, the Fund utilized $49,285,069 of capital loss carry forwards to offset current year net realized gains. As of October 31, 2021, the cumulative deferred loss on straddles was $19,545,808.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of grantor trusts, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

(c)The

differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the fund had a net long-term capital loss carryforward of $6,276,058, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser, the tax treatment of swaps, and taxable over distributions resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.96	$ 7.98	$ 7.49	$ 8.09	$ 8.08

Income From Investment Operations

Net investment income(a)(b)	.24	.26	.31	.29	.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.02	(c)	.53	(.50)	.05

Contributions from Affiliates	.00	(d)	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	.20	.28	.84	(.21)	.41

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.30)	(.30)	(.36)	(.40)

Return of capital	– 0	–	– 0	–	(.05)	(.03)	– 0	–

Total dividends and distributions	(.27)	(.30)	(.35)	(.39)	(.40)

Net asset value, end of period	$ 7.89	$ 7.96	$ 7.98	$ 7.49	$ 8.09

Total Return

Total investment return based on net asset value(e)*	2.48%	3.55%	11.50%	(2.71)%	5.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$265,990	$289,619	$240,567	$232,931	$165,294

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.79%	.78%	.77%	1.08%	1.03%

Expenses, before waivers/reimbursements(f)	.80%	.80%	.83%	1.16%	1.11%

Net investment income(b)	3.04%	3.24%	4.02%	3.73%	4.42%

Portfolio turnover rate**	166%	246%	270%	105%	42%

See footnote summary on page 119.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.97	$ 7.99	$ 7.50	$ 8.10	$ 8.09

Income From Investment Operations

Net investment income(a)(b)	.18	.20	.25	.23	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.02	(c)	.53	(.50)	.05

Contributions from Affiliates	.00	(d)	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	.14	.22	.78	(.27)	.35

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.24)	(.25)	(.30)	(.34)

Return of capital	– 0	–	– 0	–	(.04)	(.03)	– 0	–

Total dividends and distributions	(.21)	(.24)	(.29)	(.33)	(.34)

Net asset value, end of period	$ 7.90	$ 7.97	$ 7.99	$ 7.50	$ 8.10

Total Return

Total investment return based on net asset value(e)*	1.71%	2.77%	10.65%	(3.43)%	4.37%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$194,363	$217,968	$164,413	$82,283	$62,121

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.54%	1.53%	1.52%	1.83%	1.78%

Expenses, before waivers/reimbursements(f)	1.55%	1.55%	1.57%	1.92%	1.87%

Net investment income(b)	2.29%	2.49%	3.21%	2.98%	3.68%

Portfolio turnover rate**	166%	246%	270%	105%	42%

See footnote summary on page 119.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 7.97	$ 7.99	$ 7.50	$ 8.10	$ 8.09

Income From Investment Operations

Net investment income(a)(b)	.26	.27	.33	.31	.41

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.04)	.03	(c)	.53	(.50)	.02

Contributions from Affiliates	.00	(d)	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	.22	.30	.86	(.19)	.43

Less: Dividends and Distributions

Dividends from net investment income	(.29)	(.32)	(.31)	(.38)	(.42)

Return of capital	– 0	–	– 0	–	(.06)	(.03)	– 0	–

Total dividends and distributions	(.29)	(.32)	(.37)	(.41)	(.42)

Net asset value, end of period	$ 7.90	$ 7.97	$ 7.99	$ 7.50	$ 8.10

Total Return

Total investment return based on net asset value(e)*	2.73%	3.80%	11.76%	(2.46)%	5.44%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$4,152	$4,097	$3,562	$2,222	$1,806

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.54%	.53%	.52%	.83%	.81%

Expenses, before waivers/reimbursements(f)	.55%	.55%	.58%	.91%	.93%

Net investment income(b)	3.28%	3.48%	4.24%	3.98%	5.11%

Portfolio turnover rate**	166%	246%	270%	105%	42%

See footnote summary on page 119.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31, 2021	November 20, 2019(g) to October 31, 2020

Net asset value, beginning of period	$ 7.97	$ 7.97

Income From Investment Operations

Net investment income(a)(b)	.27	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)	.03	(c)

Net increase in net asset value from operations	.22	.30

Less: Dividends

Dividends from net investment income	(.29)	(.30)

Net asset value, end of period	$ 7.90	$ 7.97

Total Return

Total investment return based on net asset value(e)*	2.78%	3.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$30,118	$18,492

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.49%	.48	%^

Expenses, before waivers/reimbursements(f)	.49%	.48	%^

Net investment income(b)	3.32%	3.49	%^

Portfolio turnover rate**	166%	246%

See footnote summary on page 119.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios, excluding interest expense are:

	Year Ended October 31,
	2021	2020	2019	2018	2017

Class A

Net of waivers/reimbursements	.77%	.77%	.77%	.77%	.77%

Before waivers/reimbursements	.78%	.79%	.82%	.85%	.85%
Class C

Net of waivers/reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Before waivers/reimbursements	1.53%	1.54%	1.57%	1.60%	1.61%
Advisor Class

Net of waivers/reimbursements	.52%	.52%	.52%	.52%	.54%

Before waivers/reimbursements	.53%	.54%	.57%	.60%	.65%
Class Z

Net of waivers/reimbursements	.47%	.46%	N/A	N/A	N/A

Before waivers/reimbursements	.47%	.46%	N/A	N/A	N/A

(g)	Commencement of distributions.

*	Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance by .04% for the year ended October 31, 2021.

**	The Fund accounts for dollar roll transactions as purchases and sales.

^ Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Income Fund (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 29, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2021. For foreign shareholders, 66.43% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)*

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Investment Team. Messrs. DiMaggio, Distenfeld, and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,##^ 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept. Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Weiner is expected to retire on or about December 31, 2021.

abfunds.com	AB INCOME FUND | 131

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also co-Head of Fixed-Income.

Gershon M. Distenfeld 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also co-Head of Fixed Income.

Matthew S. Sheridan 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”**), with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB INCOME FUND | 133

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB INCOME FUND | 135

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that the fee rate for the period reviewed was above the median but that, due to subsequent increases in assets, the Fund had crossed a breakpoint and the effective fee rate was currently equal to the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the Fund’s net assets were above the first breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that

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there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0151-1021

OCT    10.31.21

ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Municipal Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 8, 2021

This report provides management’s discussion of fund performance for the AB Municipal Bond Inflation Strategy for the annual period ended October 31, 2021.

The Fund’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	6 Months	12 Months

AB MUNICIPAL BOND INFLATION STRATEGY[1]

Class 1 Shares[2]	2.63%	9.01%

Class 2 Shares[2]	2.68%	9.21%

Class A Shares	2.54%	8.89%

Class C Shares	2.17%	8.12%

Advisor Class Shares[3]	2.66%	9.14%

Bloomberg 1-10 Year TIPS Index	3.55%	7.05%

1

Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance for the six- and 12-month periods ended October 31, 2021, by 0.03% and 0.03%, respectively.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2021.

All share classes of the Fund outperformed the benchmark for the 12-month period, but underperformed for the six-month period, before sales charges. The Fund invests primarily in municipal bonds and uses tax-efficient hedges for inflation protection. During the 12-month period, the Fund’s allocation to municipal bonds and overweight to municipal credit contributed, while the Fund’s allocation to municipals detracted during the six-month period as Treasuries outperformed. The use of Consumer Price Index (“CPI”) swaps, a more tax-efficient way of achieving inflation protection, contributed to absolute performance over both periods, was

2 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

neutral relative to the benchmark over the 12-month period and was positive relative to the benchmark over the six-month period.

The Fund utilized derivatives in the form of CPI swaps for hedging purposes, which added to absolute performance for both periods. Interest rate swaps were utilized for hedging purposes and had no material impact on performance for either period. Credit default swaps were utilized for investment purposes and had no material impact on performance for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields have risen so far in 2021, particularly late in the reporting period, as investors have begun to digest the implications of the US Federal Reserve (the “Fed”) tapering of its asset purchase program and the likelihood of short-term interest-rate hikes next year. Even with the expected change in policy from the Fed, municipals continued to perform well over both the six- and 12-month time periods ending October 31, 2021. Heavy investor demand was a key driver of relative outperformance versus other investment-grade fixed-income sectors. Industry-wide flows into municipal bond funds were positive in 76 of the last 77 weeks of the period. Through October, investors added $92 billion into muni funds this year, just a few billion shy of the calendar-year record set back in 2019.

Additionally, strengthening credit fundamentals and attractive credit spreads caused excess demand for municipal credit. BBB and high-yield rated municipal indices outperformed more highly rated bonds significantly as credit spreads compressed. Toward the end of the period, the market began to experience some modest spread widening in certain idiosyncratic issuers and sectors. The Fund’s Senior Investment Management Team (the “Team”) views this spread widening as a reflection of spreads being too tight in certain sectors and not reflective of weakening fundamentals.

The Team continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering into inflation swap agreements or investing in other inflation-protected instruments.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.30% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Fund will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by the Adviser. The Fund may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Fund may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Fund will typically enter into inflation swaps. The Fund may use other inflation-indexed instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Fund’s primary use of derivatives will be for the purpose of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

(continued on next page)

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The Fund may utilize leverage for investment purposes through the use of tender option bond (“TOB”) transactions. The Adviser considers the impact of TOB transactions, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still

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DISCLOSURES AND RISKS (continued)

uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOB transactions, its net asset value (“NAV”) may be more volatile because

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2011 TO 10/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Bond Inflation Strategy Class A shares (from 10/31/2011 to 10/31/2021) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS 1 SHARES[3]			0.37%	0.57%

1 Year	9.01%	9.01%

5 Years	3.63%	3.63%

10 Years	2.61%	2.61%

CLASS 2 SHARES[3]			0.47%	0.72%

1 Year	9.21%	9.21%

5 Years	3.75%	3.75%

10 Years	2.71%	2.71%

CLASS A SHARES			0.18%	0.28%

1 Year	8.89%	5.60%

5 Years	3.48%	2.85%

10 Years	2.43%	2.12%

CLASS C SHARES			-0.55%	-0.85%

1 Year	8.12%	7.12%

5 Years	2.72%	2.72%

10 Years[4]	1.69%	1.69%

ADVISOR CLASS SHARES[5]			0.43%	0.66%

1 Year	9.14%	9.14%

5 Years	3.74%	3.74%

10 Years	2.71%	2.71%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.67%, 0.57%, 0.85%, 1.61% and 0.60% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2021.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	8.40%

5 Years	3.51%

10 Years	2.52%

CLASS 2 SHARES[1]

1 Year	8.50%

5 Years	3.63%

10 Years	2.63%

CLASS A SHARES

1 Year	4.92%

5 Years	2.73%

10 Years	2.05%

CLASS C SHARES

1 Year	6.41%

5 Years	2.60%

10 Years[2]	1.61%

ADVISOR CLASS SHARES[3]

1 Year	8.54%

5 Years	3.64%

10 Years	2.63%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,025.40	$3.83	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class C
Actual	$1,000	$1,021.70	$7.64	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Advisor Class
Actual	$1,000	$1,026.60	$2.55	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
Class 1
Actual	$1,000	$1,026.30	$3.06	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class 2
Actual	$1,000	$1,026.80	$2.55	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,015.8

1

All data are as of October 31, 2021. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

October 31, 2021

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.4%
Long-Term Municipal Bonds – 90.7%
Alabama – 1.1%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 06/01/2028	$3,905	$4,458,180
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016 5.00%, 02/01/2025	2,110	2,399,963
Series 2021 4.00%, 02/01/2039	1,675	1,957,330
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Obligated Group) Series 2016-A 5.00%, 12/01/2031	11,235	11,278,393
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	1,468	1,567,870

		21,661,736

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	1,335	1,550,512
Series 2018 6.50%, 09/01/2028(a)	295	359,369
7.125%, 09/01/2038(a)	280	361,673

		2,271,554

Arizona – 2.3%
Arizona Industrial Development Authority Series 2021-B 4.00%, 07/01/2041	500	530,535
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2030	935	1,118,205
5.00%, 11/01/2031-11/01/2033	2,350	2,989,642

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 4.00%, 02/01/2039(b)	$1,800	$2,126,403
5.00%, 02/01/2026-02/01/2031(b)	4,750	5,921,968
Arizona State University (Arizona State University COP) Series 2013-A 5.00%, 09/01/2022	3,220	3,349,158
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.542%, 07/01/2033	4,000	3,994,354
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Excise Tax Revenue) Series 2017-B 5.00%, 07/01/2022	1,995	2,058,931
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2017-A 5.00%, 07/01/2029	3,945	4,760,784
City of Tempe AZ (City of Tempe AZ COP) Series 2021 1.951%, 07/01/2031	2,400	2,343,606
Maricopa County Special Health Care District Series 2021-D 5.00%, 07/01/2022	4,595	4,742,249
Salt River Project Agricultural Improvement & Power District Series 2011-A 5.00%, 12/01/2024	3,140	3,152,257
Series 2021 5.00%, 01/01/2029	2,750	3,506,318
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2028 (Pre-refunded/ETM)	5,000	6,301,524
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017-B 4.00%, 10/01/2023(a)	65	65,019

		46,960,953

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arkansas – 0.5%
University of Arkansas Series 2012 5.00%, 11/01/2042 (Pre-refunded/ETM)	$9,335	$9,558,994

California – 8.0%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	3,315	3,456,318
California Housing Finance Series 2021-1, Class A 3.50%, 11/20/2035	992	1,142,874
Series 2021-2 0.823%, 03/25/2035	2,500	167,698
3.75%, 03/25/2035	4,995	5,909,678
California Infrastructure & Economic Development Bank Series 2021 0.20%, 01/01/2050 (Pre-refunded/ETM)(a)	1,750	1,749,753
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(a)	250	204,794
California State Public Works Board (California State Public Works Board Lease) Series 2021-A 5.00%, 02/01/2023	10,000	10,592,441
California State University Series 2021-B 2.374%, 11/01/2035	1,000	992,389
City of Los Angeles Department of Airports Series 2019 5.00%, 05/15/2039	1,000	1,225,334
Series 2021-A 5.00%, 05/15/2037	4,000	5,076,886
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	1,000	1,034,259

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	$1,500	$1,550,139
CSCDA Community Improvement Authority Series 2021 3.50%, 05/01/2047(a)(b)	2,300	2,310,046
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	2,000	2,069,534
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	2,000	1,986,785
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(a)	1,500	1,375,350
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	1,000	942,129
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	2,000	2,051,412
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036	1,175	1,187,497
Los Angeles Department of Water & Power Series 2021-B 5.00%, 07/01/2041	10,000	12,886,716
Los Angeles Unified School District/CA Series 2020-A 5.00%, 07/01/2027	6,935	8,556,257
Orange County Transportation Authority Series 2021 5.00%, 10/15/2024	3,505	3,975,999

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sacramento County Water Financing Authority NATL Series 2007-B 0.65% (LIBOR 3 Month + 0.57%), 06/01/2039(c)	$5,000	$4,969,442
San Francisco Intl Airport Series 2021-A 5.00%, 05/01/2031-05/01/2036	13,235	16,962,307
State of California Series 2014 5.00%, 08/01/2022-05/01/2025	4,250	4,634,291
Series 2020 5.00%, 11/01/2026-11/01/2030	12,110	15,853,528
Series 2021 4.00%, 10/01/2023-10/01/2035	25,345	29,055,640
5.00%, 09/01/2023	6,000	6,517,581
University of California Series 2022-S 5.00%, 05/15/2024-05/15/2036(b)	12,000	13,799,448

		162,236,525

Colorado – 3.2%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	1,510	1,591,644
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2012-A 5.00%, 11/15/2024	10,395	10,890,637
5.00%, 11/15/2025	3,000	3,143,041
Series 2018-A 5.00%, 12/01/2028-12/01/2029	16,555	20,502,041
Colorado Health Facilities Authority (AdventHealth Obligated Group) Series 2021 5.00%, 11/15/2041	2,600	3,346,884
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2032	640	800,165
5.00%, 08/01/2033	2,250	2,804,035
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2033	1,525	1,934,604

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Denver City & County School District No. 1 Series 2014-B 5.00%, 12/01/2023	$4,730	$5,189,412
Series 2021 5.00%, 12/01/2039	6,785	8,780,376
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013-A 5.00%, 12/01/2022	1,640	1,712,359
E-470 Public Highway Authority Series 2021-B 0.384% (SOFR + 0.35%), 09/01/2039(c)	2,000	2,004,267
Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020-A 3.75%, 12/01/2040	1,050	1,139,708
Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2024	260	294,195

		64,133,368

Connecticut – 3.1%
City of New Haven CT Series 2018-A 5.50%, 08/01/2035	1,920	2,368,536
Connecticut State Health & Educational Facilities Authority (Stamford Hospital Obligated Group (The)) Series 2022 4.00%, 07/01/2035-07/01/2040(b)	5,500	6,303,565
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2020 1.10%, 07/01/2048	10,105	10,209,306
State of Connecticut 2013-A 5.00%, 10/15/2024	5,035	5,496,840
Series 2014-A 5.00%, 03/01/2028	2,230	2,459,785
Series 2014-F 5.00%, 11/15/2026	1,275	1,446,689
Series 2015-B 5.00%, 06/15/2025-06/15/2028	7,170	8,302,554
Series 2016-A 5.00%, 03/15/2022-03/15/2032	11,320	11,865,775

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018-B 5.00%, 04/15/2028	$1,440	$1,802,290
State of Connecticut Clean Water Fund – State Revolving Fund Series 2013-A 5.00%, 03/01/2024	4,360	4,636,983
State of Connecticut Special Tax Revenue Series 2020 5.00%, 05/01/2035-05/01/2040	6,000	7,627,357

		62,519,680

Delaware – 0.4%
State of Delaware Series 2019 5.00%, 02/01/2028	6,810	8,518,952

District of Columbia – 0.9%
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2025-10/01/2026	8,565	10,040,641
Series 2021-A 4.00%, 10/01/2038	2,500	2,930,646
5.00%, 10/01/2036	1,695	2,168,789
Washington Metropolitan Area Transit Authority Series 2021-A 4.00%, 07/15/2039	2,450	2,922,968

		18,063,044

Florida – 5.2%
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 4.00%, 12/15/2025(a)	300	321,027
Central Florida Expressway Authority Series 2019-B 5.00%, 07/01/2032-07/01/2034	13,255	16,731,601
AGM Series 2021-D 5.00%, 07/01/2035	8,685	11,332,823
Citizens Property Insurance, Inc. Series 2012-A 5.00%, 06/01/2022	7,315	7,517,530
City of Jacksonville FL Series 2012-A 5.00%, 10/01/2023 (Pre-refunded/ETM)	6,140	6,408,367
5.00%, 10/01/2026 (Pre-refunded/ETM)	4,050	4,227,017

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2025	$4,500	$5,227,437
County of Broward FL Airport System Revenue Series 2019-A 4.00%, 10/01/2044	1,000	1,128,311
Series 2019-C 2.384%, 10/01/2026	2,600	2,701,887
County of Miami-Dade FL Series 2012-A 5.00%, 10/01/2023 (Pre-refunded/ETM)	1,500	1,565,888
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015-A 5.00%, 06/01/2023-06/01/2027	18,500	20,664,464
County of Miami-Dade Seaport Department AGM Series 2021-A 4.00%, 10/01/2040	8,000	9,348,625
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030-10/01/2034	595	455,776
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2015-B 5.00%, 10/01/2023	1,500	1,632,972
Series 2021 1.425%, 10/01/2026	500	499,349
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2029 (Pre-refunded/ETM)	4,420	5,446,154
5.00%, 10/01/2033	4,000	4,826,882
Mid-Bay Bridge Authority Series 2015-A 5.00%, 10/01/2028	1,000	1,140,705
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	375	381,103

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	$1,000	$1,241,684
State of Florida Department of Transportation Turnpike System Revenue Series 2021-B 5.00%, 07/01/2022	2,810	2,900,239

		105,699,841

Georgia – 1.9%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2034-07/01/2035	9,555	10,921,931
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2025	1,650	1,898,096
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2021-C 4.00%, 05/01/2052	2,075	2,429,538
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	9,370	9,936,643
Series 2018-C 4.00%, 08/01/2048	6,850	7,317,696
Richmond County Board of Education Series 2021 5.00%, 10/01/2023	3,400	3,706,200
State of Georgia Series 2020-A 5.00%, 08/01/2027	2,380	2,946,921

		39,157,025

Guam – 0.3%
Territory of Guam Series 2019 5.00%, 11/15/2031	145	166,404
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023-11/15/2031	3,970	4,476,227

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-F 5.00%, 01/01/2028	$500	$602,485

		5,245,116

Hawaii – 0.3%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2026(b)	1,500	1,735,218
State of Hawaii Airports System Revenue Series 2020-A 5.00%, 07/01/2033	4,010	5,037,081

		6,772,299

Illinois – 4.1%
Chicago Board of Education Series 2018-A 5.00%, 12/01/2027	1,200	1,446,655
Series 2018-C 5.00%, 12/01/2021	3,165	3,176,786
Series 2019-B 5.00%, 12/01/2030-12/01/2033	500	614,364
Chicago Housing Authority Series 2018-A 5.00%, 01/01/2034-01/01/2038	8,760	10,266,183
Chicago O’Hare International Airport Series 2015-B 5.00%, 01/01/2029	5,000	5,675,332
Series 2016-C 5.00%, 01/01/2033	5,000	5,828,913
Series 2017-B 5.00%, 01/01/2035	1,475	1,758,423
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 01/01/2023	2,500	2,634,802
5.50%, 01/01/2025	2,250	2,376,478
County of Cook IL Series 2012-C 5.00%, 11/15/2024	2,560	2,682,257
Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2024	1,630	1,802,714
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022-09/01/2034	800	943,214

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2033-10/01/2037	$7,000	$10,047,116
Illinois State Toll Highway Authority Series 2020-A 5.00%, 01/01/2040	1,080	1,365,862
State of Illinois Series 2013 5.00%, 07/01/2023	1,670	1,794,455
Series 2014 5.00%, 05/01/2030	4,180	4,598,983
Series 2017-B 5.00%, 12/01/2024	5,050	5,698,350
Series 2017-D 5.00%, 11/01/2021-11/01/2027	14,515	15,931,289
Series 2018-A 5.00%, 10/01/2023	2,785	3,020,886
Series 2018-B 5.00%, 10/01/2023	1,730	1,876,529

		83,539,591

Indiana – 1.3%
Indiana Finance Authority (CWA Authority, Inc.) Series 2021 5.00%, 10/01/2032-10/01/2034	9,955	13,199,470
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022-A 4.00%, 04/01/2035(b)	1,210	1,369,567
Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2021 0.70%, 12/01/2046	8,150	8,115,041
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	495	495,880
Indiana Finance Authority (RES Polyflow Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	2,380	2,221,699

		25,401,657

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa – 1.1%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2018-B 5.25%, 12/01/2050	$2,250	$2,447,661
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2021-A 5.00%, 08/01/2039	5,200	6,800,455
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.25%, 11/01/2040	2,275	2,514,444
Iowa Tobacco Settlement Authority Series 2021-A 4.00%, 06/01/2034-06/01/2040	3,515	4,127,704
5.00%, 06/01/2031	900	1,180,118
Series 2021-B 4.00%, 06/01/2049	2,000	2,212,820
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	2,360	2,789,621

		22,072,823

Kansas – 0.4%
Kansas Development Finance Authority (AdventHealth Obligated Group) Series 2021 5.00%, 11/15/2054	6,000	7,568,419

Kentucky – 2.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026-02/01/2031	650	786,854
Kentucky Municipal Power Agency NATL Series 2015-A 5.00%, 09/01/2022-09/01/2023	4,875	5,132,738
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	7,260	8,217,770
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-C 6.365% (CPI + 1.05%), 12/01/2049(c)	20,000	21,648,682

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-C 4.00%, 02/01/2050	$9,015	$10,470,540
Kentucky Turnpike Authority Series 2012-A 5.00%, 07/01/2025 (Pre-refunded/ETM)	2,275	2,348,152

		48,604,736

Louisiana – 1.2%
City of New Orleans LA Series 2021-A 5.00%, 12/01/2028-12/01/2041	9,300	11,804,452
Jefferson Sales Tax District AGM Series 2017-B 5.00%, 12/01/2034	1,800	2,206,528
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	340	383,876
6.10%, 06/01/2038-12/01/2040(a)	845	1,090,680
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012-A 5.00%, 05/01/2027 (Pre-refunded/ETM)	2,860	2,928,903
5.00%, 05/01/2027	6,225	6,372,153

		24,786,592

Maryland – 6.5%
County of Baltimore MD Series 2021 4.00%, 03/23/2022	11,475	11,650,313
County of Montgomery MD Series 2019-A 5.00%, 11/01/2026	5,925	7,184,752
County of Prince George’s MD Series 2021-A 5.00%, 07/01/2027	10,000	12,325,305
Louisville and Jefferson County Metropolitan Sewer District Series 2021 3.00%, 10/14/2022	15,000	15,398,410
Maryland Health & Higher Educational Facilities Authority (Stevenson University, Inc.) Series 2021 4.00%, 06/01/2039	500	570,847
State of Maryland Series 2016 5.00%, 06/01/2022	13,990	14,383,175

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-B 5.00%, 08/01/2024	$5,790	$6,529,467
Series 2020-B 5.00%, 08/01/2028	9,315	11,780,552
Series 2021-A 5.00%, 08/01/2026-03/01/2032	21,715	27,365,951
Series 2022-C 5.00%, 03/01/2026(b)	11,500	13,408,910
Series 2022-D 4.00%, 08/01/2029(b)	4,500	5,333,566
Washington Suburban Sanitary Commission Series 2020 5.00%, 12/01/2022	4,140	4,354,500

		130,285,748

Massachusetts – 2.4%
Commonwealth of Massachusetts Series 2004-B 5.25%, 08/01/2023	2,450	2,664,043
Series 2020-B 5.00%, 07/01/2024	7,380	8,293,639
CIFGNA Series 2007-A 0.654% (LIBOR 3 Month + 0.57%), 05/01/2037(c)	3,275	3,233,893
Massachusetts Bay Transportation Authority Sales Tax Revenue Series 2004-C 5.25%, 07/01/2023	3,520	3,812,029
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 5.983% (CPI + 0.99%), 08/01/2022(c)	3,240	3,332,102
5.99% (CPI + 0.99%), 08/01/2023(c)	2,275	2,421,331
Series 2021-2 4.00%, 02/01/2023	1,645	1,722,619
Massachusetts Development Finance Agency (Broad Institute, Inc. (The)) Series 2017 5.00%, 04/01/2028	1,655	2,038,096
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2037-07/01/2039	11,280	14,356,978

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012-A 5.00%, 08/15/2023	$2,475	$2,568,278
Massachusetts Water Resources Authority Series 2012-A 5.00%, 08/01/2037 (Pre-refunded/ETM)	2,865	2,968,251

		47,411,259

Michigan – 1.6%
City of Detroit MI Series 2018 5.00%, 04/01/2035-04/01/2036	1,055	1,228,529
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 0.688% (LIBOR 3 Month + 0.60%), 07/01/2032(c)	2,605	2,608,006
Michigan Finance Authority (City of Detroit MI) Series 2016-C 5.00%, 04/01/2026-04/01/2027	2,735	3,278,378
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024	10,545	11,790,611
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2031	1,785	2,130,593
Michigan Strategic Fund (Michigan Strategic Fund - I 75 Improvement Project) Series 2018 5.00%, 12/31/2028-06/30/2029	9,090	11,261,497

		32,297,614

Minnesota – 0.3%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL Series 1998 0.105%, 08/01/2028(d)	25	25,000

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Hennepin MN Series 2020-B 5.00%, 12/01/2026	$2,035	$2,473,247
State of Minnesota (State of Minnesota Lease) Series 2012-B 5.00%, 03/01/2022	3,305	3,357,932

		5,856,179

Mississippi – 0.1%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 5.00%, 10/01/2033(a)	1,000	1,174,984
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	1,500	1,752,567

		2,927,551

Missouri – 0.6%
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025-03/01/2027	255	284,289
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016-A 5.00%, 08/15/2036	1,675	1,812,058
Missouri State Environmental Improvement & Energy Resources Authority (Missouri Environmental Improvement & Energy Resources Auth State Revolving Funds) Series 2020-A 5.00%, 01/01/2023	9,785	10,331,482

		12,427,829

Montana – 0.2%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2031-02/15/2033	3,275	3,889,999

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nebraska – 0.8%
Central Plains Energy Project (Goldman Sachs Group, Inc.(The)) Series 2018 5.00%, 03/01/2050	$15,000	$16,317,810

Nevada – 2.9%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(a)	360	364,732
Clark County School District Series 2021-A 4.00%, 06/15/2034	10,085	12,137,208
5.00%, 06/15/2027-06/15/2028	8,780	10,843,270
Series 2021-B 5.00%, 06/15/2027-06/15/2029	16,800	20,899,063
BAM Series 2020-B 5.00%, 06/15/2027	4,305	5,270,933
State of Nevada Department of Business & Industry Series 2021 0.25%, 01/01/2050 (Pre-refunded/ETM)(a)	1,000	999,982
Tahoe-Douglas Visitors Authority Series 2020 4.00%, 07/01/2027	1,200	1,326,989
5.00%, 07/01/2029-07/01/2035	5,465	6,437,778

		58,279,955

New Hampshire – 0.1%
New Hampshire Business Finance Authority Series 2020-1 4.125%, 01/20/2034	1,518	1,792,875

New Jersey – 5.2%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-B 3.87%, 11/15/2035(a)	12,363	14,082,540
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014-P 5.00%, 06/15/2029	1,150	1,275,479

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2026-10/01/2027	$3,810	$4,528,439
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	1,365	1,417,667
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	4,390	5,151,238
Series 2018-A 5.00%, 06/15/2028-06/15/2031	26,170	30,695,225
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014-C 5.25%, 06/15/2032	2,960	3,360,395
Series 2020-A 5.00%, 06/15/2036	1,140	1,437,101
New Jersey Turnpike Authority Series 2013-A 5.00%, 01/01/2023 (Pre-refunded/ETM)	1,600	1,689,165
5.00%, 01/01/2023	200	210,783
Series 2014-A 5.00%, 01/01/2028	4,785	5,338,054
Series 2014-C 5.00%, 01/01/2023	1,590	1,675,726
Series 2017-A
5.00%, 01/01/2033	7,300	8,753,173
Series 2020-D 5.00%, 01/01/2028	4,375	5,160,669
Series 2021-B 0.897%, 01/01/2025	1,000	994,377
1.713%, 01/01/2029	1,350	1,333,594
State of New Jersey Series 2020 5.00%, 06/01/2029	10,000	12,587,955

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2030	$4,750	$5,778,031

		105,469,611

New York – 6.9%
City of New York NY Series 2011-A 5.00%, 08/01/2023	3,220	3,231,490
Series 2020-A 5.00%, 08/01/2026	3,940	4,726,957
Series 2020-B 5.00%, 11/01/2027	3,000	3,713,339
Series 2020-C 5.00%, 08/01/2028-08/01/2033	6,920	8,796,810
Series 2021-A 4.00%, 08/01/2041	2,000	2,346,709
5.00%, 08/01/2033	2,000	2,618,433
Series 2021-D 1.396%, 08/01/2027	3,150	3,085,298
Series 2021-F 5.00%, 06/01/2044	2,500	2,880,884
County of Monroe NY Series 2021 5.00%, 06/01/2028	4,070	5,115,297
Metropolitan Transportation Authority Series 2012-C 5.00%, 11/15/2024 (Pre-refunded/ETM)	4,065	4,269,019
5.00%, 11/15/2025 (Pre-refunded/ETM)	5,000	5,250,946
Series 2012-F 5.00%, 11/15/2026	3,635	3,803,164
Series 2013-A 5.00%, 11/15/2026 (Pre-refunded/ETM)	2,300	2,466,727
Series 2013-E 5.00%, 11/15/2025 (Pre-refunded/ETM)	8,510	9,332,864
Series 2016-A 5.00%, 11/15/2024	1,130	1,276,901
Series 2016-B 5.00%, 11/15/2027	1,370	1,627,862
Series 2017-B 5.00%, 11/15/2023-11/15/2026	3,600	4,124,720
Series 2017-C 5.00%, 11/15/2026-11/15/2028	4,020	4,858,172
Series 2020-A 5.00%, 11/15/2045	5,120	6,464,786
Series 2020-E 4.00%, 11/15/2026	1,000	1,143,972
5.00%, 11/15/2028	4,000	4,915,191

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-D 0.363% (SOFR + 0.33%), 11/01/2035(c)	$2,090	$2,084,350
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-B 5.00%, 11/01/2026(e)	6,830	7,154,936
Series 2021 5.00%, 11/01/2031	1,000	1,315,881
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-A 5.00%, 02/15/2028(e)	6,565	7,236,802
Series 2021 2.202%, 03/15/2034	2,000	1,993,429
2.252%, 03/15/2032	2,000	1,993,642
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2040	2,000	2,338,919
5.00%, 03/15/2025	2,225	2,562,781
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027-01/01/2029	9,255	11,117,080
Series 2020 4.00%, 10/01/2030	1,500	1,738,538
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	345	382,206
Port Authority of New York & New Jersey Series 2021-2 5.00%, 07/15/2028	1,025	1,270,133
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2028-06/01/2032	4,510	5,749,353
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.00%, 05/15/2045	2,945	3,114,952
2.591%, 05/15/2036	2,000	2,007,650
2.917%, 05/15/2040	1,000	1,004,110

		139,114,303

34 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina – 1.2%
City of Charlotte NC Water & Sewer System Revenue Series 2020 5.00%, 07/01/2022	$2,230	$2,301,766
Fayetteville State University Series 2023 5.00%, 04/01/2032(a)(b)	655	788,074
State of North Carolina Series 2013-D 4.00%, 06/01/2022	2,995	3,061,977
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2026	6,710	7,687,496
Series 2019 5.00%, 03/01/2029	3,780	4,812,212
Series 2021 5.00%, 03/01/2028	1,175	1,465,527
State of North Carolina (State of North Carolina Lease) Series 2020-B 5.00%, 05/01/2022	3,255	3,333,601

		23,450,653

North Dakota – 0.0%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(a)	425	426,342
7.00%, 12/15/2043(a)	440	440,055

		866,397

Ohio – 1.6%
American Municipal Power, Inc. Series 2016-A 5.00%, 02/15/2036	5,000	5,813,648
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2039	1,000	1,136,683
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,385	4,025,530
City of Cleveland OH Airport System Revenue AGM Series 2016-B 5.00%, 01/01/2023-01/01/2024	2,585	2,774,834

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Cleveland OH Income Tax Revenue Series 2017-B1 5.00%, 10/01/2027-10/01/2030	$7,585	$9,373,952
Series 2017-B2 5.00%, 10/01/2029	1,485	1,839,450
County of Cuyahoga OH (MetroHealth System/The) Series 2017 5.00%, 02/15/2037	5,600	6,548,909
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	235	238,579
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	420	426,397
Series 2016-B 4.375%, 06/01/2033	825	837,565

		33,015,547

Oklahoma – 0.1%
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	500	503,404
Oklahoma Municipal Power Authority Series 2019-A 5.00%, 01/01/2022	1,140	1,148,970

		1,652,374

Oregon – 0.3%
Deschutes County Hospital Facilities Authority (St Charles Health System, Inc.) Series 2016-A 4.00%, 01/01/2033	1,000	1,102,606
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 4.00%, 10/01/2033	1,960	2,237,806
5.00%, 10/01/2029	1,910	2,336,763

		5,677,175

Other – 0.2%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2036(a)	3,820	4,029,304

36 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 4.2%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2037-01/01/2041	$7,005	$8,035,183
5.00%, 01/01/2035	5,205	6,583,201
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 5.00%, 07/01/2032-07/01/2035	4,500	5,626,038
City of Philadelphia PA Series 2017 5.00%, 08/01/2028	12,990	15,924,159
City of Philadelphia PA Airport Revenue Series 2021 5.00%, 07/01/2028	3,035	3,740,350
City of Philadelphia PA Water & Wastewater Revenue Series 2017-A 5.00%, 10/01/2032-10/01/2033	2,135	2,611,590
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2034	1,500	1,840,016
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	1,690	1,806,991
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2042(b)	2,000	2,291,669
Pennsylvania Turnpike Commission Series 2017 5.00%, 12/01/2028-12/01/2029	3,005	3,696,102
Series 2017-B 5.00%, 06/01/2034-06/01/2036	7,580	9,056,965
Series 2019 5.00%, 12/01/2023	4,250	4,653,461
Series 2021-B 4.00%, 12/01/2039	2,000	2,329,707
5.00%, 12/01/2034-12/01/2035	2,850	3,702,221

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2040	$1,000	$1,198,182
School District of Philadelphia (The) Series 2016-F 5.00%, 09/01/2034	5,000	5,911,119
State Public School Building Authority Series 2012 5.00%, 04/01/2023 (Pre-refunded/ETM)	2,400	2,446,967
5.00%, 04/01/2026 (Pre-refunded/ETM)	2,750	2,803,816

		84,257,737

Puerto Rico – 0.3%
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	970	1,070,598
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	790	859,675
AGC Series 2007-N 5.25%, 07/01/2034-07/01/2036	2,105	2,273,253
AGM Series 2007-C 5.25%, 07/01/2036	100	107,738
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	100	109,621
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,024	978,807

		5,399,692

South Carolina – 1.6%
County of Richland SC Series 2021-A 5.00%, 03/01/2028	13,020	16,311,982
Renewable Water Resources Series 2012 5.00%, 01/01/2024 (Pre-refunded/ETM)	2,570	2,590,455
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(a)	1,000	1,026,306

38 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2034-12/01/2036	$2,535	$2,970,196
Series 2016-B 5.00%, 12/01/2037	5,040	5,983,935
Series 2016-C 5.00%, 12/01/2035	930	1,106,517
Series 2021-B 4.00%, 12/01/2039	1,975	2,324,055

		32,313,446

Tennessee – 0.8%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(a)	1,410	1,368,337
City of Pigeon Forge TN Series 2021-B 5.00%, 06/01/2024	4,545	5,087,390
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2021-A 5.00%, 07/01/2031(b)	5,095	6,528,539
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 07/01/2023 (Pre-refunded/ETM)	2,385	2,461,191

		15,445,457

Texas – 7.4%
Birdville Independent School District Series 2015-B 5.00%, 02/15/2022	3,825	3,878,270
Board of Regents of the University of Texas System Series 2016-H 5.00%, 08/15/2022	6,225	6,461,935
Central Texas Regional Mobility Authority Series 2021-B 5.00%, 01/01/2030-01/01/2039	7,400	9,398,755
Series 2021-C 5.00%, 01/01/2027	5,000	5,817,286
City of Houston TX Series 2021-A 5.00%, 03/01/2026-03/01/2027	6,680	8,047,305

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Houston TX Airport System Revenue Series 2021-A 4.00%, 07/01/2035-07/01/2037	$2,285	$2,571,027
5.00%, 07/01/2028-07/01/2033	4,905	6,256,919
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	2,465	2,670,386
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2024	1,100	1,230,333
Series 2020-C 5.00%, 11/15/2022	4,330	4,543,413
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2038-02/01/2040	6,220	7,979,055
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2041	905	1,037,184
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2020-B 5.00%, 12/01/2021-12/01/2023	6,425	6,885,799
Fort Worth Independent School District Series 2021-A 5.00%, 02/15/2026-02/15/2027	5,250	6,292,728
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group) Series 2021 4.00%, 10/01/2041	2,000	2,377,776
Lewisville Independent School District Series 2020 5.00%, 08/15/2023-08/15/2024	4,725	5,224,606
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2021 5.00%, 05/15/2029	800	1,016,059
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/2031	1,000	1,117,867

40 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Newark Higher Education Finance Corp. (TLC Academy) Series 2021-A 4.00%, 08/15/2041	$1,690	$1,797,281
North Texas Tollway Authority (North Texas Tollway System) Series 2017-A 5.00%, 01/01/2038	3,000	3,159,938
Series 2021-B 4.00%, 01/01/2032	1,080	1,306,550
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	240	246,722
Series 2021 2.00%, 01/01/2027(a)	550	547,583
San Antonio Water System Series 2021-A 5.00%, 05/15/2028-05/15/2037	9,505	12,334,574
Spring Independent School District Series 2021 5.00%, 08/15/2027	1,430	1,755,922
State of Texas Series 2021-A 4.00%, 08/01/2025	2,355	2,645,437
5.00%, 08/01/2026-08/01/2029	7,970	9,689,771
Series 2021-B 5.00%, 08/01/2028	2,340	2,921,203
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015 5.25%, 11/15/2035(f)(g)	900	513,000
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group) Series 2018-A 5.00%, 07/01/2030-07/01/2031	13,405	16,589,654
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2025	1,105	884,000

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas Water Development Board (Texas Water Development Board State Revolving Fund) Series 2021 4.00%, 08/01/2036(b)	$10,410	$12,609,156

		149,807,494

Utah – 0.5%
City of Salt Lake City UT Airport Revenue
Series 2021-A 4.00%, 07/01/2040	2,915	3,386,901
5.00%, 07/01/2033	4,000	5,128,809
Military Installation Development Authority
Series 2021-A 4.00%, 06/01/2041	1,000	999,299

		9,515,009

Virginia – 0.6%
Fairfax County Economic Development Authority (County of Fairfax VA) Series 2020 5.00%, 08/01/2022-08/01/2033	1,255	1,531,700
Hampton Roads Transportation Accountability Commission Series 2021-A 5.00%, 07/01/2026	2,685	3,210,831
Virginia Commonwealth Transportation Board Series 2012 5.00%, 05/15/2028 (Pre-refunded/ETM)	4,305	4,416,372
5.00%, 05/15/2029 (Pre-refunded/ETM)	2,250	2,308,208

		11,467,111

Washington – 4.1%
Central Puget Sound Regional Transit Authority (Central Puget Sound Regional Transit Authority Sales Tax) Series 2012-P 5.00%, 02/01/2023-02/01/2025	7,815	7,908,497
City of Seattle WA Municipal Light & Power Revenue Series 2021-A 4.00%, 07/01/2033-07/01/2035	4,080	4,994,797
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2023	4,020	4,354,432

42 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port of Seattle WA Series 2013 5.00%, 07/01/2024	$4,820	$5,180,579
Series 2019 5.00%, 04/01/2033-04/01/2034	3,000	3,698,933
Series 2021 4.00%, 08/01/2040	2,000	2,330,108
5.00%, 08/01/2022-08/01/2023	10,285	10,731,710
State of Washington Series 2015-R 5.00%, 07/01/2026	13,325	15,160,760
Series 2021-D 5.00%, 07/01/2029	4,380	5,624,327
Series 2021-F 5.00%, 06/01/2029	3,165	4,057,476
Series 2021-R 5.00%, 08/01/2022	15,880	16,454,746
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	1,600	1,825,026
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	994	1,140,121
Series 2021-1, Class X 0.725%, 12/20/2035(h)	994	60,343

		83,521,855

West Virginia – 0.2%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	2,600	2,712,827
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	265	278,675

		2,991,502

Wisconsin – 2.2%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(a)	1,000	963,324
State of Wisconsin Series 2021-2 5.00%, 05/01/2026-05/01/2029	11,850	14,621,127

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

UMA Education, Inc. Series 2019 5.00%, 10/01/2022-10/01/2029(a)	$2,535	$2,927,954
Wisconsin Department of Transportation Series 2013-1 5.00%, 07/01/2023(e)	5,500	5,935,401
5.00%, 07/01/2024 (Pre-refunded/ETM)	6,500	7,011,699
Wisconsin Public Finance Authority (Appalachian Regional Healthcare System Obligated Group) Series 2021 5.00%, 07/01/2035-07/01/2040	1,975	2,487,175
Wisconsin Public Finance Authority (Catholic Bishop of Chicago(The)) Series 2021 5.75%, 07/25/2041(a)	5,000	5,294,286
Wisconsin Public Finance Authority (Renown Regional Medical Center) Series 2020 4.00%, 06/01/2035	1,220	1,433,213
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-B 2.25%, 06/01/2027(b)	1,500	1,488,347
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 5.00%, 02/01/2033(b)	1,725	2,138,534

		44,301,060

Total Long-Term Municipal Bonds (cost $1,783,975,425)		1,828,555,451

Short-Term Municipal Notes – 4.7%
California – 0.7%
City of Los Angeles CA Series 2021-B 5.00%, 09/01/2022(b)	13,070	13,580,233

Connecticut – 0.1%
Connecticut State Development Authority (Embraer Aircraft Holding, Inc.) Series 2010
0.06%, 10/01/2037(i)	1,400	1,400,000

44 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Delaware – 0.5%
State of Delaware Series 2021 5.00%, 02/01/2022	$11,265	$11,400,341

District of Columbia – 0.1%
District of Columbia (Carnegie Endowment for International Peace) Series 2010 0.05%, 11/01/2045(i)	2,500	2,500,000

Florida – 1.3%
Florida Development Finance Corp. (Lakeland Regional Health Systems Obligated Group) Series 2021 5.00%, 11/15/2021	3,655	3,661,396
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2010 0.07%, 06/01/2048(i)	1,685	1,685,000
School Board of Miami-Dade County (The) Series 2021 2.50%, 02/23/2022	20,425	20,573,700

		25,920,096

Illinois – 0.2%
Illinois Development Finance Authority (North Park University) Series 2016 0.05%, 10/01/2029(i)	2,565	2,565,000
Illinois Finance Authority (Latin School of Chicago (The)) Series 2005-B 0.06%, 08/01/2035(i)	1,300	1,300,000

		3,865,000

Maryland – 0.1%
Maryland Health & Higher Educational Facilities Authority (Luminis Health Obligated Group) Series 2011 0.06%, 07/01/2043(i)	1,250	1,250,000

Massachusetts – 0.1%
City of Quincy MA Series 2021 1.50%, 01/14/2022	1,330	1,333,670

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York – 0.0%
New York City Health and Hospitals Corp. Series 2008-B 0.06%, 02/15/2031(i)	$1,000	$1,000,000

South Carolina – 0.5%
Beaufort County School District/SC Series 2021-A 5.00%, 03/01/2022	7,355	7,472,797
South Carolina Association of Governmental Organizations Series 2021-A 3.00%, 03/01/2022	2,960	2,988,387

		10,461,184

Texas – 1.1%
Austin Independent School District Series 2021 5.00%, 08/01/2022	4,880	5,055,870
County of Collin TX Series 2021 5.00%, 02/15/2022	5,500	5,576,597
Dallas Independent School District Series 2021-C 5.00%, 02/15/2022	5,300	5,373,502
Hays Consolidated Independent School District Series 2021 5.00%, 02/15/2022	6,255	6,342,112

		22,348,081

Total Short-Term Municipal Notes (cost $95,079,974)		95,058,605

Total Municipal Obligations (cost $1,879,055,399)		1,923,614,056

CORPORATES - INVESTMENT GRADE – 0.8%
Industrial – 0.8%
Capital Goods – 0.2%
Caterpillar Financial Services Corp. 0.319% (SOFR + 0.27%), 09/13/2024(c)	2,500	2,502,400
John Deere Capital Corp. 0.169% (SOFR + 0.12%), 07/10/2023(c)	1,435	1,435,172

		3,937,572

Consumer Non-Cyclical – 0.5%
Baylor Scott & White Holdings
Series 2021 0.827%, 11/15/2025	1,000	969,760
1.777%, 11/15/2030	1,000	974,970

46 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sutter Health Series 20A 3.161%, 08/15/2040	$1,000	$1,039,020
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	2,300	2,249,745
UPMC Series D-1 3.60%, 04/03/2025	5,600	5,992,112

		11,225,607

Services – 0.1%
Hackensack Meridian Health, Inc. Series 2020
2.675%, 09/01/2041	1,790	1,776,504

Total Corporates – Investment Grade (cost $17,061,088)		16,939,683

CORPORATES - NON-INVESTMENT GRADE – 0.3%
Industrial – 0.3%
Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	1,933	1,876,131

Consumer Non-Cyclical – 0.1%
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)	2,000	1,990,380

Transportation - Airlines – 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)	650	681,629
5.75%, 04/20/2029(a)	575	618,896
United Airlines, Inc. 4.375%, 04/15/2026(a)	600	621,252
4.625%, 04/15/2029(a)	275	283,591

		2,205,368

Total Corporates – Non-Investment Grade (cost $6,032,257)		6,071,879

GOVERNMENTS - TREASURIES – 0.3%
United States – 0.3%
U.S. Treasury Notes 2.625%, 02/15/2029(e) (cost $4,999,224)	5,000	5,404,687

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Risk Share Floating Rate – 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.339% (LIBOR 1 Month + 4.25%), 11/25/2023(c)	$130	$134,432
Series 2014-DN3, Class M3 4.089% (LIBOR 1 Month + 4.00%), 08/25/2024(c)	55	56,654
Series 2016-DNA4, Class M3 3.889% (LIBOR 1 Month + 3.80%), 03/25/2029(c)	208	215,251
Series 2017-DNA3, Class M2 2.589% (LIBOR 1 Month + 2.50%), 03/25/2030(c)	270	275,767
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 2.989% (LIBOR 1 Month + 2.90%), 07/25/2024(c)	92	93,909
Series 2015-C02, Class 1M2 4.089% (LIBOR 1 Month + 4.00%), 05/25/2025(c)	86	87,839
Series 2016-C03, Class 2M2 5.989% (LIBOR 1 Month + 5.90%), 10/25/2028(c)	172	180,849
Series 2017-C01, Class 1M2 3.639% (LIBOR 1 Month + 3.55%), 07/25/2029(c)	304	313,397
Series 2017-C02, Class 2M2 3.739% (LIBOR 1 Month + 3.65%), 09/25/2029(c)	146	150,618
Series 2017-C03, Class 1M2 3.089% (LIBOR 1 Month + 3.00%), 10/25/2029(c)	440	452,879

Total Collateralized Mortgage Obligations (cost $1,831,511)		1,961,595

COMMERCIAL MORTGAGE-BACKED SECURITY – 0.1%
Agency CMBS – 0.1%
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038 (cost $1,036,466)	997	1,012,961

48 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.4%
Investment Companies – 3.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(j)(k)(l) (cost $63,363,666)	63,363,666	$63,363,666

Commercial Paper – 0.3%
City of San Antonio TX Series A 0.08%, 11/18/2021 (cost $5,600,000)	5,600	5,600,031

Total Short-Term Investments (cost $68,963,666)		68,963,697

Total Investments – 100.4% (cost $1,978,979,611)		2,023,968,558
Other assets less liabilities – (0.4)%		(8,194,643)

Net Assets – 100.0%		$2,015,773,915

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value		Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	15,000	04/29/2024	2.765%	CPI#	Maturity	$597,603		$	– 0	–	$597,603
USD	30,000	08/06/2024	2.815%	CPI#	Maturity	749,133			– 0	–	749,133
USD	20,000	11/02/2024	3.310%	CPI#	Maturity	– 0	–		– 0	–	– 0	–
USD	5,345	01/15/2025	2.565%	CPI#	Maturity	287,256			– 0	–	287,256
USD	2,673	01/15/2025	2.585%	CPI#	Maturity	141,406			– 0	–	141,406
USD	2,672	01/15/2025	2.613%	CPI#	Maturity	138,259			– 0	–	138,259
USD	10,000	04/01/2026	2.508%	CPI#	Maturity	566,551			– 0	–	566,551
USD	30,000	08/06/2026	2.689%	CPI#	Maturity	928,755			– 0	–	928,755
USD	25,000	10/04/2026	2.725%	CPI#	Maturity	464,102			– 0	–	464,102
USD	13,600	01/15/2027	CPI#	3.466%	Maturity	19,652			(19,279)		38,931
USD	13,000	01/15/2027	CPI#	3.320%	Maturity	(108,707)			– 0	–	(108,707)
USD	19,310	01/15/2028	1.230%	CPI#	Maturity	3,038,682			– 0	–	3,038,682
USD	14,770	01/15/2028	0.735%	CPI#	Maturity	2,908,223			– 0	–	2,908,223
USD	25,000	10/04/2028	2.661%	CPI#	Maturity	501,156			– 0	–	501,156
USD	12,000	08/29/2029	1.748%	CPI#	Maturity	1,590,355			– 0	–	1,590,355
USD	15,000	12/23/2029	1.979%	CPI#	Maturity	1,631,487			– 0	–	1,631,487
USD	4,825	01/15/2030	1.572%	CPI#	Maturity	727,804			– 0	–	727,804
USD	4,825	01/15/2030	1.587%	CPI#	Maturity	720,285			– 0	–	720,285
USD	1,670	01/15/2030	1.714%	CPI#	Maturity	227,128			– 0	–	227,128
USD	1,670	01/15/2030	1.731%	CPI#	Maturity	224,141			– 0	–	224,141
USD	7,850	01/15/2031	2.782%	CPI#	Maturity	248,547			– 0	–	248,547

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value		Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	6,150	01/15/2031	2.680%	CPI#	Maturity	$265,650		$	– 0	–	$265,650
USD	5,500	04/15/2032	CPI#	2.909%	Maturity	(34,273)			– 0	–	(34,273)
USD	5,000	04/15/2032	CPI#	2.748%	Maturity	(132,830)			– 0	–	(132,830)
USD	15,000	12/02/2035	2.074%	CPI#	Maturity	1,932,864			– 0	–	1,932,864
USD	25,000	04/01/2036	2.438%	CPI#	Maturity	1,597,414			– 0	–	1,597,414
USD	32,000	04/29/2036	2.503%	CPI#	Maturity	1,625,523			– 0	–	1,625,523
USD	10,000	05/01/2036	2.510%	CPI#	Maturity	493,690			– 0	–	493,690
USD	30,000	08/03/2036	2.488%	CPI#	Maturity	1,129,187			– 0	–	1,129,187
USD	20,000	08/06/2036	2.440%	CPI#	Maturity	895,949			– 0	–	895,949
USD	40,000	10/04/2036	2.510%	CPI#	Maturity	840,378			– 0	–	840,378
USD	35,000	11/02/2036	2.638%	CPI#	Maturity	– 0	–		– 0	–	– 0	–
USD	4,088	02/15/2041	CPI#	2.500%	Maturity	(188,824)			– 0	–	(188,824)
USD	4,022	02/15/2041	CPI#	2.505%	Maturity	(180,955)			– 0	–	(180,955)
USD	1,650	02/15/2041	CPI#	2.553%	Maturity	(55,154)			– 0	–	(55,154)

						$23,790,437			$(19,279)		$23,809,716

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	30,000	07/22/2023	0.275%	3 Month LIBOR	Semi-Annual/ Quarterly	$138,934	$	– 0	–	$138,934
USD	20,000	01/15/2031	1.537%	3 Month LIBOR	Semi-Annual/ Quarterly	(19,014)		– 0	–	(19,014)
USD	15,000	07/22/2031	1.227%	3 Month LIBOR	Semi-Annual /Quarterly	428,601		– 0	–	428,601
USD	13,000	07/22/2036	1.440%	3 Month LIBOR	Semi-Annual/ Quarterly	417,199		– 0	–	417,199

						$965,720	$	– 0	–	$965,720

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	69	$(19,142)	$(6,593)	$(12,549)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	598	(165,896)	(73,716)	(92,180)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	40	(11,097)	(4,782)	(6,315)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	38	(10,541)	(3,664)	(6,877)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	471	$(130,663)	$(45,474)	$(85,189)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	708	(196,411)	(66,601)	(129,810)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,216	(337,339)	(144,406)	(192,933)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	231	(64,083)	(28,356)	(35,727)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	614	(170,334)	(56,062)	(114,272)

						$(1,105,506)	$(429,654)	$(675,852)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	25,000	02/02/2032	2.403%	CPI#	Maturity	$1,377,175	$	– 0	–	$1,377,175
Barclays Bank PLC	USD	14,000	04/03/2022	2.663%	CPI#	Maturity	(1,059,427)		– 0	–	(1,059,427)
Barclays Bank PLC	USD	16,700	10/05/2022	2.765%	CPI#	Maturity	(1,284,647)		– 0	–	(1,284,647)
Barclays Bank PLC	USD	25,000	08/07/2024	2.573%	CPI#	Maturity	(710,411)		– 0	–	(710,411)
Barclays Bank PLC	USD	19,000	05/05/2025	2.125%	CPI#	Maturity	1,169,008		– 0	–	1,169,008
Barclays Bank PLC	USD	5,400	03/06/2027	2.695%	CPI#	Maturity	(400,882)		– 0	–	(400,882)
Barclays Bank PLC	USD	20,000	06/06/2032	2.145%	CPI#	Maturity	2,041,983		– 0	–	2,041,983
Barclays Bank PLC	USD	14,000	09/01/2032	2.128%	CPI#	Maturity	1,524,279		– 0	–	1,524,279
Barclays Bank PLC	USD	22,000	08/29/2033	2.368%	CPI#	Maturity	1,299,812		– 0	–	1,299,812
Citibank, NA	USD	9,000	06/29/2022	2.398%	CPI#	Maturity	(406,306)		– 0	–	(406,306)
Citibank, NA	USD	5,400	07/19/2022	2.400%	CPI#	Maturity	(233,909)		– 0	–	(233,909)
Citibank, NA	USD	4,000	08/10/2022	2.550%	CPI#	Maturity	(235,668)		– 0	–	(235,668)
Citibank, NA	USD	15,500	12/07/2022	2.748%	CPI#	Maturity	(1,247,638)		– 0	–	(1,247,638)
Citibank, NA	USD	47,000	05/24/2023	2.533%	CPI#	Maturity	(2,068,356)		– 0	–	(2,068,356)
Citibank, NA	USD	30,000	10/29/2023	2.524%	CPI#	Maturity	(911,647)		– 0	–	(911,647)
Citibank, NA	USD	30,000	09/19/2024	2.070%	CPI#	Maturity	2,176,845		– 0	–	2,176,845
Citibank, NA	USD	25,000	07/03/2025	2.351%	CPI#	Maturity	1,208,075		– 0	–	1,208,075
Citibank, NA	USD	15,800	02/08/2028	2.940%	CPI#	Maturity	(1,814,071)		– 0	–	(1,814,071)
Citibank, NA	USD	12,000	11/05/2033	2.273%	CPI#	Maturity	938,052		– 0	–	938,052
Deutsche Bank AG	USD	25,000	09/02/2025	1.880%	CPI#	Maturity	2,168,676		– 0	–	2,168,676

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	19,000	08/17/2022	2.523%	CPI#	Maturity	$(1,029,483)	$	– 0	–	$(1,029,483)
JPMorgan Chase Bank, NA	USD	1,400	06/30/2026	2.890%	CPI#	Maturity	(173,501)		– 0	–	(173,501)
JPMorgan Chase Bank, NA	USD	3,300	07/21/2026	2.935%	CPI#	Maturity	(446,347)		– 0	–	(446,347)
JPMorgan Chase Bank, NA	USD	2,400	10/03/2026	2.485%	CPI#	Maturity	(89,737)		– 0	–	(89,737)
JPMorgan Chase Bank, NA	USD	5,400	11/14/2026	2.488%	CPI#	Maturity	(208,399)		– 0	–	(208,399)
JPMorgan Chase Bank, NA	USD	4,850	12/23/2026	2.484%	CPI#	Maturity	(169,259)		– 0	–	(169,259)
JPMorgan Chase Bank, NA	USD	13,000	03/01/2027	2.279%	CPI#	Maturity	818,317		– 0	–	818,317
JPMorgan Chase Bank, NA	USD	21,350	02/20/2028	2.899%	CPI#	Maturity	(2,248,358)		– 0	–	(2,248,358)
JPMorgan Chase Bank, NA	USD	12,000	03/26/2028	2.880%	CPI#	Maturity	(1,193,737)		– 0	–	(1,193,737)
JPMorgan Chase Bank, NA	USD	10,000	07/03/2028	2.356%	CPI#	Maturity	584,388		– 0	–	584,388
JPMorgan Chase Bank, NA	USD	25,000	11/05/2028	2.234%	CPI#	Maturity	1,840,544		– 0	–	1,840,544
JPMorgan Chase Bank, NA	USD	18,000	04/17/2030	2.378%	CPI#	Maturity	1,019,560		– 0	–	1,019,560
JPMorgan Chase Bank, NA	USD	24,000	11/17/2032	2.183%	CPI#	Maturity	2,329,830		– 0	–	2,329,830
Morgan Stanley Capital Services LLC	USD	10,000	04/16/2023	2.690%	CPI#	Maturity	(638,671)		– 0	–	(638,671)
Morgan Stanley Capital Services LLC	USD	5,000	08/15/2026	2.885%	CPI#	Maturity	(615,838)		– 0	–	(615,838)

							$3,310,252	$	– 0	–	$3,310,252

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	11,075	10/09/2029	1.120%	SIFMA*	Quarterly	$(1,712)	$	– 0	–	$(1,712)
Citibank, NA	USD	11,075	10/09/2029	1.125%	SIFMA*	Quarterly	(6,395)		– 0	–	(6,395)

							$(8,107)	$	– 0	–	$(8,107)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $68,687,464 or 3.4% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2021.

52 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(d)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2021 and the aggregate market value of this security amounted to $25,000 or 0.00% of net assets.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(f)	Non-income producing security.

(g)	Defaulted.

(h)	IO – Interest Only.

(i)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(j)	Affiliated investments.

(k)	The rate shown represents the 7-day yield as of period end.

(l)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.3% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CIFGNA – CIFG Assurance North America, Inc.

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

SRF – State Revolving Fund

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 53

STATEMENT OF ASSETS & LIABILITIES

October 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,915,615,945)	$1,960,604,892
Affiliated issuers (cost $63,363,666)	63,363,666
Cash collateral due from broker	24,300,948
Receivable for capital stock sold	42,553,855
Interest receivable	22,175,581
Unrealized appreciation on inflation swaps	20,496,544
Receivable for investment securities sold	180,200
Affiliated dividends receivable	434

Total assets	2,133,676,120

Liabilities
Due to custodian	7
Payable for investment securities purchased	92,117,328
Unrealized depreciation on inflation swaps	17,186,292
Cash collateral due to broker	2,263,000
Payable for variation margin on centrally cleared swaps	2,245,393
Payable for capital stock redeemed	1,829,340
Market value on credit default swaps (net premiums received $429,654)	1,105,506
Advisory fee payable	611,894
Distribution fee payable	134,922
Administrative fee payable	32,865
Transfer Agent fee payable	11,854
Unrealized depreciation on interest rate swaps	8,107
Directors’ fees payable	3,154
Accrued expenses	352,543

Total liabilities	117,902,205

Net Assets	$2,015,773,915

Composition of Net Assets
Capital stock, at par	$183,077
Additional paid-in capital	1,966,858,939
Distributable earnings	48,731,899

Net Assets	$2,015,773,915

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$364,598,662	33,052,751	$11.03	*

C	$20,086,234	1,823,212	$11.02

Advisor	$837,132,064	75,839,263	$11.04

1	$555,641,971	50,652,411	$10.97

2	$238,314,984	21,709,462	$10.98

*	The maximum offering price per share for Class A shares was $11.37 which reflects a sales charge of 3.00%.

See notes to financial statements.

54 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income
Interest	$30,576,570
Dividends—Affiliated issuers	7,180	$30,583,750

Expenses
Advisory fee (see Note B)	6,726,535
Distribution fee—Class A	547,254
Distribution fee—Class C	115,971
Distribution fee—Class 1	483,166
Transfer agency—Class A	61,696
Transfer agency—Class C	3,337
Transfer agency—Advisor Class	118,213
Transfer agency—Class 1	21,777
Transfer agency—Class 2	9,886
Registration fees	270,429
Custody and accounting	171,581
Administrative	94,067
Audit and tax	88,883
Legal	42,331
Directors’ fees	35,058
Printing	27,266
Miscellaneous	36,837

Total expenses	8,854,287
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,013,493)

Net expenses		7,840,794

Net investment income		22,742,956

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		483,787
Swaps		(974,117)
Net change in unrealized appreciation/depreciation of:
Investments		(2,176,969)
Swaps		83,804,246

Net gain on investment transactions		81,136,947

Contributions from Affiliates (see Note B)		555,677

Net Increase in Net Assets from Operations		$104,435,580

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 55

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2021	Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,742,956	$23,188,235
Net realized loss on investment transactions	(490,330)	(7,961,649)
Net change in unrealized appreciation/depreciation of investments	81,627,277	3,188,257
Contributions from Affiliates (see Note B)	555,677	– 0	–

Net increase in net assets from operations	104,435,580	18,414,843
Distributions to Shareholders
Class A	(3,352,419)	(2,027,901)
Class C	(95,535)	(102,182)
Advisor Class	(6,909,813)	(4,764,682)
Class 1	(8,721,933)	(11,346,428)
Class 2	(4,212,452)	(5,676,606)
Capital Stock Transactions
Net increase (decrease)	943,374,359	(7,977,474)

Total increase (decrease)	1,024,517,787	(13,480,430)
Net Assets
Beginning of period	991,256,128	1,004,736,558

End of period	$2,015,773,915	$991,256,128

See notes to financial statements.

56 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2021

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 57

NOTES TO FINANCIAL STATEMENTS (continued)

accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

58 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,828,555,451		$	– 0	–	$1,828,555,451
Short-Term Municipal Notes		– 0	–	95,058,605			– 0	–	95,058,605
Corporates – Investment Grade		– 0	–	16,939,683			– 0	–	16,939,683
Corporates – Non-Investment Grade		– 0	–	6,071,879			– 0	–	6,071,879
Governments – Treasuries		– 0	–	5,404,687			– 0	–	5,404,687
Collateralized Mortgage Obligations		– 0	–	1,961,595			– 0	–	1,961,595
Commercial Mortgage-Backed Security		– 0	–	1,012,961			– 0	–	1,012,961
Short-Term Investments:
Investment Companies		63,363,666		– 0	–		– 0	–	63,363,666
Commercial Paper		– 0	–	5,600,031			– 0	–	5,600,031

Total Investments in Securities		63,363,666		1,960,604,892			– 0	–	2,023,968,558
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	24,491,180			– 0	–	24,491,180	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	984,734			– 0	–	984,734	(b)
Inflation (CPI) Swaps		– 0	–	20,496,544			– 0	–	20,496,544

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Investments in Securities:	Level 1			Level 2	Level 3			Total
Liabilities:
Centrally Cleared Inflation (CPI) Swaps	$	– 0	–	$(700,743)	$	– 0	–	$(700,743	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(19,014)		– 0	–	(19,014	)(b)
Credit Default Swaps		– 0	–	(1,105,506)		– 0	–	(1,105,506)
Inflation (CPI) Swaps		– 0	–	(17,186,292)		– 0	–	(17,186,292)
Interest Rate Swaps		– 0	–	(8,107)		– 0	–	(8,107)

Total		$63,363,666		$1,987,557,688	$	– 0	–	$2,050,921,354

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2022 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2021, such reimbursements/waivers amounted to $980,227.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2021, the reimbursement for such services amounted to $94,067.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency

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services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $71,741 for the year ended October 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $31,113 and $357 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2021, such waiver amounted to $33,266.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,637	$847,394	$788,667	$63,364	$7

During the year ended October 31, 2021, the Adviser reimbursed the Fund $555,677 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets

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attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $527,752 and $1,796,920 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$914,215,026	$125,971,923
U.S. government securities	1,039,913	217,309

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,978,979,611

Gross unrealized appreciation	$100,931,687
Gross unrealized depreciation	(27,552,984)

Net unrealized appreciation	$73,378,703

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with

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the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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During the year ended October 31, 2021, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2021, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the

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Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2021, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$25,495,193	*	Receivable/Payable for variation margin on centrally cleared swaps	$719,757	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	8,107

Interest rate contracts	Unrealized appreciation on inflation swaps	20,496,544		Unrealized depreciation on inflation swaps	17,186,292

Credit contracts				Market value on credit default swaps	1,105,506

Total		$45,991,737			$19,019,662

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,104,330)	$83,630,585

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	130,213	173,661

Total		$(974,117)	$83,804,246

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2021:

Interest Rate Swaps:
Average notional amount	$22,150,000
Inflation Swaps:
Average notional amount	$605,500,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$91,484,615
Centrally Cleared Inflation Swaps:
Average notional amount	$202,719,231
Credit Default Swaps:
Average notional amount of sale contracts	$3,985,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*		Net Amount of Derivative Assets
Bank of America, NA	$1,377,175	$	– 0	–	$	– 0	–	$(1,377,175)		$	– 0	–
Barclays Bank PLC	6,035,082		(3,455,367)			– 0	–	(2,579,715)			– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	4,322,972		(4,322,972)			– 0	–	– 0	–		– 0	–
Deutsche Bank AG	2,168,676		– 0	–		(2,168,676)		– 0	–		– 0	–
JPMorgan Chase Bank, NA	6,592,639		(5,558,821)			– 0	–	(1,033,818)			– 0	–

Total	$20,496,544		$(13,337,160)			$(2,168,676)		$(4,990,708)			$0	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$3,455,367	$(3,455,367)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	7,110,740	(4,322,972)			– 0	–		(2,519,316)			268,452
Credit Suisse International	686,051	– 0	–		– 0	–		(652,886)			33,165
Goldman Sachs International	234,417	– 0	–		– 0	–		(234,417)			– 0	–
JPMorgan Chase Bank, NA	5,558,821	(5,558,821)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	1,254,509	– 0	–		(1,254,509)			– 0	–		– 0	–

Total	$18,299,905	$(13,337,160)			$(1,254,509)			$(3,406,619)			$301,617	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class A
Shares sold	26,407,533	11,006,167	$286,981,285	$112,859,024

Shares issued in reinvestment of dividends	200,012	137,840	2,153,486	1,399,084

Shares converted from Class C	137,753	103,132	1,489,456	1,038,373

Shares redeemed	(7,132,735)	(3,113,475)	(77,134,430)	(30,512,727)

Net increase	19,612,563	8,133,664	$213,489,797	$84,783,754

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	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class C
Shares sold	1,415,025	124,879	$15,365,751	$1,270,546

Shares issued in reinvestment of dividends	7,049	8,149	75,748	82,474

Shares converted to Class A	(137,881)	(103,270)	(1,489,456)	(1,038,373)

Shares redeemed	(112,864)	(132,691)	(1,219,898)	(1,341,016)

Net increase (decrease)	1,171,329	(102,933)	$12,732,145	$(1,026,369)

Advisor Class
Shares sold	63,621,228	10,882,277	$693,291,421	$111,180,666

Shares issued in reinvestment of dividends	446,488	347,975	4,831,370	3,533,343

Shares redeemed	(6,255,946)	(13,275,084)	(67,976,037)	(129,905,882)

Net increase (decrease)	57,811,770	(2,044,832)	$630,146,754	$(15,191,873)

Class 1
Shares sold	12,539,527	5,864,797	$135,703,463	$59,213,283

Shares issued in reinvestment of dividends	601,091	844,734	6,424,253	8,522,724

Shares redeemed	(5,865,521)	(12,308,849)	(62,849,375)	(121,433,030)

Net increase (decrease)	7,275,097	(5,599,318)	$79,278,341	$(53,697,023)

Class 2
Shares sold	3,793,264	2,839,197	$41,218,325	$28,434,563

Shares issued in reinvestment of dividends	297,652	411,526	3,180,510	4,153,907

Shares redeemed	(3,422,732)	(5,591,380)	(36,671,513)	(55,434,433)

Net increase (decrease)	668,184	(2,340,657)	$7,727,322	$(22,845,963)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this

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NOTES TO FINANCIAL STATEMENTS (continued)

decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$1,319,862	$1,229,449

Total taxable distributions	$1,319,862	$1,229,449
Tax-exempt distributions	21,972,290	22,688,350

Total distributions paid	$23,292,152	$23,917,799

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$195,296
Accumulated capital and other losses	(24,842,412	)(a)
Unrealized appreciation/(depreciation)	73,379,015	(b)

Total accumulated earnings/(deficit)	$48,731,899

(a)	As of October 31, 2021, the Fund had a net capital loss carryforward of $24,842,412.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swaps.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund had a net short-term capital loss carryforward of $7,409,262 and a net long-term capital loss carryforward of $17,433,150, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.30	$ 10.24	$ 10.02	$ 10.28	$ 10.29

Income From Investment Operations

Net investment income(a)(b)	.16	.22	.24	.22	.19

Net realized and unrealized gain (loss) on investment transactions	.75	.07	(c)	.21	(.26)	(.01)

Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.91	.29	.45	(.04)	.18

Less: Dividends

Dividends from net investment income	(.18)	(.23)	(.23)	(.22)	(.19)

Net asset value, end of period	$ 11.03	$ 10.30	$ 10.24	$ 10.02	$ 10.28

Total Return

Total investment return based on net asset value(e)*	8.89%	2.85%	4.58%	(.42)%	1.75%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$364,599	$138,454	$54,316	$75,127	$58,270

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%

Expenses, before waivers/reimbursements	.84%	.85%	.86%	.86%	.86%

Net investment income(b)	1.51%	2.14%	2.32%	2.13%	1.90%

Portfolio turnover rate	10%	29%	12%	15%	9%

See footnote summary on page 83.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.29	$ 10.22	$ 10.01	$ 10.26	$ 10.27

Income From Investment Operations

Net investment income(a)(b)	.08	.14	.16	.14	.12

Net realized and unrealized gain (loss) on investment transactions	.74	.08	(c)	.20	(.25)	(.02)

Contributions from Affiliates	.01	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.83	.22	.36	(.11)	.10

Less: Dividends

Dividends from net investment income	(.10)	(.15)	(.15)	(.14)	(.11)

Net asset value, end of period	$ 11.02	$ 10.29	$ 10.22	$ 10.01	$ 10.26

Total Return

Total investment return based on net asset value(e)*	8.12%	2.16%	3.63%	(1.09)%	.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,086	$6,710	$7,717	$10,681	$12,693

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements	1.59%	1.61%	1.61%	1.61%	1.61%

Net investment income(b)	.75%	1.43%	1.57%	1.37%	1.15%

Portfolio turnover rate	10%	29%	12%	15%	9%

See footnote summary on page 83.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.31	$ 10.24	$ 10.03	$ 10.29	$ 10.30

Income From Investment Operations

Net investment income(a)(b)	.18	.25	.26	.24	.22

Net realized and unrealized gain (loss) on investment transactions	.75	.07	(c)	.21	(.26)	(.02)

Contributions from Affiliates	.01	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.94	.32	.47	(.02)	.20

Less: Dividends

Dividends from net investment income	(.21)	(.25)	(.26)	(.24)	(.21)

Net asset value, end of period	$ 11.04	$ 10.31	$ 10.24	$ 10.03	$ 10.29

Total Return

Total investment return based on net asset value(e)*	9.14%	3.19%	4.76%	(.17)%	2.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$837,132	$185,829	$205,541	$226,145	$199,635

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.59%	.60%	.61%	.61%	.61%

Net investment income(b)	1.70%	2.43%	2.57%	2.37%	2.15%

Portfolio turnover rate	10%	29%	12%	15%	9%

See footnote summary on page 83.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.25	$ 10.19	$ 9.98	$ 10.25	$ 10.26

Income From Investment Operations

Net investment income(a)(b)	.18	.23	.25	.23	.21

Net realized and unrealized gain (loss) on investment transactions	.74	.07	(c)	.22	(.26)	(.01)

Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.92	.30	.47	(.03)	.20

Less: Dividends

Dividends from net investment income	(.20)	(.24)	(.26)	(.24)	(.21)

Net asset value, end of period	$ 10.97	$ 10.25	$ 10.19	$ 9.98	$ 10.25

Total Return

Total investment return based on net asset value(e)*	9.01%	3.04%	4.72%	(.32)%	1.94%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$555,642	$444,500	$498,857	$485,386	$424,291

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%

Expenses, before waivers/reimbursements	.66%	.67%	.67%	.67%	.67%

Net investment income(b)	1.72%	2.33%	2.47%	2.27%	2.05%

Portfolio turnover rate	10%	29%	12%	15%	9%

See footnote summary on page 83.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.25	$ 10.19	$ 9.99	$ 10.25	$ 10.26

Income From Investment Operations

Net investment income(a)(b)	.20	.24	.26	.24	.22

Net realized and unrealized gain (loss) on investment transactions	.74	.07	(c)	.21	(.25)	(.01)

Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.94	.31	.47	(.01)	.21

Less: Dividends

Dividends from net investment income	(.21)	(.25)	(.27)	(.25)	(.22)

Net asset value, end of period	$ 10.98	$ 10.25	$ 10.19	$ 9.99	$ 10.25

Total Return

Total investment return based on net asset value(e)*	9.21%	3.14%	4.73%	(.12)%	2.04%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$238,315	$215,763	$238,306	$231,109	$213,880

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.56%	.57%	.57%	.57%	.57%

Net investment income(b)	1.84%	2.43%	2.57%	2.37%	2.14%

Portfolio turnover rate.	10%	29%	12%	15%	9%

See footnote summary on page 83.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance by .03% for the year ended October 31, 2021.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Municipal Bond Inflation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Municipal Bond Inflation Strategy (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) on October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 29, 2021

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1),*

OFFICERS

Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 45 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

		74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.
		74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## ^ 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act,” due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

^	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Terrance T. Hults 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head—Municipal Portfolio Management.

Matthew J. Norton 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head—Municipal Portfolio Management.

Andrew D. Potter 36	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. In evaluating the Fund’s investment performance, the directors noted that the Fund lagged its peers in the one- year period. The directors took into account their understanding that only one of the funds in the Fund’s peer group is managed with a significant inflation component and that the Fund’s investment portfolio has a longer duration than that of most of its peers. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted

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that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 101

NOTES

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NOTES

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 103

NOTES

104 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0151-1021

OCT    10.31.21

ANNUAL REPORT

AB SHORT DURATION INCOME PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Short Duration Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 1

ANNUAL REPORT

December 8, 2021

This report provides management’s discussion of fund performance for the AB Short Duration Income Portfolio for the annual reporting period ended October 31, 2021.

The Fund’s investment objective is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	6 Months	12 Months

AB SHORT DURATION INCOME PORTFOLIO

Class A Shares	-0.04%	2.37%

Class C Shares	-0.44%	1.46%

Advisor Class Shares[1]	0.16%	2.48%

Bloomberg 1-5 Year US Government/Credit Index	-0.43%	-0.39%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg 1-5 Year US Government/Credit Index, for the six- and 12-month periods ended October 31, 2021.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector allocation was the primary contributor, relative to the benchmark, due to gains from off-benchmark US allocations to high-yield corporate bonds, high-yield credit default swaps, commercial mortgage-backed securities (“CMBS”) and credit risk-transfer securities that were greater than losses from off-benchmark high-yield corporate bonds in the eurozone and an underweight to US investment-grade corporate bonds. Security selection within investment-grade corporate bonds in the US and quasi-sovereign bonds also contributed. Currency decisions were a minor contributor to performance. Yield-curve positioning in the US detracted, the result of being underweight duration relative to the benchmark. Country allocation was a minor detractor due to exposures in Canada, Australia, New Zealand and Colombia that were mostly offset by beneficial allocations to countries in the eurozone.

In the six-month period, all share classes except Class C outperformed the benchmark, before sales charges. Sector allocation contributed the most

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to performance, due to off-benchmark allocation to US high-yield corporate bonds, CMBS and credit risk-transfer securities that added more than a loss from US agency mortgages. An underweight to duration in the US also added to returns from a yield-curve perspective. Security selection contributed because of selection among US investment-grade corporate bonds. Country allocation detracted, as losses within Australia, Canada and New Zealand were partially offset by beneficial exposure to eurozone countries. Currency decisions did not materially impact performance during the period.

During both periods, the Fund utilized derivatives in the form of futures, interest rate swaptions and interest rate swaps to manage and hedge duration risk and to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure and to hedge investment-grade and high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income market returns were mixed for the 12-month period ended October 31, 2021. Longer-term treasury returns fell in most major developed markets on rising yields—particularly in Australia, Canada, and the UK. Global inflation-linked bonds outperformed US Treasuries. Relatively low interest rates set the stage for the continued outperformance of risk assets, led by the performance of high-yield corporate bonds—particularly in the US, eurozone, and emerging markets. Emerging-market hard-currency sovereign bonds also had strong performance, mostly from the high-yield component. Emerging- and developed-market investment-grade corporate bonds also posted positive performance, with the US outperforming the eurozone. Securitized assets outperformed, especially CMBS. Local-currency sovereign bonds trailed, as the US dollar was mixed against emerging-market currencies and fell versus most developed-market currencies except the yen and South Korean won. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

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INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, primarily in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to US government securities. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund’s investments in foreign securities may include both government and corporate securities, and securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may utilize derivatives, such as options, futures contracts, forwards and swaps. The Fund may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-5 Year US Government/Credit Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-5 Year US Government/Credit Index is a broad-based benchmark that measures the nonsecuritized component of the Bloomberg US Aggregate Index. It includes investment-grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/12/20181 TO 10/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Income Portfolio Class A shares (from 12/12/20181 to 10/31/2021) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/12/2018.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			2.53%

1 Year	2.37%	-1.96%

Since Inception[2]	3.66%	2.12%

CLASS C SHARES			1.83%

1 Year	1.46%	0.46%

Since Inception[2]	2.81%	2.81%

ADVISOR CLASS SHARES[3]			2.84%

1 Year	2.48%	2.48%

Since Inception[2]	3.81%	3.81%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.77%, 2.57% and 1.68% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.65%, 1.45% and 0.45% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2022. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2021.

2	Inception date: 12/12/2018.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-1.36%

Since Inception[1]	2.47%

CLASS C SHARES

1 Year	1.06%

Since Inception[1]	3.21%

ADVISOR CLASS SHARES[2]

1 Year	3.09%

Since Inception[1]	4.21%

1	Inception date: 12/12/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$999.60	$3.48	0.69%
Hypothetical**	$1,000	$1,021.73	$3.52	0.69%
Class C
Actual	$1,000	$995.60	$7.39	1.47%
Hypothetical**	$1,000	$1,017.80	$7.48	1.47%
Advisor Class
Actual	$1,000	$1,001.60	$2.37	0.47%
Hypothetical**	$1,000	$1,022.84	$2.40	0.47%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2021

PORTFOLIO STATISTICS

Net Assets ($mil): $62.9

1

All data are as of October 31, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

October 31, 2021

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 95.1%
Australia – 9.8%
Australia Government Bond Series 139 3.25%, 04/21/2025(a)	AUD	4,199	$3,373,395
Series 164 0.50%, 09/21/2026(a)		3,937	2,826,382

			6,199,777

Colombia – 0.4%
Colombian TES Series B 5.75%, 11/03/2027	COP	1,177,700	286,158

Mexico – 0.3%
Mexican Bonos Series M 20 7.50%, 06/03/2027	MXN	3,550	173,239

New Zealand – 4.0%
New Zealand Government Bond Series 0526 0.50%, 05/15/2026	NZD	3,778	2,496,550

Peru – 0.4%
Peru Government Bond 6.35%, 08/12/2028	PEN	880	233,307

Russia – 0.7%
Russian Federal Bond – OFZ Series 6227 7.40%, 07/17/2024	RUB	32,513	449,314

Spain – 0.7%
Spain Government Bond 0.80%, 07/30/2027(a)	EUR	356	428,018

United States – 78.8%
U.S. Treasury Bonds 6.125%, 11/15/2027(b)	U.S.$	859	1,097,794
6.875%, 08/15/2025(b)		2,177	2,651,371
U.S. Treasury Notes 0.50%, 10/31/2027		294	279,477
0.625%, 05/15/2030(b)(c)		1,784	1,658,934
1.50%, 08/15/2026(b)		5,275	5,356,914
1.625%, 10/31/2026-08/15/2029(b)(c)		11,870	12,100,124
2.00%, 08/15/2025(b)		3,030	3,145,934
2.125%, 07/31/2024(b)		3,962	4,115,216
2.125%, 05/31/2026		5,401	5,641,095

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

2.25%, 11/15/2024	U.S.$	4,126	$4,308,987
2.25%, 11/15/2025(b)		2,792	2,926,713
2.375%, 08/15/2024		614	641,901
2.875%, 08/15/2028(b)		743	813,223
3.125%, 11/15/2028(b)		4,298	4,782,757

			49,520,440

Total Governments - Treasuries (cost $60,571,510)			59,786,803

CORPORATES - NON-INVESTMENT GRADE – 14.1%
Industrial – 12.9%
Basic – 0.4%
Arconic Corp. 6.125%, 02/15/2028(a)		6	6,330
Graphic Packaging International LLC 4.75%, 07/15/2027(a)		6	6,494
Hecla Mining Co. 7.25%, 02/15/2028		29	31,214
Kleopatra Finco SARL 4.25%, 03/01/2026(a)	EUR	100	110,882
Unifrax Escrow Issuer Corp. 5.25%, 09/30/2028(a)	U.S.$	10	10,005
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		72	73,136

			238,061

Capital Goods – 0.6%
Bombardier, Inc. 7.50%, 12/01/2024-03/15/2025(a)		28	28,892
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		7	6,909
Energizer Holdings, Inc. 4.75%, 06/15/2028(a)		16	15,948
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		61	63,059
GFL Environmental, Inc. 3.75%, 08/01/2025(a)		10	10,282
5.125%, 12/15/2026(a)		2	2,094
LSB Industries, Inc. 6.25%, 10/15/2028(a)		26	26,274
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	100	119,679
Tervita Corp. 11.00%, 12/01/2025(a)	U.S.$	14	16,070
TransDigm, Inc. 8.00%, 12/15/2025(a)		35	37,227

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Triumph Group, Inc. 8.875%, 06/01/2024(a)	U.S.$	13	$14,325
Wesco Distribution, Inc. 7.125%, 06/15/2025(a)		16	17,022

			357,781

Communications - Media – 1.5%
Altice Financing SA 5.00%, 01/15/2028(a)		200	192,670
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)		26	26,457
5.125%, 05/01/2027(a)		159	164,946
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(a)		161	165,228
DISH DBS Corp. 5.00%, 03/15/2023		8	8,278
5.875%, 11/15/2024		53	56,556
Mav Acquisition Corp. 5.75%, 08/01/2028(a)		56	55,096
Meredith Corp. 6.875%, 02/01/2026		8	8,293
Scripps Escrow II, Inc. 5.375%, 01/15/2031(a)		21	20,591
Sinclair Television Group, Inc. 5.875%, 03/15/2026(a)		100	102,311
Sirius XM Radio, Inc. 3.125%, 09/01/2026(a)		56	56,128
4.00%, 07/15/2028(a)		28	28,188
TEGNA, Inc. 4.75%, 03/15/2026(a)		25	26,043
Univision Communications, Inc. 5.125%, 02/15/2025(a)		4	4,072
9.50%, 05/01/2025(a)		20	21,727

			936,584

Communications - Telecommunications – 0.1%
Consolidated Communications, Inc. 5.00%, 10/01/2028(a)		35	35,442
Frontier Communications Holdings LLC 6.75%, 05/01/2029(a)		10	10,360

			45,802

Consumer Cyclical - Automotive – 0.6%
Adient US LLC 9.00%, 04/15/2025(a)		88	94,303
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(a)		45	47,083

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ford Motor Co. 9.00%, 04/22/2025	U.S.$	27	$32,470
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024(a)	EUR	116	143,483
Meritor, Inc. 6.25%, 06/01/2025(a)	U.S.$	5	5,244
Tenneco, Inc. 7.875%, 01/15/2029(a)		26	28,427

			351,010

Consumer Cyclical - Entertainment – 1.7%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		16	16,412
Carnival Corp.
4.00%, 08/01/2028(a)		36	35,977
5.75%, 03/01/2027(a)		62	63,085
10.50%, 02/01/2026(a)		107	124,300
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		159	165,358
Mattel, Inc. 3.15%, 03/15/2023		144	147,424
5.875%, 12/15/2027(a)		102	109,858
NCL Corp., Ltd. 5.875%, 03/15/2026(a)		33	33,135
Royal Caribbean Cruises Ltd. 5.25%, 11/15/2022		108	110,952
5.50%, 08/31/2026(a)		31	31,611
10.875%, 06/01/2023(a)		47	52,617
11.50%, 06/01/2025(a)		47	53,506
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		20	21,421
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(a)		58	61,684
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		11	11,592
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		12	11,637
13.00%, 05/15/2025(a)		16	18,344
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		14	13,944

			1,082,857

Consumer Cyclical - Other – 1.0%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		13	13,594
Boyd Gaming Corp. 8.625%, 06/01/2025(a)		6	6,490

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)	U.S.$	125	$130,468
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		18	18,947
Churchill Downs, Inc. 5.50%, 04/01/2027(a)		29	30,051
Empire Communities Corp. 7.00%, 12/15/2025(a)		143	148,797
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		85	88,570
Forestar Group, Inc. 3.85%, 05/15/2026(a)		41	41,014
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(a)		11	11,720
Hilton Domestic Operating Co., Inc. 5.375%, 05/01/2025(a)		7	7,304
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(a)		12	12,604
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(a)		11	11,087
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		15	16,837
Travel + Leisure Co. 6.625%, 07/31/2026(a)		20	22,327
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(a)		33	33,573

			593,383

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		17	16,958
5.75%, 04/15/2025(a)		25	26,070
IRB Holding Corp. 7.00%, 06/15/2025(a)		26	27,543

			70,571

Consumer Cyclical - Retailers – 0.7%
Bath & Body Works, Inc. 9.375%, 07/01/2025(a)		6	7,468
Dufry One BV 2.50%, 10/15/2024(a)	EUR	100	113,911
Hanesbrands, Inc. 4.625%, 05/15/2024(a)	U.S.$	135	141,144
Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)		73	73,790

18 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rite Aid Corp. 7.50%, 07/01/2025(a)	U.S.$	12	$12,060
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		30	31,241
SRS Distribution, Inc. 4.625%, 07/01/2028(a)		39	39,907
Staples, Inc. 7.50%, 04/15/2026(a)		15	15,191
William Carter Co. (The) 5.50%, 05/15/2025(a)		22	23,020

			457,732

Consumer Non-Cyclical – 1.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(a)		154	156,758
5.875%, 02/15/2028(a)		87	92,547
Catalent Pharma Solutions, Inc. 5.00%, 07/15/2027(a)		119	123,510
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		29	30,716
CHS/Community Health Systems, Inc. 6.625%, 02/15/2025(a)		11	11,482
Horizon Therapeutics USA, Inc. 5.50%, 08/01/2027(a)		204	215,877
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		23	22,877
6.75%, 04/15/2025(a)		48	50,400
ModivCare, Inc. 5.875%, 11/15/2025(a)		9	9,457
Newell Brands, Inc. 4.70%, 04/01/2026		26	28,481
4.875%, 06/01/2025		7	7,664
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(a)		24	24,212
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		7	7,386
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		39	39,026
Tenet Healthcare Corp. 4.875%, 01/01/2026(a)		9	9,254
6.25%, 02/01/2027(a)		24	24,927
7.50%, 04/01/2025(a)		29	30,772
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		81	84,022

			969,368

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 2.1%
Antero Resources Corp. 8.375%, 07/15/2026(a)	U.S.$	14	$15,756
Apache Corp. 4.625%, 11/15/2025		6	6,462
4.875%, 11/15/2027		12	13,054
Athabasca Oil Corp. 9.75%, 11/01/2026(d)		50	50,373
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		177	190,268
Bonanza Creek Energy, Inc. 5.00%, 10/15/2026(a)		59	59,592
Callon Petroleum Co. 8.00%, 08/01/2028(a)		28	28,211
CITGO Petroleum Corp. 7.00%, 06/15/2025(a)		33	33,981
CNX Resources Corp. 6.00%, 01/15/2029(a)		33	34,823
EnLink Midstream LLC 5.625%, 01/15/2028(a)		48	50,922
EnLink Midstream Partners LP 4.40%, 04/01/2024		134	140,034
4.85%, 07/15/2026		31	32,179
EQT Corp. 7.50%, 02/01/2030		31	39,697
Genesis Energy LP/Genesis Energy Finance Corp. 7.75%, 02/01/2028		15	14,841
8.00%, 01/15/2027		29	29,147
Independence Energy Finance LLC 7.25%, 05/01/2026(a)		51	53,092
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		15	14,629
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		122	118,882
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		58	58,883
Occidental Petroleum Corp. 3.20%, 08/15/2026		75	76,237
5.875%, 09/01/2025		10	11,100
8.00%, 07/15/2025		18	21,293
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(a)		40	38,813
Range Resources Corp. 5.00%, 03/15/2023		3	3,083

20 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Renewable Energy Group, Inc. 5.875%, 06/01/2028(a)	U.S.$	7	$7,361
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		40	40,267
Sunnova Energy Corp. 5.875%, 09/01/2026(a)		25	25,518
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032(a)		46	47,450
Transocean, Inc. 8.00%, 02/01/2027(a)		23	17,585
Western Midstream Operating LP 3.95%, 06/01/2025		5	5,268
4.75%, 08/15/2028		24	26,402
5.30%, 02/01/2030		20	21,920

			1,327,123

Other Industrial – 0.0%
Avient Corp. 5.75%, 05/15/2025(a)		16	16,776
IAA, Inc. 5.50%, 06/15/2027(a)		5	5,207

			21,983

Services – 1.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		57	59,947
APX Group, Inc. 6.75%, 02/15/2027(a)		53	56,081
Aramark Services, Inc. 6.375%, 05/01/2025(a)		42	44,210
Garda World Security Corp. 4.625%, 02/15/2027(a)		59	58,565
Gartner, Inc. 4.50%, 07/01/2028(a)		63	65,660
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		50	50,825
MoneyGram International, Inc. 5.375%, 08/01/2026(a)		25	25,124
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		78	71,152
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		168	161,010
6.25%, 01/15/2028(a)		82	84,065
Sabre GLBL, Inc. 9.25%, 04/15/2025(a)		84	97,070

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Square, Inc. 2.75%, 06/01/2026(a)	U.S.$	81	$81,954
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		12	12,728
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		15	15,525

			883,916

Technology – 0.7%
Austin BidCo, Inc. 7.125%, 12/15/2028(a)		10	10,326
Avaya, Inc. 6.125%, 09/15/2028(a)		81	84,337
Boxer Parent Co., Inc. 7.125%, 10/02/2025(a)		39	41,376
Microchip Technology, Inc. 4.25%, 09/01/2025		91	94,620
NCR Corp. 5.00%, 10/01/2028(a)		105	106,927
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		56	57,155
8.25%, 02/01/2028(a)		2	2,130
Science Applications International Corp. 4.875%, 04/01/2028(a)		4	4,125
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		60	62,190

			463,186

Transportation - Airlines – 0.3%
Air Canada 3.875%, 08/15/2026(a)		12	12,158
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		24	24,997
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		41	45,342
United Airlines, Inc. 4.375%, 04/15/2026(a)		91	94,223

			176,720

Transportation - Services – 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(a)		2	2,091
EC Finance PLC 3.00%, 10/15/2026(a)	EUR	100	116,892

			118,983

			8,095,060

22 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 1.0%
Banking – 0.1%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)	U.S.$	35	$35,817
7.00%, 01/15/2026(a)		7	7,432

			43,249

Brokerage – 0.1%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		52	57,766

Finance – 0.7%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		62	61,840
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		53	53,858
goeasy Ltd. 4.375%, 05/01/2026(a)		76	78,158
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		200	202,858
Navient Corp. 6.50%, 06/15/2022		14	14,393

			411,107

Insurance – 0.0%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 4.25%, 10/15/2027(a)		21	20,996

REITs – 0.1%
Diversified Healthcare Trust 9.75%, 06/15/2025		36	39,106
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(a)		31	33,367

			72,473

			605,591

Utility – 0.2%
Electric – 0.1%
Calpine Corp. 5.125%, 03/15/2028(a)		8	7,980
Talen Energy Supply LLC 7.25%, 05/15/2027(a)		5	4,789
Vistra Operations Co. LLC 5.625%, 02/15/2027(a)		68	70,071

			82,840

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Utility – 0.1%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)	U.S.$	72	$75,959

			158,799

Total Corporates - Non-Investment Grade (cost $8,713,044)			8,859,450

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.3%
Risk Share Floating Rate – 6.8%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 1.839% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(e)		145	145,148
Series 2019-1A, Class M2 2.789% (LIBOR 1 Month + 2.70%), 03/25/2029(a)(e)		152	152,562
Series 2019-4A, Class M2 2.939% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(e)		150	151,771
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 2.389% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(e)		6	6,093
Series 2019-R03, Class 1M2 2.239% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(e)		9	9,088
Series 2019-R05, Class 1M2 2.089% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(e)		4	3,593
Eagle Re Ltd. Series 2021-2, Class M1B 2.099% (SOFR + 2.05%), 04/25/2034(a)(e)		150	150,000
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M3 4.789% (LIBOR 1 Month + 4.70%), 04/25/2028(e)		166	171,905
Series 2015-HQA1, Class M3 4.789% (LIBOR 1 Month + 4.70%), 03/25/2028(e)		152	155,319
Series 2016-DNA4, Class M3 3.889% (LIBOR 1 Month + 3.80%), 03/25/2029(e)		208	215,251
Series 2017-DNA1, Class M2 3.339% (LIBOR 1 Month + 3.25%), 07/25/2029(e)		232	239,330

24 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-DNA2, Class M2 3.539% (LIBOR 1 Month + 3.45%), 10/25/2029(e)	U.S.$	400	$412,868
Series 2019-DNA3, Class M2 2.139% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(e)		10	10,539
Series 2019-DNA4, Class M2 2.039% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(e)		11	10,593
Series 2020-DNA1, Class M2 1.789% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(e)		71	71,612
Series 2021-DNA5, Class M2 1.699% (SOFR + 1.65%), 01/25/2034(a)(e)		77	77,298
Series 2021-DNA6, Class M2 1.548% (SOFR + 1.50%), 10/25/2041(a)(e)		150	150,242
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 4.989% (LIBOR 1 Month + 4.90%), 11/25/2024(e)		124	128,877
Series 2015-C02, Class 1M2 4.089% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		28	28,328
Series 2015-C02, Class 2M2 4.089% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		5	5,467
Series 2015-C03, Class 1M2 5.089% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		33	34,077
Series 2015-C04, Class 2M2 5.639% (LIBOR 1 Month + 5.55%), 04/25/2028(e)		4	3,673
Series 2016-C01, Class 1M2 6.839% (LIBOR 1 Month + 6.75%), 08/25/2028(e)		112	117,945
Series 2016-C01, Class 2M2 7.039% (LIBOR 1 Month + 6.95%), 08/25/2028(e)		15	15,467
Series 2016-C04, Class 1B 10.339% (LIBOR 1 Month + 10.25%), 01/25/2029(e)		118	132,796
Series 2016-C05, Class 2M2 4.539% (LIBOR 1 Month + 4.45%), 01/25/2029(e)		110	114,689
Series 2017-C02, Class 2B1 5.589% (LIBOR 1 Month + 5.50%), 09/25/2029(e)		24	26,409

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-C05, Class 1M2 2.289% (LIBOR 1 Month + 2.20%), 01/25/2030(e)	U.S.$	53	$53,822
Series 2018-C01, Class 1B1 3.639% (LIBOR 1 Month + 3.55%), 07/25/2030(e)		180	185,660
Home Re Ltd. Series 2020-1, Class M2 5.339% (LIBOR 1 Month + 5.25%), 10/25/2030(a)(e)		150	154,865
Series 2021-1, Class M1B 1.639% (LIBOR 1 Month + 1.55%), 07/25/2033(a)(e)		250	249,384
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 2.989% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(e)		110	110,242
Oaktown Re II Ltd. Series 2018-1A, Class M1 1.639% (LIBOR 1 Month + 1.55%), 07/25/2028(a)(e)		31	30,984
Oaktown Re III Ltd. Series 2019-1A, Class M1B 2.039% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(e)		150	150,000
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.838% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(e)		42	41,185
Series 2019-3R, Class A 2.788% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(e)		25	25,030
Radnor Re Ltd. Series 2019-1, Class M1B 2.039% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(e)		96	95,841
Series 2020-1, Class M1C 1.839% (LIBOR 1 Month + 1.75%), 01/25/2030(a)(e)		150	148,512
Triangle Re Ltd. Series 2020-1, Class M1C 4.589% (LIBOR 1 Month + 4.50%), 10/25/2030(a)(e)		150	151,120
Series 2021-3, Class M1A 1.949% (SOFR + 1.90%), 02/25/2034(a)(e)		137	137,034

			4,274,619

26 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4913, Class IO 6.00%, 04/15/2041(f)	U.S.$	96	$21,953
Series 5080, Class IJ 4.00%, 12/25/2050(f)		707	104,232
Federal National Mortgage Association REMICs Series 2012-120, Class CI 3.50%, 12/25/2031(f)		218	10,115
Series 2016-26, Class IO 5.00%, 05/25/2046(f)		213	36,051
Series 2016-31, Class IO 5.00%, 06/25/2046(f)		279	44,676
Series 2016-64, Class BI 5.00%, 09/25/2046(f)		37	5,752

			222,779

Agency Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4372, Class JS 6.01% (6.10% – LIBOR 1 Month), 08/15/2044(e)(g)		118	23,829
Series 4906, Class SA 5.961% (6.05% – LIBOR 1 Month), 09/25/2049(e)(g)		118	24,174
Federal National Mortgage Association REMICs Series 2012-17, Class ES 6.461% (6.55% – LIBOR 1 Month), 03/25/2041(e)(g)		108	12,257
Series 2012-17, Class SE 5.861% (5.95% – LIBOR 1 Month), 03/25/2042(e)(g)		80	19,214
Series 2019-25, Class SA 5.961% (6.05% – LIBOR 1 Month), 06/25/2049(e)(g)		60	12,137
Series 2019-42, Class SQ 5.961% (6.05% – LIBOR 1 Month), 08/25/2049(e)(g)		55	10,091

			101,702

Total Collateralized Mortgage Obligations (cost $4,558,872)			4,599,100

GOVERNMENTS - SOVEREIGN AGENCIES – 6.6%
Canada – 6.6%
Canada Housing Trust No. 1 1.95%, 12/15/2025(a) (cost $4,101,244)	CAD	5,065	4,145,557

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 6.1%
Financial Institutions – 4.1%
Banking – 3.3%
Banco de Credito del Peru 3.125%, 07/01/2030(a)	U.S.$	119	$117,697
Bank of America Corp. Series X 6.25%, 09/05/2024(h)		134	146,403
BNP Paribas SA 6.625%, 03/25/2024(a)(h)		200	216,394
CIT Group, Inc. 3.929%, 06/19/2024		15	15,609
Credit Agricole SA 8.125%, 12/23/2025(a)(h)		200	240,066
HSBC Holdings PLC 6.375%, 03/30/2025(h)		200	217,876
ING Groep NV 6.875%, 04/16/2022(a)(h)		200	204,752
Morgan Stanley Series H 3.734% (LIBOR 3 Month + 3.61%), 01/15/2022(e)(h)		7	7,033
Nordea Bank Abp 6.625%, 03/26/2026(a)(h)		200	228,364
PNC Financial Services Group, Inc. (The) Series O 3.81% (LIBOR 3 Month + 3.68%), 02/01/2022(e)(h)		12	12,041
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(h)		200	215,028
Truist Financial Corp. Series P 4.95%, 09/01/2025(h)		241	262,213
UBS Group AG 7.00%, 01/31/2024(a)(h)		200	216,966

			2,100,442

Finance – 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.65%, 07/21/2027		150	158,810
Aircastle Ltd. 2.85%, 01/26/2028(a)		5	5,037
4.125%, 05/01/2024		8	8,452
4.25%, 06/15/2026		2	2,168
4.40%, 09/25/2023		16	16,940

28 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.00%, 04/01/2023	U.S.$	3	$3,167
5.25%, 08/11/2025(a)		52	57,606
Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(a)		60	58,983
3.50%, 11/01/2027(a)		8	8,345
4.125%, 08/01/2025(a)		16	17,089
4.375%, 01/30/2024(a)		26	27,598

			364,195

REITs – 0.2%
Office Properties Income Trust 2.65%, 06/15/2026		115	115,059
3.45%, 10/15/2031		30	29,295

			144,354

			2,608,991

Industrial – 1.7%
Basic – 0.0%
Arconic Corp. 6.00%, 05/15/2025(a)		15	15,751

Capital Goods – 0.0%
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		7	7,406
4.40%, 03/15/2024		8	8,547

			15,953

Communications - Media – 0.4%
Netflix, Inc. 4.375%, 11/15/2026		216	240,468

Consumer Cyclical - Other – 0.3%
Las Vegas Sands Corp. 3.50%, 08/18/2026		165	168,729

Consumer Non-Cyclical – 0.4%
Pilgrim’s Pride Corp. 5.875%, 09/30/2027(a)		250	263,492

Energy – 0.3%
Cenovus Energy, Inc. 5.375%, 07/15/2025		16	17,977
Continental Resources, Inc./OK 5.75%, 01/15/2031(a)		41	49,116
Ecopetrol SA 4.625%, 11/02/2031		15	14,888
5.375%, 06/26/2026		55	59,479
5.875%, 05/28/2045		4	4,035
6.875%, 04/29/2030		45	51,862

			197,357

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(a)	U.S.$	4	$4,569

Technology – 0.3%
Broadcom, Inc. 3.137%, 11/15/2035(a)		22	21,669
4.11%, 09/15/2028		78	85,973
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(a)		36	36,641

			144,283

			1,050,602

Utility – 0.3%
Electric – 0.3%
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(a)		200	162,663

Total Corporates - Investment Grade (cost $3,813,821)			3,822,256

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.5%
Non-Agency Fixed Rate CMBS – 4.8%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		100	91,354
BANK Series 2020-BN28, Class XA 1.784%, 03/15/2063(f)		2,082	272,904
Series 2020-BN29, Class XA 1.351%, 11/15/2053(f)		993	98,878
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.341%, 05/15/2052(f)		992	83,872
Bbcms Mortgage Trust Series 2017-C1, Class XA 1.445%, 02/15/2050(f)		1,461	89,363
CD Mortgage Trust Series 2016-CD1, Class XA 1.39%, 08/10/2049(f)		1,614	85,140
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.636%, 05/10/2058(f)		90	5,370
Series 2017-C8, Class XA 1.529%, 06/15/2050(f)		292	19,527
Citigroup Commercial Mortgage Trust Series 2017-P7, Class XA 1.105%, 04/14/2050(f)		975	44,446

30 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Trust Series 2012-CR5, Class C 4.32%, 12/10/2045(a)	U.S.$	100	$99,734
Series 2014-CR16, Class D 4.919%, 04/10/2047(a)		100	95,037
Series 2016-DC2, Class XA 0.958%, 02/10/2049(f)		2,648	88,645
CSAIL Commercial Mortgage Trust Series 2015-C1, Class D 3.762%, 04/15/2050(a)		100	74,017
GS Mortgage Securities Trust
Series 2013-GC13, Class D 4.064%, 07/10/2046(a)		100	48,753
Series 2016-GS3, Class XA 1.215%, 10/10/2049(f)		1,313	63,453
Series 2017-GS5, Class XA 0.844%, 03/10/2050(f)		1,471	59,148
Series 2017-GS7, Class XA 1.112%, 08/10/2050(f)		3,403	165,755
Series 2019-GC39, Class XA 1.135%, 05/10/2052(f)		4,670	299,497
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.548%, 08/15/2046(a)		75	45,998
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class E 4.672%, 10/15/2045(a)		100	89,514
Series 2012-LC9, Class G 4.363%, 12/15/2047(a)		100	76,399
Series 2013-LC11, Class B 3.499%, 04/15/2046		110	111,881
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.536%, 05/10/2045(a)		125	118,281
Series 2017-C1, Class XA 1.528%, 06/15/2050(f)		1,113	75,372
Series 2017-C2, Class XA 1.056%, 08/15/2050(f)		2,589	119,392
Series 2018-C14, Class XA 0.984%, 12/15/2051(f)		976	56,569
Series 2018-C15, Class XA 0.91%, 12/15/2051(f)		900	47,524
Series 2019-C18, Class XA 1.035%, 12/15/2052(f)		1,280	80,271
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class D 4.30%, 04/10/2046(a)		81	70,998

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Commercial Mortgage Trust Series 2016-C35, Class XA 1.893%, 07/15/2048(f)	U.S.$	1,119	$80,455
Series 2016-LC24, Class XA 1.616%, 10/15/2049(f)		866	55,324
Series 2018-C48, Class XA 0.941%, 01/15/2052(f)		825	48,585
Series 2019-C52, Class XA 1.594%, 08/15/2052(f)		962	92,872
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 4.887%, 06/15/2044(a)		60	56,998
Series 2011-C4, Class E
4.887%, 06/15/2044(a)		25	18,796

			3,030,122

Non-Agency Floating Rate CMBS – 0.7%
BFLD Trust Series 2019-DPLO, Class D 1.93% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(e)		59	58,555
Series 2019-DPLO, Class E 2.33% (LIBOR 1 Month + 2.24%), 10/15/2034(a)(e)		10	9,874
CLNY Trust Series 2019-IKPR, Class D 2.115% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(e)		120	119,398
Great Wolf Trust Series 2019-WOLF, Class D 2.023% (LIBOR 1 Month + 1.93%), 12/15/2036(a)(e)		45	44,548
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 4.09% (LIBOR 1 Month + 4.00%), 05/15/2036(a)(e)		133	111,155
Starwood Retail Property Trust Series 2014-STAR, Class A 1.56% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(e)		89	54,067

			397,597

Total Commercial Mortgage-Backed Securities (cost $3,621,162)			3,427,719

32 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 3.8%
Bahrain – 0.4%
Bahrain Government International Bond 7.00%, 10/12/2028(a)	U.S.$	200	$218,813

Dominican Republic – 0.6%
Dominican Republic International Bond 5.95%, 01/25/2027(a)		357	397,720

Ecuador – 0.1%
Ecuador Government International Bond 5.00%, 07/31/2030(a)		97	79,947

Egypt – 0.4%
Egypt Government International Bond 5.75%, 05/29/2024(a)		212	218,095

El Salvador – 0.1%
El Salvador Government International Bond 5.875%, 01/30/2025(a)		24	18,972
8.625%, 02/28/2029(a)		90	71,398

			90,370

Ghana – 0.3%
Ghana Government International Bond 6.375%, 02/11/2027(a)		200	178,000

Ivory Coast – 0.5%
Ivory Coast Government International Bond 5.875%, 10/17/2031(a)	EUR	100	119,704
6.375%, 03/03/2028(a)	U.S.$	200	218,037

			337,741

Lebanon – 0.0%
Lebanon Government International Bond 6.10%, 10/04/2022(a)(i)(j)		16	2,360

Nigeria – 0.3%
Nigeria Government International Bond 6.125%, 09/28/2028(a)		200	198,250

Senegal – 0.2%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	100	117,717

South Africa – 0.7%
Republic of South Africa Government International Bond 4.30%, 10/12/2028	U.S.$	200	201,475
5.875%, 09/16/2025		200	223,725

			425,200

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.2%
Ukraine Government International Bond 7.75%, 09/01/2025(a)	U.S.$	100	$107,925

Total Emerging Markets - Sovereigns (cost $2,443,137)			2,372,138

COLLATERALIZED LOAN OBLIGATIONS – 3.2%
CLO - Floating Rate – 3.2%
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 3.224% (LIBOR 3 Month + 3.10%), 04/15/2034(a)(e)		250	250,040
Neuberger Berman Loan Advisers CLO 33 Ltd. Series 2019-33A, Class CR 2.022% (LIBOR 3 Month + 1.90%), 10/16/2033(a)(e)		250	249,999
New Mountain CLO Ltd. Series CLO-3A, Class D 3.481% (LIBOR 3 Month + 3.35%), 10/20/2034(a)(e)		250	250,024
Palmer Square CLO Ltd. Series 2021-3A, Class D 3.079% (LIBOR 3 Month + 2.95%), 01/15/2035(a)(e)		250	250,000
Prudential PLC Series 2021-5A, Class D 3.169% (LIBOR 3 Month + 3.05%), 10/18/2034(a)(e)		250	250,037
Rockford Tower CLO Ltd. Series 2021-2A, Class D 3.363% (LIBOR 3 Month + 3.25%), 07/20/2034(a)(e)		250	250,291
Sixth Street CLO XIX Ltd. Series 2021-20A, Class C 2.132% (LIBOR 3 Month + 2.00%), 10/20/2034(a)(e)		250	250,047
Sixth Street CLO XVII Ltd. Series 2021-17A, Class D 3.282% (LIBOR 3 Month + 3.15%), 01/20/2034(a)(e)		250	249,037

Total Collateralized Loan Obligations (cost $2,000,000)			1,999,475

34 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 1.6%
Industrial – 1.4%
Capital Goods – 0.2%
ACProducts Holdings, Inc. 4.750% (LIBOR 3 Month + 4.25%), 05/17/2028(k)	U.S.$	102	$101,428
The Chamberlain Group, LLC 10/22/2028(l)		10	9,979

			111,407

Communications - Media – 0.1%
Coral-US Co-Borrower LLC 3.135% (LIBOR 3 Month + 3.00%), 10/15/2029(k)		30	29,781
Univision Communications, Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(k)		9	8,672

			38,453

Communications - Telecommunications – 0.2%
Crown Subsea Communications Holding, Inc. 5.750% (LIBOR 1 Month + 5.00%), 04/27/2027(k)		40	40,352
DIRECTV Financing, LLC 5.750% (LIBOR 3 Month + 5.00%), 08/02/2027(k)		30	30,014
Zacapa SARL 4.632% (LIBOR 3 Month + 4.50%), 07/02/2025(k)		44	43,606

			113,972

Consumer Cyclical - Entertainment – 0.2%
Seaworld Parks & Entertainment, Inc. 3.500% (LIBOR 1 Month + 3.00%), 08/25/2028(k)		143	142,464

Consumer Cyclical - Other – 0.1%
American Tire Distributors, Inc. 10/08/2028(l)		60	60,435

Consumer Non-Cyclical – 0.1%
Kronos Acquisition Holdings, Inc. 4.250% (LIBOR 3 Month + 3.75%), 12/22/2026(k)		40	38,474
Padagis LLC 5.250% (LIBOR 3 Month + 4.75%), 07/06/2028(k)(m)		30	30,037

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

U.S. Renal Care, Inc. 5.125% (LIBOR 1 Month + 5.00%), 06/26/2026(k)	U.S.$	27		$27,241

				95,752

Other Industrial – 0.0%
Rockwood Service Corporation 4.087% (LIBOR 1 Month + 4.00%), 01/23/2027(k)(m)		3		3,033

Services – 0.1%
Amentum Government Services Holdings LLC 3.587% (LIBOR 1 Month + 3.50%), 01/29/2027(k)		3		2,945
Parexel International Corporation 2.837% (LIBOR 1 Month + 2.75%), 09/27/2024(k)		12		12,159
Team Health Holdings, Inc. 3.75% (LIBOR 1 Month + 2.75%), 02/06/2024(k)		19		18,564

				33,668

Technology – 0.4%
athenahealth, Inc. 4.377% (LIBOR 3 Month + 4.25%), 02/11/2026(k)		19		18,710
Banff Guarantor Inc. 02/27/2026(l)		10		10,113
Boxer Parent Company, Inc. 3.882% (LIBOR 3 Month + 3.75%), 10/02/2025(k)		27		27,004
Endurance International Group Holdings, Inc. 4.250% (LIBOR 3 Month + 3.50%), 02/10/2028(k)		89		87,424
Loyalty Ventures Inc. 10/08/2027(l)(m)		83		82,443
Peraton Corp. 4.500% (LIBOR 1 Month + 3.75%), 02/01/2028(k)		20		19,922
Presidio Holdings Inc. 3.590% (LIBOR 1 Month + 3.50%), 01/22/2027(k)		0	**	488
3.630% (LIBOR 3 Month + 3.50%), 01/22/2027(k)		9		8,870

				254,974

				854,158

36 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.1%
Finance – 0.0%
Equiniti Group PLC 10/29/2028(l)(m)	U.S.$	30	$30,000

Insurance – 0.1%
Cross Financial Corp. 4.750% (LIBOR 1 Month + 4.00%), 09/15/2027(k)		50	49,978
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 3.837% (LIBOR 1 Month + 3.75%), 09/03/2026(k)		11	10,703

			60,681

			90,681

Utility – 0.1%
Electric – 0.1%
Generation Bridge Acquisition, LLC 08/06/2028(l)(m)		42	41,949
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(k)		21	21,088
4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(k)		4	4,124

			67,161

Total Bank Loans (cost $1,007,013)			1,012,000

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Mexico – 0.3%
Petroleos Mexicanos 5.35%, 02/12/2028		101	100,662
5.95%, 01/28/2031		53	52,019
6.49%, 01/23/2027		22	23,362

			176,043

Oman – 0.3%
Lamar Funding Ltd. 3.958%, 05/07/2025(a)		208	207,194

Ukraine – 0.3%
State Agency of Roads of Ukraine 6.25%, 06/24/2028(a)		200	196,062

Total Quasi-Sovereigns (cost $565,328)			579,299

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.8%
Other ABS - Fixed Rate – 0.5%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 5.997%, 11/15/2044(d)	U.S.$	3	$3,264
Series 2019-HP1, Class B 3.48%, 12/15/2026(a)		100	101,551
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(a)		100	100,700
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(a)		48	47,851
SoFi Consumer Loan Program Trust Series 2020-1, Class D 2.94%, 01/25/2029(a)		100	101,688

			355,054

Autos - Fixed Rate – 0.3%
Exeter Automobile Receivables Trust Series 2018-4A, Class E 5.38%, 07/15/2025(a)		115	119,571
Series 2019-1A, Class E 5.20%, 01/15/2026(a)		40	42,168
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 04/15/2025(a)		14	14,564

			176,303

Total Asset-Backed Securities (cost $522,907)			531,357

EMERGING MARKETS - CORPORATE BONDS – 0.5%
Industrial – 0.5%
Basic – 0.1%
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		28	28,454
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		60	58,436

			86,890

Capital Goods – 0.3%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		146	152,351

38 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Leviathan Bond Ltd. 5.75%, 06/30/2023(a)	U.S.$	59	$60,910
6.125%, 06/30/2025(a)		23	24,711

			85,621

Total Emerging Markets - Corporate Bonds (cost $312,203)			324,862

		Shares
SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(n)(o)(p) (cost $395,094)		395,094	395,094

Total Investments – 146.1% (cost $92,625,335)			91,855,110
Other assets less liabilities – (46.1)%			(29,004,464)

Net Assets – 100.0%			$62,850,646

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
10 Yr Mini Japan Government Bond Futures	3	December 2021	$398,219	$1,573
Canadian 10 Yr Bond Futures	10	December 2021	1,138,898	39,092
Euro-BOBL Futures	5	December 2021	773,133	11,844
Euro-Schatz Futures	3	December 2021	388,277	1,142
U.S. 10 Yr Ultra Futures	22	December 2021	3,190,687	51,024
U.S. T-Note 2 Yr (CBT) Futures	24	December 2021	5,262,000	21,501
U.S. T-Note 5 Yr (CBT) Futures	62	December 2021	7,548,500	63,491
U.S. T-Note 10 Yr (CBT) Futures	98	December 2021	12,808,906	229,184

				$418,851

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	BRL	4,591	USD	853	11/03/2021	$39,459
Citibank, NA	USD	814	BRL	4,591	11/03/2021	(115)
Citibank, NA	AUD	4,668	USD	3,362	11/09/2021	(149,770)

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	RUB	34,655	USD	471	12/15/2021	$(13,712)
Goldman Sachs Bank USA	BRL	4,264	USD	756	11/03/2021	107
Goldman Sachs Bank USA	USD	357	BRL	2,025	11/03/2021	1,349
Goldman Sachs Bank USA	USD	403	BRL	2,239	11/03/2021	(5,951)
HSBC Bank USA	USD	11	IDR	163,286	01/27/2022	50
Morgan Stanley Capital Services, Inc.	BRL	327	USD	58	11/03/2021	8
Morgan Stanley Capital Services, Inc.	USD	59	BRL	327	11/03/2021	(631)
Morgan Stanley Capital Services, Inc.	COP	1,305,902	USD	340	11/12/2021	(6,565)
Morgan Stanley Capital Services, Inc.	PEN	1,109	USD	270	11/12/2021	(7,511)
Morgan Stanley Capital Services, Inc.	CAD	5,357	USD	4,185	11/19/2021	(142,592)
Morgan Stanley Capital Services, Inc.	BRL	327	USD	58	12/02/2021	623
Morgan Stanley Capital Services, Inc.	NZD	3,599	USD	2,500	01/20/2022	(75,072)
State Street Bank & Trust Co.	EUR	1,319	USD	1,563	11/08/2021	37,591
State Street Bank & Trust Co.	JPY	2,145	USD	20	11/17/2021	788
State Street Bank & Trust Co.	MXN	3,296	USD	161	01/13/2022	3,126
UBS AG	AUD	3,803	USD	2,860	11/09/2021	(1,336)

						$(320,154)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counterparty	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Put
OTC – 1 Year Interest Rate Swap	3 Month LIBOR	Morgan Stanley Capital Services LLC	1.68%	11/22/2021	USD	308	$2,572	$(1,139)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	5.00%	Quarterly	3.05%	USD	1,310	$123,625	$122,731	$894

40 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
iTraxxx Xover Series 36, 5 Year Index, 12/20/2026*	5.00%	Quarterly	2.62%	EUR	1,560	$211,232	$216,060	$(4,828)

						$334,857	$338,791	$(3,934)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
CAD	680	05/22/2024	3 Month CDOR	1.985%	Semi-Annual	$7,217	$	– 0	–	$7,217
USD	260	05/24/2024	2.206%	3 Month LIBOR	Semi-Annual/Quarterly	(11,323)		– 0	–	(11,323)

						$(4,106)	$	– 0	–	$(4,106)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	500	$(138,708)	$(180,553)	$41,845
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	10	(2,774)	(2,603)	(171)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	18	(4,994)	(4,339)	(655)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	19	(5,271)	(4,534)	(737)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	26	(7,213)	(6,204)	(1,009)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	24	(6,658)	(2,001)	(4,657)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	36	(9,987)	(2,986)	(7,001)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	53	(14,703)	(3,212)	(11,491)

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	79	$(21,916)	$(4,753)	$(17,163)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	360	(36,075)	(11,138)	(24,937)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	555	(153,966)	(74,656)	(79,310)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	24	(6,658)	(1,991)	(4,667)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	156	(43,277)	(33,039)	(10,238)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	400	(110,966)	(48,623)	(62,343)
JPMorgan Securities, LLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	10.00	USD	189	(82,628)	(35,979)	(46,649)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	12	(3,329)	(995)	(2,334)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	400	(40,129)	(39,837)	(292)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	3	(832)	(178)	(654)

						$(690,084)	$(457,621)	$(232,463)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International Markit iBoxx USD Contingent Convertible Liquid Developed Markets AT1 Index TRI	3 Month LIBOR	Maturity	USD	148	12/20/2021	$(1,707)

42 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2021
HSBC Securities (USA), Inc.†	0.08%	—	$11,251,275
HSBC Securities (USA), Inc.†	0.08%	—	6,608,825
HSBC Securities (USA), Inc.†	0.08%	—	5,261,718
HSBC Securities (USA), Inc.†	0.08%	—	2,775,734
HSBC Securities (USA), Inc.†	0.08%	—	1,340,651
HSBC Securities (USA), Inc.†	0.08%	—	788,555
HSBC Securities (USA), Inc.†	0.08%	—	480,771

			$28,507,529

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2021.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Governments – Treasuries	$28,507,529	$	– 0	–	$	– 0	–	$	– 0	–	$28,507,529

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $29,296,572 or 46.6% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.09% of net assets as of October 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Athabasca Oil Corp. 9.75%, 11/01/2026	10/07/2021	$48,506	$50,373	0.08%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 5.997%, 11/15/2044	10/09/2019	3,312	3,264	0.01%

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2021.

(f)	IO – Interest Only.

(g)	Inverse interest only security.

(h)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

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PORTFOLIO OF INVESTMENTS (continued)

(i)	Defaulted.

(j)	Non-income producing security.

(k)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2021.

(l)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(m)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

NZD – New Zealand Dollar

PEN – Peruvian Sol

RUB – Russian Ruble

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $92,230,241)	$91,460,016
Affiliated issuers (cost $395,094)	395,094
Cash	1,142
Cash collateral due from broker	539,781
Foreign currencies, at value (cost $137,630)	138,502
Unaffiliated interest and dividends receivable	738,360
Unrealized appreciation on forward currency exchange contracts	83,101
Receivable for capital stock sold	66,880
Receivable for variation margin on futures	6,377
Receivable for investment securities sold	4,852
Affiliated dividends receivable	8

Total assets	93,434,113

Liabilities
Swaptions written, at value (premiums received $2,572)	1,139
Payable for reverse repurchase agreements	28,507,529
Payable for investment securities purchased	707,031
Market value on credit default swaps (net premiums received $457,621)	690,084
Unrealized depreciation on forward currency exchange contracts	403,255
Dividends payable	58,989
Payable for capital stock redeemed	39,270
Advisory fee payable	20,642
Payable for variation margin on centrally cleared swaps	10,139
Foreign capital gains tax payable	2,026
Unrealized depreciation on total return swaps	1,707
Directors’ fees payable	1,656
Distribution fee payable	1,486
Transfer Agent fee payable	1,452
Accrued expenses	137,062

Total liabilities	30,583,467

Net Assets	$62,850,646

Composition of Net Assets
Capital stock, at par	$6,352
Additional paid-in capital	63,197,980
Accumulated loss	(353,686)

Net Assets	$62,850,646

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,527,851	558,125	$9.90	*

C	$729,998	73,784	$9.89

Advisor	$56,592,797	5,720,527	$9.89

*	The maximum offering price per share for Class A shares was $10.34 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income
Interest (net of foreign taxes withheld of $1,385)	$1,540,514
Dividends
Unaffiliated issuers	3,619
Affiliated issuers	100
Other income	172	$1,544,405

Expenses
Advisory fee (see Note B)	181,078
Distribution fee—Class A	2,962
Distribution fee—Class C	6,850
Transfer agency—Class A	1,136
Transfer agency—Class C	493
Transfer agency—Advisor Class	34,656
Administrative	89,865
Custody and accounting	88,167
Audit and tax	67,856
Registration fees	52,926
Legal	35,046
Printing	19,304
Directors’ fees	19,069
Miscellaneous	11,149

Total expenses before interest expense	610,557
Interest expense	9,855

Total expenses	620,412
Less: expenses waived and reimbursed by the Adviser (see Note B)	(368,355)

Net expenses		252,057

Net investment income		1,292,348

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		187,776
Forward currency exchange contracts		70,890
Futures		314,751
Swaps		629,949
Swaptions written		(308)
Foreign currency transactions		77,835
Net change in unrealized appreciation/depreciation of:
Investments(b)		(1,449,318)
Forward currency exchange contracts		(332,894)
Futures		304,474
Swaps		(30,395)
Swaptions written		1,433
Foreign currency denominated assets and liabilities		(615)

Net loss on investment and foreign currency transactions		(226,422)

Net Increase in Net Assets from Operations		$1,065,926

(a)	Net of foreign realized capital gains taxes of $2,162.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $892.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021		Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,292,348		$679,615
Net realized gain (loss) on investment and foreign currency transactions	1,280,893		(75,216)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,507,315)		248,938

Net increase in net assets from operations	1,065,926		853,337
Distributions to Shareholders
Class A	(40,601)		(7,576)
Class C	(14,065)		(8,867)
Advisor Class	(1,504,066)		(1,417,004)
Capital Stock Transactions
Net increase	20,561,741		27,840,328
Capital Contributions
Proceeds from third party vendor (see Note E)	– 0	–	3,413

Total increase	20,068,935		27,263,631
Net Assets
Beginning of period	42,781,711		15,518,080

End of period	$62,850,646		$42,781,711

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the year ended October 31, 2021

Cash flows from operating activities
Net increase in net assets from operations		$1,065,926
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(151,443,500)
Purchases of short-term investments	(31,698,535)
Proceeds from disposition of long-term investments	113,568,581
Proceeds from disposition of short-term investments	31,757,536
Net realized gain on investment transactions and foreign currency transactions	(1,280,893)
Net realized gain on forward currency exchange contracts	70,890
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,507,315
Net accretion of bond discount and amortization of bond premium	946,243
Decrease in receivable for investments sold	32,793
Increase in interest receivable	(385,422)
Decrease in affiliated dividends receivable	4
Decrease in receivable due from Adviser	16,034
Increase in cash collateral due from broker	(28,335)
Decrease in payable for investments purchased	(9,732,049)
Increase in advisory fee payable	20,642
Increase in foreign capital gains tax payable	2,026
Increase in distribution fee payable	952
Increase in Directors’ fee payable	144
Increase in accrued expenses	53,356
Proceeds from swaptions written, net	2,264
Proceeds on swaps, net	180,398
Proceeds for exchange-traded derivatives settlements, net	1,137,744

Total adjustments		(45,271,812)

Net cash provided by (used in) operating activities		(44,205,886)
Cash flows from financing activities
Subscriptions of capital stock, net	20,206,257
Cash dividends paid (net of dividend reinvestments)†	(1,152,571)
Increase in reverse repurchase agreements	25,157,251

Net cash provided by (used in) financing activities		44,210,937
Effect of exchange rate on cash		77,220

Net increase in cash		82,271
Cash at beginning of year		57,373

Cash at end of year		$139,644

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$403,566
Interest expense paid during the year	$8,398

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2021

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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NOTES TO FINANCIAL STATEMENTS (continued)

yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

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NOTES TO FINANCIAL STATEMENTS (continued)

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$59,786,803		$	– 0	–	$59,786,803
Corporates – Non-Investment Grade		– 0	–	8,859,450			– 0	–	8,859,450
Collateralized Mortgage Obligations		– 0	–	4,599,100			– 0	–	4,599,100
Governments – Sovereign Agencies		– 0	–	4,145,557			– 0	–	4,145,557
Corporates – Investment Grade		– 0	–	3,822,256			– 0	–	3,822,256
Commercial Mortgage-Backed Securities		– 0	–	3,427,719			– 0	–	3,427,719
Emerging Markets – Sovereigns		– 0	–	2,372,138			– 0	–	2,372,138
Collateralized Loan Obligations		– 0	–	1,999,475			– 0	–	1,999,475
Bank Loans		– 0	–	824,538			187,462		1,012,000
Quasi-Sovereigns		– 0	–	579,299			– 0	–	579,299
Asset-Backed Securities		– 0	–	531,357			– 0	–	531,357
Emerging Markets – Corporate Bonds		– 0	–	324,862			– 0	–	324,862
Short-Term Investments		395,094		– 0	–		– 0	–	395,094

Total Investments in Securities		395,094		91,272,554			187,462		91,855,110
Other Financial Instruments(a):
Assets:
Futures		418,851		– 0	–		– 0	–	418,851	(b)
Forward Currency Exchange Contracts		– 0	–	83,101			– 0	–	83,101
Centrally Cleared Credit Default Swaps		– 0	–	334,857			– 0	–	334,857	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	7,217			– 0	–	7,217	(b)
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(403,255)			– 0	–	(403,255)
Interest Rate Swaptions Written		– 0	–	(1,139)			– 0	–	(1,139)
Centrally Cleared Interest Rate Swaps		– 0	–	(11,323)			– 0	–	(11,323	)(b)
Credit Default Swaps		– 0	–	(690,084)			– 0	–	(690,084)
Total Return Swaps		– 0	–	(1,707)			– 0	–	(1,707)
Reverse Repurchase Agreements		(28,507,529)		– 0	–		– 0	–	(28,507,529)

Total		$(27,693,584)		$90,590,221			$187,462		$63,084,099

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as

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NOTES TO FINANCIAL STATEMENTS (continued)

adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%, 1.45% and .45% of daily average net assets for Class A, Class C, and

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NOTES TO FINANCIAL STATEMENTS (continued)

Advisor Class shares, respectively. For the year ended October 31, 2021, such reimbursement/waivers amounted to $278,066. The Expense Caps may not be terminated by the Adviser before January 31, 2022. Any fees waived and expenses borne by the Adviser through January 20, 2021 may be reimbursed by Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $265,740, $306,046 and $63,883 for the years ended October 31, 2019, October 31, 2020 and October 31, 2021, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2021, the Adviser voluntarily agreed to waive such fees in the amount of $89,865.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,004 for the year ended October 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $101 and $24 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2021, such waiver amounted to $424.

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A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$430	$31,598	$31,633	$395	$0	*

*	Amount is less than $500.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .20% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $858 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$38,262,840	$14,853,150
U.S. government securities	113,207,451	97,215,143

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The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$92,705,183

Gross unrealized appreciation	$1,382,112
Gross unrealized depreciation	(2,120,320)

Net unrealized depreciation	$(738,208)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

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The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional

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amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2021, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net

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realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price

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of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

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Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2021, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of

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the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$418,851	*	Receivable/Payable for variation margin on futures	$		*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	894	*	Receivable/Payable for variation margin on centrally cleared swaps		4,828	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	7,217	*	Receivable/Payable for variation margin on centrally cleared swaps		11,323	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	83,101		Unrealized depreciation on forward currency exchange contracts		403,255

Interest rate contracts				Swaptions written, at value		1,139

Credit contracts				Market value on credit default swaps		690,084

Credit contracts				Unrealized depreciation on total return swaps		1,707

Total		$510,063				$1,112,336

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$314,751	$304,474

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	70,890	(332,894)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(308)	1,433

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(14,149)	2,537

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	644,098	(32,932)

Total		$1,015,282	$(57,382)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2021:

Futures:
Average notional amount of buy contracts	$1,594,437	(a)
Average notional amount of sale contracts	$21,646,044
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,609,441
Average principal amount of sale contracts	$10,319,249
Swaptions Written:
Average notional amount	$686,667	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$1,160,034
Credit Default Swaps:
Average notional amount of sale contracts	$2,574,179

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Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$201,029	(b)
Average notional amount of sale contracts	$3,978,708
Total Return Swaps:
Average notional amount	$149,995

(a)	Positions were open for ten months during the year.

(b)	Positions were open for six months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$39,459	$(39,459)		$	– 0	–	$	– 0	–	$	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,456	(1,456)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	50	– 0	–		– 0	–		– 0	–		50
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	631	(631)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	41,505	– 0	–		– 0	–		– 0	–		41,505

Total	$83,101	$(41,546)		$	– 0	–	$	– 0	–		$41,555	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$375,821	$(39,459)		$	– 0	–	$(267,300)		$69,062
Credit Suisse International	190,041	– 0	–		– 0	–	(190,041)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	168,559	(1,456)			– 0	–	– 0	–	167,103
JPMorgan Securities, LLC	85,957	– 0	–		– 0	–	– 0	–	85,957
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	274,471	(631)			– 0	–	– 0	–	273,840
UBS AG	1,336	– 0	–		– 0	–	– 0	–	1,336

Total	$1,096,185	$(41,546)		$	– 0	–	$(457,341)		$597,298	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date;

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however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2021, the Fund earned drop income of $17,457 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2021, the average amount of reverse repurchase agreements outstanding was $13,312,396 and the daily weighted average interest rate was 0.08%. At October 31, 2021, the Fund had reverse repurchase agreements outstanding in the amount of $28,507,529 as reported on the statement of assets and liabilities.

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The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2021:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Securities (USA), Inc.	$28,507,529	$(28,483,402)	$24,127

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class A
Shares sold	640,070	73,345	$6,419,373	$720,666

Shares issued in reinvestment of dividends and distributions	3,210	271	32,088	2,684

Shares redeemed	(122,450)	(37,321)	(1,224,279)	(372,260)

Net increase	520,830	36,295	$5,227,182	$351,090

Class C
Shares sold	30,942	74,937	$310,250	$734,576

Shares issued in reinvestment of dividends and distributions	1,286	845	12,907	8,352

Shares redeemed	(31,820)	(3,406)	(319,931)	(34,020)

Net increase	408	72,376	$3,226	$708,908

Advisor Class
Shares sold	1,731,742	3,398,430	$17,350,910	$33,761,871

Shares issued in reinvestment of dividends and distributions	35,778	13,829	358,571	136,589

Shares redeemed	(236,815)	(720,437)	(2,378,148)	(7,118,130)

Net increase	1,530,705	2,691,822	$15,331,333	$26,780,330

At October 31, 2021, the Adviser owns approximately 39% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2020, a third party vendor reimbursed the Fund $3,413 for losses incurred due to a pricing error. This amount is presented in the Fund’s statement of changes in net assets.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing

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NOTES TO FINANCIAL STATEMENTS (continued)

money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s

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NOTES TO FINANCIAL STATEMENTS (continued)

Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”)

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NOTES TO FINANCIAL STATEMENTS (continued)

intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021		2020
Distributions paid from:
Ordinary income	$1,558,732		$1,419,417
Net long-term capital gains	– 0	–	14,030

Total taxable distributions paid	$1,558,732		$1,433,447

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$391,596
Undistributed capital gains	286,597
Other losses	(231,225	)(a)
Unrealized appreciation/(depreciation)	(738,956	)(b)

Total accumulated earnings/(deficit)	$(291,988	)(c)

(a)	As of October 31, 2021, the cumulative deferred loss on straddles was $231,225.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, the tax deferral of losses on wash sales, and the amortization on callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on

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NOTES TO FINANCIAL STATEMENTS (continued)

Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,				December 12, 2018(a) to October 31, 2019
	2021		2020

Net asset value, beginning of period	$ 9.95		$ 10.35		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.22		.23		.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02	(d)	(.28	)(d)	.42

Capital contributions	– 0	–	.16		– 0	–

Net increase in net asset value from operations	.24		.11		.70

Less: Dividends and Distributions

Dividends from net investment income	(.29)		(.38)		(.35)

Distributions from net realized gain on investment transactions	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.29)		(.51)		(.35)

Net asset value, end of period	$ 9.90		$ 9.95		$ 10.35

Total Return

Total investment return based on net asset value(e)	2.37%		1.17%		7.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,528		$371		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.68%		.68%		.70	%^

Expenses, before waivers/reimbursements(f)	1.26%		1.77%		3.18	%^

Net investment income(c)	2.24%		2.28%		3.14	%^

Portfolio turnover rate**	163%		336%		178%

Portfolio turnover rate (including securities sold short)**	N/A		336%		181%

See footnote summary on page 80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,				December 12, 2018(a) to October 31, 2019
	2021		2020

Net asset value, beginning of period	$ 9.95		$ 10.34		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.15		.09		.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.00	(d)(g)	(.04	)(d)	.41

Net increase in net asset value from operations	.15		.05		.62

Less: Dividends and Distributions

Dividends from net investment income	(.21)		(.31)		(.28)

Distributions from net realized gain on investment transactions	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.21)		(.44)		(.28)

Net asset value, end of period	$ 9.89		$ 9.95		$ 10.34

Total Return

Total investment return based on net asset value(e)	1.46%		.51%		6.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$730		$730		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.47%		1.48%		1.49	%^

Expenses, before waivers/reimbursements(f)	2.19%		2.57%		4.02	%^

Net investment income(c)	1.53%		.93%		2.34	%^

Portfolio turnover rate**	163%		336%		178%

Portfolio turnover rate (including securities sold short)**	N/A		336%		181%

See footnote summary on page 80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,				December 12, 2018(a) to October 31, 2019
	2021		2020

Net asset value, beginning of period	$ 9.95		$ 10.35		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.25		.21		.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.00	(d)(g)	(.08	)(d)	.41

Net increase in net asset value from operations	.25		.13		.71

Less: Dividends and Distributions

Dividends from net investment income	(.31)		(.40)		(.36)

Distributions from net realized gain on investment transactions	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.31)		(.53)		(.36)

Net asset value, end of period	$ 9.89		$ 9.95		$ 10.35

Total Return

Total investment return based on net asset value(e)	2.48%		1.34%		7.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$56,593		$41,681		$15,498

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.47%		.48%		.49	%^

Expenses, before waivers/reimbursements(f)	1.18%		1.68%		2.99	%^

Net investment income(c)	2.52%		2.13%		3.31	%^

Portfolio turnover rate**	163%		336%		178%

Portfolio turnover rate (including securities sold short)**	N/A		336%		181%

See footnote summary on page 80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,		December 12, 2018(a) to October 31, 2019
	2021	2020

Class A
Net of waivers/reimbursements	.65%	.65%	.65	%^
Before waivers/reimbursements	1.23%	1.73%	3.13	%^
Class C
Net of waivers/reimbursements	1.45%	1.45%	1.45	%^
Before waivers/reimbursements	2.18%	2.54%	3.97	%^
Advisor Class
Net of waivers/reimbursements	.45%	.45%	.45	%^
Before waivers/reimbursements	1.16%	1.64%	2.95	%^

(g)	Amount is less than $.005.

^	Annualized.

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Short Duration Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Short Duration Income Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period ended October 31, 2021 and the period from December 12, 2018 (commencement of operations) through October 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period ended October 31, 2021and the period from December 12, 2018 (commencement of operations) through October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2021. For foreign shareholders, 69.14% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in 2022.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1),*

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Short Duration Income Investment team. Messrs. DiMaggio, Distenfeld and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2018)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2018)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 73 (2018)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 66 (2018)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 69 (2018)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## ^ 82 (2018)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also co-Head of Fixed-Income.

Gershon M. Distenfeld 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also co-Head of Fixed-Income.

Matthew S. Sheridan 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”**), with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement and New Advisory Agreements

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income Portfolio (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since the Fund’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the fiscal period ended December 31, 2018 and calendar year 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the

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Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the

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expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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AB SHORT DURATION INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SDI-0151-1021

OCT    10.31.21

ANNUAL REPORT

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable Thematic Credit Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 1

ANNUAL REPORT

December 6, 2021

This report provides management’s discussion of fund performance for the AB Sustainable Thematic Credit Portfolio for the annual reporting period ended October 31, 2021.

The Fund’s investment objective is to maximize total return through current income and long-term capital appreciation.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

Since Inception[1]

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

Class A Shares	2.00%

Advisor Class Shares[2]	2.12%

Bloomberg US Corporate Bond Index	2.46%

1	Inception date: 5/10/2021.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Corporate Bond Index, for the period since the Fund’s inception on May 10, 2021, through October 31, 2021.

During the period since the Fund’s inception, all share classes underperformed the benchmark, before sales charges. Opportunistic allocation to eurozone credit, particularly in green bonds, was the largest detractor, relative to the benchmark, as the euro underperformed the US dollar over the period. Industry allocation also detracted, from off-benchmark exposure to sovereign bonds and an underweight to energy. Yield-curve positioning contributed to performance, as gains from an underweight to the 20- to 30-year part of the curve and an overweight to 10-year maturities contributed more than a loss from an underweight to the five-year part of the curve. Security selection also contributed due to gains within electric, banking, real estate investment trusts, telecommunications and consumer noncyclical that were greater than a loss in the basic industries sector. Issuer and security selection in the Climate theme contributed to performance, particularly within the Fund’s allocation to US dollar-denominated green bonds. While security selections within the Empowerment and Health themes were positive across a broad range of sustainable investment opportunities, these gains were offset by losses due to issuer selection across several sub-themes, including Financial Security & Inclusion, Information & Communication Technologies and Food Security & Clean Water.

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During the reporting period, the Fund utilized derivatives in the form of futures and currency forwards for hedging purposes, which had no material impact on absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income market returns were mixed for the 12-month period ended October 31, 2021. Longer-term treasury returns fell in most major developed markets on rising yields—particularly in Australia, Canada, and the UK. Global inflation-linked bonds outperformed US Treasuries. Relatively low interest rates set the stage for the continued outperformance of risk assets, led by the performance of high-yield corporate bonds—particularly in the US, eurozone, and emerging markets. Emerging-market hard-currency sovereign bonds also had strong performance, mostly from the high-yield component. Emerging- and developed-market investment-grade corporate bonds also posted positive performance, with the US outperforming the eurozone. Securitized assets outperformed, especially commercial mortgage-backed securities. Local-currency sovereign bonds trailed, as the US dollar was mixed against emerging-market currencies and fell versus most developed-market currencies except the yen and South Korean won. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

The Fund’s Senior Investment Management Team (the “Team”) seeks to maximize total return through investments that benefit society and the environment. The Team employs top-down and bottom-up investment processes with the goal of identifying securities that fit into sustainable investment themes, such as health, climate and empowerment. The Team’s approach to building a sustainable portfolio with attractive financial return potential has been to align with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The Team invests primarily in investment-grade corporate bonds from US issuers, but may also invest in non-US issuers and high-yield bonds.

INVESTMENT POLICIES

The Fund seeks to achieve its investment objective by investing primarily in fixed-income securities of corporate issuers whose business activities the Adviser believes position the issuer to benefit from certain environmentally or socially oriented sustainable investment themes that are broadly consistent with the United Nations SDGs. Examples of these themes include the advancement of health, climate and empowerment, but the themes may change over time based on the Adviser’s research. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in fixed-income securities of corporate issuers that satisfy the Fund’s sustainability criteria.

(continued on next page)

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 3

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its own analysis, the most attractive securities and issuers that fit into sustainable investment themes. The top-down approach seeks to identify the sustainable investment themes. In addition to this top-down approach, the Adviser uses a bottom-up analysis of individual bond issues, focusing on the use of proceeds, issuer fundamentals, valuation, and the issuer’s exposure to environmental, social and governance (“ESG”) factors. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. The Adviser emphasizes positive selection criteria over broad-based negative screens (e.g., disqualifying business activities) in assessing an issuer’s exposure to ESG factors. The Fund also typically invests in “green bonds,” which are instruments the proceeds of which are specifically earmarked for climate or environmental projects.

The Fund may invest up to 20% of its net assets in securities rated below investment grade (“junk bonds”). The Fund may invest up to 30% of its net assets in securities denominated in currencies other than the US dollar. Foreign investments may include securities issued by emerging-market companies and governments. The Adviser expects under normal circumstances to hedge the majority of the Fund’s foreign currency exposure through the use of currency-related derivatives, although it is not required to do so.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use interest rate futures contracts or swaps to manage the Fund’s average duration and may, as noted above, use currency-related derivatives to hedge foreign currency exposure. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure significantly in excess of the Fund’s net assets. The Fund is “non-diversified”.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Corporate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may involve more risk than investments in other foreign countries because the markets in emerging-market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter

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DISCLOSURES AND RISKS (continued)

derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

5/10/20211 TO 10/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Sustainable Thematic Credit Portfolio Class A shares (from 5/10/20211 to 10/31/2021) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 5/10/2021.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			1.79%

Since Inception[2]	2.00%	-2.30%

ADVISOR CLASS SHARES[3]			2.12%

Since Inception[2]	2.12%	2.12%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.39% and 1.14% for Class A and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s total operating expense ratios, exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses, to 0.85% and 0.60% for Class A and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before May 3, 2022. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2021.

2	Inception date: 5/10/2021.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

Since Inception[1]	-2.24%

ADVISOR CLASS SHARES[2]

Since Inception[1]	2.15%

1	Inception date: 5/10/2021.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 5/10/2021+	Ending Account Value 10/31/2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,020.00	$4.12	0.85%
Hypothetical**	$1,000	$1,019.90	$4.12	0.85%
Advisor Class
Actual	$1,000	$1,021.20	$2.91	0.60%
Hypothetical**	$1,000	$1,021.10	$2.91	0.60%

+	Commencement of operations.

*

Expenses paid are based on the period from May 10, 2021 (commencement of distribution) and are equal to the Class’s annualized expense ratio, multiplied by 175/365 (to reflect the since inception period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $169.3

1

All data are as of October 31, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 13

PORTFOLIO SUMMARY (continued)

October 31, 2021 (unaudited)

1

All data are as of October 31, 2021. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following: Argentina, Belgium, India, Japan, Norway, Peru, Sweden, Switzerland and United Republic of Tanzania.

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PORTFOLIO OF INVESTMENTS

October 31, 2021

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 88.2%
Industrial – 44.5%
Basic – 2.9%
Arkema SA 0.125%, 10/14/2026(a)	EUR	200	$230,894
Ecolab, Inc. 2.75%, 08/18/2055(a)	U.S.$	525	519,851
Inversiones CMPC SA 3.85%, 01/13/2030(a)		905	934,978
Sealed Air Corp. 1.573%, 10/15/2026(a)		1,485	1,460,285
Sociedad Quimica y Minera de Chile SA 4.25%, 01/22/2050(a)		660	710,861
Suzano Austria GmbH 2.50%, 09/15/2028		663	628,558
3.75%, 01/15/2031		490	488,050

			4,973,477

Capital Goods – 6.4%
CNH Industrial Capital LLC 1.45%, 07/15/2026		1,605	1,581,267
Emerson Electric Co. 2.625%, 02/15/2023		780	797,086
3.15%, 06/01/2025		715	760,937
Parker-Hannifin Corp. 4.20%, 11/21/2034		1,305	1,492,085
Republic Services, Inc. 1.75%, 02/15/2032		1,275	1,206,581
Siemens Financieringsmaatschappij NV 1.20%, 03/11/2026(a)		960	947,238
Trane Technologies Global Holding Co., Ltd. 5.75%, 06/15/2043		495	710,574
Trane Technologies Luxembourg Finance SA 3.50%, 03/21/2026		405	435,006
Waste Management, Inc. 1.50%, 03/15/2031		470	440,881
2.95%, 06/01/2041		710	733,362
Xylem, Inc./NY 1.95%, 01/30/2028		1,725	1,722,701

			10,827,718

Communications - Media – 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 2.25%, 01/15/2029		450	442,000
6.834%, 10/23/2055		630	934,161
Tencent Holdings Ltd. 2.39%, 06/03/2030(a)		200	195,102

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Thomson Reuters Corp. 5.50%, 08/15/2035	U.S.$	570	$736,794

			2,308,057

Communications - Telecommunications – 4.1%
AT&T, Inc. 4.30%, 12/15/2042		202	228,294
Corning, Inc. 4.70%, 03/15/2037		62	73,882
5.35%, 11/15/2048		820	1,136,837
Empresa Nacional de Telecomunicaciones SA 3.05%, 09/14/2032(a)		1,480	1,437,913
Telefonica Emisiones SA 5.213%, 03/08/2047		775	976,340
Verizon Communications, Inc. 2.85%, 09/03/2041		1,135	1,108,737
3.875%, 02/08/2029		835	930,380
Vodafone Group PLC 4.25%, 09/17/2050		930	1,081,767

			6,974,150

Consumer Cyclical - Automotive – 2.4%
Aptiv PLC 4.40%, 10/01/2046		180	215,278
Daimler AG 0.75%, 09/10/2030(a)	EUR	160	188,859
General Motors Co. 5.00%, 10/01/2028	U.S.$	260	298,872
5.95%, 04/01/2049		395	540,238
General Motors Financial Co., Inc. 2.70%, 06/10/2031		365	361,429
3.60%, 06/21/2030		721	766,504
3.85%, 01/05/2028		435	471,838
Lear Corp. 3.80%, 09/15/2027		1,060	1,157,462

			4,000,480

Consumer Cyclical - Other – 1.4%
DR Horton, Inc. 2.50%, 10/15/2024		1,355	1,410,452
Owens Corning 3.95%, 08/15/2029		845	942,429

			2,352,881

Consumer Cyclical - Retailers – 1.8%
Home Depot, Inc. (The) 1.50%, 09/15/2028		1,425	1,397,944

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lowe’s Cos., Inc. 3.70%, 04/15/2046	U.S.$	665	$738,446
5.50%, 10/15/2035		660	847,939

			2,984,329

Consumer Non-Cyclical – 13.6%
Abbott Laboratories 4.75%, 11/30/2036		1,065	1,362,095
AbbVie, Inc. 4.875%, 11/14/2048		1,015	1,324,840
Amgen, Inc. 4.40%, 05/01/2045		805	971,129
AstraZeneca PLC 6.45%, 09/15/2037		445	661,112
Baxter International, Inc. 3.50%, 08/15/2046		1,405	1,541,420
Becton Dickinson and Co. 2.823%, 05/20/2030		1,130	1,174,830
Biogen, Inc. 3.15%, 05/01/2050		150	147,545
Bristol-Myers Squibb Co. 4.25%, 10/26/2049		465	584,916
5.25%, 08/15/2043		400	537,981
Cigna Corp. 2.375%, 03/15/2031		410	410,853
3.05%, 10/15/2027		820	874,248
4.80%, 08/15/2038		160	196,955
CVS Health Corp. 4.78%, 03/25/2038		900	1,102,282
Danaher Corp. 2.60%, 10/01/2050		225	219,223
4.375%, 09/15/2045		610	767,486
Eli Lilly & Co. 0.50%, 09/14/2033	EUR	1,200	1,362,121
Fresenius Medical Care US Finance III, Inc. 3.00%, 12/01/2031(a)	U.S.$	945	956,453
Gilead Sciences, Inc. 2.50%, 09/01/2023		1,545	1,593,595
GlaxoSmithKline Capital, Inc. 4.20%, 03/18/2043		165	202,419
HCA, Inc. 3.50%, 07/15/2051		425	431,642
5.50%, 06/15/2047		735	969,705
Koninklijke Philips NV 5.00%, 03/15/2042		725	932,083
Pfizer, Inc. 1.75%, 08/18/2031		695	675,996
4.125%, 12/15/2046		775	964,637

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Thermo Fisher Scientific, Inc. 2.80%, 10/15/2041	U.S.$	1,275	$1,283,444
4.10%, 08/15/2047		800	991,728
Zoetis, Inc. 2.00%, 05/15/2030		755	741,404

			22,982,142

Energy – 0.1%
Contemporary Ruiding Development Ltd. 2.625%, 09/17/2030(a)		205	205,009

Services – 2.0%
IHS Markit Ltd. 4.25%, 05/01/2029		58	66,147
Mastercard, Inc. 3.85%, 03/26/2050		845	1,023,343
Moody’s Corp. 2.55%, 08/18/2060		1,125	1,014,261
2.75%, 08/19/2041		359	351,669
PayPal Holdings, Inc. 3.25%, 06/01/2050		900	974,984

			3,430,404

Technology – 8.4%
Autodesk, Inc. 2.40%, 12/15/2031		1,570	1,543,700
Broadridge Financial Solutions, Inc. 2.60%, 05/01/2031		200	201,398
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		1,545	1,593,024
Cisco Systems, Inc./Delaware 5.50%, 01/15/2040		1,075	1,509,694
5.90%, 02/15/2039		50	72,376
HP, Inc. 6.00%, 09/15/2041		315	415,974
Intel Corp. 3.10%, 02/15/2060		1,580	1,588,538
International Business Machines Corp. 4.00%, 06/20/2042		625	720,961
4.25%, 05/15/2049		200	244,751
Lam Research Corp. 2.875%, 06/15/2050		1,220	1,244,656
Micron Technology, Inc. 2.703%, 04/15/2032		1,610	1,606,896
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.15%, 05/01/2027(a)		515	542,925
3.25%, 05/11/2041(a)		705	719,893
Oracle Corp. 3.60%, 04/01/2040		480	499,106

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Salesforce.com, Inc. 2.90%, 07/15/2051	U.S.$	642	$660,036
Skyworks Solutions, Inc. 3.00%, 06/01/2031		1,080	1,091,269

			14,255,197

			75,293,844

Financial Institutions – 34.0%
Banking – 21.2%
ABN AMRO Bank NV 4.80%, 04/18/2026(a)		600	666,572
Banco Santander SA 2.749%, 12/03/2030		1,000	982,820
4.25%, 04/11/2027		400	442,385
5.179%, 11/19/2025		600	672,375
Bank of America Corp. 2.456%, 10/22/2025		535	552,957
2.572%, 10/20/2032		325	325,713
2.884%, 10/22/2030		470	486,102
3.194%, 07/23/2030		190	201,178
4.078%, 04/23/2040		835	966,192
Series JJ 5.125%, 06/20/2024(b)		425	448,321
Series Z 6.50%, 10/23/2024(b)		45	49,923
BNP Paribas SA
2.159%, 09/15/2029(a)		1,475	1,446,046
2.871%, 04/19/2032(a)		200	202,808
6.625%, 03/25/2024(a)(b)		200	216,317
6.75%, 03/14/2022(a)(b)		200	203,664
7.375%, 08/19/2025(a)(b)		470	540,516
BPCE SA 2.045%, 10/19/2027(a)		480	477,833
4.625%, 07/11/2024(a)		855	922,774
5.15%, 07/21/2024(a)		375	410,495
Citigroup, Inc. 2.904%, 11/03/2042		1,005	995,773
5.316%, 03/26/2041		410	539,696
Series Y 4.15%, 11/15/2026(b)		887	893,529
Cooperatieve Rabobank UA 3.75%, 07/21/2026		1,160	1,259,429
4.00%, 04/10/2029(a)		800	844,545
4.375%, 06/29/2027(a)(b)	EUR	200	254,068
Credit Agricole SA 0.125%, 12/09/2027		200	224,606
1.247%, 01/26/2027(a)	U.S.$	1,285	1,252,304

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Danske Bank A/S 1.549%, 09/10/2027(a)	U.S.$	1,425	$1,397,231
DNB Bank ASA 6.50%, 03/26/2022(a)(b)		200	203,999
Goldman Sachs Group, Inc. (The) 1.948%, 10/21/2027		805	806,468
2.615%, 04/22/2032		410	411,162
3.691%, 06/05/2028		500	541,051
4.223%, 05/01/2029		350	391,582
4.411%, 04/23/2039		465	557,971
5.95%, 01/15/2027		230	274,014
ING Groep NV 1.40%, 07/01/2026(a)		950	943,162
2.727%, 04/01/2032		540	549,754
6.50%, 04/16/2025(b)		680	746,520
Intesa Sanpaolo SpA 3.875%, 01/12/2028(a)		460	490,709
Series XR
4.00%, 09/23/2029(a)		1,170	1,263,175
KBC Group NV 0.375%, 06/16/2027(a)	EUR	800	924,847
Lloyds Banking Group PLC 3.574%, 11/07/2028	U.S.$	310	332,343
4.65%, 03/24/2026		630	700,094
Mitsubishi UFJ Financial Group, Inc. 0.848%, 07/19/2029(a)	EUR	200	234,349
Morgan Stanley Series GMTN 4.35%, 09/08/2026	U.S.$	495	549,886
Series I 0.864%, 10/21/2025		835	826,195
Natwest Group PLC 2.359%, 05/22/2024		935	955,479
Santander Holdings USA, Inc. 4.50%, 07/17/2025		1,190	1,302,580
Societe Generale SA 2.889%, 06/09/2032(a)		1,480	1,475,240
Standard Chartered PLC 1.214%, 03/23/2025(a)		955	950,746
Svenska Handelsbanken AB 4.75%, 03/01/2031(a)(b)		1,000	1,046,205
UBS Group AG 5.125%, 07/29/2026(a)(b)		890	958,839
UniCredit SpA 2.569%, 09/22/2026(a)		625	627,570

			35,940,112

20 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 5.2%
Allianz SE 3.20%, 10/30/2027(a)(b)	U.S.$	1,400	$1,354,609
American International Group, Inc. 8.175%, 05/15/2058		1,045	1,532,798
Assicurazioni Generali SpA 2.124%, 10/01/2030(a)	EUR	545	656,975
2.429%, 07/14/2031(a)		470	573,221
Centene Corp. 2.625%, 08/01/2031	U.S.$	708	697,228
Humana, Inc. 2.15%, 02/03/2032		635	614,879
4.50%, 04/01/2025		660	726,039
Kaiser Foundation Hospitals Series 2021 2.81%, 06/01/2041		200	202,554
Prudential Financial, Inc. 5.20%, 03/15/2044		1,150	1,225,755
Voya Financial, Inc. 5.65%, 05/15/2053		898	942,960
Zurich Finance Ireland Designated Activity Co. 3.00%, 04/19/2051(a)		200	197,715

			8,724,733

REITs – 7.6%
Alexandria Real Estate Equities, Inc. 2.00%, 05/18/2032		385	370,828
American Homes 4 Rent LP 3.375%, 07/15/2051		845	868,600
American Tower Corp. 2.95%, 01/15/2051		475	459,309
3.70%, 10/15/2049		510	557,273
3.80%, 08/15/2029		285	313,338
Boston Properties LP 4.50%, 12/01/2028		1,400	1,599,060
Digital Dutch Finco BV 1.00%, 01/15/2032(a)	EUR	800	892,996
Healthcare Trust of America Holdings LP 3.10%, 02/15/2030	U.S.$	1,325	1,372,703
Healthpeak Properties, Inc. 1.35%, 02/01/2027		677	663,971
3.50%, 07/15/2029		860	937,916
Prologis LP 1.25%, 10/15/2030		1,155	1,076,044
3.00%, 04/15/2050		240	250,344
SITE Centers Corp. 4.25%, 02/01/2026		453	486,896
Vornado Realty LP 2.15%, 06/01/2026		950	956,993

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Welltower, Inc. 2.05%, 01/15/2029	U.S.$	1,155	$1,137,653
4.95%, 09/01/2048		765	1,005,558

			12,949,482

			57,614,327

Utility – 9.7%
Electric – 9.1%
Avangrid, Inc. 3.20%, 04/15/2025		1,515	1,604,157
Commonwealth Edison Co. 3.00%, 03/01/2050		205	211,647
Consolidated Edison Co. of New York, Inc. 4.50%, 05/15/2058		855	1,065,727
Series A 4.125%, 05/15/2049		155	183,303
Consorcio Transmantaro SA 4.70%, 04/16/2034(a)		890	982,226
EDP Finance BV 1.71%, 01/24/2028(a)		1,685	1,643,270
Enel Finance International NV 2.25%, 07/12/2031(a)		1,270	1,241,453
6.80%, 09/15/2037(a)		280	406,709
Engie SA 3.25%, 11/28/2024(a)(b)	EUR	200	248,691
Exelon Generation Co. LLC 6.25%, 10/01/2039	U.S.$	640	817,561
Florida Power & Light Co. 4.125%, 02/01/2042		85	102,770
5.69%, 03/01/2040		160	226,984
Iberdrola International BV Series NC9 1.825%, 08/09/2029(a)(b)	EUR	1,100	1,261,014
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	U.S.$	897	887,612
2.25%, 06/01/2030		440	439,794
Niagara Mohawk Power Corp. 1.96%, 06/27/2030(a)		1,090	1,053,874
Orsted AS 2.25%, 11/24/3017(a)(b)	EUR	600	724,575
San Diego Gas & Electric Co. Series WWW 2.95%, 08/15/2051	U.S.$	1,275	1,296,754
Southern California Edison Co. 4.00%, 04/01/2047		670	746,155
Series H 3.65%, 06/01/2051		260	280,227

			15,424,503

22 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Utility – 0.6%
American Water Capital Corp. 3.25%, 06/01/2051	U.S.$	735	$777,912
3.45%, 05/01/2050		195	212,584

			990,496

			16,414,999

Total Corporates - Investment Grade (cost $149,773,047)			149,323,170

CORPORATES - NON-INVESTMENT GRADE – 5.1%
Industrial – 3.8%
Basic – 0.1%
Olympus Water US Holding Corp. 3.875%, 10/01/2028	EUR	173	199,354

Capital Goods – 0.8%
Clean Harbors, Inc. 4.875%, 07/15/2027(a)	U.S.$	95	99,258
GFL Environmental, Inc. 4.375%, 08/15/2029(a)		251	248,595
5.125%, 12/15/2026(a)		445	465,990
Paprec Holding 3.50%, 07/01/2028	EUR	435	502,235

			1,316,078

Communications - Telecommunications – 0.2%
Telefonica Europe BV 2.376%, 02/12/2029(a)(b)		300	333,461

Consumer Cyclical - Automotive – 1.1%
Dana, Inc. 4.25%, 09/01/2030	U.S.$	935	945,959
Faurecia SE 2.375%, 06/15/2029(a)	EUR	775	887,228

			1,833,187

Consumer Non-Cyclical – 1.1%
DaVita, Inc. 4.625%, 06/01/2030(a)	U.S.$	470	472,686
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		985	950,161
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		455	471,976

			1,894,823

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.4%
Renewable Energy Group, Inc. 5.875%, 06/01/2028(a)	U.S.$	690	$725,576

Services – 0.1%
Square, Inc. 3.50%, 06/01/2031(a)		200	205,082

			6,507,561

Financial Institutions – 1.3%
Banking – 1.3%
Banco Santander SA 7.50%, 02/08/2024(a)(b)		600	649,574
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		730	783,122
Societe Generale SA 8.00%, 09/29/2025(a)(b)		645	752,202

			2,184,898

Total Corporates - Non-Investment Grade (cost $8,858,986)			8,692,459

EMERGING MARKETS - CORPORATE BONDS – 2.4%
Industrial – 2.0%
Basic – 1.1%
Klabin Austria GmbH 3.20%, 01/12/2031(a)		2,040	1,867,340

Communications - Telecommunications – 0.2%
HTA Group Ltd./Mauritius 7.00%, 12/18/2025(a)		430	447,549

Services – 0.7%
MercadoLibre, Inc. 3.125%, 01/14/2031		990	933,331
StoneCo Ltd. 3.95%, 06/16/2028(a)		226	202,308

			1,135,639

			3,450,528

Financial Institutions – 0.4%
Banking – 0.4%
IndusInd Bank Ltd./Gift City 3.875%, 04/15/2022(a)		200	200,787
Itau Unibanco Holding SA/Cayman Island 3.875%, 04/15/2031(a)		480	461,400

			662,187

Total Emerging Markets - Corporate Bonds (cost $4,332,523)			4,112,715

24 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.6%
Chile – 0.6%
Chile Government International Bond 2.55%, 01/27/2032 (cost $947,865)	U.S.$	935	$924,072

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Chile – 0.2%
Empresa de Transporte de Pasajeros Metro SA 4.70%, 05/07/2050(a) (cost $311,186)		275	320,169

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.1%
United States – 0.1%
Metropolitan Transportation Authority Series 2020-C 5.175%, 11/15/2049 (cost $80,612)		65	88,625

		Shares
SHORT-TERM INVESTMENTS – 3.7%
Investment Companies – 3.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $5,564,641)		5,564,641	5,564,641

		Principal Amount (000)
Time Deposits – 0.4%
Citibank, London (0.79)%, 11/01/2021 (cost $681,278)	EUR	589	681,278

Total Short-Term Investments (cost $6,245,919)			6,245,919

Total Investments – 100.3% (cost $170,550,138)			169,707,129
Other assets less liabilities – (0.3)%			(448,395)

Net Assets – 100.0%			$169,258,734

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	12	December 2021	$1,930,125	$(20,063)
U.S. T-Note 5 Yr (CBT) Futures	32	December 2021	3,896,000	(50,992)
U.S. Ultra Bond (CBT) Futures	16	December 2021	3,142,500	33,703

Sold Contracts
Euro-Bund Futures	5	December 2021	971,734	23,964
U.S. 10 Yr Ultra Futures	29	December 2021	4,205,906	62,305

				$48,917

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	EUR	646	USD	761	11/08/2021	$14,144
HSBC Bank USA	EUR	597	USD	705	11/08/2021	13,912
JPMorgan Chase Bank, NA	USD	1,610	EUR	1,389	11/08/2021	(4,075)
Morgan Stanley Capital Services LLC	EUR	7,893	USD	9,374	11/08/2021	248,128
Morgan Stanley Capital Services LLC	EUR	1,336	USD	1,545	11/08/2021	(335)
Societe Generale	EUR	111	USD	131	11/08/2021	2,321

						$274,095

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $48,786,067 or 28.8% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	Affiliated investments.

Currency Abbreviations:

EUR – Euro

USD – United States Dollar

Glossary:

CBT – Chicago Board of Trade

REIT – Real Estate Investment Trust

See notes to financial statements.

26 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $164,985,497)	$164,142,488
Affiliated issuers (cost $5,564,641)	5,564,641
Cash	6
Cash collateral due from broker	140,817
Unaffiliated interest receivable	1,326,628
Receivable for capital stock sold	614,280
Unrealized appreciation on forward currency exchange contracts	278,505
Deferred offering cost	67,176
Receivable for variation margin on futures	17,830
Affiliated dividends receivable	39

Total assets	172,152,410

Liabilities
Due to Custodian (includes foreign currency overdraft of $312 with a cost of $313)	312
Payable for investment securities purchased	2,637,996
Advisory fee payable	95,290
Dividends payable	41,632
Payable for capital stock redeemed	6,617
Offering expenses payable	6,000
Unrealized depreciation on forward currency exchange contracts	4,410
Transfer Agent fee payable	3,000
Directors’ fee payable	1,655
Distribution fee payable	15
Accrued expenses and other liabilities	96,749

Total liabilities	2,893,676

Net Assets	$169,258,734

Composition of Net Assets
Capital stock, at par	$16,724
Additional paid-in capital	169,551,837
Accumulated loss	(309,827)

$169,258,734

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$74,294	7,340	$10.12	*

Advisor	$169,184,440	16,716,286	$10.12

*	The maximum offering price per share for Class A shares was $10.57, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 27

STATEMENT OF OPERATIONS

Period from May 10, 2021(a) to October 31, 2021

Investment Income
Interest (net of foreign taxes withheld of $1,050)	$1,222,629
Dividends
Affiliated issuers	267	$1,222,896

Expenses
Advisory fee (see Note B)	241,036
Transfer agency—Class A	3
Transfer agency—Advisor Class	10,970
Distribution fee—Class A	28
Amortization of offering expenses	61,197
Administrative	53,700
Audit and tax	46,438
Custody and accounting	25,596
Registration fees	22,837
Legal	13,348
Printing	9,130
Directors’ fees	6,618
Miscellaneous	7,167

Total expenses	498,068
Less: expenses waived and reimbursed by the Adviser (see Note B)	(178,068)

Net expenses		320,000

Net investment income		902,896

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		63,544
Forward currency exchange contracts		183,485
Futures		83,578
Foreign currency transactions		(47,506)
Net change in unrealized appreciation/depreciation on:
Investments		(843,009)
Forward currency exchange contracts		274,095
Futures		48,917
Foreign currency denominated assets and liabilities		(4,183)

Net loss on investment and foreign currency transactions		(241,079)

Net Increase in Net Assets from Operations		$661,817

(a)	Commencement of operations.

See notes to financial statements.

28 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	May 10, 2021(a) to October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$902,896
Net realized gain on investment and foreign currency transactions	283,101
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(524,180)

Net increase in net assets from operations	661,817

Distributions to Shareholders
Class A	(187)
Advisor Class	(1,005,775)
Capital Stock Transactions
Net increase	169,602,879

Total increase	169,258,734

Net Assets
Beginning of period	– 0	–

End of period	$169,258,734

(a)	Commencement of operations.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS

October 31, 2021

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable Thematic Credit Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on May 10, 2021. The Fund has authorized the issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued as of October, 31, 2021. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities

30 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$149,323,170		$	– 0	–	$149,323,170
Corporates – Non-Investment Grade		– 0	–	8,692,459			– 0	–	8,692,459
Emerging Markets – Corporate Bonds		– 0	–	4,112,715			– 0	–	4,112,715
Governments – Sovereign Bonds		– 0	–	924,072			– 0	–	924,072
Quasi-Sovereigns		– 0	–	320,169			– 0	–	320,169
Local Governments – US Municipal Bonds		– 0	–	88,625			– 0	–	88,625
Short-Term Investments:
Investment Companies		5,564,641		– 0	–		– 0	–	5,564,641
Time Deposits		– 0	–	681,278			– 0	–	681,278

Total Investments in Securities		5,564,641		164,142,488			– 0	–	169,707,129
Other Financial Instruments*:
Assets
Futures		119,972		– 0	–		– 0	–	119,972	†
Forward Currency Exchange Contracts		– 0	–	278,505			– 0	–	278,505

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3			Total
Liabilities
Futures	$(71,055)		$	– 0	–	$	– 0	–	$(71,055	)†
Forward Currency Exchange Contracts	– 0	–		(4,410)			– 0	–	(4,410)

Total	$5,613,558			$164,416,583		$	– 0	–	$170,030,141

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

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In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $128,373 were deferred and amortized on a straight line basis over a one year period starting from May 10, 2021 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .85% and .60% of the daily average net assets for Class A and Advisor Class, respectively. For the period ended October 31, 2021, such reimbursement waivers amounted to $122,942. The Expense Caps may not be terminated by the Adviser before May 3, 2022. Any fees waived and expenses borne by the Adviser through May 10, 2022 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waiver that is subject to repayment amounted to $122,942 for the fiscal period ended October 31, 2021. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended October 31, 2021, the Adviser voluntarily agreed to waive such fees in the amount to $53,700.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the period ended October 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $175 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A shares, for the period ended October 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended October 31, 2021, such waiver amounted to $1,426.

A summary of the Fund’s transactions in AB mutual funds for the period ended October 31, 2021 is as follows:

Fund	Market Value 5/10/21* (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$88,335	$82,770	$5,565	$0	**

*	Commencement of operations.

**	Amount is less than $500.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 2021, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$190,396,805	$25,531,558
U.S. government securities	8,939,017	8,942,400

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$170,647,622

Gross unrealized appreciation	$1,550,900
Gross unrealized depreciation	(2,491,393)

Net unrealized depreciation	$(940,493)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended October 31, 2021, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase

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NOTES TO FINANCIAL STATEMENTS (continued)

or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended October 31, 2021, the Fund held futures for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the period ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$119,972	*	Receivable/Payable for variation margin on futures	$71,055	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	278,505		Unrealized depreciation on forward currency exchange contracts	4,410

Total		$398,477			$75,465

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	$83,578	$48,917

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/ depreciation on forward currency exchange contracts	183,485	274,095

Total		$267,063	$323,012

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended October 31, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$520,670	(a)
Average principal amount of sale contracts	$9,345,684
Futures:
Average notional amount of buy contracts	$5,364,837
Average notional amount of sale contracts	$3,100,093

(a)	Positions were open for four months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$14,144	$	– 0	–	$	– 0	–	$	– 0	–	$14,144
HSBC Bank USA	13,912		– 0	–		– 0	–		– 0	–	13,912
Morgan Stanley Capital Services LLC	248,128		(335)			– 0	–		– 0	–	247,793
Societe Generale	2,321		– 0	–		– 0	–		– 0	–	2,321

Total	$278,505		$(335)		$	– 0	–	$	– 0	–	$278,170	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
JP Morgan Chase Bank, NA	$4,075	$	– 0	–	$	– 0	–	$	– 0	–	$4,075
Morgan Stanley Capital Services LLC	335		(335)			– 0	–		– 0	–	– 0	–

Total	$4,410		$(335)		$	– 0	–	$	– 0	–	$4,075	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	May 10, 2021* to October 31, 2021	May 10, 2021* to October 31, 2021

Class A
Shares sold	7,329	$74,978

Shares issued in reinvestment of dividends	11	107

Net increase	7,340	$75,085

Advisor Class
Shares sold	19,139,077	$194,101,830

Shares issued in reinvestment of dividends	78,767	803,778

Shares redeemed	(2,501,558)	(25,377,814)

Net increase	16,716,286	$169,527,794

*	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

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ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non- investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with risisng interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling

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NOTES TO FINANCIAL STATEMENTS (continued)

such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemption of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also

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NOTES TO FINANCIAL STATEMENTS (continued)

remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended October 31, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the period ended October 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$1,005,962

Total taxable distributions paid	$1,005,962

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$596,984
Undistributed capital gains	79,497
Unrealized appreciation/(depreciation)	(944,676	)(a)

Total accumulated earnings/(deficit)	$(268,195	)(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax deferral of losses on wash sales, and the tax treatment of callable bonds.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the tax treatment of organizational costs resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 47

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
May 10, 2021(a) to October 31, 2021

Net asset value, beginning of period	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.07

Net realized and unrealized gain on investment and foreign currency transactions	.13

Net increase in net asset value from operations	.20

Less: Dividends

Dividends from net investment income	(.08)

Total dividends and distributions	(.08)

Net asset value, end of period	$ 10.12

Total Return

Total investment return based on net asset value(d)	2.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$74

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.85%

Expenses, before waivers/reimbursements(e)	1.14%

Net investment income(c)(e)	1.47%

Portfolio turnover rate	31%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
May 10, 2021(a) to October 31, 2021

Net asset value, beginning of period	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.08

Net realized and unrealized gain on investment and foreign currency transactions	.13

Net increase in net asset value from operations	.21

Less: Dividends

Dividends from net investment income	(.09)

Total dividends and distributions	(.09)

Net asset value, end of period	$ 10.12

Total Return

Total investment return based on net asset value(d)	2.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$169,185

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.60%

Expenses, before waivers/reimbursements(e)	.93%

Net investment income(c)(e)	1.69%

Portfolio turnover rate	31%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 49

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Sustainable Thematic Credit Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable Thematic Credit Portfolio (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2021, and the related statements of operations and changes in net assets and the financial highlights for the period from May 10, 2021 (commencement of operations) through October 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2021, and the results of its operations, the changes in its net assets and its financial highlights for the period from May 10, 2021 (commencement of operations) through October 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended October 31, 2021. For foreign shareholders, 44.06% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1),*

OFFICERS

Gershon M. Distenfeld(2), Vice President Salima Lamdouar(2), Vice President Tiffanie Wong(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Credit Team. Mr. Distenfeld and Mses. Lamdouar and Wong are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 53

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (1992)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of the Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019), Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975- 1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## ^ 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head of Fixed-Income.

Salima Lamdouar 34	Vice President	Vice President of the Adviser, with which she has been associated since prior to 2016.

Tiffanie Wong 36	Vice President	Senior Vice President of the Adviser, with which she has been associated since prior to 2016. She is also Director of Investment Grade Credit.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Credit Thematic Portfolio (the “Fund”) for an initial two-year period at a meeting held by video conference on February 2-3, 2021 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the

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investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees to be paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 65

Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s proposed contractual effective advisory fee rate against a peer group median and noted that it was above the median. The directors recognized that the Adviser’s total compensation from the Fund pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision. Taking into account the projected administrative expense reimbursement, the directors noted that the Adviser’s total rate of compensation was also expected to be above the peer group median.

The directors also considered that the Adviser’s fee schedule for an offshore fund utilizing investment strategies similar to those of the Fund provided for a higher fee rate than that proposed for the Fund.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the Class A shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors also considered the Adviser’s proposed expense cap for the Fund for a one year period. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an

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independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

68 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

STC-0151-1021

OCT    10.31.21

ANNUAL REPORT

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 1

ANNUAL REPORT

December 8, 2021

This report provides management’s discussion of fund performance for the AB Tax-Aware Fixed Income Opportunities Portfolio for the annual reporting period ended October 31, 2021.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	6 Months	12 Months

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Class A Shares	0.92%	9.02%

Class C Shares	0.54%	8.22%

Advisor Class Shares[1]	1.04%	9.20%

Bloomberg Municipal Bond Index	0.01%	2.64%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended October 31, 2021.

All share classes of the Fund outperformed the benchmark during both periods, before sales charges. During the 12-month period, the Fund’s overweight to municipal credit contributed, relative to the benchmark. Security selection within the state general obligation sector contributed, while selection in multi-family housing detracted. An overweight to the long end of the yield curve detracted.

For the six-month period, the Fund’s overweight to municipal credit contributed. Security selection in private higher education contributed, while selection in multi-family housing detracted. An overweight to the long end of the yield curve detracted.

Additionally, the Fund’s inflation hedges in tax-efficient Consumer Price Index (“CPI”) swaps were additive to relative performance against the backdrop of inflationary fears. Five-year inflation break-even rates increased 29 basis points during the six-month period and 129 basis points during the 12-month period, and were marked at 2.89% at month-end.

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The Fund utilized derivatives in the form of credit default swaps for hedging and investment purposes, which detracted from absolute performance for the 12-month period and had an immaterial impact on performance for the six-month period. Interest rate swaps were utilized for hedging purposes and had an immaterial impact on performance for the 12-month period and detracted for the six-month period. CPI swaps were utilized for hedging purposes and added over both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields have risen so far in 2021, particularly late in the reporting period, as investors have begun to digest the implications of the US Federal Reserve (the “Fed”) tapering of its asset purchase program and the likelihood of short-term interest-rate hikes next year. Even with the expected change in policy from the Fed, municipals continued to perform well over both the six- and 12-month time periods ending October 31, 2021. Heavy investor demand has been a key driver of relative outperformance versus other investment-grade fixed-income sectors. Industry-wide flows into municipal bond funds were positive in 76 of the last 77 weeks of the period. Through October, investors added $92 billion into muni funds this year, just a few billion shy of the calendar-year record set back in 2019.

Additionally, strengthening credit fundamentals and attractive credit spreads caused excess demand for municipal credit. BBB and high-yield rated municipal indices outperformed more highly rated bonds significantly as credit spreads compressed. Toward the end of the period, the market began to experience some modest spread widening in certain idiosyncratic issuers and sectors. The Fund’s Senior Investment Management Team (the “Team”) views this spread widening as a reflection of spreads being too tight in certain sectors and not reflective of weakening fundamentals.

The Team continues to seek investments in attractive after-tax returns such as municipal and taxable fixed-income and selective below- investment-grade bonds. The Team seeks to manage interest-rate exposure by focusing on lower-rated municipal and corporate bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 3

decline. As of October 31, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.85% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that, including public health crises (including the occurrence of a contagious disease or illness), affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or

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DISCLOSURES AND RISKS (continued)

earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

The Fund invests, from time to time, in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the 2007-2009 recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment, including as a result of the COVID-19 pandemic. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the

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DISCLOSURES AND RISKS (continued)

tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations

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DISCLOSURES AND RISKS (continued)

to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/11/20131 TO 10/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Fixed Income Opportunities Portfolio Class A shares (from 12/11/20131 to 10/31/2021) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/11/2013.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.69%	1.06%

1 Year	9.02%	5.80%

5 Years	3.78%	3.14%

Since Inception[3]	4.14%	3.74%

CLASS C SHARES			-0.02%	-0.03%

1 Year	8.22%	7.22%

5 Years	3.01%	3.01%

Since Inception[3]	3.37%	3.37%

ADVISOR CLASS SHARES[4]			0.96%	1.48%

1 Year	9.20%	9.20%

5 Years	4.04%	4.04%

Since Inception[3]	4.41%	4.41%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.26%, 2.00% and 0.99% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs, to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2021.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Inception date: 12/11/2013.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	6.32%

5 Years	2.99%

Since Inception[1]	3.80%

CLASS C SHARES

1 Year	7.75%

5 Years	2.85%

Since Inception[1]	3.44%

ADVISOR CLASS SHARES[2]

1 Year	9.84%

5 Years	3.88%

Since Inception[1]	4.47%

1	Inception date: 12/11/2013.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,009.20	$3.85	0.76%
Hypothetical**	$1,000	$1,021.37	$3.87	0.76%
Class C
Actual	$1,000	$1,005.40	$7.63	1.51%
Hypothetical**	$1,000	$1,017.59	$7.68	1.51%
Advisor Class
Actual	$1,000	$1,010.40	$2.58	0.51%
Hypothetical**	$1,000	$1,022.63	$2.60	0.51%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $197.3

1

All data are as of October 31, 2021. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities,

(footnotes continued on next page)

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PORTFOLIO SUMMARY (continued)

October 31, 2021 (unaudited)

currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.5% in 27 different states, American Samoa, District of Columbia and Guam.

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PORTFOLIO OF INVESTMENTS

October 31, 2021

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 108.5%
Long-Term Municipal Bonds – 83.0%
Alabama – 1.4%
County of Jefferson AL Sewer Revenue Series 2013-D 6.00%, 10/01/2042	$110	$125,643
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2037	1,610	1,892,295
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	595	683,855

		2,701,793

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 7.125%, 09/01/2038(a)	135	174,378

Arizona – 2.7%
Arizona Industrial Development Authority (Arizona Industrial Development Authority) Series 2019-2 3.625%, 05/20/2033	198	219,691
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	200	236,382
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 4.00%, 02/01/2040(b)	1,000	1,177,641
5.00%, 02/01/2032(b)	1,105	1,459,897
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2050(a)	100	105,530
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.222%, 07/01/2030	1,000	990,237
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.521%, 07/01/2036	1,000	982,968

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	$100	$107,223

		5,279,569

California – 5.4%
Alameda Corridor Transportation Authority Series 2016-B 5.00%, 10/01/2037	175	203,909
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(a)	100	105,363
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	250	263,834
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(a)	300	278,231
4.00%, 08/01/2046(a)	250	260,868
California Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford Obligated Group) Series 2022-A 4.00%, 05/15/2051(b)	2,500	2,827,025
California Housing Finance Series 2019-2 4.00%, 03/20/2033	155	182,036
Series 2021-2 0.823%, 03/25/2035	1,000	67,079
California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2040	250	301,301
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(a)	250	260,311
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018-A 5.50%, 12/01/2058(a)	250	303,321

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Los Angeles Department of Airports Series 2020-C 5.00%, 05/15/2039	$1,000	$1,243,182
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(a)	250	229,694
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(a)	400	420,735
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(a)	200	205,690
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(a)	100	91,690
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 4.00%, 12/01/2056(a)	400	412,733
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(a)	350	361,328
Golden State Tobacco Securitization Corp. Series 2018-A 5.00%, 06/01/2047	1,305	1,336,258
University of California Series 2022-S 5.00%, 05/15/2036(b)	1,000	1,319,774

		10,674,362

Colorado – 3.9%
City & County of Denver Co. (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	615	648,926

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Christian Living Neighborhoods Obligated Group) Series 2021 4.00%, 01/01/2042	$250	$271,098
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015-B 5.00%, 09/01/2030	200	226,903
Copper Ridge Metropolitan District Series 2019 5.00%, 12/01/2039	500	533,511
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(a)	250	247,767
E-470 Public Highway Authority Series 2021-B 0.384% (SOFR + 0.35%), 09/01/2039(c)	1,000	1,002,134
Pueblo Urban Renewal Authority Series 2021-B Zero Coupon, 12/01/2025(a)	260	225,495
Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2028	380	437,043
AGM Series 2020 5.00%, 12/01/2050	100	122,771
Woodmen Heights Metropolitan District No. 1 Series 2012-B 7.30%, 12/15/2041 (Pre-refunded/ETM)	4,000	4,031,904

		7,747,552

Connecticut – 1.0%
City of New Haven CT Series 2018-A 5.50%, 08/01/2038	615	754,169
Connecticut State Health & Educational Facilities Authority (Stamford Hospital Obligated Group (The)) Series 2022 4.00%, 07/01/2037(b)	1,000	1,145,439

		1,899,608

District of Columbia – 0.2%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016-A 5.00%, 06/01/2041	100	111,902

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	$2,500	$234,743

		346,645

Florida – 4.7%
Bexley Community Development District Series 2016 4.875%, 05/01/2047	100	106,576
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 5.00%, 07/01/2056(a)	100	112,467
Citizens Property Insurance, Inc. Series 2015-A 5.00%, 06/01/2022	310	311,197
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2053	1,000	299,684
County of Broward FL Airport System Revenue Series 2019-A 4.00%, 10/01/2044	1,000	1,128,311
County of Lake FL (Waterman Communities, Inc.) Series 2020 3.375%, 08/15/2026	100	100,456
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015-A 5.00%, 06/01/2028	780	897,638
County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2031	265	304,492
County of Miami-Dade Seaport Department AGM Series 2021-A 4.00%, 10/01/2040	2,000	2,337,156
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2036	230	150,330
Florida Development Finance Corp. (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.) Series 2021 4.00%, 07/01/2051(a)	100	103,900
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037-01/01/2048	270	313,595

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041	$1,000	$1,128,124
Pinellas County Industrial Development Authority Series 2019 5.00%, 07/01/2039	505	570,353
Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	655	776,732
Village Community Development District No. 13 Series 2019 3.55%, 05/01/2039	620	657,152

		9,298,163

Georgia – 0.2%
City of Atlanta GA Department of Aviation Series 2012-A 5.00%, 01/01/2031	310	312,434
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038	100	120,923

		433,357

Guam – 1.3%
Antonio B Won Pat International Airport Authority Series 2021-A 4.46%, 10/01/2043	1,000	1,037,415
Territory of Guam Series 2019 5.00%, 11/15/2031	210	240,999
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 5.00%, 01/01/2029	1,000	1,224,661

		2,503,075

Hawaii – 1.7%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2025(b)	3,000	3,380,491

Illinois – 7.1%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	240	249,020

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-A 5.00%, 12/01/2029-12/01/2030	$200	$247,331
Series 2019-B 5.00%, 12/01/2033	100	122,156
Chicago O’Hare International Airport Series 2015-C 5.00%, 01/01/2034	335	376,095
Series 2017-B 5.00%, 01/01/2035	725	864,310
Illinois Finance Authority Series 2015 5.25%, 05/15/2050 (Pre-refunded/ETM)	100	116,277
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2035	100	113,342
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	77	74,218
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015-C 5.00%, 08/15/2035	250	286,670
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2037-10/01/2038	3,000	4,403,389
Metropolitan Pier & Exposition Authority Series 2015-B 5.00%, 12/15/2045	600	674,448
Series 2020 5.00%, 06/15/2050	640	755,353
Series 2022 4.00%, 12/15/2042(b)	1,000	1,124,726
State of Illinois Series 2010 7.35%, 07/01/2035	250	317,574
Series 2013 5.50%, 07/01/2025	270	292,151
Series 2016 5.00%, 02/01/2024	375	411,629
Series 2017-D 5.00%, 11/01/2026-11/01/2027	930	1,112,541
Series 2018-A 5.00%, 10/01/2027	1,000	1,197,351

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019-B 5.00%, 11/01/2031	$1,000	$1,224,856

		13,963,437

Indiana – 0.5%
Indiana Finance Authority Series 2013-A 5.00%, 07/01/2040 (Pre-refunded/ETM)	100	107,464
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022-A 5.00%, 04/01/2029(b)	100	120,430
Indiana Finance Authority (Marquette Manor) Series 2015-A 5.00%, 03/01/2030	190	209,370
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	165	165,293
Indiana Finance Authority (RES Polyflow Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	350	326,720
Indiana Housing & Community Development Authority (Vita of Marion LLC) Series 2021-B 4.00%, 04/01/2024	100	100,937

		1,030,214

Iowa – 0.2%
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018-A 5.00%, 05/15/2048	325	367,479

Kentucky – 1.2%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 4.00%, 02/01/2034	385	437,833
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2037	175	208,180

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2039	$160	$183,100
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	65	65,535
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2037	425	494,933
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	600	679,155
Louisville and Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	225	266,439

		2,335,175

Louisiana – 1.5%
City of New Orleans LA Water System Revenue Series 2014 5.00%, 12/01/2034 (Pre-refunded/ETM)	100	113,934
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2036	675	806,353
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023(d)(e)	250	2
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) Series 2019 5.00%, 07/01/2059	1,335	1,584,841
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2043	215	252,568

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040(a)	$100	$131,008

		2,888,706

Maine – 0.1%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(a)	100	111,215

Maryland – 4.5%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017-A 5.00%, 09/01/2038	150	167,976
Maryland Economic Development Corp. (Air Cargo Obligated Group) Series 2019 4.00%, 07/01/2044	600	679,268
Maryland Economic Development Corp. (Bowie State University) Series 2020 5.00%, 07/01/2055	1,000	1,179,506
Maryland Health & Higher Educational Facilities Authority (Adventist Healthcare Obligated Group) Series 2021 5.00%, 01/01/2036	500	635,009
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050	1,000	1,447,218
State of Maryland Series 2022-D 4.00%, 08/01/2028(b)	1,000	1,167,187
State of Maryland Department of Transportation Series 2022-2 5.00%, 12/01/2023(b)	3,500	3,657,312

		8,933,476

Massachusetts – 1.9%
Commonwealth of Massachusetts CIFGNA Series 2007-A 0.654% (LIBOR 3 Month + 0.57%), 05/01/2037(c)	1,300	1,283,683

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2041	$1,000	$1,294,657
Massachusetts Development Finance Agency (Merrimack College) Series 2014 5.125%, 07/01/2044	620	680,124
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022(f)	325	316,065
Series 2017-A 7.75%, 12/01/2044(f)	140	134,895

		3,709,424

Michigan – 1.4%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044	245	233,660
Series 2018 5.00%, 04/01/2038	75	86,869
Series 2021-B 3.644%, 04/01/2034	200	199,149
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012-A 5.00%, 07/01/2022	115	118,583
AGM Series 2006-D 0.688% (LIBOR 3 Month + 0.60%), 07/01/2032(c)	1,000	1,001,154
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	1,000	1,064,532
Series 2020-B Zero Coupon, 06/01/2065	350	44,470
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	1,450	73,680

		2,822,097

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.4%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL Series 1998 0.105%, 08/01/2028(g)	$200	$200,000
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) Series 2019 5.00%, 08/01/2049	105	112,082
Duluth Economic Development Authority (Benedictine Health System Obligated Group) Series 2021 4.00%, 07/01/2036-07/01/2041	200	213,600
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Minnesota Math & Science Academy) Series 2021 4.00%, 06/01/2051-06/01/2056(a)	200	194,510

		720,192

Mississippi – 0.7%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2035(a)	1,000	1,071,056
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	250	292,094

		1,363,150

Missouri – 0.2%
Kansas City Industrial Development Authority Series 2019 5.00%, 07/01/2040(a)	190	193,590
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2021-A 5.00%, 08/15/2056	165	189,707

		383,297

Nebraska – 0.1%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 09/01/2042	100	103,848

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nevada – 1.1%
Clark County School District Series 2021-A 4.00%, 06/15/2034	$1,000	$1,203,491
State of Nevada Department of Business & Industry Series 2021 0.25%, 01/01/2050 (Pre-refunded/ETM)(a)	1,000	999,983

		2,203,474

New Hampshire – 0.2%
New Hampshire Business Finance Authority Series 2020-1 4.125%, 01/20/2034	210	247,889
New Hampshire Health and Education Facilities Authority Act Series 2012 5.00%, 01/01/2042 (Pre-refunded/ETM)	115	115,908

		363,797

New Jersey – 4.6%
Essex County Improvement Authority (Friends of TEAM Academy Charter School Obligated Group) Series 2021 4.00%, 06/15/2051	1,100	1,224,170
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014-P 5.00%, 06/15/2029	200	221,822
Series 2019 5.25%, 04/01/2026	1,000	1,190,799
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	210	218,103
New Jersey Educational Facilities Authority (Stevens Institute of Technology) Series 2020-A 5.00%, 07/01/2045	100	121,477
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2036	280	336,320
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	550	645,372

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2035	$340	$414,316
Series 2022-A 5.00%, 06/15/2033(b)	1,000	1,277,387
New Jersey Turnpike Authority Series 2017-B 5.00%, 01/01/2032	540	663,831
Series 2020-D 5.00%, 01/01/2028	1,350	1,592,435
Tobacco Settlement Financing Corp./NJ Series 2018-B 5.00%, 06/01/2046	1,045	1,202,252

		9,108,284

New York – 6.6%
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2056(a)	300	330,566
Metropolitan Transportation Authority Series 2020-A 5.00%, 11/15/2045	1,000	1,262,654
Series 2020-C 5.00%, 11/15/2050	1,000	1,188,334
Series 2020-E 4.00%, 11/15/2026	1,155	1,321,288
Series 2021-D 0.363% (SOFR + 0.33%), 11/01/2035(c)	950	947,432
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2040	550	615,406
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2032	865	1,073,149
New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	350	58,012

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2034(a)	$200	$237,641
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-A 5.00%, 02/15/2028	425	468,491
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012-A 5.00%, 04/01/2026	365	372,220
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2045	2,000	2,309,394
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	275	305,934
Series 2020 4.00%, 10/01/2030	300	347,708
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	150	166,274
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.917%, 05/15/2040	500	502,055
4.00%, 05/15/2046	1,000	1,159,312
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	120	119,343
Westchester Cnty Hlth Care Corp. NY 2.875%, 06/30/2026	250	250,027
Western Regional Off-Track Betting Corp. Series 2021 4.125%, 12/01/2041(a)	100	97,658

		13,132,898

North Carolina – 0.9%
Fayetteville State University Series 2023 5.00%, 04/01/2038(a)(b)	1,045	1,260,481

30 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina Turnpike Authority Series 2017 5.00%, 01/01/2032	$500	$583,736

		1,844,217

North Dakota – 0.1%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(a)	100	100,316

Ohio – 3.2%
Buckeye Tobacco Settlement Financing Authority Series 2020-B 5.00%, 06/01/2055	2,035	2,283,553
City of Akron OH (City of Akron OH Income Tax) Series 2012-A 5.00%, 12/01/2031	445	457,321
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	175	207,694
Cleveland-Cuyahoga County Port Authority (Cleveland-Cuyahoga County Port Authority Flats East Bank TIF District) Series 2021 4.00%, 12/01/2055(a)	500	519,238
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/2028	365	400,035
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	205	238,649
County of Marion OH (United Church Homes, Inc. Obligated Group) Series 2019 5.125%, 12/01/2049	100	108,156
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(a)	100	49,762
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2021 3.50%, 12/01/2051(a)	1,000	1,009,306

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	$100	$101,523
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2019 3.25%, 09/01/2029	580	618,358
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 01/15/2038(a)	185	210,088
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	140	142,132

		6,345,815

Oklahoma – 1.0%
Norman Regional Hospital Authority (Norman Regional Hospital Authority Obligated Group) Series 2019 3.25%, 09/01/2039	505	544,063
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) Series 2019 5.00%, 08/01/2049	1,180	1,372,065

		1,916,128

Other – 0.2%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2036(a)	375	395,547

Pennsylvania – 5.4%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2037	2,000	2,322,479
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 01/01/2035	130	132,110
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 5.00%, 07/01/2054	250	301,166

32 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040	$100	$112,704
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	100	106,394
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019 3.25%, 08/01/2039(a)	510	521,446
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2038	100	116,536
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2042(b)	2,000	2,291,669
5.00%, 08/15/2033(b)	1,050	1,353,002
Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2036	200	238,352
Series 2021-B 5.00%, 12/01/2035	1,000	1,297,671
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2054	100	117,538
School District of Philadelphia (The) Series 2019-A 5.00%, 09/01/2044(i)	1,350	1,663,874

		10,574,941

Puerto Rico – 3.2%
Children’s Trust Fund Series 2008-A Zero Coupon, 05/15/2057	2,000	141,200
Series 2008-B Zero Coupon, 05/15/2057	5,000	275,453

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Commonwealth of Puerto Rico Series 2006-A 5.25%, 07/01/2023(e)(h)	$30	$29,663
Series 2011-A 5.75%, 07/01/2041(e)(h)	40	38,850
Series 2012-A 5.75%, 07/01/2028(e)(h)	100	93,625
Series 2014-A 8.00%, 07/01/2035(e)(h)	135	118,800
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	128	120,252
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	90	97,995
Series 2012-A 5.00%, 07/01/2022-07/01/2033	215	221,582
5.125%, 07/01/2037	25	25,786
5.25%, 07/01/2029-07/01/2042	200	206,454
5.50%, 07/01/2028	75	77,544
5.75%, 07/01/2037	50	51,779
6.00%, 07/01/2047	50	51,852
Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032-07/01/2037(e)(h)	330	322,574
Series 2008-W 5.00%, 07/01/2028	245	239,487
5.375%, 07/01/2024	125	122,812
Series 2010-A 5.25%, 07/01/2029-07/01/2030(e)(h)	115	112,844
Series 2010-C 5.00%, 07/01/2024(e)(h)	25	24,438
5.25%, 07/01/2028(e)(h)	175	171,719
Series 2010-D 5.00%, 07/01/2021(e)(h)	15	14,700
Series 2010-X 5.25%, 07/01/2040(e)(h)	340	333,625
5.75%, 07/01/2036(e)(h)	125	123,437
Series 2010-Z 5.25%, 07/01/2024	40	39,250
Series 2012-A 5.00%, 07/01/2029-07/01/2042(e)(h)	60	58,650
AGM Series 2007-V 5.25%, 07/01/2031	375	413,891

34 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	$125	$136,025
AGC Series 2007-N 5.25%, 07/01/2036	110	118,501
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	390	402,675
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024-07/01/2046	2,153	723,103
Series 2019-A 4.329%, 07/01/2040	440	482,888
5.00%, 07/01/2058	867	978,798

		6,370,252

South Carolina – 1.5%
Richland County School District No. 2/SC Series 2015-A 5.00%, 02/01/2022	2,000	2,023,927
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.50%, 06/01/2051(a)	100	102,572
South Carolina Public Service Authority Series 2014-A 5.00%, 12/01/2049	220	243,369
Series 2014-C 5.00%, 12/01/2046	325	365,564
Series 2016-A 5.00%, 12/01/2036	265	310,342

		3,045,774

Tennessee – 0.5%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(a)	370	359,067
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2037-08/01/2038	130	149,150

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trevecca Nazarene University) Series 2021 4.00%, 10/01/2051	$250	$270,174
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(a)	135	67,178
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2035	215	253,716

		1,099,285

Texas – 4.5%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-A 4.00%, 10/01/2050	250	270,598
Series 2021-B 5.00%, 10/01/2050(a)	100	104,764
Austin Convention Enterprises, Inc. Series 2017-A 5.00%, 01/01/2034	500	556,090
Baytown Municipal Development District (Baytown Municipal Development District Hotel Occupancy Tax) Series 2021 5.00%, 10/01/2050(a)	100	106,753
Central Texas Regional Mobility Authority Series 2013 5.00%, 01/01/2042 (Pre-refunded/ETM)	100	105,392
Series 2021-C 5.00%, 01/01/2027	1,000	1,163,457
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2031	160	176,858
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2046	1,000	1,250,775

36 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2046	$1,000	$1,123,145
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014-A 5.00%, 12/01/2025	580	661,332
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(a)	100	102,755
Love Field Airport Modernization Corp. (Dallas Love Field) Series 2015 5.00%, 11/01/2032	500	577,059
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	450	473,228
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2055	100	109,566
North Texas Tollway Authority (North Texas Tollway System) Series 2015-B 5.00%, 01/01/2034	250	283,430
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 4.00%, 01/01/2050(a)	100	102,902
Series 2021 2.625%, 01/01/2031(a)	300	297,937
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2025	675	540,000
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	456	485,840

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014-A1 5.00%, 10/01/2044	$100	$108,627
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2019 5.00%, 06/30/2058	235	279,146

		8,879,654

Utah – 0.8%
City of Salt Lake City UT Airport Revenue Series 2018-A 5.00%, 07/01/2048(i)	1,000	1,189,881
Military Installation Development Authority Series 2021-A 4.00%, 06/01/2052	500	481,188

		1,671,069

Virginia – 0.1%
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	165	165,918

Washington – 2.7%
City of Seattle WA Municipal Light & Power Revenue Series 2021-A 4.00%, 07/01/2034	1,000	1,223,135
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	280	321,426
Port of Seattle WA Series 2015-C 5.00%, 04/01/2033	510	568,871
Series 2021 4.00%, 08/01/2040	1,000	1,165,054
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) Series 2020 4.00%, 09/01/2050	1,000	1,126,503

38 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	$235	$268,051
Washington State Housing Finance Commission Series 2012-A 6.75%, 10/01/2047 (Pre-refunded/ETM)(a)	100	105,709
Series 2021-1, Class A 3.50%, 12/20/2035	283	324,935
Series 2021-1, Class X 0.725%, 12/20/2035(j)	994	60,343
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014-A 7.375%, 01/01/2044(a)	100	109,979

		5,274,006

West Virginia – 0.4%
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035	881	903,783

Wisconsin – 3.6%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(a)	200	192,665
UMA Education, Inc. Series 2019 5.00%, 10/01/2025-10/01/2029(a)	330	388,384
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2054	100	110,075
Wisconsin Health & Educational Facilities Authority (St. John’s Communities, Inc. Obligated Group) Series 2022 4.00%, 09/15/2036-09/15/2045(b)	2,190	2,277,383
Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 3.75%, 06/01/2030(a)	350	360,622

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Catholic Bishop of Chicago(The)) Series 2021 5.75%, 07/25/2041(a)	$1,000	$1,058,857
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-C 4.30%, 11/01/2030	100	110,845
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017-A 5.25%, 05/15/2042(a)	130	141,348
Wisconsin Public Finance Authority (McLemore Resort Manager LLC) Series 2021 4.50%, 06/01/2056(a)	150	148,905
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-A 4.00%, 06/01/2056(b)	500	479,202
Series 2022 4.00%, 06/01/2049(b)	100	93,984
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 4.00%, 02/01/2034(b)	1,300	1,481,268
Wisconsin Public Finance Authority (Washoe Barton Medical Clinic) Series 2021 4.00%, 12/01/2051	300	338,965

		7,182,503

Total Long-Term Municipal Bonds (cost $159,940,101)		163,748,364

SHORT-TERM MUNICIPAL NOTES – 25.5%
California – 1.0%
County of San Bernardino CA (WLP Green Valley Apartments LLC) Series 1999 0.06%, 05/15/2029(k)	2,000	2,000,000

District of Columbia – 1.2%
District of Columbia (Carnegie Endowment for International Peace) Series 2010 0.05%, 11/01/2045(k)	1,075	1,075,000

40 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia (Georgetown University (The)) Series 2016 0.05%, 04/01/2041(k)	$270	$270,000
District of Columbia (MedStar Health Obligated Group) Series 2012-A 0.06%, 08/15/2038(k)	1,075	1,075,000

		2,420,000

Florida – 5.5%
City of Gainesville FL (Gainesville Jewish Student Foundation, Inc.) Series 2021 0.05%, 05/01/2033(k)	1,250	1,250,000
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The)) Series 2002 0.07%, 07/01/2032(k)	1,250	1,250,000
Loudon Industrial Development Board (Tate & Lyle Ingredients Americas LLC) Series 1991 0.06%, 06/01/2023(k)	500	500,000
Loudoun County Economic Development Authority (Jack Kent Cooke Foundation) Series 2004 0.06%, 06/01/2034(k)	1,750	1,750,000
Sarasota County Public Hospital District (Sarasota County Public Hospital District Obligated Group) Series 2008 0.06%, 07/01/2037(k)	1,000	1,000,000
School Board of Miami-Dade County (The) Series 2021 2.50%, 02/23/2022	5,000	5,036,402

		10,786,402

Hawaii – 0.6%
Hawaii Housing Finance & Development Corp. (Ho’olehua Housing LP) Series 2008 0.05%, 12/01/2041(k)	1,255	1,255,000

Kentucky – 1.1%
Louisville and Jefferson County Metropolitan Sewer District Series 2021 3.00%, 10/14/2022	2,000	2,053,121

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana – 1.4%
Louisiana Public Facilities Authority (ANF Partners #1 LP) Series 2006 0.05%, 04/01/2036(k)	$1,150	$1,150,000
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) Series 2009 0.05%, 07/01/2047(k)	1,655	1,655,000

		2,805,000

Maryland – 0.5%
Maryland Health & Higher Educational Facilities Authority (University of Maryland Medical System Obligated Group) Series 2007 0.05%, 07/01/2034(k)	1,000	1,000,000

Nevada – 1.5%
County of Clark Department of Aviation Series 2008-D 0.06%, 07/01/2029(k)	3,000	3,000,000

New Jersey – 0.8%
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-B 0.05%, 07/01/2036(k)	500	500,000
Series 2008-C 0.05%, 07/01/2036(k)	1,000	1,000,000

		1,500,000

New York – 4.0%
City of New York NY Series 2016 0.06%, 08/01/2044(k)	1,500	1,500,000
New York City Health and Hospitals Corp. Series 2008-E 0.06%, 02/15/2026(k)	2,035	2,035,000
New York City Housing Development Corp. (2 Gold LLC) Series 2008-A 0.05%, 04/15/2036(k)	900	900,000
New York City Municipal Water Finance Authority Series 2015-F 0.03%, 06/15/2035(k)	1,000	1,000,000

42 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Housing Finance Agency (42nd and 10th Associates LLC) Series 2012 0.07%, 11/01/2041(k)	$2,450	$2,450,000

		7,885,000

Ohio – 0.9%
Columbus Regional Airport Authority Series 2005 0.05%, 07/01/2035(k)	1,665	1,665,000

Rhode Island – 0.6%
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012-B 0.05%, 11/15/2038(k)	1,215	1,215,000

South Carolina – 2.1%
Lexington County School District No. 3/SC Series 2021 4.00%, 08/24/2022	4,000	4,127,279

Texas – 2.7%
City of Houston TX Series 2021 2.00%, 06/30/2022	4,000	4,049,135
City of Houston TX Combined Utility System Revenue Series 2016 0.05%, 05/15/2034(k)	1,000	1,000,000
Newark Higher Education Finance Corp. (TLC Academy) Series 2021-B 3.25%, 08/15/2022	335	334,807

		5,383,942

Vermont – 1.6%
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2008 0.06%, 12/01/2030(k)	2,500	2,500,000
Washington State Housing Finance Commission (Bitter Lake Village Associates 2 LP) Series 2009 0.05%, 12/15/2044(k)	690	690,000

		3,190,000

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Total Short-Term Municipal Notes (cost $50,288,133)		$50,285,744

Total Municipal Obligations (cost $210,228,234)		214,034,108

CORPORATES - INVESTMENT GRADE – 1.9%
Financial Institutions – 1.0%
Banking – 0.4%
Bank of America Corp. Series JJ 5.125%, 06/20/2024(l)	$100	105,487
Bank of New York Mellon Corp. (The) Series H 3.70%, 03/20/2026(l)	100	104,326
Comerica, Inc. 5.625%, 07/01/2025(l)	100	110,986
Fifth Third Bancorp Series L 4.50%, 09/30/2025(l)	100	107,977
Huntington Bancshares, Inc./OH Series F 5.625%, 07/15/2030(l)	100	116,481
JPMorgan Chase & Co. Series Q 5.15%, 05/01/2023(l)	50	51,271
Truist Financial Corp. Series Q 5.10%, 03/01/2030(l)	100	112,663
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(l)	100	101,919

		811,110

Finance – 0.3%
Air Lease Corp. 3.625%, 04/01/2027	600	637,836

Insurance – 0.3%
Centene Corp. 4.25%, 12/15/2027	232	243,027
Prudential Financial, Inc. 5.625%, 06/15/2043	215	226,221

		469,248

		1,918,194

Industrial – 0.9%
Basic – 0.1%
Yamana Gold, Inc. 2.63%, 08/15/2031(a)	290	282,857

44 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.5%
YMCA of Greater New York 2.303%, 08/01/2026	$1,000	$1,010,250

Consumer Cyclical - Other – 0.3%
Las Vegas Sands Corp. 3.20%, 08/08/2024	600	613,404

		1,906,511

Total Corporates - Investment Grade (cost $3,825,682)		3,824,705

CORPORATES - NON-INVESTMENT GRADE – 1.2%
Industrial – 1.2%
Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	309	299,909

Communications - Telecommunications – 0.1%
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(e)(h)	275	138,820

Consumer Cyclical - Entertainment – 0.5%
Carnival Corp. 4.00%, 08/01/2028(a)	400	399,744
Wild Rivers Water Park 8.50%, 11/01/2051	500	499,144

		898,888

Consumer Non-Cyclical – 0.3%
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)	350	348,317
Newell Brands, Inc. 4.70%, 04/01/2026	173	189,506
4.875%, 06/01/2025	18	19,708

		557,531

Transportation - Airlines – 0.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)	155	162,542
5.75%, 04/20/2029(a)	165	177,596
United Airlines, Inc. 4.375%, 04/15/2026(a)	150	155,313

		495,451

Total Corporates - Non-Investment Grade (cost $2,469,649)		2,390,599

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.0%
Risk Share Floating Rate – 1.0%
Bellemeade Re Ltd. Series 2019-3A, Class M1B 1.689% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)	$252	$252,133
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2019-DNA3, Class M2 2.139% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)	36	36,087
Series 2016-DNA4, Class M3 3.889% (LIBOR 1 Month + 3.80%), 03/25/2029(c)	225	232,471
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.489% (LIBOR 1 Month + 4.40%), 01/25/2024(c)	107	110,412
Series 2014-C03, Class 2M2 2.989% (LIBOR 1 Month + 2.90%), 07/25/2024(c)	56	57,122
Series 2015-C02, Class 1M2 4.089% (LIBOR 1 Month + 4.00%), 05/25/2025(c)	54	54,899
Series 2016-C01, Class 1M2 6.839% (LIBOR 1 Month + 6.75%), 08/25/2028(c)	163	172,109
Series 2016-C02, Class 1M2 6.089% (LIBOR 1 Month + 6.00%), 09/25/2028(c)	222	232,462
Series 2016-C04, Class 1M2 4.339% (LIBOR 1 Month + 4.25%), 01/25/2029(c)	114	117,902
Series 2017-C01, Class 1M2 3.639% (LIBOR 1 Month + 3.55%), 07/25/2029(c)	169	174,110
Series 2017-C02, Class 2M2 3.739% (LIBOR 1 Month + 3.65%), 09/25/2029(c)	182	188,273
Series 2017-C04, Class 2M2 2.939% (LIBOR 1 Month + 2.85%), 11/25/2029(c)	235	240,843

Total Collateralized Mortgage Obligations (cost $1,815,261)		1,868,823

ASSET-BACKED SECURITIES – 0.4%
Autos - Fixed Rate – 0.1%
CPS Auto Receivables Trust Series 2021-B, Class C 1.23%, 03/15/2027(a)	250	248,780

Other ABS - Fixed Rate – 0.3%
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)	309	308,932

46 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)	$199	$203,451

		512,383

Total Asset-Backed Securities (cost $757,866)		761,163

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.3%
Non-Agency Floating Rate CMBS – 0.3%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.091% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)	250	249,536
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.11% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)	275	274,485

Total Commercial Mortgage-Backed Securities (cost $522,824)		524,021

COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 1.264% (LIBOR 3 Month + 1.14%), 01/15/2031(a)(c) (cost $250,000)	250	250,168

Total Investments – 113.4% (cost $219,869,516)		223,653,587
Other assets less liabilities – (13.4)%		(26,341,422)

Net Assets – 100.0%		$197,312,165

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 36, 5 Year Index, 06/20/2026*	(1.00)%	Quarterly	0.47%	USD	4,500	$(113,307)	$(89,911)	$(23,396)
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	(5.00)	Quarterly	3.05	USD	2,500	(236,043)	(237,813)	1,770

						$(349,350)	$(327,724)	$(21,626)

*	Termination date

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
USD	2,760	01/15/2027	CPI#	3.466%	Maturity	$3,988	$(3,913)		$7,901
USD	2,650	01/15/2027	CPI#	3.320%	Maturity	(22,159)	– 0	–	(22,159)
USD	1,110	01/15/2028	1.230%	CPI#	Maturity	174,673	– 0	–	174,673
USD	650	01/15/2028	0.735%	CPI#	Maturity	127,985	– 0	–	127,985
USD	1,680	01/15/2030	1.714%	CPI#	Maturity	228,488	– 0	–	228,488
USD	1,680	01/15/2030	1.731%	CPI#	Maturity	225,483	– 0	–	225,483
USD	1,600	01/15/2030	1.585%	CPI#	Maturity	239,184	– 0	–	239,184
USD	525	01/15/2030	1.572%	CPI#	Maturity	79,191	– 0	–	79,191
USD	525	01/15/2030	1.587%	CPI#	Maturity	78,373	– 0	–	78,373
USD	1,650	01/15/2031	2.782%	CPI#	Maturity	52,242	– 0	–	52,242
USD	1,380	01/15/2031	2.680%	CPI#	Maturity	59,609	– 0	–	59,609
USD	1,100	01/15/2031	2.601%	CPI#	Maturity	57,263	– 0	–	57,263
USD	1,350	04/15/2032	CPI#	2.909%	Maturity	(8,411)	– 0	–	(8,411)
USD	1,000	04/15/2032	CPI#	2.748%	Maturity	(26,566)	– 0	–	(26,566)
USD	680	04/15/2032	CPI#	2.722%	Maturity	(20,320)	– 0	–	(20,320)
USD	340	02/15/2041	CPI#	2.553%	Maturity	(11,365)	– 0	–	(11,365)
USD	900	02/15/2051	CPI#	2.295%	Maturity	(102,406)	– 0	–	(102,406)

						$1,135,252	$(3,913)		$1,139,165

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	7,000	01/15/2031	1.252%	3 Month LIBOR	Semi-Annual/ Quarterly	$167,625	$	– 0	–	$167,625
USD	5,000	01/15/2031	1.276%	3 Month LIBOR	Semi-Annual/ Quarterly	95,671		– 0	–	95,671
USD	3,500	01/15/2031	1.401%	3 Month LIBOR	Semi-Annual/ Quarterly	31,950		– 0	–	31,950
USD	3,000	01/15/2031	1.584%	3 Month LIBOR	Semi-Annual/ Quarterly	(17,316)		– 0	–	(17,316)
USD	2,300	01/15/2031	1.269%	3 Month LIBOR	Semi-Annual/ Quarterly	49,396		– 0	–	49,396
USD	1,800	01/15/2031	1.314%	3 Month LIBOR	Semi-Annual/ Quarterly	30,599		– 0	–	30,599
USD	2,300	02/15/2036	3 Month LIBOR	1.600	Quarterly/Semi-Annual	(27,258)		– 0	–	(27,258)
USD	1,600	02/15/2036	3 Month LIBOR	1.533%	Quarterly/Semi-Annual	(32,794)		– 0	–	(32,794)
USD	1,600	02/15/2036	3 Month LIBOR	1.692%	Quarterly/Semi-Annual	249		– 0	–	249
USD	1,500	02/15/2036	3 Month LIBOR	1.530%	Quarterly/Semi-Annual	(31,370)		– 0	–	(31,370)

48 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	1,400	02/15/2036	3 Month LIBOR	1.535%	Quarterly/Semi-Annual	$(28,070)	$	– 0	–	$(28,070)
USD	1,200	04/01/2039	0.780%	3 Month LIBOR	Semi-Annual/ Quarterly	179,565		(45)		179,610
USD	1,100	04/01/2039	0.932%	3 Month LIBOR	Semi-Annual/ Quarterly	138,596		– 0	–	138,596
USD	1,000	04/01/2039	0.774%	3 Month LIBOR	Semi-Annual/ Quarterly	150,652		– 0	–	150,652
USD	4,000	04/01/2044	3 Month LIBOR	2.013%	Quarterly/Semi-Annual	192,146		– 0	–	192,146
USD	3,150	04/01/2054	1.583%	3 Month LIBOR	Semi-Annual/ Quarterly	127,183		– 0	–	127,183

						$1,026,824		$(45)		$1,026,869

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	515	$(142,869)	$(58,836)	$(84,033)
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,000	(277,417)	(125,505)	(151,912)
Credit Suisse International
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,000	(277,417)	(127,691)	(149,726)
JPMorgan Securities, LLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	2,750	(275,580)	43,687	(319,267)

						$(973,283)	$(268,345)	$(704,938)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	2,220	10/09/2029	1.120%	SIFMA*	Quarterly	$(378)	$	– 0	–	$(378)
Citibank, NA	USD	2,220	10/09/2029	1.125%	SIFMA*	Quarterly	(1,317)		– 0	–	(1,317)

							$(1,695)	$	– 0	–	$(1,695)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $20,717,178 or 10.5% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2021.

(d)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023	07/31/2014	$173,772	$2	0.00%

(e)	Defaulted.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.23% of net assets as of October 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022	12/07/2017	$309,863	$316,065	0.16%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017-A 7.75%, 12/01/2044	12/07/2017	140,000	134,895	0.07%

(g)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of October 31, 2021 and the aggregate market value of this security amounted to $200,000 or 0.10% of net assets.

(h)	Non-income producing security.

(i)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(j)	IO – Interest Only.

(k)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

As of October 31, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.9% and 0.0%, respectively.

50 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CIFGNA – CIFG Assurance North America, Inc.

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 51

STATEMENT OF ASSETS & LIABILITIES

October 31, 2021

Assets
Investments in securities, at value (cost $219,869,516)	$223,653,587
Cash	646,607
Cash collateral due from broker	2,080,286
Interest receivable	1,766,768
Receivable for capital stock sold	1,065,487
Receivable for investment securities sold	359,784
Affiliated dividends receivable	9

Total assets	229,572,528

Liabilities
Payable for investment securities purchased	28,343,893
Payable for floating rate notes issued(a)	1,600,000
Payable for capital stock redeemed	1,078,667
Market value on credit default swaps (net premiums received $268,345)	973,283
Advisory fee payable	49,376
Payable for variation margin on centrally cleared swaps	14,108
Distribution fee payable	12,891
Directors’ fees payable	1,699
Unrealized depreciation on interest rate swaps	1,695
Transfer Agent fee payable	1,212
Foreign capital gains tax payable	419
Dividends payable	246
Other liabilities	9,018
Accrued expenses	173,856

Total liabilities	32,260,363

Net Assets	$197,312,165

Composition of Net Assets
Capital stock, at par	$17,071
Additional paid-in capital	192,323,041
Distributable earnings	4,972,053

Net Assets	$197,312,165

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$29,380,571	2,541,904	$11.56	*

C	$7,943,454	687,347	$11.56

Advisor	$159,988,140	13,842,239	$11.56

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

*	The maximum offering price per share for Class A shares was $11.92 which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income
Interest	$3,201,639
Dividends—Affiliated issuers	660	$3,202,299

Expenses
Advisory fee (see Note B)	559,536
Distribution fee—Class A	53,282
Distribution fee—Class C	37,986
Transfer agency—Class A	8,802
Transfer agency—Class C	1,585
Transfer agency—Advisor Class	40,482
Registration fees	94,915
Administrative	88,166
Custody and accounting	79,737
Audit and tax	62,855
Legal	24,243
Directors’ fees	19,879
Printing	13,965
Miscellaneous	9,114

Total expenses before interest expense	1,094,547
Interest expense	18,136

Total expenses	1,112,683
Less: expenses waived and reimbursed by the Adviser (see Note B)	(384,775)

Net expenses		727,908

Net investment income		2,474,391

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions		333,634
Swaps		77,544
Net change in unrealized appreciation/depreciation of:
Investments(a)		2,827,695
Swaps		1,203,360

Net gain on investment transactions		4,442,233

Net Increase in Net Assets from Operations		$6,916,624

(a)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $419.

See notes to financial statements.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 53

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,474,391	$2,368,847
Net realized gain (loss) on investment transactions	411,178	(479,678)
Net change in unrealized appreciation/depreciation of investments	4,031,055	(3,162,385)

Net increase (decrease) in net assets from operations	6,916,624	(1,273,216)
Distributions to Shareholders
Class A	(406,926)	(516,141)
Class C	(35,666)	(38,826)
Advisor Class	(2,042,255)	(2,154,981)
Capital Stock Transactions
Net increase (decrease)	117,513,762	(1,296,763)

Total increase (decrease)	121,945,539	(5,279,927)
Net Assets
Beginning of period	75,366,626	80,646,553

End of period	$197,312,165	$75,366,626

See notes to financial statements.

54 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2021

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”) (formerly known as AB Tax-Aware Fixed Income Portfolio), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 55

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

56 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$163,748,364		$	– 0	–	$163,748,364
Short-Term Municipal Notes		– 0	–	50,285,744			– 0	–	50,285,744
Corporates—Investment Grade		– 0	–	3,824,705			– 0	–	3,824,705
Corporates—Non-Investment Grade		– 0	–	2,390,599			– 0	–	2,390,599
Collateralized Mortgage Obligations		– 0	–	1,868,823			– 0	–	1,868,823
Asset-Backed Securities		– 0	–	761,163			– 0	–	761,163
Commercial Mortgage-Backed Securities		– 0	–	524,021			– 0	–	524,021
Collateralized Loan Obligations		– 0	–	250,168			– 0	–	250,168
Liabilities:
Floating Rate Notes(a)		(1,600,000)		– 0	–		– 0	–	(1,600,000)

Total Investments in Securities		(1,600,000)		223,653,587			– 0	–	222,053,587

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Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps	$	– 0	–	$1,326,479	$	– 0	–	$1,326,479	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	1,163,632		– 0	–	1,163,632	(c)
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(349,350)		– 0	–	(349,350	)(c)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(191,227)		– 0	–	(191,227	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(136,808)		– 0	–	(136,808	)(c)
Credit Default Swaps		– 0	–	(973,283)		– 0	–	(973,283)
Interest Rate Swaps		– 0	–	(1,695)		– 0	–	(1,695)

Total		$(1,600,000)		$224,491,335	$	– 0	–	$222,891,335

(a)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. For the year ended October 31, 2021, such reimbursements/waivers amounted to $293,407. The Expense Caps may not be terminated before January 31, 2022.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2021, the Adviser voluntarily agreed to waive such fees in the amount of $88,166.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,555 for the year ended October 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $309 from the sale of Class A shares and received $0 and $1,221 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2021, such waiver amounted to $3,202.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2021 is as follows:

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)			Dividend Income (000)
Government Money Market Portfolio	$456	$101,732	$102,188	$	– 0	–	$1

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $52,563 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$130,621,988		$34,857,664
U.S. government securities	– 0	–	1,719

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$218,276,411

Gross unrealized appreciation	$9,008,865
Gross unrealized depreciation	(2,854,552)

Net unrealized appreciation	$6,154,313

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement

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NOTES TO FINANCIAL STATEMENTS (continued)

of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2021, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2021, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of)

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the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial

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NOTES TO FINANCIAL STATEMENTS (continued)

instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$1,770	*	Receivable/Payable for variation margin on centrally cleared swaps	$23,396	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,494,069	*	Receivable/Payable for variation margin on centrally cleared swaps	328,035	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,695

Credit contracts				Market value on credit default swaps	973,283

Total		$2,495,839			$1,326,409

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$386,777	$757,540

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(309,233)	445,820

Total		$77,544	$1,203,360

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2021:

Interest Rate Swaps:
Average notional amount	$4,440,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$25,288,846
Centrally Cleared Inflation Swaps:
Average notional amount	$11,046,154
Credit Default Swaps:
Average notional amount of sale contracts	$5,637,308
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,550,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$421,981	$	– 0	–	$(421,981)	$	– 0	–	$	– 0	–
Credit Suisse International	277,417		– 0	–	(256,000)		– 0	–		21,417
JPMorgan Securities, LLC	275,580		– 0	–	(275,580)		– 0	–		– 0	–

Total	$974,978	$	– 0	–	$(953,561)	$	– 0	–		$21,417	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class A
Shares sold	1,412,846	1,063,656	$16,395,252	$11,231,752

Shares issued in reinvestment of dividends	17,413	20,938	200,359	223,947

Shares converted from Class C	33,047	16,357	379,856	166,789

Shares redeemed	(442,249)	(656,125)	(5,086,693)	(6,848,767)

Net increase	1,021,057	444,826	$11,888,774	$4,773,721

Class C
Shares sold	597,815	63,704	$6,955,200	$708,055

Shares issued in reinvestment of dividends	2,391	2,452	27,536	26,233

Shares converted to Class A	(33,047)	(16,357)	(379,856)	(166,789)

Shares redeemed	(45,530)	(27,959)	(523,128)	(286,256)

Net increase	521,629	21,840	$6,079,752	$281,243

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Advisor Class
Shares sold	11,306,229	6,370,236	$131,083,859	$68,728,672

Shares issued in reinvestment of dividends	84,583	83,044	975,843	891,901

Shares redeemed	(2,823,940)	(7,230,083)	(32,514,466)	(75,972,300)

Net increase (decrease)	8,566,872	(776,803)	$99,545,236	$(6,351,727)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely

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NOTES TO FINANCIAL STATEMENTS (continued)

affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

The Fund invests, from time to time, in the municipal securities of Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the 2007-2009 recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment, including as a result of the COVID-19 pandemic. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects

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NOTES TO FINANCIAL STATEMENTS (continued)

on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments

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NOTES TO FINANCIAL STATEMENTS (continued)

in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$467,928	$526,813

Total taxable distributions	$467,928	526,813
Tax-exempt distributions	2,016,919	2,183,135

Total distributions paid	$2,484,847	$2,709,948

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$2,059
Accumulated capital and other losses	(1,183,654	)(a)
Unrealized appreciation/(depreciation)	6,153,894	(b)

Total accumulated earnings/(deficit)	$4,972,299	(c)

(a)

As of October 31, 2021, the Fund had a net capital loss carryforward of $1,183,654. During the fiscal year, the Fund utilized $595,904 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund had a net short-term capital loss carryforward of $1,183,654, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and

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NOTES TO FINANCIAL STATEMENTS (continued)

liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2021, the amount of the Fund’s Floating Rate Notes outstanding was $1,600,000 and the related interest rate was 0.08% to 0.15%. For the year ended October 31, 2021, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $1,600,000 and 1.05%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.82	$ 11.09	$ 10.46	$ 10.77	$ 10.87

Income From Investment Operations

Net investment income(a)(b)	.22	.29	.30	.24	.21

Net realized and unrealized gain (loss) on investment transactions	.75	(.23)	.65	(.30)	(.10	)(c)

Net increase (decrease) in net asset value from operations	.97	.06	.95	(.06)	.11

Less: Dividends

Dividends from net investment income	(.23)	(.33)	(.32)	(.25)	(.21)

Net asset value, end of period	$ 11.56	$ 10.82	$ 11.09	$ 10.46	$ 10.77

Total Return

Total investment return based on net asset value(d)	9.02%	.63%	9.15%	(.55)%	1.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$29,381	$16,463	$11,932	$5,666	$8,065

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.76%	.77%	.76%	.75%	.75%

Expenses, before waivers/reimbursements(e)(f)	1.08%	1.26%	1.30%	1.27%	1.40%

Net investment income(b)	1.88%	2.68%	2.78%	2.26%	2.01%

Portfolio turnover rate	30%	63%	52%	68%	34%

See footnote summary on page 80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.83	$ 11.09	$ 10.46	$ 10.77	$ 10.87

Income From Investment Operations

Net investment income(a)(b)	.11	.20	.22	.16	.13

Net realized and unrealized gain (loss) on investment transactions	.77	(.21)	.65	(.30)	(.10	)(c)

Net increase (decrease) in net asset value from operations	.88	(.01)	.87	(.14)	.03

Less: Dividends

Dividends from net investment income	(.15)	(.25)	(.24)	(.17)	(.13)

Net asset value, end of period	$ 11.56	$ 10.83	$ 11.09	$ 10.46	$ 10.77

Total Return

Total investment return based on net asset value(d)	8.22%	(.03 )%+	8.33%	(1.29)%	.33%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,943	$1,794	$1,596	$769	$1,056

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	1.51%	1.52%	1.51%	1.50%	1.50%

Expenses, before waivers/reimbursements(e)(f)	1.81%	2.00%	2.06%	2.02%	2.18%

Net investment income(b)	.96%	1.91%	2.05%	1.52%	1.25%

Portfolio turnover rate	30%	63%	52%	68%	34%

See footnote summary on page 80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 10.83	$ 11.09	$ 10.46	$ 10.77	$ 10.87

Income From Investment Operations

Net investment income(a)(b)	.24	.31	.33	.27	.24

Net realized and unrealized gain (loss) on investment transactions	.75	(.21)	.64	(.30)	(.10	)(c)

Net increase (decrease) in net asset value from operations	.99	.10	.97	(.03)	.14

Less: Dividends

Dividends from net investment income	(.26)	(.36)	(.34)	(.28)	(.24)

Net asset value, end of period	$ 11.56	$ 10.83	$ 11.09	$ 10.46	$ 10.77

Total Return

Total investment return based on net asset value(d)	9.20%	.97%	9.42%	(.30)%	1.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$159,988	$57,110	$67,119	$57,432	$59,782

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.51%	.52%	.51%	.50%	.50%

Expenses, before waivers/reimbursements(e)(f)	.82%	.99%	1.05%	1.02%	1.15%

Net investment income(b)	2.05%	2.87%	3.04%	2.52%	2.26%

Portfolio turnover rate	30%	63%	52%	68%	34%

See footnote summary on page 80.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017, such waiver amounted to .01%.

(f)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2021	2020	2019	2018	2017

Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	1.07%	1.23%	1.29%	1.27%	1.40%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.79%	1.98%	2.04%	2.02%	2.18%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.80%	.96%	1.04%	1.02%	1.15%

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Tax-Aware Fixed Income Opportunities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Fixed Income Opportunities Portfolio, formerly known as AB Tax-Aware Fixed Income Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 29, 2021

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1),*

OFFICERS

Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by its Tax-Aware Investment Team. Messrs. Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Earl D. Weiner,## ^ 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Terrance T. Hults 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head – Municipal Portfolio Management.

Matthew Norton 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Co-Head –Municipal Portfolio Management.

Andrew D. Potter 36	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus of SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Opportunities Portfolio (formerly AB Tax-Aware Fixed Income Portfolio) (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be

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exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

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In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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NOTES

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NOTES

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AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFIO-0151-1021

OCT    10.31.21

ANNUAL REPORT

AB TOTAL RETURN BOND PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Total Return Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

December 7, 2021

This report provides management’s discussion of fund performance for the AB Total Return Bond Portfolio for the annual reporting period ended October 31, 2021.

The Fund’s investment objective is to maximize long-term total return without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	6 Months	12 Months

AB TOTAL RETURN BOND PORTFOLIO

Class A Shares	1.46%	1.22%

Class C Shares	1.07%	0.55%

Advisor Class Shares[1]	1.59%	1.56%

Class R Shares[1]	1.33%	1.04%

Class K Shares[1]	1.46%	1.22%

Class I Shares[1]	1.58%	1.46%

Class Z Shares[1]	1.57%	1.46%

Bloomberg US Aggregate Bond Index	1.06%	-0.48%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2021.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector allocation was the primary contributor, relative to the benchmark, mostly from off-benchmark exposures to credit risk-transfer securities, high-yield corporate bonds, emerging-market corporate bonds and inflation-linked securities, as well as underweights to US Treasuries and US agency mortgages, and an overweight to commercial mortgage-backed securities (“CMBS”). Security selection within investment-grade corporate bonds and asset-backed securities also contributed, offsetting losses from selection within high-yield corporate bonds and US agency mortgages. Yield-curve positioning detracted the most. Currency decisions also detracted, as losses in the New Zealand dollar, Australian dollar and Canadian dollar were greater than gains in the Russian ruble and euro. A country allocation to Canada was a minor detractor over the period.

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During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector allocation contributed the most to performance, due to off-benchmark exposures to credit risk-transfer securities, swaptions, inflation-linked securities and high-yield corporate bonds, along with an overweight to CMBS, and an underweight to US agency mortgages, while an underweight to investment-grade corporate bonds detracted. Security selection within CMBS and investment-grade corporates contributed more than a loss within US agency mortgages. Currency decisions added to returns, as gains in the Russian ruble, Australian dollar and Swedish krona exceeded a loss in the New Zealand dollar. Country allocation was a minor contributor to returns. Yield-curve positioning on the 20-year part of the curve detracted from performance during the period.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and CMBS sectors for hedging and investment purposes. Total return swaps were utilized in the corporate sector for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Consumer Price Index swaps were held to gain exposure to rising inflation expectations. Written swaptions were used for duration management. During the 12-month period, written options were utilized in the corporate sector for hedging and investment purposes.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income market returns were mixed for the 12-month period ended October 31, 2021. Longer-term treasury returns fell in most major developed markets on rising yields—particularly in Australia, Canada and the UK. Global inflation-linked bonds outperformed US Treasuries. Relatively low interest rates set the stage for the continued outperformance of risk assets, led by the performance of high-yield corporate bonds—particularly in the US, eurozone and emerging markets. Emerging-market hard-currency sovereign bonds also had strong performance, mostly from the high-yield component. Emerging- and developed-market investment-grade corporate bonds also posted positive performance, with the US outperforming the eurozone. Securitized assets outperformed, especially in CMBS. Local-currency sovereign bonds trailed, as the US dollar was mixed against emerging-market currencies and fell versus most developed-market currencies except the yen and South Korean won. Commodity prices were strong, with Brent crude oil and copper climbing from pandemic-related lows.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in mortgage-related and other asset-backed securities; loan participations and assignments; inflation-indexed securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price

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DISCLOSURES AND RISKS (continued)

or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

On July 12, 2019, the Fund implemented its current investment policies (the change eliminated the guidelines for the average duration and maturity of the Fund and addressed certain related matters) and also changed its name from AB Intermediate Bond Portfolio to AB Total Return Bond Portfolio. Accordingly, the performance shown for periods prior to July 12, 2019, is based on the Fund’s prior investment strategies and may not be representative of the Fund’s performance under its current investment policies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2011 TO 10/31/2021

This chart illustrates the total value of an assumed $10,000 investment in AB Total Return Bond Portfolio Class A shares (from 10/31/2011 to 10/31/2021) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			1.53%

1 Year	1.22%	-3.07%

5 Years	3.12%	2.23%

10 Years	3.26%	2.81%

CLASS C SHARES			0.85%

1 Year	0.55%	-0.42%

5 Years	2.36%	2.36%

10 Years[2]	2.52%	2.52%

ADVISOR CLASS SHARES[3]			1.83%

1 Year	1.56%	1.56%

5 Years	3.37%	3.37%

10 Years	3.53%	3.53%

CLASS R SHARES[3]			1.17%

1 Year	1.04%	1.04%

5 Years	2.86%	2.86%

10 Years	3.02%	3.02%

CLASS K SHARES[3]			1.49%

1 Year	1.22%	1.22%

5 Years	3.12%	3.12%

10 Years	3.28%	3.28%

CLASS I SHARES[3]			1.82%

1 Year	1.46%	1.46%

5 Years	3.39%	3.39%

10 Years	3.53%	3.53%

CLASS Z SHARES[3]			1.90%

1 Year	1.46%	1.46%

5 Years	3.35%	3.35%

Since Inception[4]	3.51%	3.51%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.99%, 1.75%, 0.74%, 1.37%, 1.07%, 0.70% and 0.64% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 0.77%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2021.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 4/25/2014.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-3.06%

5 Years	2.15%

10 Years	2.81%

CLASS C SHARES

1 Year	-0.61%

5 Years	2.25%

10 Years[1]	2.50%

ADVISOR CLASS SHARES[2]

1 Year	1.38%

5 Years	3.27%

10 Years	3.52%

CLASS R SHARES[2]

1 Year	0.87%

5 Years	2.76%

10 Years	3.01%

CLASS K SHARES[2]

1 Year	1.22%

5 Years	3.03%

10 Years	3.27%

CLASS I SHARES[2]

1 Year	1.46%

5 Years	3.31%

10 Years	3.53%

CLASS Z SHARES[2]

1 Year	1.47%

5 Years	3.27%

Since Inception[3]	3.56%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 4/25/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,014.60	$3.91	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class C
Actual	$1,000	$1,010.70	$7.70	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Advisor Class
Actual	$1,000	$1,015.90	$2.64	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class R
Actual	$1,000	$1,013.30	$5.18	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class K
Actual	$1,000	$1,014.60	$3.91	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class I
Actual	$1,000	$1,015.80	$2.64	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class Z
Actual	$1,000	$1,015.70	$2.64	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2021

PORTFOLIO STATISTICS

Net Assets ($mil): $323.2

TOP TEN SECTORS (including derivatives)1

Governments–Treasuries[2]	43.25%

Corporates–Investment Grade	26.39

Commercial Mortgage Backed Securities[3]	16.69

Collateralized Mortgage Obligations	16.17

Mortgage Pass-Throughs	9.52

Corporates–Non Investment Grade[3]	5.05

Asset-Backed Securities	4.30

Collateralized Loan Obligations	3.39

Interest Rate Swaps[4]	3.14

Inflations Linked Securities	3.08

SECTOR BREAKDOWN (excluding derivatives)5

Corporates–Investment Grade	25.6%

Commercial Mortgage-Backed Securities	16.4

Collateralized Mortgage Obligations	15.7

Governments–Treasuries	10.6

Mortgage Pass-Throughs	9.2

Asset-Backed Securities	4.2

Corporates–Non-Investment Grade	4.0

Collateralized Loan Obligations	3.3

Inflation-Linked Securities	3.0

Emerging Markets–Corporate Bonds	1.1

Local Governments–US Municipal Bonds	0.8

Quasi-Sovereigns	0.7

Emerging Markets–Sovereigns	0.6

Other	0.6

Short-Term	4.2

100.0%

1

All data are as of October 31, 2021. The Fund’s sectors include derivative exposure and are expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Includes Credit Default Swaps.

4

Represents the exposure of the Fund’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

5

All data are as of October 31, 2021. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” sector breakdown weightings represent 0.3% or less in the following: Common Stocks and Governments–Sovereign Bonds.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS

October 31, 2021

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 26.4%
Industrial – 15.4%
Basic – 1.4%
Alpek SAB de CV 3.25%, 02/25/2031(a)	U.S.$	273	$269,724
4.25%, 09/18/2029(a)		203	214,114
GUSAP III LP 4.25%, 01/21/2030(a)		535	561,817
Industrias Penoles SAB de CV 4.75%, 08/06/2050(a)		268	290,579
Inversiones CMPC SA 4.375%, 04/04/2027(a)		490	531,282
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		225	232,144
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(a)		350	377,628
Suzano Austria GmbH 2.50%, 09/15/2028		809	765,516
3.75%, 01/15/2031		145	144,638
WRKCo, Inc. 4.00%, 03/15/2028		594	660,130
Yamana Gold, Inc. 2.63%, 08/15/2031(a)		619	603,754

			4,651,326

Capital Goods – 0.6%
Flowserve Corp. 2.80%, 01/15/2032		425	417,270
Parker-Hannifin Corp. 3.25%, 06/14/2029		255	273,314
Raytheon Technologies Corp. 4.125%, 11/16/2028		769	871,500
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024		393	419,881

			1,981,965

Communications - Media – 1.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050		129	146,348
5.125%, 07/01/2049		198	234,796
Discovery Communications LLC 4.65%, 05/15/2050		56	65,865
5.20%, 09/20/2047		178	222,568
5.30%, 05/15/2049		81	102,974
Fox Corp. 4.709%, 01/25/2029		240	277,272
5.576%, 01/25/2049		407	557,370

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028	U.S.$	178	$207,030
Netflix, Inc. 5.875%, 11/15/2028		766	932,728
Prosus NV 3.68%, 01/21/2030(a)		545	555,151
Tencent Holdings Ltd. 1.81%, 01/26/2026(a)		533	533,600
2.39%, 06/03/2030(a)		460	447,718
3.24%, 06/03/2050(a)		328	313,092
Weibo Corp. 3.375%, 07/08/2030		1,312	1,296,256

			5,892,768

Communications - Telecommunications – 0.6%
AT&T, Inc. 3.50%, 09/15/2053		420	426,136
3.65%, 09/15/2059		457	464,500
4.30%, 12/15/2042		149	168,395
T-Mobile USA, Inc. 2.625%, 04/15/2026-02/15/2029		281	282,704
2.875%, 02/15/2031		353	351,507
3.375%, 04/15/2029(a)		66	67,854

			1,761,096

Consumer Cyclical - Automotive – 0.8%
General Motors Financial Co., Inc. 4.30%, 07/13/2025		135	146,719
5.25%, 03/01/2026		165	186,701
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		1,078	1,136,967
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,120	1,214,237

			2,684,624

Consumer Cyclical - Other – 0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029		797	807,855
MDC Holdings, Inc. 6.00%, 01/15/2043		346	438,219

			1,246,074

Consumer Cyclical - Retailers – 0.8%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		811	894,484
InRetail Consumer 3.25%, 03/22/2028(a)		289	283,094

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lowe’s Cos., Inc. 3.65%, 04/05/2029	U.S.$	267	$294,672
Ross Stores, Inc. 4.70%, 04/15/2027		893	1,015,028

			2,487,278

Consumer Non-Cyclical – 1.2%
Altria Group, Inc. 3.40%, 05/06/2030		750	784,050
4.80%, 02/14/2029		209	238,224
BAT Capital Corp. 2.259%, 03/25/2028		1,125	1,102,928
2.726%, 03/25/2031		220	214,469
Cencosud SA 5.15%, 02/12/2025(a)		683	743,317
CVS Health Corp. 4.30%, 03/25/2028		28	31,731
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		270	266,963
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		520	508,638

			3,890,320

Energy – 3.5%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,201	1,170,567
Cenovus Energy, Inc. 4.25%, 04/15/2027		42	46,131
4.40%, 04/15/2029		1,193	1,336,446
Devon Energy Corp. 5.60%, 07/15/2041		457	577,634
Enbridge Energy Partners LP 7.375%, 10/15/2045		634	1,019,909
Energy Transfer LP 4.75%, 01/15/2026		1,138	1,258,924
6.25%, 04/15/2049		156	207,555
Eni SpA 4.25%, 05/09/2029(a)		850	962,914
Marathon Oil Corp. 6.80%, 03/15/2032		650	848,341
Marathon Petroleum Corp. 5.125%, 12/15/2026		255	293,497
6.50%, 03/01/2041		161	223,761
Oleoducto Central SA 4.00%, 07/14/2027(a)		429	438,465

18 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ONEOK Partners LP 6.125%, 02/01/2041	U.S.$	48	$62,129
ONEOK, Inc. 4.35%, 03/15/2029		425	473,021
6.35%, 01/15/2031		217	275,879
Suncor Energy, Inc. 6.80%, 05/15/2038		534	759,284
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		237	237,355
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		845	1,156,560

			11,348,372

Other Industrial – 0.3%
Alfa SAB de CV 5.25%, 03/25/2024(a)		530	565,046
CITIC Ltd. 2.85%, 02/25/2030(a)		317	321,914

			886,960

Services – 1.1%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		1,149	1,101,592
Booking Holdings, Inc. 4.625%, 04/13/2030		925	1,090,538
Expedia Group, Inc. 4.625%, 08/01/2027		374	418,925
6.25%, 05/01/2025(a)		33	37,695
Global Payments, Inc. 3.20%, 08/15/2029		290	303,320
IHS Markit Ltd. 4.25%, 05/01/2029		147	167,647
4.75%, 08/01/2028		32	37,387
Moody’s Corp. 4.25%, 02/01/2029		396	452,553

			3,609,657

Technology – 2.4%
Baidu, Inc. 1.625%, 02/23/2027		442	431,613
3.425%, 04/07/2030		202	210,585
Broadcom, Inc. 3.137%, 11/15/2035(a)		124	122,131
3.187%, 11/15/2036(a)		411	403,392
4.11%, 09/15/2028		431	475,057
4.15%, 11/15/2030		1,018	1,119,138
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		469	552,398

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Fiserv, Inc. 3.50%, 07/01/2029	U.S.$	869	$937,738
Infor, Inc. 1.75%, 07/15/2025(a)		279	280,629
KLA Corp. 4.10%, 03/15/2029		123	139,647
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(a)		869	860,023
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(a)		277	334,202
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030(a)		298	318,730
Oracle Corp. 2.875%, 03/25/2031		525	537,784
3.95%, 03/25/2051		630	681,515
SK Hynix, Inc. 2.375%, 01/19/2031(a)		280	269,080

			7,673,662

Transportation - Airlines – 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		345	368,848
4.75%, 10/20/2028(a)		401	445,647

			814,495

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		211	224,731
5.875%, 07/05/2034(a)		175	201,735

			426,466

Transportation - Services – 0.1%
ENA Master Trust 4.00%, 05/19/2048(a)		457	461,941

			49,817,004

Financial Institutions – 10.3%
Banking – 6.5%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)		200	220,088
American Express Co. Series B 3.553% (LIBOR 3 Month + 3.43%), 11/15/2021(b)(c)		62	62,000
Banco de Credito del Peru 3.125%, 07/01/2030(a)		635	628,047
Bank of America Corp. 2.299%, 07/21/2032		430	420,897
2.687%, 04/22/2032		626	634,413

20 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series DD 6.30%, 03/10/2026(b)	U.S.$	185	$212,959
Series Z 6.50%, 10/23/2024(b)		289	320,619
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)		166	180,696
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		129	174,377
BNP Paribas SA 2.871%, 04/19/2032(a)		722	733,747
CIT Group, Inc. 5.25%, 03/07/2025		383	421,541
Citigroup, Inc. 3.98%, 03/20/2030		334	370,964
4.075%, 04/23/2029		494	549,862
5.95%, 01/30/2023(b)		216	224,538
Series W 4.00%, 12/10/2025(b)		329	335,406
Citizens Financial Group, Inc. 4.30%, 12/03/2025		958	1,052,478
Credit Suisse Group AG 3.091%, 05/14/2032(a)		829	843,632
4.194%, 04/01/2031(a)		396	438,875
Deutsche Bank AG/New York NY 3.961%, 11/26/2025		265	282,935
Discover Bank 4.682%, 08/09/2028		250	264,327
Fifth Third Bancorp Series L 4.50%, 09/30/2025(b)		205	221,353
Goldman Sachs Group, Inc. (The) 2.383%, 07/21/2032		211	207,419
2.615%, 04/22/2032		715	717,031
Series V 4.125%, 11/10/2026(b)		268	269,177
HSBC Holdings PLC 4.292%, 09/12/2026		536	584,063
4.583%, 06/19/2029		459	518,537
6.375%, 03/30/2025(b)		547	595,891
ING Groep NV 6.875%, 04/16/2022(a)(b)		425	435,098
JPMorgan Chase & Co. 2.58%, 04/22/2032		892	898,405
Series I 3.599% (LIBOR 3 Month + 3.47%), 01/30/2022(b)(c)		328	329,178

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series V 3.451% (LIBOR 3 Month + 3.32%), 01/01/2022(b)(c)	U.S.$	161	$161,444
Series Z 3.932% (LIBOR 3 Month + 3.80%), 02/01/2022(b)(c)		470	472,909
Mizuho Financial Group, Inc. 2.226%, 05/25/2026		235	239,815
Morgan Stanley Series G 3.772%, 01/24/2029		790	867,009
Series H 3.734% (LIBOR 3 Month + 3.61%), 01/15/2022(b)(c)		79	79,367
Natwest Group PLC Series U 2.452% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(c)		700	696,437
Santander Holdings USA, Inc. 4.40%, 07/13/2027		315	350,523
Standard Chartered PLC 1.639% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		400	385,184
6.00%, 07/26/2025(a)(b)		478	518,673
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		692	779,628
UBS AG/Stamford CT 7.625%, 08/17/2022		620	652,147
UBS Group AG 7.00%, 02/19/2025(a)(b)		312	350,981
UniCredit SpA 2.569%, 09/22/2026(a)		394	396,273
3.127%, 06/03/2032(a)		356	353,647
US Bancorp Series J 5.30%, 04/15/2027(b)		380	421,534
Wells Fargo & Co. 2.188%, 04/30/2026		542	554,043
3.584%, 05/22/2028		191	205,860
Series BB 3.90%, 03/15/2026(b)		273	278,239

			20,912,266

Brokerage – 0.3%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)		568	625,255

22 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series I 4.00%, 06/01/2026(b)	U.S.$	469	$483,070

			1,108,325

Finance – 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032		345	351,696
6.50%, 07/15/2025		179	207,415
Air Lease Corp. 2.10%, 09/01/2028		242	234,885
2.875%, 01/15/2026		72	74,349
3.625%, 04/01/2027		34	36,144
Aircastle Ltd. 2.85%, 01/26/2028(a)		835	841,221
4.125%, 05/01/2024		152	160,582
4.25%, 06/15/2026		53	57,449
5.25%, 08/11/2025(a)		384	425,395
Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(a)		582	574,276
3.50%, 11/01/2027(a)		136	141,863
4.125%, 08/01/2025(a)		5	5,340
4.375%, 01/30/2024(a)		135	143,296
4.875%, 10/01/2025(a)		153	167,304
5.50%, 12/15/2024(a)		381	423,302
CDBL Funding 1 3.50%, 10/24/2027(a)		580	605,242
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	150	210,548
GE Capital Funding LLC 4.40%, 05/15/2030	U.S.$	1,218	1,424,695

			6,085,002

Insurance – 1.1%
Centene Corp. 2.625%, 08/01/2031		220	216,654
4.625%, 12/15/2029		132	142,581
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		294	392,166
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		699	972,414
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		246	426,876
Prudential Financial, Inc. 5.875%, 09/15/2042		805	833,819
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)		400	453,700

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Voya Financial, Inc. 5.65%, 05/15/2053	U.S.$	180	$189,013

			3,627,223

Other Finance – 0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		271	295,474

REITs – 0.4%
Digital Realty Trust LP 3.60%, 07/01/2029		542	589,197
Vornado Realty LP 3.40%, 06/01/2031		709	727,172

			1,316,369

			33,344,659

Utility – 0.7%
Electric – 0.6%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		274	281,415
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		679	552,239
Engie Energia Chile SA 3.40%, 01/28/2030(a)		349	348,738
Entergy Corp. 1.90%, 06/15/2028		785	769,638

			1,952,030

Other Utility – 0.1%
American Water Capital Corp. 3.45%, 06/01/2029		151	165,089

			2,117,119

Total Corporates – Investment Grade (cost $83,050,451)			85,278,782

COMMERCIAL MORTGAGE-BACKED SECURITIES – 16.9%
Non-Agency Fixed Rate CMBS – 12.7%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		960	877,001
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		860	923,251
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		735	779,687

24 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C4, Class AM 3.691%, 05/10/2058	U.S.$	375	$397,846
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		1,305	1,337,924
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		500	515,400
Series 2013-GC17, Class D 5.108%, 11/10/2046(a)		565	533,147
Series 2015-GC27, Class A5 3.137%, 02/10/2048		1,223	1,282,967
Series 2015-GC35, Class A4 3.818%, 11/10/2048		340	368,028
Series 2016-GC36, Class A5 3.616%, 02/10/2049		425	458,082
Series 2018-B2, Class A4 4.009%, 03/10/2051		1,050	1,178,047
COMM Mortgage Trust Series 2013-LC6, Class B 3.739%, 01/10/2046		1,580	1,619,514
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		114	114,373
Series 2014-LC17, Class B 4.49%, 10/10/2047		800	858,653
Series 2014-UBS6, Class AM 4.048%, 12/10/2047		375	397,961
Series 2015-CR24, Class A5 3.696%, 08/10/2048		430	462,099
Series 2015-CR25, Class A4 3.759%, 08/10/2048		1,045	1,128,680
Series 2015-DC1, Class A5 3.35%, 02/10/2048		765	808,921
Series 2015-PC1, Class A5 3.902%, 07/10/2050		685	737,717
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		332	353,189
Series 2015-C3, Class A4 3.718%, 08/15/2048		573	615,189
Series 2015-C4, Class A4 3.808%, 11/15/2048		1,450	1,570,830
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.159%, 08/10/2044(a)		252	120,790

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2012-GC6, Class B 5.844%, 01/10/2045(a)	U.S.$	600	$599,949
Series 2012-GCJ9, Class AS 3.124%, 11/10/2045		762	776,643
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		766	767,211
Series 2014-GC22, Class A5 3.862%, 06/10/2047		658	699,386
Series 2018-GS9, Class A4 3.992%, 03/10/2051		1,125	1,257,707
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(d)(e)		102	100,977
Series 2021-1, Class A2 2.435%, 08/15/2026(d)(e)		204	208,183
Series 2021-1, Class AS 2.638%, 08/15/2026(d)(e)		25	25,454
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 08/15/2047		735	780,949
Series 2014-C24, Class C 4.403%, 11/15/2047		890	865,407
Series 2015-C30, Class A5 3.822%, 07/15/2048		425	460,026
Series 2015-C31, Class A3 3.801%, 08/15/2048		1,005	1,077,907
Series 2015-C33, Class A4 3.77%, 12/15/2048		1,050	1,140,904
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.039%, 09/15/2050(f)		4,642	203,233
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.566%, 08/15/2046(a)		53	52,115
Series 2012-C6, Class D 5.139%, 05/15/2045		690	668,685
Series 2012-C6, Class E 5.139%, 05/15/2045(a)		389	290,763
Series 2012-C8, Class AS 3.424%, 10/15/2045(a)		850	864,051
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		77	34,696

26 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)	U.S.$	528	$535,635
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5 3.892%, 06/15/2047		730	773,987
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049		660	716,554
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 05/15/2051		750	848,962
Series 2018-C8, Class A4 3.983%, 02/15/2051		720	800,509
Series 2018-C9, Class A4 4.117%, 03/15/2051		1,300	1,448,917
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		1,098	1,115,936
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 02/15/2048		1,040	1,104,924
Series 2015-SG1, Class A4 3.789%, 09/15/2048		715	761,034
Series 2016-C35, Class XA 1.893%, 07/15/2048(f)		3,442	247,553
Series 2016-LC24, Class XA 1.616%, 10/15/2049(f)		8,228	525,577
Series 2016-LC25, Class C 4.352%, 12/15/2059		545	573,273
Series 2016-NXS6, Class C 4.297%, 11/15/2049		600	635,568
Series 2018-C43, Class A4 4.012%, 03/15/2051		900	1,005,557
Series 2018-C48, Class A5 4.302%, 01/15/2052		89	102,083
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class B 3.714%, 03/15/2045		480	491,016
Series 2013-C11, Class XA 1.133%, 03/15/2045(a)(f)		6,030	61,659
Series 2014-C24, Class AS 3.931%, 11/15/2047		945	992,191

			41,054,477

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 4.2%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.09% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)	U.S.$	526	$526,030
Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 1.04% (LIBOR 1 Month + 0.95%), 06/15/2035(a)(c)		750	749,536
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.091% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)		1,330	1,327,533
BBCMS Mortgage Trust Series 2020-BID, Class A 2.23% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(c)		692	695,055
BCP Trust Series 2021-330N, Class A 0.889% (LIBOR 1 Month + 0.80%), 06/15/2038(a)(c)		135	134,563
BFLD Trust Series 2021-FPM, Class A 1.691% (LIBOR 1 Month + 1.60%), 06/15/2038(a)(c)		1,060	1,059,680
BHMS Series 2018-ATLS, Class A 1.34% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(c)		547	547,262
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.91% (LIBOR 1 Month + 0.82%), 06/15/2035(a)(c)		700	699,574
BX Commercial Mortgage Trust Series 2019-IMC, Class D 1.99% (LIBOR 1 Month + 1.90%), 04/15/2034(a)(c)		142	140,939
Series 2019-IMC, Class E 2.24% (LIBOR 1 Month + 2.15%), 04/15/2034(a)(c)		566	561,990
BX Trust Series 2018-EXCL, Class A 1.178% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		709	705,373

28 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CLNY Trust Series 2019-IKPR, Class D 2.115% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)	U.S.$	540	$537,290
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.11% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		541	539,940
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.049% (SOFR + 2.00%), 01/25/2051(a)(c)		136	137,510
Great Wolf Trust Series 2019-WOLF, Class A 1.124% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)		1,019	1,018,350
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.29% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)		725	725,752
Series 2019-SMP, Class A 1.24% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(c)		700	700,554
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(e)		710	729,415
Invitation Homes Trust Series 2018-SFR2, Class C 1.37% (LIBOR 1 Month + 1.28%), 06/17/2037(a)(c)		206	206,368
Series 2018-SFR3, Class C 1.386% (LIBOR 1 Month + 1.30%), 07/17/2037(a)(c)		390	390,600
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.04% (LIBOR 1 Month + 1.95%), 11/15/2026(c)(e)		154	141,229
Series 2019-BPR, Class C 3.14% (LIBOR 1 Month + 3.05%), 05/15/2036(a)(c)		520	466,797
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 1.59% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(c)		379	379,117

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Starwood Retail Property Trust Series 2014-STAR, Class A 1.56% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)	U.S.$	828	$504,793

			13,625,250

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.00%, 07/16/2046(f)		664	6

Total Commercial Mortgage-Backed Securities (cost $53,975,863)			54,679,733

COLLATERALIZED MORTGAGE OBLIGATIONS – 16.2%
Risk Share Floating Rate – 13.3%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 1.939% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)		445	444,763
Series 2018-3A, Class M2 2.839% (LIBOR 1 Month + 2.75%), 10/25/2028(a)(c)		325	325,876
Series 2019-1A, Class M1B 1.839% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(c)		968	967,653
Series 2019-2A, Class M1C 2.089% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(c)		487	488,371
Series 2019-2A, Class M2 3.189% (LIBOR 1 Month + 3.10%), 04/25/2029(a)(c)		325	328,802
Series 2019-3A, Class M1B 1.689% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)		359	359,928
Series 2019-3A, Class M1C 2.039% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		263	263,000
Series 2019-4A, Class M1B 2.089% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(c)		885	885,551
Series 2019-4A, Class M1C 2.589% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(c)		750	755,830
Series 2019-4A, Class M2 2.939% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(c)		540	546,376

30 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-2A, Class M1B 3.289% (LIBOR 1 Month + 3.20%), 08/26/2030(a)(c)	U.S.$	108	$108,247
Series 2020-4A, Class M2A 2.689% (LIBOR 1 Month + 2.60%), 06/25/2030(a)(c)		95	95,087
Series 2021-1A, Class M1C 2.999% (SOFR + 2.95%), 03/25/2031(a)(c)		398	411,938
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.489% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		84	84,175
Series 2019-R01, Class 2M2 2.539% (LIBOR 1 Month + 2.45%), 07/25/2031(a)(c)		247	248,776
Series 2019-R02, Class 1M2 2.389% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		68	68,034
Series 2019-R06, Class 2M2 2.189% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		209	209,688
Series 2020-R01, Class 1B1 3.339% (LIBOR 1 Month + 3.25%), 01/25/2040(a)(c)		500	502,021
Series 2020-SBT1, Class 1M2 3.739% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)		1,000	1,041,450
Series 2020-SBT1, Class 2M2 3.739% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)		300	314,145
Eagle Re Ltd. Series 2018-1, Class M2 3.089% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(c)		325	326,621
Series 2019-1, Class M2 3.389% (LIBOR 1 Month + 3.30%), 04/25/2029(a)(c)		325	329,280
Series 2020-1, Class M1A 0.989% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)		950	940,755
Series 2020-2, Class M1B 4.089% (LIBOR 1 Month + 4.00%), 10/25/2030(a)(c)		253	252,956
Series 2021-2, Class M1B 2.099% (SOFR + 2.05%), 04/25/2034(a)(c)		254	253,783

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 4.889% (LIBOR 1 Month + 4.80%), 05/25/2028(c)	U.S.$	311	$320,161
Series 2016-DNA4, Class M3 3.889% (LIBOR 1 Month + 3.80%), 03/25/2029(c)		833	861,003
Series 2016-HQA3, Class M3 3.939% (LIBOR 1 Month + 3.85%), 03/25/2029(c)		1,114	1,149,658
Series 2017-DNA2, Class B1 5.239% (LIBOR 1 Month + 5.15%), 10/25/2029(c)		750	820,000
Series 2017-DNA3, Class M2 2.589% (LIBOR 1 Month + 2.50%), 03/25/2030(c)		250	255,340
Series 2017-HQA1, Class M2 3.639% (LIBOR 1 Month + 3.55%), 08/25/2029(c)		826	853,835
Series 2017-HQA2, Class B1 4.839% (LIBOR 1 Month + 4.75%), 12/25/2029(c)		800	867,745
Series 2017-HQA2, Class M2 2.739% (LIBOR 1 Month + 2.65%), 12/25/2029(c)		225	229,681
Series 2017-HQA2, Class M2B 2.739% (LIBOR 1 Month + 2.65%), 12/25/2029(c)		560	572,528
Series 2017-HQA3, Class B1 4.539% (LIBOR 1 Month + 4.45%), 04/25/2030(c)		750	792,530
Series 2018-HQA2, Class B1 4.339% (LIBOR 1 Month + 4.25%), 10/25/2048(a)(c)		1,250	1,305,522
Series 2019-DNA1, Class B2 10.839% (LIBOR 1 Month + 10.75%), 01/25/2049(a)(c)		750	850,262
Series 2019-DNA1, Class M2 2.739% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(c)		931	942,097
Series 2019-DNA3, Class B1 3.339% (LIBOR 1 Month + 3.25%), 07/25/2049(a)(c)		600	608,354
Series 2019-FTR2, Class B1 3.089% (LIBOR 1 Month + 3.00%), 11/25/2048(a)(c)		750	732,774

32 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-FTR2, Class M2 2.239% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(c)	U.S.$	895	$895,557
Series 2019-FTR3, Class B2 4.886% (LIBOR 1 Month + 4.80%), 09/25/2047(c)(e)		700	688,602
Series 2019-HQA2, Class B1 4.189% (LIBOR 1 Month + 4.10%), 04/25/2049(a)(c)		750	772,212
Series 2019-HQA3, Class B1 3.089% (LIBOR 1 Month + 3.00%), 09/25/2049(a)(c)		500	504,579
Series 2019-HQA4, Class B1 3.039% (LIBOR 1 Month + 2.95%), 11/25/2049(a)(c)		750	753,896
Series 2020-DNA5, Class M2 2.849% (SOFR + 2.80%), 10/25/2050(a)(c)		524	529,915
Series 2021-DNA3, Class B1 3.549% (SOFR + 3.50%), 10/25/2033(a)(c)		651	676,364
Series 2021-DNA6, Class M2 1.548% (SOFR + 1.50%), 10/25/2041(a)(c)		828	829,340
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 1M2 4.089% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		157	160,426
Series 2015-C02, Class 2M2 4.089% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		18	18,084
Series 2015-C03, Class 1M2 5.089% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		158	162,098
Series 2015-C03, Class 2M2 5.089% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		36	36,333
Series 2015-C04, Class 1M2 5.789% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		393	416,145
Series 2016-C02, Class 1B 12.339% (LIBOR 1 Month + 12.25%), 09/25/2028(c)		149	172,643
Series 2016-C03, Class 1B 11.839% (LIBOR 1 Month + 11.75%), 10/25/2028(c)		99	114,436

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C05, Class 2M2 4.539% (LIBOR 1 Month + 4.45%), 01/25/2029(c)	U.S.$	580	$603,244
Series 2016-C06, Class 1B 9.339% (LIBOR 1 Month + 9.25%), 04/25/2029(c)		377	413,674
Series 2016-C06, Class 1M2 4.339% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		270	280,416
Series 2016-C07, Class 2B 9.589% (LIBOR 1 Month + 9.50%), 05/25/2029(c)		378	406,483
Series 2017-C01, Class 1B1 5.839% (LIBOR 1 Month + 5.75%), 07/25/2029(c)		750	827,491
Series 2017-C01, Class 1M2 3.639% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		314	323,843
Series 2017-C02, Class 2B1 5.589% (LIBOR 1 Month + 5.50%), 09/25/2029(c)		750	825,290
Series 2017-C02, Class 2M2C 3.739% (LIBOR 1 Month + 3.65%), 09/25/2029(c)		618	643,590
Series 2017-C03, Class 1M2 3.089% (LIBOR 1 Month + 3.00%), 10/25/2029(c)		646	665,732
Series 2017-C04, Class 2M2 2.939% (LIBOR 1 Month + 2.85%), 11/25/2029(c)		268	275,249
Series 2017-C06, Class 2B1 4.539% (LIBOR 1 Month + 4.45%), 02/25/2030(c)		750	785,609
Series 2017-C07, Class 1B1 4.089% (LIBOR 1 Month + 4.00%), 05/25/2030(c)		305	318,790
Series 2017-C07, Class 2B1 4.539% (LIBOR 1 Month + 4.45%), 05/25/2030(c)		750	783,635
Home Re Ltd. Series 2020-1, Class M1B 3.339% (LIBOR 1 Month + 3.25%), 10/25/2030(a)(c)		509	510,174
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.339% (LIBOR 1 Month + 4.25%), 11/25/2024(c)(e)		28	27,082

34 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mortgage Insurance-Linked Notes Series 2019-1, Class M2 2.989% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(c)	U.S.$	661	$661,449
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.088% (LIBOR 1 Month + 2.00%), 03/27/2024(a)(c)		210	209,708
Series 2019-2R, Class A 2.838% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(c)		370	366,216
Series 2019-3R, Class A 2.788% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(c)		171	171,455
Series 2020-1R, Class A 2.438% (LIBOR 1 Month + 2.35%), 02/27/2023(c)(e)		277	276,765
Radnor Re Ltd. Series 2019-1, Class M1B 2.039% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)		635	635,743
Series 2019-2, Class M1B 1.839% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(c)		351	351,366
Series 2020-1, Class M1A 1.039% (LIBOR 1 Month + 0.95%), 01/25/2030(a)(c)		900	893,289
Series 2020-1, Class M2A 2.089% (LIBOR 1 Month + 2.00%), 01/25/2030(a)(c)		850	850,000
Series 2020-2, Class M1C 4.689% (LIBOR 1 Month + 4.60%), 10/25/2030(a)(c)		284	284,379
Traingle Re Ltd. Series 2020-1, Class M1B 3.989% (LIBOR 1 Month + 3.90%), 10/25/2030(a)(c)		1,075	1,076,658
Series 2021-1, Class M1B 3.089% (LIBOR 1 Month + 3.00%), 08/25/2033(a)(c)		378	377,553
Series 2021-3, Class M1B 2.949% (SOFR + 2.90%), 02/25/2034(a)(c)		530	527,354
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.339% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(e)		160	154,288

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-WF1, Class 2M2 5.589% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(e)	U.S.$	40	$39,369

			43,011,120

Non-Agency Fixed Rate – 1.4%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 08/25/2036		212	161,870
Series 2006-28CB, Class A14 6.25%, 10/25/2036		155	112,594
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		96	86,207
Bayview MSR Opportunity Master Fund Trust Series 2021-2, Class A2 2.50%, 06/25/2051(a)		252	254,729
CIM Trust Series 2021-INV1, Class A2 2.50%, 07/01/2051(a)		628	635,565
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		51	32,319
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		178	116,588
Flagstar Mortgage Trust Series 2021-8INV, Class A3 2.50%, 09/25/2051(a)		558	565,628
JPMorgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.169%, 07/25/2036		416	356,677
Mello Mortgage Capital Acceptance Series 2021-INV2, Class A3 2.50%, 08/25/2051(a)		530	534,925
New Residential Mortgage Loan Trust Series 2021-INV1, Class A2 2.50%, 06/25/2051(a)		787	797,981
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 03/25/2032		452	210,668
United Wholesale Mortgage Trust Series 2021-INV1, Class A3 2.50%, 08/25/2051(a)		689	696,142

			4,561,893

36 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Floating Rate – 0.7%
Federal Home Loan Mortgage Corp. REMICs Series 4719, Class JS 6.06% (6.15% – LIBOR 1 Month), 09/15/2047(c)(g)	U.S.$	872	$163,635
Series 4981, Class HS 6.011% (6.10% – LIBOR 1 Month), 06/25/2050(c)(g)		2,719	430,189
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.451% (6.54% – LIBOR 1 Month), 12/25/2041(c)(g)		558	114,844
Series 2015-90, Class SL 6.061% (6.15% – LIBOR 1 Month), 12/25/2045(c)(g)		1,125	223,000
Series 2016-77, Class DS 5.911% (6.00% – LIBOR 1 Month), 10/25/2046(c)(g)		877	167,974
Series 2017-26, Class TS 5.861% (5.95% – LIBOR 1 Month), 04/25/2047(c)(g)		1,104	236,201
Series 2017-62, Class AS 6.061% (6.15% – LIBOR 1 Month), 08/25/2047(c)(g)		1,033	210,787
Series 2017-81, Class SA 6.111% (6.20% – LIBOR 1 Month), 10/25/2047(c)(g)		1,161	267,736
Series 2017-97, Class LS 6.111% (6.20% – LIBOR 1 Month), 12/25/2047(c)(g)		1,109	271,288
Government National Mortgage Association Series 2017-65, Class ST 6.064% (6.15% – LIBOR 1 Month), 04/20/2047(c)(g)		1,072	226,483

			2,312,137

Agency Fixed Rate – 0.5%
Federal Home Loan Mortgage Corp. REMICs Series 5015, Class BI 4.00%, 09/25/2050(f)		1,682	284,351
Series 5049, Class CI 3.50%, 12/25/2050(f)		1,831	244,037
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.626%, 05/28/2035		65	63,525

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association REMICs Series 2016-31, Class IO 5.00%, 06/25/2046(f)	U.S.$	3,373	$540,255
Series 2020-89, Class KI 4.00%, 12/25/2050(f)		3,608	536,500

			1,668,668

Non-Agency Floating Rate – 0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.469% (LIBOR 1 Month + 0.38%), 12/25/2036(c)		479	226,859
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.589% (LIBOR 1 Month + 0.50%), 03/25/2035(c)		108	99,240
Impac Secured Assets Corp. Series 2005-2, Class A2D 0.949% (LIBOR 1 Month + 0.86%), 03/25/2036(c)		185	168,085
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.189% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(c)		124	126,006
Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 0.429% (LIBOR 1 Month + 0.34%), 03/25/2037(c)		520	90,965

			711,155

Total Collateralized Mortgage Obligations (cost $53,523,384)			52,264,973

GOVERNMENTS - TREASURIES – 10.9%
Malaysia – 0.3%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	3,708	901,993

United States – 10.6%
U.S. Treasury Bonds 1.75%, 08/15/2041	U.S.$	396	380,243
1.875%, 02/15/2051		6,849	6,730,791
2.00%, 08/15/2051		2,878	2,916,629
3.00%, 05/15/2045		80	95,425
3.125%, 08/15/2044(h)		3,034	3,663,564
U.S. Treasury Notes 0.125%, 08/31/2022(h)		6,132	6,131,700

38 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

1.125%, 02/15/2031	U.S.$	4,704	$4,542,649
1.25%, 08/15/2031		2,782	2,705,157
1.625%, 05/15/2026		6,105	6,239,399
2.00%, 11/15/2026		965	1,003,205

			34,408,762

Total Governments – Treasuries (cost $34,188,630)			35,310,755

MORTGAGE PASS-THROUGHS – 9.5%
Agency Fixed Rate 30-Year – 8.7%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049-11/01/2049		609	651,222
Series 2020 3.50%, 01/01/2050		895	965,510
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		99	113,215
Series 2007 5.50%, 07/01/2035		16	18,339
Series 2016 4.00%, 02/01/2046		648	711,914
Series 2017 4.00%, 07/01/2044		445	486,411
Series 2018 4.50%, 03/01/2048-11/01/2048		1,264	1,380,352
5.00%, 11/01/2048		264	294,618
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033-07/01/2033		99	112,075
Series 2004 5.50%, 04/01/2034-01/01/2035		339	387,709
Series 2005 5.50%, 02/01/2035		41	46,427
Series 2007 5.50%, 08/01/2037		197	224,524
Series 2010 4.00%, 12/01/2040		288	315,267
Series 2012 3.50%, 02/01/2042-01/01/2043		2,320	2,511,337
Series 2013 3.50%, 04/01/2043		1,120	1,212,858
4.00%, 10/01/2043		675	741,065
Series 2016 3.50%, 01/01/2047		529	565,747
Series 2018 4.50%, 09/01/2048		1,259	1,375,242

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019 3.50%, 08/01/2049-11/01/2049	U.S.$	1,777	$1,899,367
Series 2020 3.50%, 01/01/2050		829	888,494
Government National Mortgage Association Series 2016 3.00%, 04/20/2046-05/20/2046		352	369,181
Uniform Mortgage-Backed Security Series 2021 2.00%, 11/01/2051, TBA		3,645	3,644,146
2.50%, 11/01/2051, TBA		8,985	9,227,614

			28,142,634

Agency Fixed Rate 15-Year – 0.8%
Federal National Mortgage Association Series 2016 2.50%, 08/01/2031-01/01/2032		1,749	1,822,401
Series 2017 2.50%, 02/01/2032		733	763,580

			2,585,981

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.375% (LIBOR 12 Month + 2.00%), 01/01/2037(c)		17	18,127

Other Agency Fixed Rate Programs – 0.0%
Federal Home Loan Mortgage Corp. Series 2012 2.50%, 05/01/2022		6	5,745

Total Mortgage Pass-Throughs (cost $30,071,196)			30,752,487

ASSET-BACKED SECURITIES – 4.3%
Autos - Fixed Rate – 2.2%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 09/20/2024(a)		920	963,654
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		755	802,419
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		313	311,135
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		470	466,717

40 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Exeter Automobile Receivables Trust Series 2017-3A, Class C 3.68%, 07/17/2023(a)	U.S.$	167	$169,079
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(a)		318	316,508
First Investors Auto Owner Trust Series 2018-1A, Class E 5.35%, 07/15/2024(a)		1,000	1,024,748
Series 2020-1A, Class A 1.49%, 01/15/2025(a)		92	92,529
Flagship Credit Auto Trust Series 2019-3, Class E 3.84%, 12/15/2026(a)		960	987,405
Series 2020-1, Class E 3.52%, 06/15/2027(a)		1,000	1,016,699
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		542	537,881
Octane Receivables Trust 2021-2 Series 2021-2A, Class C 2.53%, 05/21/2029(a)		541	540,301

			7,229,075

Other ABS - Fixed Rate – 1.5%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)(d)		743	751,736
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)		467	468,956
Series 2021-Z1, Class A 1.07%, 08/15/2025(a)		300	299,665
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)		414	423,178
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)(d)		295	295,995
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		331	367,338
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		993	1,050,025
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		302	309,647

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)	U.S.$	220	$221,698
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(a)		189	189,407
Series 2021-3, Class B 1.66%, 07/20/2031(a)		480	475,612

			4,853,257

Credit Cards - Fixed Rate – 0.6%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(a)		397	400,015
World Financial Network Credit Card Master Trust Series 2019-A, Class M 3.61%, 12/15/2025		780	786,021
Series 2019-B, Class M 3.04%, 04/15/2026		600	609,528

			1,795,564

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.214% (LIBOR 1 Month + 1.13%), 12/25/2032(c)		14	13,907

Total Asset-Backed Securities (cost $13,669,265)			13,891,803

CORPORATES - NON-INVESTMENT GRADE – 4.1%
Industrial – 2.9%
Basic – 0.5%
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		557	529,947
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)	EUR	313	360,923
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	453	445,607
Sealed Air Corp. 4.00%, 12/01/2027(a)		379	398,227

			1,734,704

Capital Goods – 0.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(a)		485	474,883

42 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.3%
Cable One, Inc. 4.00%, 11/15/2030(a)	U.S.$	326	$320,471
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(a)		619	620,286
CSC Holdings LLC 6.75%, 11/15/2021		120	120,143

			1,060,900

Communications - Telecommunications – 0.2%
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)		545	526,492

Consumer Cyclical - Automotive – 0.2%
Allison Transmission, Inc. 3.75%, 01/30/2031(a)		554	532,433
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	130	153,796

			686,229

Consumer Cyclical - Entertainment – 0.7%
Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	712	711,544
Mattel, Inc. 3.375%, 04/01/2026(a)		311	320,619
3.75%, 04/01/2029(a)		310	322,109
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(a)		364	407,498
11.50%, 06/01/2025(a)		391	445,126

			2,206,896

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)		685	663,779

Consumer Cyclical - Retailers – 0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(a)		382	386,893

Consumer Non-Cyclical – 0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		373	367,602
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)		530	527,451
Newell Brands, Inc. 4.70%, 04/01/2026		261	285,902

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.875%, 06/01/2025	U.S.$	65	$71,168

			1,252,123

Energy – 0.2%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		225	224,982
Venture Global Calcasieu Pass LLC 3.875%, 08/15/2029(a)		147	149,726
4.125%, 08/15/2031(a)		149	154,340

			529,048

			9,521,947

Financial Institutions – 1.0%
Banking – 0.8%
Credit Suisse Group AG 7.50%, 07/17/2023(a)(b)		1,020	1,085,739
Discover Financial Services Series D 6.125%, 06/23/2025(b)		1,087	1,213,679
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		288	310,400

			2,609,818

Finance – 0.2%
SLM Corp. 4.20%, 10/29/2025		587	620,741

			3,230,559

Utility – 0.2%
Electric – 0.2%
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)		536	529,204

Total Corporates – Non-Investment Grade (cost $13,022,066)			13,281,710

COLLATERALIZED LOAN OBLIGATIONS – 3.4%
CLO - Floating Rate – 3.4%
AGL CLO 12 Ltd. Series 2021-12A, Class D 2.98% (LIBOR 3 Month + 2.85%), 07/20/2034(a)(c)		500	498,369
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class D 3.19% (LIBOR 3 Month + 3.05%), 07/20/2034(a)(c)		709	709,447
Ballyrock CLO 16 Ltd. Series 2021-16A, Class C 3.035% (LIBOR 3 Month + 2.90%), 07/20/2034(a)(c)		400	400,036

44 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Elevation CLO Ltd. Series 2020-11A, Class D1 3.974% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(c)	U.S.$	1,000	$1,002,431
Elmwood CLO IX Ltd. Series 2021-2A, Class D 3.089% (LIBOR 3 Month + 2.95%), 07/20/2034(a)(c)		700	700,074
Flatiron CLO 21 Ltd. Series 2021-1A, Class D 3.051% (LIBOR 1 Month + 2.90%), 07/19/2034(a)(c)		700	692,171
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 1.202% (LIBOR 3 Month + 1.07%), 04/20/2034(a)(c)		581	581,731
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 1.21% (LIBOR 3 Month + 1.12%), 07/25/2034(a)(c)		998	1,001,613
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 2.922% (LIBOR 3 Month + 2.80%), 07/16/2035(a)(c)		698	690,599
Series 2021-43A, Class D 3.212% (LIBOR 3 Month + 3.10%), 07/17/2035(a)(c)		350	351,039
OCP CLO Ltd. Series 2020-18A, Class AR 1.222% (LIBOR 3 Month + 1.09%), 07/20/2032(a)(c)		761	761,890
Peace Park CLO Ltd. Series 2021-1A, Class D 3.088% (LIBOR 3 Month + 2.95%), 10/20/2034(a)(c)		300	299,994
Pikes Peak CLO 8 Series 2021-8A, Class A 1.322% (LIBOR 3 Month + 1.17%), 07/20/2034(a)(c)		675	675,572
Regatta XX Funding Ltd. Series 2021-2A, Class A 1.244% (LIBOR 3 Month + 1.16%), 10/15/2034(a)(c)		1,019	1,020,181
Rockford Tower CLO Ltd. Series 2021-1A, Class D 3.132% (LIBOR 3 Month + 3.00%), 07/20/2034(a)(c)		711	710,639

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2021-2A, Class A1 1.273% (LIBOR 3 Month + 1.16%), 07/20/2034(a)(c)	U.S.$	504	$504,091
Voya CLO Ltd. Series 2019-1A, Class DR 2.974% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(c)		210	205,739

			10,805,616

CLO - Fixed Rate – 0.0%
CAJUN Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)		141	141,000

Total Collateralized Loan Obligations (cost $10,957,096)			10,946,616

INFLATION-LINKED SECURITIES – 3.1%
Canada – 0.6%
Canadian Government Real Return Bond 1.50%, 12/01/2044	CAD	1,855	1,877,219

United States – 2.5%
U.S. Treasury Inflation Index 0.125%, 01/15/2031 (TIPS)	U.S.$	757	838,168
0.375%, 01/15/2027 (TIPS)		6,535	7,239,836

			8,078,004

Total Inflation-Linked Securities (cost $10,006,182)			9,955,223

EMERGING MARKETS - CORPORATE BONDS – 1.2%
Industrial – 1.2%
Basic – 0.3%
CSN Resources SA 4.625%, 06/10/2031(a)		261	256,041
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		377	407,631
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		160	155,830

			819,502

Capital Goods – 0.4%
Cemex SAB de CV 3.875%, 07/11/2031(a)		572	571,600
Embraer Netherlands Finance BV 5.40%, 02/01/2027		540	563,490
6.95%, 01/17/2028(a)		219	242,652

46 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)	U.S.$	477	$1,193

			1,378,935

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		417	402,405

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		330	305,128

Consumer Non-Cyclical – 0.2%
BRF GmbH 4.35%, 09/29/2026(a)		349	352,446
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		283	280,113
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(e)(i)(j)		660	6,617

			639,176

Services – 0.1%
MercadoLibre, Inc. 2.375%, 01/14/2026		200	194,125

			3,739,271

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(e)		60	61,491

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(k)		183	14,255
7.125%, 12/26/2046(a)(k)		223	16,504

			30,759

Total Emerging Markets – Corporate Bonds (cost $4,640,774)			3,831,521

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.9%
United States – 0.9%
State of California
Series 2010
7.625%, 03/01/2040		970	1,619,480
Tobacco Settlement Finance Authority/WV
Series 2020
3.00%, 06/01/2035		431	441,636

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

University of California Series 2021-B 3.071%, 05/15/2051	U.S.$	730	$745,639

Total Local Governments – US Municipal Bonds (cost $2,518,757)			2,806,755

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		407	436,101

Mexico – 0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		653	631,287
Petroleos Mexicanos 6.75%, 09/21/2047		392	345,450
6.84%, 01/23/2030		15	15,649

			992,386

Peru – 0.3%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)		808	790,073

Total Quasi-Sovereigns (cost $2,228,419)			2,218,560

EMERGING MARKETS - SOVEREIGNS – 0.6%
Dominican Republic – 0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(a)		763	775,065

Egypt – 0.2%
Egypt Government International Bond 5.875%, 02/16/2031(a)		765	687,544

Oman – 0.2%
Oman Government International Bond 4.875%, 02/01/2025(a)		380	396,459
6.25%, 01/25/2031(a)		245	264,676

			661,135

Total Emerging Markets – Sovereigns (cost $2,144,935)			2,123,744

48 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	375	$351,867

Qatar – 0.1%
Qatar Government International Bond 3.40%, 04/16/2025(a)		252	269,215

Saudi Arabia – 0.1%
Saudi Government International Bond 2.90%, 10/22/2025(a)		453	478,141

Total Governments – Sovereign Bonds (cost $1,077,594)			1,099,223

		Shares
COMMON STOCKS – 0.3%
Financials – 0.3%
Insurance – 0.3%
Mt Logan Re Ltd. (Preference Shares)(d)(j)(l)(m) (cost $945,040)		944	993,334

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 4.3%
U.S. Treasury Bills – 2.7%
U.S. Treasury Bill Zero Coupon, 11/26/2021-05/19/2022 (cost $8,638,543)	U.S.$	8,640	8,637,886

		Shares
Investment Companies – 1.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(n)(o)(p) (cost $5,229,283)		5,229,283	5,229,283

Total Short-Term Investments (cost $13,867,826)			13,867,169

Total Investments – 103.1% (cost $329,887,478)			333,302,388
Other assets less liabilities – (3.1)%			(10,131,034)

Net Assets – 100.0%			$323,171,354

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	44	December 2021	$6,381,375	$(49,936)
U.S. T-Note 2 Yr (CBT) Futures	241	December 2021	52,839,250	(172,780)
U.S. T-Note 5 Yr (CBT) Futures	148	December 2021	18,019,000	(176,791)
U.S. Ultra Bond (CBT) Futures	133	December 2021	26,122,031	(33,916)

				$(433,423)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CAD	11,167	USD	8,769	11/19/2021	$(254,302)
Citibank, NA	AUD	9,823	USD	7,079	11/09/2021	(310,629)
Deutsche Bank AG	USD	3,521	RUB	259,477	12/15/2021	105,026
Goldman Sachs Bank USA	MYR	4,032	USD	970	12/22/2021	(654)
HSBC Bank USA	USD	648	CAD	802	11/19/2021	432
JPMorgan Chase Bank, NA	SEK	28,800	USD	3,292	01/20/2022	(65,367)
State Street Bank & Trust Co.	EUR	642	USD	763	11/08/2021	20,579
State Street Bank & Trust Co.	USD	322	AUD	438	11/09/2021	7,357
State Street Bank & Trust Co.	USD	366	SEK	3,139	01/20/2022	5
UBS AG	USD	563	AUD	751	11/09/2021	1,166
UBS AG	RUB	30,545	USD	435	12/15/2021	7,951

						$(488,436)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00%	Quarterly	2.56%	USD	776	$68,705	$31,666	$37,039
CDX-NAHY Series 37, 5 Year Index, 12/20/2026*	5.00	Quarterly	3.05	USD	2,014	190,058	188,291	1,767

						$258,763	$219,957	$38,806

*	Termination date

50 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	4,300	09/07/2026	CPI#	2.670%	Maturity	$(105,904)	$	– 0	–	$(105,904)
USD	4,300	09/07/2031	2.519%	CPI#	Maturity	134,540		– 0	–	134,540

						$28,636	$	– 0	–	$28,636

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
SEK	121,200	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	$(281,295)	$	– 0	–	$(281,295)
USD	2,000	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	(54,388)		– 0	–	(54,388)
CAD	2,100	03/04/2051	2.333%	3 Month CDOR	Semi-Annual	4,913		– 0	–	4,913

						$(330,770)	$	– 0	–	$(330,770)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.42%	USD	58	$4,862	$11,481	$(6,619)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	58	4,862	11,490	(6,628)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	697	58,420	135,177	(76,757)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	692	58,002	138,854	(80,852)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	1,743	146,093	341,109	(195,016)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.42	USD	3,486	292,185	695,086	(402,901)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00	) %	Monthly	5.42%	USD	433	$36,294	$73,929	$(37,635)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.42	USD	368	30,845	73,080	(42,235)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.42	USD	231	19,361	44,118	(24,757)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	5.42	USD	462	38,723	92,830	(54,107)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	5	(1,387)	(771)	(616)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	5	(1,387)	(616)	(771)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	11	(3,052)	(1,430)	(1,622)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	13	(3,607)	(1,501)	(2,106)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	14	(3,884)	(1,363)	(2,521)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	19	(5,270)	(2,307)	(2,963)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	23	(6,380)	(2,885)	(3,495)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	23	(6,380)	(2,793)	(3,587)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	25	(6,936)	(3,174)	(3,762)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	34	(9,432)	(4,850)	(4,582)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	32	(8,877)	(3,886)	(4,991)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	10.00	USD	32	(8,878)	(3,507)	(5,371)

52 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	45	$(12,484)	$(5,194)	$(7,290)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	46	(12,761)	(5,041)	(7,720)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	155	(43,000)	(10,258)	(32,742)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	291	(80,729)	(41,323)	(39,406)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,882	(522,047)	(73,646)	(448,401)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	850	(85,180)	(15,916)	(69,264)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	4	(1,110)	(438)	(672)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	52	(14,426)	(5,835)	(8,591)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	46	(12,761)	(2,527)	(10,234)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	181	(50,213)	(19,810)	(30,403)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	322	(89,328)	(38,838)	(50,490)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	745	(206,675)	(49,978)	(156,697)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	20	(5,549)	(2,908)	(2,641)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	26	(7,213)	(2,230)	(4,983)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	52	(14,425)	(4,916)	(9,509)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	52	(14,425)	(4,543)	(9,882)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	90	(24,968)	(11,048)	(13,920)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	104	$(28,851)	$(10,747)	$(18,104)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	224	(62,141)	(35,044)	(27,097)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	313	(86,832)	(49,673)	(37,159)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	260	(72,128)	(33,870)	(38,258)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	219	(60,754)	(13,897)	(46,857)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	311	(86,276)	(25,723)	(60,553)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	356	(98,761)	(36,305)	(62,456)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	760	(210,837)	(57,914)	(152,923)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	30	(8,322)	(2,801)	(5,521)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	32	(8,876)	(2,989)	(5,887)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	61	(16,923)	(7,451)	(9,472)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	130	(36,063)	(15,395)	(20,668)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	131	(36,342)	(12,200)	(24,142)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	374	(103,754)	(43,903)	(59,851)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	800	(221,934)	(113,169)	(108,765)

						$(1,711,911)	$832,541	$(2,544,452)

*	Termination date

54 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC iBoxx $ Liquid High Yield Index	3 Month LIBOR	Maturity	USD	13,086	12/20/2021	$16,064

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2021, the aggregate market value of these securities amounted to $118,942,708 or 36.8% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2021.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.76% of net assets as of October 31, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2019-FTR3, Class B2 4.886%, 09/25/2047	01/07/2020	$732,689	$688,602	0.21%
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	101,111	100,977	0.03%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	209,633	208,183	0.06%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	25,664	25,454	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	759,076	729,415	0.23%
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.339%, 11/25/2024	11/06/2015	27,820	27,082	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.04%, 11/15/2026	11/16/2015	153,298	141,229	0.04%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.438%, 02/27/2023	02/11/2020	$276,765	$276,765	0.09%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	60,000	61,491	0.02%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	365,927	6,617	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.339%, 11/25/2025	09/28/2015	164,585	154,288	0.05%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.589%, 11/25/2025	09/28/2015	40,371	39,369	0.01%

(f)	IO – Interest Only.

(g)	Inverse interest only security.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(i)	Defaulted matured security.

(j)	Non-income producing security.

(k)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2021.

(l)	Fair valued by the Adviser.

(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	01/02/2014	$452,350	$475,622	0.15%

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

MYR – Malaysian Ringgit

RUB – Russian Ruble

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

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PORTFOLIO OF INVESTMENTS (continued)

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2021

Assets
Investments in securities, at value
Unaffiliated issuers (cost $324,658,195)	$328,073,105
Affiliated issuers (cost $5,229,283)	5,229,283
Cash	1,179
Cash collateral due from broker	1,948,567
Foreign currencies, at value (cost $85,918)	87,002
Receivable for investment securities sold	5,292,978
Interest receivable	1,627,372
Market value on credit default swaps (net premiums paid $1,617,154)	689,647
Receivable for capital stock sold	251,455
Unrealized appreciation on forward currency exchange contracts	142,516
Receivable for variation margin on futures	27,224
Unrealized appreciation on total return swaps	16,064
Affiliated dividends receivable	19

Total assets	343,386,411

Liabilities
Payable for investment securities purchased	15,724,984
Market value on credit default swaps (net premiums received $784,613)	2,401,558
Unrealized depreciation on forward currency exchange contracts	630,952
Cash collateral due to broker	526,000
Dividends payable	175,544
Payable for capital stock redeemed	160,002
Advisory fee payable	111,571
Distribution fee payable	49,708
Payable for variation margin on centrally cleared swaps	45,070
Foreign capital gains tax payable	38,024
Administrative fee payable	30,586
Transfer Agent fee payable	28,115
Directors’ fees payable	1,888
Accrued expenses	291,055

Total liabilities	20,215,057

Net Assets	$323,171,354

Composition of Net Assets
Capital stock, at par	$28,722
Additional paid-in capital	320,851,253
Distributable earnings	2,291,379

Net Assets	$323,171,354

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$203,167,627	18,059,547	$11.25	*

C	$5,682,127	506,201	$11.23

Advisor	$102,827,056	9,135,837	$11.26

R	$746,332	66,354	$11.25

K	$5,736,200	509,439	$11.26

I	$1,818,614	161,397	$11.27

Z	$3,193,398	283,268	$11.27

*	The maximum offering price per share for Class A shares was $11.75 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income
Interest	$10,838,131
Dividends
Unaffiliated issuers	19,039
Affiliated issuers	806
Other income	878	$10,858,854

Expenses
Advisory fee (see Note B)	1,630,465
Distribution fee—Class A	537,607
Distribution fee—Class C	78,501
Distribution fee—Class R	6,380
Distribution fee—Class K	15,715
Transfer agency—Class A	266,010
Transfer agency—Class C	10,000
Transfer agency—Advisor Class	153,582
Transfer agency—Class R	3,318
Transfer agency—Class K	12,572
Transfer agency—Class I	1,552
Transfer agency—Class Z	1,039
Custody and accounting	168,923
Audit and tax	106,340
Registration fees	102,778
Administrative	90,800
Printing	39,311
Legal	38,399
Directors’ fees	23,143
Miscellaneous	26,588

Total expenses	3,313,023
Less: expenses waived and reimbursed by the Adviser (see Note B)	(792,622)

Net expenses		2,520,401

Net investment income		8,338,453

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		4,891,652
Forward currency exchange contracts		500,925
Futures		(2,298,637)
Options written		223,716
Swaps		(2,632,174)
Swaptions written		339,805
Foreign currency transactions		(346,186)
Net change in unrealized appreciation/depreciation of:
Investments(b)		(4,486,609)
Forward currency exchange contracts		(728,298)
Futures		792,675
Options written		(117,383)
Swaps		275,006
Swaptions written		(34,052)
Foreign currency denominated assets and liabilities		1,349

Net loss on investment and foreign currency transactions		(3,618,211)

Net Increase in Net Assets from Operations		$4,720,242

(a)	Net of foreign realized capital gains taxes of $12,427.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $4,501.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2021	Year Ended October 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,338,453	$9,720,991
Net realized gain on investment and foreign currency transactions	679,101	12,753,070
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,297,312)	(7,028,658)

Net increase in net assets from operations	4,720,242	15,445,403
Distributions to Shareholders
Class A	(8,026,732)	(6,405,787)
Class B	– 0	–	(201)
Class C	(258,221)	(231,596)
Advisor Class	(4,899,949)	(3,763,633)
Class R	(46,797)	(68,726)
Class K	(237,994)	(197,901)
Class I	(92,889)	(89,863)
Class Z	(208,684)	(250,502)
Capital Stock Transactions
Net increase (decrease)	(41,446,404)	9,467,968

Total increase (decrease)	(50,497,428)	13,905,162
Net Assets
Beginning of period	373,668,782	359,763,620

End of period	$323,171,354	$373,668,782

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2021

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Total Return Bond Portfolio (the “Fund”) (formerly AB Intermediate Bond Portfolio), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class T and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$85,278,782		$	– 0	–	$85,278,782
Commercial Mortgage-Backed Securities		– 0	–	54,345,119			334,614		54,679,733
Collateralized Mortgage Obligations		– 0	–	52,264,973			– 0	–	52,264,973
Governments – Treasuries		– 0	–	35,310,755			– 0	–	35,310,755
Mortgage Pass-Throughs		– 0	–	30,752,487			– 0	–	30,752,487
Asset-Backed Securities		– 0	–	12,844,072			1,047,731		13,891,803
Corporates – Non-Investment Grade		– 0	–	13,281,710			– 0	–	13,281,710
Collateralized Loan Obligations		– 0	–	10,946,616			– 0	–	10,946,616
Inflation-Linked Securities		– 0	–	9,955,223			– 0	–	9,955,223
Emerging Markets – Corporate Bonds		– 0	–	3,831,521			– 0	–	3,831,521
Local Governments – US Municipal Bonds		– 0	–	2,806,755			– 0	–	2,806,755
Quasi-Sovereigns		– 0	–	2,218,560			– 0	–	2,218,560
Emerging Markets – Sovereigns		– 0	–	2,123,744			– 0	–	2,123,744
Governments – Sovereign Bonds		– 0	–	1,099,223			– 0	–	1,099,223
Common Stocks		– 0	–	– 0	–		993,334		993,334
Short-Term Investments:
U.S. Treasury Bills		– 0	–	8,637,886			– 0	–	8,637,886
Investment Companies		5,229,283		– 0	–		– 0	–	5,229,283

Total Investments in Securities		5,229,283		325,697,426			2,375,679		333,302,388
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts		– 0	–	142,516			– 0	–	142,516
Centrally Cleared Credit Default Swaps		– 0	–	258,763			– 0	–	258,763	(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	134,540			– 0	–	134,540	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	4,913			– 0	–	4,913	(b)
Credit Default Swaps		– 0	–	689,647			– 0	–	689,647
Total Return Swaps		– 0	–	16,064			– 0	–	16,064
Liabilities:
Futures		(433,423)		– 0	–		– 0	–	(433,423	)(b)
Forward Currency Exchange Contracts		– 0	–	(630,952)			– 0	–	(630,952)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(105,904)			– 0	–	(105,904	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(335,683)			– 0	–	(335,683	)(b)
Credit Default Swaps		– 0	–	(2,401,558)			– 0	–	(2,401,558)

Total		$4,795,860		$323,469,772			$2,375,679		$330,641,311

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NOTES TO FINANCIAL STATEMENTS (continued)

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (which excludes acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, 1.02%, .77%, .52%, and .52% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. This waiver extends through January 31, 2022 and then may be extended by the

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NOTES TO FINANCIAL STATEMENTS (continued)

Adviser for additional one year terms. For the year ended October 31, 2021, such reimbursements/waivers amounted to $789,694.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2021, the reimbursement for such services amounted to $90,800.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $170,373 for the year ended October 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,748 from the sale of Class A shares and received $1,117 and $404 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2021, such waiver amounted to $2,928.

Fund	Market Value 10/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,612	$196,930	$195,313	$5,229	$1

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act

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of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,208,915, $148,574 and $67,060 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$115,894,524	$130,651,863
U.S. government securities	339,031,376	353,738,455

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$330,115,003

Gross unrealized appreciation	$11,083,654
Gross unrealized depreciation	(8,728,858)

Net unrealized appreciation	$2,354,796

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2021, the Fund held futures for hedging and non-hedging purposes.

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•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2021, the Fund held written options for hedging and non-hedging purposes. During the year ended October 31, 2021, the Fund held written swaptions for hedging and non-hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission

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merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams

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are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and

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credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted

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and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$433,423	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$38,806	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	139,453	*	Receivable/Payable for variation margin on centrally cleared swaps	441,587	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	142,516		Unrealized depreciation on forward currency exchange contracts	630,952

Credit contracts	Market value on credit default swaps	689,647		Market value on credit default swaps	2,401,558

Credit contracts	Unrealized appreciation on total return swaps	16,064

Total		$1,026,486			$3,907,520

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,298,637)	$792,675

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	500,925	(728,298)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	223,716	(117,383)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(79,811)	– 0	–

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	419,616	(34,052)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(594,763)	(181,545)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,037,411)	456,551

Total		$(3,866,365)	$187,948

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2021:

Futures:
Average notional amount of buy contracts	$143,154,931
Average notional amount of sale contracts	$15,524,794	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$27,639,940
Average principal amount of sale contracts	$45,030,277
Options Written:
Average notional amount	$29,911,200	(b)
Swaptions Written:
Average notional amount	$12,863,600	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$49,214,821
Centrally Cleared Inflation Swaps:
Average notional amount	$8,600,000	(d)
Credit Default Swaps:
Average notional amount of buy contracts	$8,538,769
Average notional amount of sale contracts	$10,165,122
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$3,534,008
Total Return Swaps:
Average notional amount	$13,100,000

(a)	Positions were open for ten months during the year.

(b)	Positions were open for less than one month during the year.

(c)	Positions were open for four months during the year.

(d)	Positions were open for two months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$564,424	$(401,344)	$(163,080)		$	– 0	–	$	– 0	–
Deutsche Bank AG	105,026	(105,026)	– 0	–		– 0	–		– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Goldman Sachs Bank USA/Goldman Sachs International	$36,294	$(36,294)		$	– 0	–	$	– 0	–	$ – 0	–
HSBC Bank USA	432	– 0	–		– 0	–		– 0	–	432
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	30,845	(30,845)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC	74,148	(74,148)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	27,941	– 0	–		– 0	–		– 0	–	27,941
UBS AG	9,117	– 0	–		– 0	–		– 0	–	9,117

Total	$848,227	$(647,657)			$(163,080)		$	– 0	–	$37,490	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$254,302	$ – 0	–	$	– 0	–	$	– 0	–	$254,302
Citibank, NA/Citigroup Global Markets, Inc.	401,344	(401,344)			– 0	–		– 0	–	– 0	–
Credit Suisse International	645,776	– 0	–		– 0	–		(645,776)		– 0	–
Deutsche Bank AG	459,693	(105,026)			(160,000)			(194,667)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	773,814	(36,294)			– 0	–		(737,520)		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	275,647	(30,845)			– 0	–		(216,839)		27,963
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC	221,934	(74,148)			– 0	–		(101,000)		46,786

Total	$3,032,510	$(647,657)			$(160,000)			$(1,895,802)		$329,051	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2021, the Fund earned drop income of $318,746 which is included in interest income in the accompanying statement of operations.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2021		Year Ended October 31, 2020	Year Ended October 31, 2021			Year Ended October 31, 2020

Class A
Shares sold	739,035		1,888,650		$8,403,048		$21,407,368

Shares issued in reinvestment of dividends and distributions	554,374		438,046		6,322,222		4,969,924

Shares converted from Class B	– 0	–	35,898		– 0	–	403,846

Shares converted from Class C	217,654		182,964		2,459,656		2,082,073

Shares redeemed	(2,926,511)		(2,549,088)		(33,270,087)		(28,719,237)

Net increase (decrease)	(1,415,448)		(3,530)		$(16,085,161)		$143,974

Class B
Shares sold	– 0	–	2	$	– 0	–	$30

Shares converted to Class A	– 0	–	(35,898)		– 0	–	(403,846)

Shares redeemed	– 0	–	(132)		– 0	–	(1,602)

Net decrease	– 0	–	(36,028)	$	– 0	–	$(405,418)

Class C
Shares sold	60,727		432,800		$693,436		$4,849,702

Shares issued in reinvestment of dividends and distributions	17,026		14,549		194,209		164,668

Shares converted to Class A	(218,074)		(183,382)		(2,459,656)		(2,082,073)

Shares redeemed	(234,007)		(316,423)		(2,658,869)		(3,542,669)

Net decrease	(374,328)		(52,456)		$(4,230,880)		$(610,372)

Advisor Class
Shares sold	3,650,665		5,154,674		$41,660,646		$58,200,348

Shares issued in reinvestment of dividends and distributions	193,069		155,888		2,202,877		1,769,237

Shares redeemed	(5,296,425)		(3,956,933)		(59,900,768)		(43,675,272)

Net increase (decrease)	(1,452,691)		1,353,629		$(16,037,245)		$16,294,313

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020

Class R
Shares sold	66,576	42,105	$762,932	$468,652

Shares issued in reinvestment of dividends and distributions	4,045	6,020	46,179	68,154

Shares redeemed	(160,662)	(182,460)	(1,835,776)	(1,990,251)

Net decrease	(90,041)	(134,335)	$(1,026,665)	$(1,453,445)

Class K
Shares sold	107,358	328,822	$1,232,269	$3,745,267

Shares issued in reinvestment of dividends and distributions	20,756	17,425	236,904	197,903

Shares redeemed	(188,986)	(431,270)	(2,142,508)	(4,696,457)

Net decrease	(60,872)	(85,023)	$(673,335)	$(753,287)

Class I
Shares sold	32,838	107,909	$375,668	$1,239,855

Shares issued in reinvestment of dividends and distributions	7,551	7,118	86,280	81,001

Shares redeemed	(116,547)	(238,893)	(1,333,364)	(2,743,592)

Net decrease	(76,158)	(123,866)	$(871,416)	$(1,422,736)

Class Z
Shares sold	293,258	342,251	$3,349,932	$3,852,305

Shares issued in reinvestment of dividends and distributions	18,055	22,034	206,201	250,023

Shares redeemed	(532,260)	(568,822)	(6,077,835)	(6,427,389)

Net decrease	(220,947)	(204,537)	$(2,521,702)	$(2,325,061)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value

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NOTES TO FINANCIAL STATEMENTS (continued)

of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions

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NOTES TO FINANCIAL STATEMENTS (continued)

of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments

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NOTES TO FINANCIAL STATEMENTS (continued)

in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

	2021	2020
Distributions paid from:
Ordinary income	$7,517,670	$10,898,767
Net long-term capital gains	6,253,596	109,442

Total taxable distributions paid	$13,771,266	$11,008,209

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$504,410
Other losses	(13,606	)(a)
Unrealized appreciation/(depreciation)	2,350,610	(b)

Total accumulated earnings/(deficit)	$2,841,414	(c)

(a)	As of October 31, 2021, the cumulative deferred loss on straddles was $13,606.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of callable bonds.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2021, the Fund did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.53		$ 11.35		$ 10.65		$ 11.11		$ 11.23

Income From Investment Operations

Net investment income(a)(b)	.25		.29		.33		.25		.24 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)		.22		.74		(.44)		(.06)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.14		.51		1.07		(.19)		.18

Less: Dividends and Distributions

Dividends from net investment income	(.28)		(.33)		(.37)		(.27)		(.23)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.42)		(.33)		(.37)		(.27)		(.30)

Net asset value, end of period	$ 11.25		$ 11.53		$ 11.35		$ 10.65		$ 11.11

Total Return

Total investment return based on net asset value(d)	1.22%		4.60%		10.23%		(1.75)%		1.68%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$203,168		$224,484		$221,033		$216,950		$240,386

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77%		.77%		.77%		.77%		.79%

Expenses, before waivers/reimbursements	.99%		.99%		1.04%		1.01%		1.03%

Net investment income(b)	2.23%		2.58%		2.98%		2.29%		2.16%†

Portfolio turnover rate**	128%		83%		74%		195%		209%

See footnote summary on page 97.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.50		$ 11.32		$ 10.63		$ 11.08		$ 11.21

Income From Investment Operations

Net investment income(a)(b)	.17		.21		.25		.17		.15 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)		.22		.73		(.43)		(.06)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.06		.43		.98		(.26)		.09

Less: Dividends and Distributions

Dividends from net investment income	(.19)		(.25)		(.29)		(.19)		(.16)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.33)		(.25)		(.29)		(.19)		(.22)

Net asset value, end of period	$ 11.23		$ 11.50		$ 11.32		$ 10.63		$ 11.08

Total Return

Total investment return based on net asset value(d)	.55%		3.83%		9.33%		(2.40)%		.83%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,682		$10,128		$10,564		$11,334		$15,676

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52%		1.52%		1.52%		1.52%		1.55%

Expenses, before waivers/reimbursements	1.74%		1.75%		1.79%		1.76%		1.78%

Net investment income(b)	1.51%		1.84%		2.24%		1.54%		1.38%†

Portfolio turnover rate**	128%		83%		74%		195%		209%

See footnote summary on page 97.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.53		$ 11.35		$ 10.65		$ 11.11		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.28		.32		.35		.28		.27 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)		.22		.75		(.44)		(.07)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.18		.54		1.10		(.16)		.20

Less: Dividends and Distributions

Dividends from net investment income	(.31)		(.36)		(.40)		(.30)		(.25)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.45)		(.36)		(.40)		(.30)		(.33)

Net asset value, end of period	$ 11.26		$ 11.53		$ 11.35		$ 10.65		$ 11.11

Total Return

Total investment return based on net asset value(d)	1.56%		4.86%		10.50%		(1.50)%		1.84%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$102,827		$122,108		$104,850		$76,406		$67,357

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%		.52%		.52%		.52%		.54%

Expenses, before waivers/reimbursements	.74%		.74%		.79%		.76%		.78%

Net investment income(b)	2.47%		2.82%		3.21%		2.55%		2.41%†

Portfolio turnover rate**	128%		83%		74%		195%		209%

See footnote summary on page 97.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.52		$ 11.34		$ 10.65		$ 11.10		$ 11.23

Income From Investment Operations

Net investment income(a)(b)	.23		.26		.30		.23		.21 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)		.22		.74		(.44)		(.06)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.12		.48		1.04		(.21)		.15

Less: Dividends and Distributions

Dividends from net investment income	(.25)		(.30)		(.35)		(.24)		(.21)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.39)		(.30)		(.35)		(.24)		(.28)

Net asset value, end of period	$ 11.25		$ 11.52		$ 11.34		$ 10.65		$ 11.10

Total Return

Total investment return based on net asset value(d)	1.04%		4.33%		9.86%		(1.90)%		1.34%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$746		$1,802		$3,298		$2,814		$2,699

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02%		1.02%		1.02%		1.02%		1.04%

Expenses, before waivers/reimbursements	1.37%		1.37%		1.42%		1.35%		1.39%

Net investment income(b)	1.99%		2.34%		2.73%		2.07%		1.91%†

Portfolio turnover rate**	128%		83%		74%		195%		209%

See footnote summary on page 97.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.54		$ 11.36		$ 10.66		$ 11.11		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.25		.29		.33		.25		.24 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)		.22		.74		(.43)		(.07)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.14		.51		1.07		(.18)		.17

Less: Dividends and Distributions

Dividends from net investment income	(.28)		(.33)		(.37)		(.27)		(.23)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.42)		(.33)		(.37)		(.27)		(.30)

Net asset value, end of period	$ 11.26		$ 11.54		$ 11.36		$ 10.66		$ 11.11

Total Return

Total investment return based on net asset value(d)	1.22%		4.59%		10.22%		(1.66)%		1.59%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,736		$6,580		$7,444		$7,863		$5,876

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77%		.77%		.77%		.77%		.79%

Expenses, before waivers/reimbursements	1.06%		1.07%		1.10%		1.08%		1.09%

Net investment income(b)	2.24%		2.59%		2.98%		2.32%		2.15%†

Portfolio turnover rate**	128%		83%		74%		195%		209%

See footnote summary on page 97.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.55		$ 11.36		$ 10.66		$ 11.12		$ 11.24

Income From Investment Operations

Net investment income(a)(b)	.28		.32		.36		.28		.27 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)		.23		.74		(.44)		(.06)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.17		.55		1.10		(.16)		.21

Less: Dividends and Distributions

Dividends from net investment income	(.31)		(.36)		(.40)		(.30)		(.25)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.45)		(.36)		(.40)		(.30)		(.33)

Net asset value, end of period	$ 11.27		$ 11.55		$ 11.36		$ 10.66		$ 11.12

Total Return

Total investment return based on net asset value(d)	1.46%		4.93%		10.50%		(1.50)%		1.93%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,819		$2,743		$4,107		$2,894		$2,729

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%		.52%		.52%		.52%		.54%

Expenses, before waivers/reimbursements	.68%		.70%		.75%		.72%		.75%

Net investment income(b)	2.48%		2.85%		3.22%		2.57%		2.41%†

Portfolio turnover rate**	128%		83%		74%		195%		209%

See footnote summary on page 97.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,
	2021		2020		2019		2018		2017

Net asset value, beginning of period	$ 11.55		$ 11.37		$ 10.67		$ 11.13		$ 11.26

Income From Investment Operations

Net investment income(a)(b)	.29		.32		.36		.27		.27 †

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)		.22		.74		(.43)		(.07)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	.00 (c)

Net increase (decrease) in net asset value from operations	.17		.54		1.10		(.16)		.20

Less: Dividends and Distributions

Dividends from net investment income	(.31)		(.36)		(.40)		(.30)		(.25)

Distributions from net realized gain on investment transactions	(.14)		– 0	–	– 0	–	– 0	–	(.04)

Return of capital	– 0	–	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.45)		(.36)		(.40)		(.30)		(.33)

Net asset value, end of period	$ 11.27		$ 11.55		$ 11.37		$ 10.67		$ 11.13

Total Return

Total investment return based on net asset value(d)	1.46%		4.84%		10.48%		(1.49)%		1.84%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,193		$5,824		$8,059		$7,274		$24,653

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%		.52%		.52%		.52%		.54%

Expenses, before waivers/reimbursements	.64%		.64%		.68%		.64%		.66%

Net investment income(b)	2.51%		2.82%		3.22%		2.48%		2.42%

Portfolio turnover rate**	128%		83%		74%		195%		209%

See footnote summary on page 97.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.02%	.02%

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Total Return Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Total Return Bond Portfolio, formerly AB Intermediate Bond Portfolio (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) on October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2021

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2021 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2021. For foreign shareholders, 98.36% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designates $6,253,596 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1),*

OFFICERS

Michael Canter(2), Vice President Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team. Messrs. Canter and Rao are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 45 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,## 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,## 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016 and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 69 (2008)	Private Investor since prior to 2016. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	74	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## ^ 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department-Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Weiner is expected to retire on or about December 31, 2021.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Michael Canter 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016. He is also Director of Securitized Assets and U.S. Multi-Sector Income.

Janaki Rao 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2016.

Emilie D. Wrapp 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2016.

Phyllis J. Clarke 60	Controller	Vice President of ABIS**, with which she has been associated since prior to 2016.

Vincent S. Noto 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2016.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Total Return Bond Portfolio (formerly AB Intermediate Bond Portfolio) (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

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The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the requests of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was close to the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose,

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they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy. Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to April 30, 2021, High Yield Portfolio was named FlexFee™ High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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AB TOTAL RETURN BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TRB-0151-1021

ITEM 2. CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees

AB Total Return Bond Portfolio	2020	$84,906	$1,020	$11,114
	2021	$84,906	$—	$17,169

AB Bond Inflation Strategy	2020	$96,097	$—	$11,114
	2021	$96,097	$—	$25,664

AB Municipal Bond Inflation Strategy	2020	$69,532	$—	$9,367
	2021	$69,532	$—	$16,235
			`

AB All Market Real Return	2020	$87,794	$—	$33,887
	2021	$87,794	$—	$62,754

AB Short Duration Income	2020	$30,961	$—	$9,445
	2021	$41,281	$—	$30,840

AB Tax Aware Fixed Income	2020	$36,060	$—	$15,550
	2021	$36,060	$—	$24,797

AB Income	2020	$121,160	$—	$16,391
	2021	$121,160	$—	$39,544

AB Sustainable Thematic Credit	2020	$—	$—	$—
	2021	$33,750	$—	$11,900

AB High Yield	2020	$111,951	$—	$6,219
	2021	$111,951	$3,000	$22,569

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB Total Return Bond Portfolio	2020	$1,025,571	$12,134
			$(1,020)
			$(11,114)

	2021	$1,078,309	$17,169
			$—
			$(17,169)

AB Bond Inflation Strategy	2020	$1,024,551	$11,114
			$—
			$(11,114)

	2021	$1,086,804	$25,664
			$—
			$(25,664)

AB Municipal Bond Inflation Strategy	2020	$1,022,804	$9,367
			$—
			$(9,367)

	2021	$1,077,375	$16,235
			$—
			$(16,235)

AB All Market Real Return	2020	$1,047,324	$33,887
			$—
			$(33,887)

	2021	$1,123,894	$62,754
			$—
			$(62,754)

AB Short Duration Income	2020	$1,022,882	$9,445
			$—
			$(9,445)

	2021	$1,091,980	$30,840
			$—
			$(30,840)

AB Tax Aware Fixed Income	2020	$1,028,987	$15,550
			$—
			$(15,550)

	2021	$1,085,937	$24,797
			$—
			$(24,797)

AB Income	2020	$1,029,828	$16,391
			$—
			$(16,391)

	2021	$1,100,684	$39,544
			$—
			$(39,544)

AB Sustainable Thematic Credit	2020	$—	$—
			$—
			$—

	2021	$1,073,040	$11,900
			$—
			$(11,900)

AB High Yield	2020	$904,270	$6,219
			$—
			$(6,219)

	2021	$1,086,709	$25,569
			$(3,000)
			$(22,569)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: December 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 30, 2021